EXECUTION VERSION TERM LOAN AND SECURITY AGREEMENT APOLLO ADMINISTRATIVE AGENCY LLC (AS ADMINISTRATIVE AGENT) WITH REDFIN CORPORATION (AS BORROWER), EACH GUARANTOR FROM TIME TO TIME PARTY HERETO, THE LENDERS FROM TIME TO TIME PARTY HERETO, AND APOLLO GLOBAL FUNDING, LLC (AS SOLE LEAD ARRANGER) October 20, 2023

- i- TABLE OF CONTENTS Page I. DEFINITIONS ....................................................................................................................... 1 1.1 Accounting Terms ...................................................................................................... 1 1.2 General Terms ............................................................................................................ 2 1.3 Uniform Commercial Code Terms ........................................................................... 42 1.4 Certain Matters of Construction ............................................................................... 43 1.5 Divisions ................................................................................................................... 43 II. ADVANCES, PAYMENTS ................................................................................................. 44 2.1 [Reserved] ................................................................................................................. 44 2.2 Procedures for Selection of Applicable Interest Rates for All Advances; Breakage 44 2.3 Term Loans ............................................................................................................... 46 2.4 Currencies ................................................................................................................. 48 2.5 Disbursement of Advance Proceeds ......................................................................... 48 2.6 Making and Settlement of Advances ........................................................................ 48 2.7 Termination of Commitments .................................................................................. 48 2.8 Manner and Repayment of Advances ....................................................................... 49 2.9 Repayment of Excess Advances ............................................................................... 50 2.10 Statement of Account ............................................................................................... 50 2.11 [Reserved]. ................................................................................................................ 50 2.12 [Reserved] ................................................................................................................. 50 2.13 [Reserved] ................................................................................................................. 50 2.14 [Reserved] ................................................................................................................. 50 2.15 [Reserved] ................................................................................................................. 50 2.16 [Reserved] ................................................................................................................. 50 2.17 [Reserved] ................................................................................................................. 50 2.18 [Reserved] ................................................................................................................. 50 2.19 [Reserved] ................................................................................................................. 50 2.20 Mandatory Prepayments; Prepayment Premium. ..................................................... 50 2.21 Use of Proceeds ........................................................................................................ 52 2.22 Defaulting Lender ..................................................................................................... 52 2.23 [Reserved] ................................................................................................................. 54 2.24 [Reserved] ................................................................................................................. 54 III. INTEREST AND FEES ....................................................................................................... 54 3.1 Interest ...................................................................................................................... 54 3.2 Delayed Draw Term Loan Commitment Fee ........................................................... 55 3.3 [Reserved] ................................................................................................................. 55 3.4 Fee Letter .................................................................................................................. 55 3.5 Computation of Interest and Fees ............................................................................. 55 3.6 Maximum Charges ................................................................................................... 55 3.7 Increased Costs ......................................................................................................... 56 3.9 Capital Adequacy ..................................................................................................... 56 3.10 Taxes ......................................................................................................................... 57

- ii- 3.11 Replacement of Lenders ........................................................................................... 60 3.12 Alternate Rate of Interest. ......................................................................................... 61 IV. COLLATERAL: GENERAL TERMS ................................................................................. 63 4.1 Security Interest in the Collateral ............................................................................. 63 4.2 Perfection of Security Interest; Intellectual Property Collateral .............................. 63 4.3 Preservation of Collateral ......................................................................................... 65 4.4 Ownership and Location of Collateral ..................................................................... 65 4.5 Defense of Administrative Agent’s and Lenders’ Interests ..................................... 66 4.6 Inspection Rights ...................................................................................................... 66 4.7 Real Property ............................................................................................................ 67 4.8 Receivables; Deposit Accounts and Securities Accounts ........................................ 67 4.9 Inventory ................................................................................................................... 68 4.10 Maintenance of Equipment ....................................................................................... 68 4.11 Exculpation of Liability ............................................................................................ 69 4.12 Financing Statements ................................................................................................ 69 4.13 Investment Property and Pledged Debt Collateral ................................................... 69 4.14 Provisions Regarding Certain Investment Property Collateral ................................ 70 V. REPRESENTATIONS AND WARRANTIES .................................................................... 71 5.1 Authority ................................................................................................................... 71 5.2 Formation and Qualification ..................................................................................... 71 5.3 Survival of Representations and Warranties ............................................................ 72 5.4 Tax Returns .............................................................................................................. 72 5.5 Financial Statements ................................................................................................. 72 5.6 Entity Names ............................................................................................................ 72 5.7 O.S.H.A. Environmental Compliance; Flood Insurance .......................................... 73 5.8 Solvency; No Litigation, Violation, Indebtedness or Default; ERISA Compliance 73 5.9 Patents, Trademarks, Copyrights and Licenses ........................................................ 75 5.10 Licenses and Permits ................................................................................................ 75 5.11 [Reserved] ................................................................................................................. 75 5.12 No Default ................................................................................................................ 75 5.13 No Burdensome Restrictions .................................................................................... 75 5.14 No Labor Disputes .................................................................................................... 75 5.15 Margin Regulations .................................................................................................. 76 5.16 Investment Company Act ......................................................................................... 76 5.17 Disclosure ................................................................................................................. 76 5.18 [Reserved] ................................................................................................................. 76 5.19 [Reserved] ................................................................................................................. 76 5.20 Business and Property of Loan Parties ..................................................................... 76 5.21 [Reserved] ................................................................................................................. 76 5.22 [Reserved] ................................................................................................................. 76 5.23 Equity Interests ......................................................................................................... 76 5.24 Commercial Tort Claims .......................................................................................... 77 5.25 Letter of Credit Rights .............................................................................................. 77 5.26 Material Contracts .................................................................................................... 77 5.27 Investment Property Collateral ................................................................................. 77

- iii- VI. AFFIRMATIVE COVENANTS .......................................................................................... 77 6.1 Compliance with Laws ............................................................................................. 77 6.2 Conduct of Business and Maintenance of Existence and Assets ............................. 77 6.3 Books and Records ................................................................................................... 78 6.4 Payment of Taxes ..................................................................................................... 78 6.5 Financial Covenant ................................................................................................... 78 6.6 Insurance ................................................................................................................... 78 6.7 Payment of Contractual Obligations ........................................................................ 79 6.8 Environmental Matters ............................................................................................. 79 6.9 Standards of Financial Statements ............................................................................ 79 6.10 [Reserved] ................................................................................................................. 79 6.11 Further Assurances .................................................... Error! Bookmark not defined. 6.12 [Reserved] ................................................................................................................. 80 6.13 [Reserved]. ................................................................................................................ 80 6.14 [Reserved]. ................................................................................................................ 80 6.15 Post-Closing Covenants. ........................................................................................... 80 VII. NEGATIVE COVENANTS ................................................................................................. 80 7.1 Merger, Consolidation, Acquisition and Sale of Assets ........................................... 80 7.2 Creation of Liens ...................................................................................................... 81 7.3 Guarantees ................................................................................................................ 81 7.4 Investments ............................................................................................................... 82 7.5 Loans ........................................................................................................................ 82 7.6 [Reserved] ................................................................................................................. 82 7.7 Restricted Payments ................................................................................................. 82 7.8 Indebtedness ............................................................................................................. 83 7.9 [Reserved] ................................................................................................................. 83 7.10 Transactions with Affiliates ..................................................................................... 83 7.11 [Reserved]. ................................................................................................................ 83 7.12 Subsidiaries ............................................................................................................... 83 7.13 Fiscal Year; Accounting Changes; Tax Reporting ................................................... 83 7.14 Burdensome Agreements .......................................................................................... 83 7.15 Amendment of Organizational Documents .............................................................. 84 7.16 Compliance with ERISA .......................................................................................... 84 7.17 Prepayment of Indebtedness ..................................................................................... 85 7.18 Membership/Partnership Interests ............................................................................ 85 7.19 [Reserved] ................................................................................................................. 85 7.20 Negative Pledge of Equity Interests of Specified Loan Parties ................................ 85 VIII. CONDITIONS PRECEDENT .............................................................................................. 85 8.1 Conditions to Closing Date ...................................................................................... 85 8.2 Conditions to Each Advance .................................................................................... 88 IX. INFORMATION AS TO LOAN PARTIES AND SUBSIDIARIES ................................... 89 9.1 Disclosure of Material Matters ................................................................................. 89 9.2 [Reserved] ................................................................................................................. 89 9.3 Environmental Reports ............................................................................................. 89

	9.4	[Reserved]	89
	9.5	Material Occurrences	89
	9.6	[Reserved]	90
	9.7	Annual Financial Statements	90
	9.8	Quarterly Financial Statements	90
	9.9	[Reserved]	91
	9.10	Lender Calls	91
	9.11	Additional Information	91
	9.12	Projections	91
	9.13	Regulatory Matters	91
	9.14	Notice of Litigation, Etc	91
	9.15	ERISA Notices and Requests	91
	9.16	Additional Documents	92
	9.17	Updates to Certain Schedules; Collateral Information Certificate	92
X.	EVENTS OF DEFAULT		92
	10.1	Nonpayment	92
	10.2	Breach of Representation	93
	10.3	Financial Information	93
	10.4	Judicial Actions	93
	10.5	Noncompliance	93
	10.6	Judgments	93
	10.7	Bankruptcy	93
	10.8	Lien Priority	94
	10.9	Cross Default.	94
	10.10	Breach of Guaranty, Guarantor Security Agreement or Other Document	94
	10.11	Change of Control.	94
	10.12	Invalidity	94
	10.13	[Reserved]	94
	10.14	[Reserved]	94
	10.15	Plans; ERISA	94
	10.16	Anti-Money Laundering/International Trade Law Compliance	94
XI.	LENDERS' RIGHTS AND REMEDIES AFTER DEFAULT		94
	11.1	Rights and Remedies	94
	11.2	Administrative Agent's Discretion	98
	11.3	Setoff	98
	11.4	Rights and Remedies not Exclusive	98
	11.5	Allocation of Payments After Event of Default	98
XII.	WAIVERS AND JUDICIAL PROCEEDINGS		99
	12.1	Waiver of Notice	99
	12.2	Delay	99
	12.3	Jury Waiver	99
XIII.	EFFECTIVE DATE AND TERMINATION		100
	13.1	Term	100
	13.2	Termination	100

- iv-

- v- XIV. REGARDING ADMINISTRATIVE AGENT AND ARRANGER .................................. 100 14.1 Appointment ........................................................................................................... 100 14.2 Nature of Duties ..................................................................................................... 101 14.3 Lack of Reliance on Administrative Agent and Arranger ...................................... 101 14.4 Resignation/Removal of Administrative Agent; Successor Administrative Agent 102 14.5 Certain Rights of Administrative Agent ................................................................. 102 14.6 Reliance .................................................................................................................. 103 14.7 Notice of Default .................................................................................................... 103 14.8 Indemnification ....................................................................................................... 103 14.9 Administrative Agent in Its Individual Capacity .................................................... 103 14.10 Delivery of Documents ........................................................................................... 103 14.11 Loan Parties Undertaking to Administrative Agent ............................................... 104 14.12 No Reliance on Administrative Agent’s Customer Identification Program ........... 104 14.13 Other Agreements ................................................................................................... 104 14.14 Erroneous Payments. .............................................................................................. 104 14.15 Collateral and Guaranty Matters ............................................................................ 107 14.16 Status of Administrative Agent .............................................................................. 107 XV. BORROWER AGENCY .................................................................................................... 108 15.1 Borrower Agency Provisions ................................................................................. 108 15.2 Waiver of Subrogation ........................................................................................... 109 XVI. MISCELLANEOUS ........................................................................................................... 109 16.1 Governing Law ....................................................................................................... 109 16.2 Entire Understanding; Amendments, etc ................................................................ 110 16.3 Successors and Assigns; Participations; New Lenders .......................................... 111 16.4 Application of Payments ........................................................................................ 114 16.5 Indemnity ................................................................................................................ 114 16.6 Notice ..................................................................................................................... 115 16.7 Survival ................................................................................................................... 117 16.8 Severability ............................................................................................................. 117 16.9 Expenses ................................................................................................................. 117 16.10 Injunctive Relief ..................................................................................................... 118 16.11 Consequential Damages ......................................................................................... 118 16.12 Captions .................................................................................................................. 118 16.13 Counterparts; Facsimile Signatures; Electronic Execution .................................... 118 16.14 Construction ........................................................................................................... 118 16.15 Confidentiality; Sharing Information ..................................................................... 118 16.16 Publicity .................................................................................................................. 119 16.17 Certifications From Banks and Participants; USA PATRIOT Act ........................ 119 16.18 Anti-Terrorism Laws; Beneficial Ownership Regulation ...................................... 120 16.19 Acknowledgment and Consent to Bail-In of EEA Financial Institutions .............. 121 16.20 Acknowledgment Regarding Any Supported QFCs .............................................. 121 XVII. GUARANTY .......................................................................................................... 123 17.1 Guaranty ................................................................................................................. 123 17.2 Waivers ................................................................................................................... 123

- vi- 17.3 No Defense ............................................................................................................. 123 17.4 Guaranty of Payment .............................................................................................. 123 17.5 Liabilities Absolute ................................................................................................ 124 17.6 Waiver of Notice .................................................................................................... 124 17.7 Administrative Agent’s Discretion ......................................................................... 125 17.8 Reinstatement ......................................................................................................... 125

- vii- LIST OF EXHIBITS AND SCHEDULES Exhibits Exhibit 1.2(b) Form of Compliance Certificate Exhibit 2.3-1 Form of Initial Term Loan Note Exhibit 2.3-2 Form of Delayed Draw Term Loan Note Exhibit 3.10(g)-1 Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) Exhibit 3.10(g)-2 Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) Exhibit 3.10(g)-3 Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Exhibit 3.10(g)-4 Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) Exhibit 4.2(d)(1) Form of IP Security Agreement Exhibit 4.2(d)(2) Form of IP Security Agreement Supplement Exhibit 7.12 Form of Joinder Agreement Exhibit 9.17 Form of Collateral Information Certificate and Supplemental Collateral Information Certificate Exhibit 16.3 Form of Commitment Transfer Supplement Schedules Schedule 1.1 Commitments Schedule 1.2(a) Permitted Encumbrances Schedule 1.2(b) Permitted Indebtedness Schedule 1.2(c) Permitted Loans Schedule 1.2(d) Existing Leases Schedule 1.2(e) Permitted Warehouse Facilities Schedule 4.4 Equipment and Inventory Locations; Place of Business, Chief Executive Office, Real Property Schedule 4.8(f) Deposit and Investment Accounts Schedule 5.1 Consents Schedule 5.2(a) States of Qualification and Good Standing Schedule 5.2(b) Subsidiaries Schedule 5.4 Federal Tax Identification Number Schedule 5.6 Prior Names Schedule 5.8(b)(i) Litigation Schedule 5.8(c) Plans Schedule 5.9 Intellectual Property; Intellectual Property Collateral Schedule 5.10 Licenses and Permits Schedule 5.14 Labor Disputes Schedule 5.23 Equity Interests Schedule 5.26 Material Contracts Schedule 7.10 Transactions with Affiliates

- 1- TERM LOAN AND SECURITY AGREEMENT Term Loan and Security Agreement, dated as of October 20, 2023, by and among REDFIN CORPORATION, a corporation formed under the laws of the State of Delaware (the “Borrower”), the guarantors party hereto from time to time (each, a “Guarantor” and collectively, the “Guarantors”), the financial institutions which are now or which hereafter become a party hereto (collectively, the “Lenders” and each individually a “Lender”), and APOLLO ADMINISTRATIVE AGENCY LLC, as agent for Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”). PRELIMINARY STATEMENTS WHEREAS, Borrower has requested that (i) the Initial Term Loan Lenders extend credit to Borrower in the form of Initial Term Loans on the Closing Date in an aggregate principal amount of $125,000,000 pursuant to this Agreement and (ii) from time to time after the Closing Date, the Delayed Draw Term Loan Lenders extend credit to Borrower in the form of Delayed Draw Term Loans in accordance with their Delayed Draw Term Loan Commitments in an aggregate principal amount of up to $125,000,000 pursuant to this Agreement; WHEREAS, on the Closing Date, the proceeds of the Initial Term Loans made on such date will be used in part to consummate the Transactions (as hereinafter defined); WHEREAS, the Lenders have indicated their willingness to extend credit on the terms and subject to the conditions set forth herein; and IN CONSIDERATION of the mutual covenants and undertakings herein contained, Loan Parties, Lenders and Administrative Agent hereby agree as follows: I. DEFINITIONS. 1.1 Accounting Terms. As used in this Agreement, the Other Documents or any certificate, report or other document made or delivered pursuant to this Agreement, accounting terms not defined in Section 1.2 hereof or elsewhere in this Agreement and accounting terms partly defined in Section 1.2 hereof to the extent not defined shall have the respective meanings given to them under GAAP; provided, however, that, whenever such accounting terms are used for the purposes of determining compliance with financial covenants in this Agreement, such accounting terms shall be defined in accordance with GAAP as applied in preparation of the audited financial statements of the Borrower for the fiscal year ended December 31, 2022, except for the application of ASU No. 2016-2, Leases (Topic 842), which was adopted effective January 1, 2022 (“Topic 842”). If after the Closing Date any change in GAAP occurs that affects in any respect the calculation of any covenant contained in this Agreement or the definition of any term defined under GAAP used in such calculations, Administrative Agent, Lenders and Loan Parties shall negotiate in good faith to amend the provisions of this Agreement that relate to the calculation of such covenants with the intent of having the respective positions of Administrative Agent, Lenders and Loan Parties after such change in GAAP conform as nearly as possible to their respective positions as of the Closing Date; provided, that, until any such amendments have been agreed upon, the covenants in this Agreement shall be calculated as if no such change in GAAP had occurred and Loan Parties shall provide additional financial statements or supplements thereto, attachments to Compliance Certificates and/or calculations regarding financial covenants as Administrative Agent may reasonably require in order to provide the appropriate financial information required hereunder with respect to Loan Parties both reflecting any applicable changes

- 2- in GAAP and as necessary to demonstrate compliance with the financial covenants before giving effect to the applicable changes in GAAP. 1.2 General Terms. For purposes of this Agreement the following terms shall have the following meanings: “Accountants” shall have the meaning set forth in Section 9.7 hereof. “Administrative Agent” shall have the meaning set forth in the preamble to this Agreement. “Advances” shall mean and include the Term Loans (including Delayed Draw Term Loans). “Affected Lender” shall have the meaning set forth in Section 3.11 hereof. “Affiliate” of any Person shall mean any Person which, directly or indirectly, is in control of, is controlled by, or is under common control with such Person and any Persons with the same investment manager or whose investment manager is directly or indirectly controlling, controlled by, or under common control with another Person’s investment manager. “After-Acquired Intellectual Property” shall have the meaning set forth in Section 4.2(d) hereof. “Agent Parties” shall mean, collectively, the Administrative Agent, the Arranger and each of their respective officers, directors, partners, members, managers, Affiliates, attorneys, employees and agents. “Agreement” shall mean this Term Loan and Security Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time. “Alternate Base Rate” shall mean, for any day, a rate per annum equal to the highest of (a) the Base Rate in effect on such day, (b) the sum of the Overnight Bank Funding Rate in effect on such day plus one half of one percent (0.5%), (c) the sum of Daily Simple SOFR in effect on such day plus one percent (1.0%), so long as Daily Simple SOFR is offered, ascertainable and not unlawful, and (d) two and one half of one percent (2.5%). Any change in the Alternate Base Rate (or any component thereof) shall take effect at the opening of business on the day such change has occurred. “Alternate Source” shall have the meaning set forth in the definition of “Overnight Bank Funding Rate”. “Anti-Corruption Laws” shall mean the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder, the U.K. Bribery Act of 2010, as amended, and all other Applicable Laws and regulations or ordinances concerning or relating to bribery or corruption in any jurisdiction in which any Loan Party or any Subsidiary of any of the foregoing, is located or is doing business. “Anti-Money Laundering Laws” shall mean the Applicable Laws or regulations in any jurisdiction in which any Loan Party or any Subsidiary of any of the foregoing, is located or is doing business that relates to money laundering, any predicate crime to money laundering, or any financial record keeping and reporting requirements related thereto. “Anti-Terrorism Laws” shall mean any Laws relating to terrorism, trade sanctions programs and embargoes, import/export licensing, money laundering or bribery, and any regulation, order, or directive promulgated, issued or enforced pursuant to such Laws, all as amended, supplemented or replaced from time to time, and including, without limitation, Anti-Corruption Laws and Anti-Money Laundering Laws.

- 3- “Applicable Law” or “Applicable Laws” shall mean all Laws, rules and regulations applicable to any Person, conduct, transaction, covenant, Other Document or contract in question, including all applicable common law and equitable principles, all provisions of all applicable state and federal constitutions, statutes, rules, regulations, treaties, directives and orders of any United States Governmental Body (or any Governmental Body of a foreign jurisdiction in which Borrower has material business operations), including, without limitation, the Fair Housing Act of 1968 and the Real Estate Settlement procedures Act of 1974, and all orders, judgments and decrees of all courts and arbitrators. “Applicable Margin” shall mean, with respect to the Term Loans (including Delayed Draw Term Loans), a percentage per annum equal to (a) until delivery of financial statements for the fifth full fiscal quarter ending after the Closing Date pursuant to Section 9.8, (i) 5.75% for Term SOFR Loans and (ii) 4.75% for Domestic Rate Loans and (b) thereafter, the following percentages per annum, based upon the EBITDA as specified in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 9.8: Pricing Level EBITDA Term SOFR Loans Domestic Rate Loans 1 < $65,000,000 5.75% 4.75% 2 ≥ $65,000,000 < $80,000,000 5.50% 4.50% 3 ≥ $80,000,000 5.25% 4.25% Any increase or decrease in the Applicable Margin resulting from a change in the EBITDA shall become effective as of the first Business Day of the month immediately following the date a Compliance Certificate is delivered pursuant to Section 9.8; provided that, “Pricing Level 1” (as set forth above) shall apply as of (x) the first Business Day after the date on which a Compliance Certificate was required to have been delivered but was not delivered, and shall continue to so apply to and including the date on which such Compliance Certificate is so delivered (and thereafter the pricing level otherwise determined in accordance with this definition shall apply) or (y) the first Business Day after an Event of Default shall have occurred and be continuing, and shall continue to so apply to but excluding the date on which such Event of Default is cured or waived (and thereafter the pricing level otherwise determined in accordance with this definition shall apply). “Application Date” shall have the meaning set forth in Section 2.8(b) hereof. “Approvals” shall have the meaning set forth in Section 5.7(b) hereof. “Apollo” shall mean, collectively, Apollo Capital Management, L.P. or any of its Affiliates. “Apollo Existing 2025 Convertible Notes” shall mean Existing 2025 Convertible Notes held by Apollo. “Apollo Existing 2027 Convertible Notes” shall mean Existing 2027 Convertible Notes held by Apollo. “Arranger” shall mean Apollo Global Funding, LLC in its capacity as sole lead arranger under this Agreement. “Available Tenor” shall mean, as of any date of determination and with respect to the then-current Benchmark, as applicable, if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement

- 4- as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then- removed from the definition of “Interest Period” pursuant to Section 3.12.3. “Bail-In Action” shall mean the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution. “Bail-In Legislation” shall mean, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the Bail-In Legislation Schedule. “Bail-In Legislation Schedule” shall mean the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Bankruptcy Code” shall mean Title 11 of the United States Code entitled “Bankruptcy”, as amended, and other Applicable Laws regarding bankruptcy, insolvency or similar proceedings. “Base Rate” shall mean the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the higher per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.5 (519) (Selected Interest Rates) as the “bank prime loan” rate, or if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent), in each case to be adjusted automatically, without notice, on the effective date of any change in such rate. “Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 3.12.3. “Benchmark Replacement” shall mean, with respect to any Benchmark Transition Event, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date: (a) Daily Simple SOFR; or (b) the sum of: (i) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities and (ii) the related Benchmark Replacement Adjustment. If the Benchmark Replacement as determined pursuant to clause (a) or (b) above would be less than the SOFR Floor, the Benchmark Replacement will be deemed to be the SOFR Floor for the purposes of this Agreement and the Other Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or

- 5- recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities at such time. “Benchmark Replacement Date” shall mean a date and time determined by the Administrative Agent, which date shall be no later than the earliest to occur of the following events with respect to the then-current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which all Available Tenors of such Benchmark (or the published component used in the calculation thereof) has been or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) have been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, if such Benchmark is a term rate, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such

- 6- component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. For the avoidance of doubt, if such Benchmark is a term rate, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” means the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Other Document in accordance with Section 3.12.3 and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Other Document in accordance with Section 3.12.3. “Beneficial Owner” shall mean, for each Loan Party, each of the following: (a) each individual, if any, who, directly or indirectly, owns 25% or more of such Loan Party’s Equity Interests; and (b) a single individual with significant responsibility to control, manage, or direct such Loan Party. “Beneficial Ownership Regulations” shall mean 31 C.F.R. § 1010.230. “Benefited Lender” shall have the meaning set forth in Section 2.6(e) hereof. “Boards of Directors” shall have the meaning set forth in Section 6.14 hereof. “Borrower” shall have the meaning set forth in the preamble to this Agreement. “Borrower’s Account” shall have the meaning set forth in Section 2.10 hereof. “Borrower Materials” shall have the meaning set forth in Section 14.10(a) hereof. “Business Day” shall mean any day other than Saturday or Sunday or a legal holiday on which commercial banks are authorized or required by law to be closed for business in Seattle, Washington or New York, New York; provided that when used in connection with an amount that bears interest at a rate based on SOFR or any direct or indirect calculation or determination of SOFR, “Business Day” shall mean any such day that is also a U.S. Government Securities Business Day. “Capital Costs and Expenditures” shall mean expenditures made or liabilities incurred for (i) the acquisition of any fixed assets or improvements (or of any replacements or substitutions thereof or additions thereto) which have a useful life of more than one year and which, in accordance with GAAP, would be classified as Capital Costs and Expenditures or as “purchases of property and equipment” or similar items

- 7- reflected in the statement of cash flows; or (ii) purchased software or internally developed software and software enhancements which, in accordance with GAAP, would be classified as capitalized costs. Capital Costs and Expenditures for any period shall include the principal portion of Finance Leases paid in such period to the extent not included in rent, lease or interest expense. “Cash Dominion Period” shall mean each period (a) beginning upon the occurrence of an Event of Default (after giving effect to any applicable grace period), and (b) ending on the date that such Event of Default shall have been cured or waived or is no longer continuing. “CEA” shall mean the Commodity Exchange Act (7 U.S.C.§1 et seq.), as amended from time to time, and any successor statute. “CERCLA” shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. §§9601 et seq. “Certificate of Beneficial Ownership” shall mean a certificate in form and substance acceptable to Administrative Agent (as amended or modified by Administrative Agent from time to time in its sole discretion), certifying, among other things, the Beneficial Owner of each Loan Party and its Subsidiaries. “CFTC” shall mean the Commodity Futures Trading Commission. “Change in Law” shall mean the occurrence, after the Closing Date, of any of the following: (a) the adoption or taking effect of any Applicable Law; (b) any change in any Applicable Law or in the administration, implementation, interpretation or application thereof by any Governmental Body; or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Body; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, regulations, guidelines, interpretations or directives thereunder or issued in connection therewith and (y) all requests, rules, regulations, guidelines, interpretations or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a Change in Law regardless of the date enacted, adopted, issued, promulgated or implemented. “Change of Control” shall mean: (a) a “person” or “group” within the meaning of Section 13(d) of the Exchange Act, other than the Borrower, its Wholly-Owned Subsidiaries and the employee benefit plans of the Borrower and its Wholly-Owned Subsidiaries, files a Schedule TO (or any successor schedule, form or report) or any schedule, form or report under the Exchange Act disclosing that such person has become the direct or indirect “beneficial owner,” as defined in Rule 13d-3 under the Exchange Act, of (i) the Borrower’s Common Equity representing more than 50% of the voting power of the Borrower’s Common Equity or (ii) more than 50% of the then outstanding Common Stock; or (b) the consummation of (A) any recapitalization, reclassification or change of the Common Stock as a result of which the Common Stock would be converted into, or exchanged for, stock of any Person other than the Borrower, other securities, other property or assets; (B) any share exchange, consolidation or merger of the Borrower pursuant to which the Common Stock will be converted into cash, securities (other than securities of the Borrower) or other property or assets; or (C) any sale, lease or other transfer in one transaction or a series of transactions of all or substantially all of the consolidated assets of the Borrower and its Subsidiaries, taken as a whole, to any Person other than one or more of the Borrower’s Wholly-Owned Subsidiaries;

- 8- (c) the stockholders of the Borrower approve any plan or proposal for the liquidation or dissolution of the Borrower; or (d) the Common Stock (or other Common Equity of the Borrower) ceases to be listed or quoted on any of The New York Stock Exchange, The Nasdaq Global Select Market or The Nasdaq Global Market (or any of their respective successors). “CIP Regulations” shall have the meaning set forth in Section 14.12 hereof. “Claims” shall have the meaning set forth in Section 16.5 hereof. “Closing Date” shall mean the date of this Agreement. “Closing Date Repurchase” shall have the meaning set forth in Section 8.1(c) hereof. “Code” shall mean the Internal Revenue Code of 1986, as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect. “Collateral” shall mean and include all right, title and interest of each Loan Party in all of the following property and assets of such Loan Party, in each case whether now existing or hereafter arising or created and whether now owned or hereafter acquired and wherever located: (a) all accounts, Receivables and all supporting obligations relating thereto; (b) all equipment and fixtures; (c) all general intangibles (including all payment intangibles and all software and all Intellectual Property Collateral) and all supporting obligations related thereto; (d) all Goods and Inventory; (e) all Subsidiary Stock, securities, Investment Property, and financial assets; (f) all Real Property; (g) all contract rights, rights of payment which have been earned under a contract rights, chattel paper (including electronic chattel paper and tangible chattel paper), commercial tort claims (whether now existing or hereafter arising, including those described from time to time in the Collateral Information Certificate); documents (including all warehouse receipts and bills of lading), deposit accounts, goods, indebtedness owed to such Loan Party, instruments and promissory notes (all such indebtedness, instruments and notes owing to or in favor of any Loan Party, “Pledged Debt”), letters of credit (whether or not the respective letter of credit is evidenced by a writing) and letter-of-credit rights, cash, cash equivalents, certificates of deposit, insurance proceeds (including hazard, flood and credit insurance), security agreements, eminent domain proceeds, condemnation proceeds, tort claim proceeds and all supporting obligations; (h) all ledger sheets, ledger cards, files, correspondence, records, books of account, business papers, computers, computer software (owned by any Loan Party or in which it has an interest), computer programs, tapes, disks and documents, including all of such property relating to the property described in clauses (a) through and including (g) of this definition; and

- 9- (i) all proceeds and products of the property described in clauses (a) through and including (h) of this definition, in whatever form. It is the intention of the parties that if Administrative Agent shall fail to have a perfected Lien in any particular property or assets of any Loan Party for any reason whatsoever, but the provisions of this Agreement and/or of the Other Documents, together with all financing statements and other public filings relating to Liens filed or recorded by Administrative Agent against Loan Parties, would be sufficient to create a perfected Lien in any property or assets that such Loan Party may receive upon the sale, lease, license, exchange, transfer or disposition of such particular property or assets, then all such “proceeds” of such particular property or assets shall be included in the Collateral as original collateral that is the subject of a direct and original grant of a security interest as provided for herein and in the Other Documents (and not merely as proceeds (as defined in Article 9 of the Uniform Commercial Code) in which a security interest is created or arises solely pursuant to Section 9-315 of the Uniform Commercial Code). Notwithstanding the foregoing, “Collateral” shall not include Excluded Property. “Collateral Information Certificate” shall mean the document in the form of Exhibit 9.17 hereto, properly completed by the Loan Parties and otherwise in form and substance satisfactory to Administrative Agent, as supplemented from time to time. “Commitment Transfer Supplement” shall mean a document in the form of Exhibit 16.3 hereto, properly completed and otherwise in form and substance satisfactory to Administrative Agent by which the Purchasing Lender purchases and assumes a portion of the obligation of Lenders to make Advances under this Agreement. “Common Equity” of any Person means Equity Interests of such Person that is generally entitled (a) to vote in the election of directors of such Person or (b) if such Person is not a corporation, to vote or otherwise participate in the selection of the governing body, partners, managers or others that will control the management or policies of such Person. “Common Stock” means the common stock of the Borrower, par value $0.001 per share as of the Closing Date. “Compliance Certificate” shall mean a compliance certificate substantially in the form of Exhibit 1.2(b) hereto to be signed by the President, Chief Financial Officer, Head of Finance, or Controller of Borrower, or another authorized officer of the Borrower. “Conforming Changes” shall mean, with respect to either the use or administration of Term SOFR Rate or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definitions of “Alternate Base Rate”, “Business Day”, “Interest Period”, “U.S. Government Securities Business Day”, or any similar or analogous definition (or the addition of a concept of “interest period”), the timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the Other Documents).

- 10- “Connection Income Taxes” shall mean Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consents” shall mean all filings and all licenses, permits, consents, approvals, authorizations, qualifications and orders of Governmental Bodies and other third parties, domestic or foreign, necessary to carry on any Loan Party’s business or necessary (including to avoid a conflict or breach under any agreement, instrument, other document, license, permit or other authorization) for the execution, delivery or performance of this Agreement or the Other Documents, including any Consents required under all applicable federal, state or other Applicable Law. “Consolidated Basis” shall mean, (a) with respect to the Borrower, the consolidation of the accounts or other items of the Borrower and its Subsidiaries in accordance with GAAP, and (b) with respect to the Loan Parties, the consolidation of the accounts or other items of the Loan Parties in accordance with GAAP and excluding Subsidiaries that are not Loan Parties. “Consolidated Interest Expense” shall mean with respect to any Person for any period, the total consolidated cash interest expense (excluding that portion attributable to Finance Leases and amortization of right of use assets) of such Person and its consolidated Subsidiaries for such period (calculated without regard to any limitations on the payment thereof and including commitment fees, letter-of-credit fees, and net amounts payable under any interest rate protection agreements but, for the avoidance of doubt, excluding any original issue discount or revolving facility closing fee, and any interest income earned by such Person) determined in accordance with GAAP. “Contract Rate” shall have the meaning set forth in Section 3.1 hereof. “Controlled Account Bank” shall mean (a) Wells Fargo Bank, N.A., (b) PNC Bank, N.A. and (c) such other bank acceptable to Administrative Agent in its reasonable discretion. “Controlled Accounts” shall have the meaning set forth in Section 4.8 hereof. “Controlled Group” shall mean, at any time, each Loan Party, each Subsidiary of a Loan Party and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control and all other entities which, together with any Loan Party or any Subsidiary of a Loan Party, are (A) treated as a single employer under Section 414 of the Code or (B) under common control within the meaning of 4001(a)(14) of ERISA. “Copyrights” shall have the meaning set forth in the definition of “Intellectual Property”. “Covered Entity” shall mean (a) each Loan Party, each Subsidiary of each Loan Party, all Guarantors and all pledgors of Collateral and (b) each Person that, directly or indirectly, is in control of a Person described in clause (a) above. For purposes of this definition, control of a Person shall mean the direct or indirect (x) ownership of, or power to vote, 25% or more of the issued and outstanding equity interests having ordinary voting power for the election of directors of such Person or other Persons performing similar functions for such Person, or (y) power to direct or cause the direction of the management and policies of such Person whether by ownership of equity interests, contract or otherwise. “Customer” shall mean and include the account debtor with respect to any Receivable with respect to any contract or contract right, and/or any party who enters into any contract or other arrangement with any Loan Party, pursuant to which such Loan Party is to deliver any personal property or perform any services.

- 11- “Customs” shall have the meaning set forth in Section 2.13(b) hereof. “Daily Simple SOFR” shall mean, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion. “Debt Payments” shall mean for any period, in each case, all cash actually expended by the Loan Parties and their Subsidiaries to make: (a) interest payments on any Advances hereunder, plus (b) scheduled principal payments on the Term Loans plus (c) payments for all fees, commissions and charges set forth herein, plus (d) payments with respect to any other Permitted Indebtedness for borrowed money (other than the Obligations) at the scheduled maturity thereof. “Declined Proceeds” shall have the meaning set forth in Section 2.20(i) hereof. “Default” shall mean an event, circumstance or condition which, with the giving of notice or passage of time or both, would constitute an Event of Default. “Default Rate” shall have the meaning set forth in Section 3.1 hereof. “Defaulting Lender” shall mean any Lender that: (a) has failed, within two (2) Business Days of the date required to be funded or paid, to (i) fund any portion of its Term Loan Commitment Percentage of Advances, (ii) [reserved] or (iii) pay over to Administrative Agent or any Lender any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies Administrative Agent in writing prior to the making of the applicable Term Loan that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including a particular Default or Event of Default, if any) has not been satisfied; (b) has notified Loan Parties or Administrative Agent in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including a particular Default or Event of Default, if any) to funding an Advance under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit; (c) has failed, within two (2) Business Days after request by Administrative Agent, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations) to fund prospective Advances, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon Administrative Agent’s receipt of such certification in form and substance satisfactory to Administrative Agent and Borrower; (d) has become the subject of an Insolvency Event and/or a Bail-In Action; or (e) has failed at any time to comply with the provisions of Section 2.6(e) hereof with respect to purchasing participations from the other Lenders, whereby such Lender’s share of any payment received, whether by setoff or otherwise, is in excess of its pro rata share of such payments due and payable to all of the Lenders. “Delayed Draw Term Loans” shall mean the Delayed Draw Term Loans borrowed by the Borrower pursuant to Section 2.3(b). “Delayed Draw Term Loan Commitment” shall mean, as to any Delayed Draw Term Loan Lender, the obligation of such Delayed Draw Term Loan Lender (if applicable), to fund Delayed Draw Term Loans pursuant to Section 2.3(b), in an aggregate principal amount equal to the Delayed Draw Term Loan Commitment Amount (if any) of such Delayed Draw Term Loan Lender.

- 12- “Delayed Draw Term Loan Commitment Amount” shall mean, as to any Delayed Draw Term Loan Lender, the Delayed Draw Term Loan Commitment Amount of such Delayed Draw Term Loan Lender set forth on Schedule 1.1 hereto (or, in the case of any Lender that becomes party to this Agreement after the Closing Date pursuant to Section 16.3(c) or (d) hereof, the Delayed Draw Term Loan Commitment Amount of such Delayed Draw Term Loan Lender as set forth in the applicable Commitment Transfer Supplement). The aggregate Delayed Draw Term Loan Commitment Amount of all Delayed Draw Term Loan Lenders as of the Closing Date is $125,000,000. “Delayed Draw Term Loan Commitment Expiration Date” means the earlier of (a) the date on which the Delayed Draw Term Loan Commitments have been reduced to zero and (y) October 20, 2024. “Delayed Draw Term Loan Commitment Percentage” shall mean, as to any Delayed Draw Term Loan Lender, the Delayed Draw Term Loan Commitment Percentage of such Delayed Draw Term Loan Lender set forth on Schedule 1.1 hereto (or, in the case of any Lender that becomes party to this Agreement after the Closing Date pursuant to Section 16.3(c) or (d) hereof, the Delayed Draw Term Loan Commitment Percentage (if any) of such Delayed Draw Term Loan Lender as set forth in the applicable Commitment Transfer Supplement). “Delayed Draw Term Loan Commitment Period” means in respect of the Delayed Draw Term Loan Commitments, the period after the Closing Date to, but excluding, the Delayed Draw Term Loan Commitment Expiration Date. “Delayed Draw Term Loan Funding Date” means any date on which Delayed Draw Term Loans are made by a Delayed Draw Term Loan Lender. “Delayed Draw Term Loan Lender” shall mean a Lender holding a Delayed Draw Term Loan Commitment, a Delayed Draw Term Loan Commitment Amount, and/or any Delayed Draw Term Loans. “Disqualified Equity Interests” shall mean any Equity Interest that, by its terms (or by the terms of any security or other Equity Interests into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (a) matures or is mandatorily redeemable (other than solely for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Term Loan Commitments), (b) is redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests), in whole or in part, (c) provides for the scheduled payments of dividends in cash or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is 91 days after the Term, provided, that only the portion of the Equity Interests that so mature or are mandatorily redeemable, are so convertible or exchangeable or are so redeemable at the option of the holder thereof prior to such date, shall be deemed to be Disqualified Equity Interests. "Disqualified Lender” means (a) any Person that has been identified in writing to the Administrative Agent prior to the Closing Date; (b) any Person that is a competitor of the Borrower or any of its Subsidiaries that has been identified in writing to the Administrative Agent from time to time by the Borrower (which list of competitors may be supplemented by the Borrower after the Closing Date by means of a written notice to the Administrative Agent, but which supplementation shall not apply retroactively to disqualify any previously acquired assignment or participation in any Loan); and (c) any Affiliate (other than a bona fide debt fund affiliate) of any Person described in clauses (a) and (b) above that is (x) identified

- 13- in writing to the Administrative Agent, (y) a known Affiliate of such Person in the marketplace, or (z) readily identifiable on the basis of such Affiliate’s name. “Document” shall have the meaning given to the term “document” in the Uniform Commercial Code. “Dollar” and the sign “$” shall mean lawful money of the United States of America. “Domestic Rate Loan” shall mean any Advance that bears interest based upon the Alternate Base Rate. “Earn-Outs” shall mean obligations of the Loan Parties consisting of earn-outs related to an entity, business or assets acquired in connection with a Permitted Acquisition or other investment permitted hereunder, calculated at any time of determination as the amount thereof required to be reflecting as a balance sheet liability at such time in accordance with GAAP. “EBITDA” shall mean for any period with respect to Loan Parties on a Consolidated Basis, the result of: (a) Net Income for such period, plus (b) the sum of the following for such period, in each case only to the extent (and in the same proportion) deducted in determining Net Income, without duplication: (i) Consolidated Interest Expense; (ii) provision for income or franchise Taxes; (iii) depreciation; (iv) amortization (including amortization of deferred fees and the accretion of original issue discount); (v) any expenses or charges in connection with the impairment of any assets; (vi) any other non-cash charges; provided, that for purposes of this subclause (v) of this clause (a), any non-cash charges or losses shall be treated as cash charges or losses in any subsequent period during which cash disbursements attributable thereto are made (but excluding, for the avoidance of doubt, amortization of a prepaid cash item that was paid in a prior period); (vii) any expenses or charges (other than depreciation or amortization expenses as described in the preceding subclauses (iii) and (iv)) related to any repurchase or issuance of Equity Interests or Indebtedness, investment (including any Permitted Investments), acquisition (including any Permitted Acquisition), disposition, recapitalization or the incurrence, modification, redemption, retirement or repayment of Permitted Indebtedness (including any refinancing thereof) (whether or not completed or successful), including (x) such fees, expenses or charges related to this Agreement (and, in each case, any refinancing of such

- 14- Permitted Indebtedness), and (y) any amendment or other modification of the Obligations or other Indebtedness; (viii) (A) any expenses or charges resulting from non-cash stock-based compensation (including expenses or charges relating to stock options, restricted stock units and the Borrower’s employee stock purchase plan, and the employer portion of any payroll taxes thereon; (ix) Loss on extinguishment, repayment or repurchase of indebtedness; (x) extraordinary, unusual or other onetime charges or expenses; (xi) any losses on disposition of assets; minus (c) the sum of (without duplication and to the extent the amounts described in this clause (c) increased such Net Income for such period) non-cash items increasing Net Income of the Loan Parties on a Consolidated Basis for such period (but excluding any such items (A) in respect of which cash was received in a prior period or will be received in a future period or (B) which represent the reversal of any accrual of, or cash reserve for, anticipated cash charges that reduced EBITDA in any prior period). “ECF Minimum Payment” shall have the meaning set forth in Section 2.20(e) hereof. “ECF Period” shall mean (a) the period commencing on January 1, 2024 and ending on December 31, 2024, and (b) each twelve month period ending on December 31 of each fiscal year thereafter. “ECF Retained Amount” shall mean the amount of Excess Cash Flow in excess of the ECF Minimum Payment which is not applied to prepay the Term Loans in accordance with Section 2.20(e) hereof. “EEA Financial Institution” shall mean (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” shall mean any of the member states of the European Union, Iceland, Liechtenstein and Norway. “EEA Resolution Authority” shall mean any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Date” shall mean the date indicated in a document or agreement to be the date on which such document or agreement becomes effective, or, if there is no such indication, the date of execution of such document or agreement. “Effective Yield” means, as to any Indebtedness as of any date of determination, the effective yield on such Indebtedness in the reasonable determination of the Administrative Agent and consistent with generally accepted financial practices, taking into account the applicable interest rate margins, any interest rate floors (the effect of which floors shall be determined in a manner set forth in the proviso below) or

- 15- similar devices and all fees, including upfront or similar fees or original issue discount (amortized over the shorter of (a) the remaining Weighted Average Life to Maturity of such Indebtedness and (b) the four years following the date of incurrence thereof) payable generally to lenders or other institutions providing such Indebtedness, but excluding any arrangement, structuring, ticking, commitment, amendment, unused line, consent or other similar fees, in each case, to the extent such fees are not paid to all relevant lenders generally; provided that with respect to any Indebtedness that includes a “SOFR floor” or “Alternate Base Rate floor,” (i) to the extent that Term SOFR (with an Interest Period of one month) or Alternate Base Rate (in each case, without giving effect to any floors in such definitions), as applicable, on the date that the Effective Yield is being calculated is less than such floor, the amount of such difference shall be deemed added to the interest rate margin for such Indebtedness for the purpose of calculating the Effective Yield and (ii) to the extent that Term SOFR (with an Interest Period of one month) or Alternate Base Rate (in each case, without giving effect to any floors in such definitions), as applicable, on the date that the Effective Yield is being calculated is greater than such floor, then the floor shall be disregarded in calculating the Effective Yield. “Eligibility Date” shall mean, with respect to each Loan Party and each Swap, the date on which this Agreement or any Other Document becomes effective with respect to such Swap (for the avoidance of doubt, the Eligibility Date shall be the Effective Date of such Swap if this Agreement or any Other Document is then in effect with respect to such Loan Party, and otherwise it shall be the Effective Date of this Agreement and/or such Other Document(s) to which such Loan Party is a party). “Eligible Contract Participant” shall mean an “eligible contract participant” as defined in the CEA and regulations thereunder. “Environmental Complaint” shall have the meaning set forth in Section 9.3(b) hereof. “Environmental Laws” shall mean all applicable federal, state and material local Laws, relating to the protection of the environment, pollution and/or governing the use, storage, treatment, generation, transportation, processing, handling, production or disposal of Hazardous Materials. “Equity Interests” shall mean, with respect to any Person, any and all shares, rights to purchase, options, warrants, general, limited or limited liability partnership interests, member interests, participation or other equivalents of or interest in (regardless of how designated) equity of such Person, whether voting or nonvoting, including common stock, preferred stock, convertible securities or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act) including, for purposes of the definition of “Collateral” and Article IV hereof, in each case all of the following rights relating to such Equity Interests, whether arising under the Organizational Documents of the Person issuing such Equity Interests (the “issuer”) or under the Applicable Laws of such issuer’s jurisdiction of organization relating to the formation, existence and governance of corporations, limited liability companies or partnerships or business trusts or other legal entities, as the case may be: (i) all economic rights (including all rights to receive dividends and distributions) relating to such Equity Interests; (ii) all voting rights and rights to consent to any particular action(s) by the applicable issuer; (iii) all management rights with respect to such issuer; (iv) in the case of any Equity Interests consisting of a general partner interest in a partnership, all powers and rights as a general partner with respect to the management, operations and control of the business and affairs of the applicable issuer; (v) in the case of any Equity Interests consisting of the membership/limited liability company interests of a managing member in a limited liability company, all powers and rights as a managing member with respect to the management, operations and control of the business and affairs of the applicable issuer; (vi) all rights to designate or appoint or vote for or remove any officers, directors, manager(s), general partner(s) or managing member(s) of such issuer and/or any members of any board of members/managers/partners/directors that may at any time have any rights to manage and direct the

- 16- business and affairs of the applicable issuer under its Organizational Documents as in effect from time to time or under Applicable Law; (vii) all rights to amend the Organizational Documents of such issuer; (viii) in the case of any Equity Interests in a partnership or limited liability company, the status of the holder of such Equity Interests as a “partner”, general or limited, or “member” (as applicable) under the applicable Organizational Documents and/or Applicable Law; and (ix) all certificates evidencing such Equity Interests; provided that the term “Equity Interests” shall not include Permitted Convertible Notes until any such Permitted Convertible Note has been converted into an interest otherwise constituting an Equity Interest. “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended or supplemented from time to time and the rules and regulations promulgated thereunder. “Erroneous Payment” shall have the meaning given to such term in Section 14.14(a) hereof. “Erroneous Payment Deficiency Assignment” shall have the meaning given to such term in Section 14.14(d) hereof. “Erroneous Payment Impacted Class” shall have the meaning given to such term in Section 14.14(d) hereof. “Erroneous Payment Return Deficiency” shall have the meaning given to such term in Section 14.14(d) hereof. “Erroneous Payment Subrogation Rights” shall have the meaning given to such term in Section 14.14(d) hereof. “Event of Default” shall have the meaning set forth in Article X hereof. “Excess Cash Flow” shall mean, for any ECF Period, in each case for Loan Parties on a Consolidated Basis (but excluding any Excluded Mortgage Subsidiary), the result of: (a) Internally Generated Cash during such ECF Period; minus (b) the sum of, without duplication, the following: (i) the aggregate amount of all Debt Payments paid in cash during such ECF Period and all other scheduled principal payments of Indebtedness (other than payments and amounts constituting “Indebtedness” under clause (e), (g), (h), (j) or (k) of the definition thereof) during such ECF Period; (ii) the aggregate amount actually paid by the Loan Parties in cash during such ECF Period on account of Unfunded Capital Costs and Expenditures; and (iii) the aggregate amount actually paid by the Loan Parties in cash during such ECF Period on account of Permitted Investments described in clause (o) of the definition thereof, or on account of Permitted Existing Convertible Notes Repurchases. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended. “Excluded Hedge Liability or Liabilities” shall mean, with respect to each Loan Party, each of its Swap Obligations if, and only to the extent that, all or any portion of this Agreement or any Other Document that relates to such Swap Obligation is or becomes illegal under the CEA, or any rule, regulation or order

- 17- of the CFTC, solely by virtue of such Loan Party’s failure to qualify as an “Eligible Contract Participant” (as defined in the CFTC) (determined after giving effect to any “keepwell” provision of any guarantee and any other “keepwell, support or other agreement” for the benefit of such Loan Party for purposes of Section 1a(18)(A)(v)(II) of the CEA) on the Eligibility Date for such Swap. Notwithstanding anything to the contrary contained in the foregoing or in any other provision of this Agreement or any Other Document, the foregoing is subject to the following provisos: (a) if a Swap Obligation arises under a master agreement governing more than one Swap, this definition shall apply only to the portion of such Swap Obligation that is attributable to Swaps for which such guaranty or security interest is or becomes illegal under the CEA, or any rule, regulations or order of the CFTC, solely as a result of the failure by such Loan Party for any reason to qualify as an Eligible Contract Participant on the Eligibility Date for such Swap; (b) if a guarantee of a Swap Obligation would cause such obligation to be an Excluded Hedge Liability but the grant of a security interest would not cause such obligation to be an Excluded Hedge Liability, such Swap Obligation shall constitute an Excluded Hedge Liability for purposes of the guaranty but not for purposes of the grant of the security interest; and (c) if there is more than one Loan Party executing this Agreement or the Other Documents and a Swap Obligation would be an Excluded Hedge Liability with respect to one or more of such Persons, but not all of them, the definition of “Excluded Hedge Liability or Liabilities” with respect to each such Person shall only be deemed applicable to (i) the particular Swap Obligations that constitute Excluded Hedge Liabilities with respect to such Person, and (ii) the particular Person with respect to which such Swap Obligations constitute Excluded Hedge Liabilities. “Excluded Property” shall mean (a) Equity Interests in the Specified Loan Parties held by their direct Parent (provided, that (x) the Equity Interests in such Parent shall not constitute Excluded Property and (y) the Equity Interests in a Specified Loan Party shall not constitute Excluded Property to the extent the applicable contractual prohibition prohibiting the pledge thereof shall cease to be in effect or the minority holders of such Equity Interests have consented in writing to the pledge thereof), (b) any lease, license, contract or agreement to which any Loan Party is a party, and any of its rights or interests thereunder, if and to the extent that a security interest therein is prohibited by or in violation of (x) any Applicable Law, or (y) a term, provision or condition (other than any term, provision or condition requiring the consent of an Affiliate of a Loan Party or a Subsidiary thereof) of any such lease, license, contract or agreement (unless in each case, such Applicable Law, term, provision or condition would be rendered ineffective with respect to the creation of such security interest pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the Uniform Commercial Code (or any successor provision or provisions) of any relevant jurisdiction or any other Applicable Law or principles of equity), provided, however, that the foregoing shall cease to be treated as “Excluded Property” (and shall constitute Collateral) immediately at such time as the contractual or legal prohibition shall no longer be applicable and to the extent severable, such security interest shall attach immediately to any portion of such lease, license, contract or agreement not subject to the prohibitions specified in (x) or (y) above; provided, further, that Excluded Property shall not include any proceeds of any such lease, license, contract or agreement or any goodwill of Loan Parties’ business associated therewith or attributable thereto, (c) any interest in leased Real Property and any agreement or arrangement (including any sale and purchase agreement, call option agreement, assignment, lease agreement or otherwise) relating to the acquisition of (either directly or indirectly) any interest in leased Real Property (including any leasehold interests in Real Property), (d) cash held in trust or escrow accounts for third parties in connection with the Loan Parties’ title or escrow business (including its “Title Forward” business), or any business or activities incidental or related to such business, in each case not reflected as an asset on the consolidated balance sheet of the Borrower, (e) any motor vehicles and any other assets subject to a certificate of title (other than proceeds thereof), (f) any “margin stock” within the meaning of such term under Regulation U as now and from time to time hereafter in effect, (g) any commercial tort claims with a value of less than $1,000,000, (h) any asset if the granting of a security interest or pledge hereunder or under any of the Other Documents in such asset would be prohibited by any law, rule or regulation or agreements with any Governmental Body or would require the consent, approval, license or authorization of any Governmental Body unless such consent, approval, license or authorization has been

- 18- received (except to the extent such prohibition or restriction is ineffective under the Uniform Commercial Code or any similar Applicable Law in any relevant jurisdiction and other than proceeds thereof, to the extent the assignment of such proceeds is effective under the Uniform Commercial Code or any similar Applicable Law in any relevant jurisdiction notwithstanding any such prohibition or restriction), (i) Equity Interests in any joint venture or Subsidiary that is not a Wholly-Owned Subsidiary, to the extent that granting a pledge of or a security interest in such Equity Interests would not be permitted by the existing terms of such joint venture or such Subsidiary’s existing Organizational Documents (provided, that such prohibition shall not have been entered in contemplation of such transaction and the direct Parent of any such joint venture shall be a Loan Party whose Equity Interests are pledged to the Administrative Agent); (j) assets, including Subsidiary Stock, to the extent a security interest in such assets could result in a material adverse tax consequence to any Loan Party or any Parent of any Loan Party as reasonably determined by Borrower and Administrative Agent, (k) [reserved]; (l) assets in circumstances where the Administrative Agent and Borrower reasonably agree that the cost of obtaining or perfecting a security interest in such assets is excessive in relation to the benefit to the Lenders afforded thereby; (m) any United States intent- to-use Trademark applications to the extent and for so long as the grant of a security interest therein would impair the validity or enforceability of, or render void or voidable or result in the cancellation of, a Loan Party’s right, title or interest therein or any Trademark registration issued as a result of such application under applicable U.S. federal law; and (n) any property of any Excluded Subsidiary. No filings, registrations, recordings or other perfection actions shall be required outside the United States with respect to Intellectual Property Collateral registered in a jurisdiction outside the United States unless the Administrative Agent and Borrower reasonably agree that the cost of perfecting a security interest in such Intellectual Property Collateral in such jurisdiction is not excessive in relation to the benefit to the Lenders afforded thereby. “Excluded Mortgage Subsidiary” shall mean Bay Equity LLC, for so long as its assets consist primarily of Mortgage Related Assets. “Excluded Subsidiary” shall mean (a) any Immaterial Subsidiary, (b) any Subsidiary (other than a Specified Loan Party) that is prohibited by Applicable Law, rule or regulation or by any contractual obligation existing on the Closing Date (or, if later, the date it becomes a Subsidiary; provided, in the case of a contractual obligation, to the extent not created in contemplation of such transaction or requiring a consent from an Affiliate of a Loan Party or Subsidiary thereof) from guaranteeing the Obligations or which would require governmental (including regulatory) consent, approval, license or authorization to provide a guarantee unless such consent, approval, license or authorization has been received, (c) a Subsidiary whose provision of a guarantee would otherwise result in material adverse tax consequences to any Loan Party or any Parent of any Loan Party as reasonably determined by Borrower and Administrative Agent, (d) not- for-profit Subsidiaries, (e) any Excluded Mortgage Subsidiary, and (f) any Subsidiary in circumstances where the Administrative Agent and Borrower reasonably agree that the cost of obtaining a guarantee therefrom or obtaining or perfecting a security interest in its assets is excessive in relation to the benefit to the Lenders afforded thereby. “Excluded Taxes” shall mean, any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, any U.S. federal withholding tax that is imposed on amounts payable to or for the account of such Lender pursuant to a law in effect on the date (i) such Lender becomes a party hereto (other than pursuant to an assignment request by the Borrower under Section 3.11), or (ii) such Lender changes its lending office, except, in each case, to the extent that pursuant to Section 3.10, amounts with respect to such Taxes were payable either to such

- 19- Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, respectively, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.10(g), or (d) any withholding Taxes under FATCA. “Existing 2025 Convertible Notes” shall mean the “Notes” as defined in the Existing 2025 Convertible Notes Indenture. “Existing 2025 Convertible Notes Indenture” shall mean that certain Indenture, dated as of October 20, 2020, between the Borrower, as issuer, and Wells Fargo Bank, National Association, as trustee, pursuant to which the Borrower issued 0% Convertible Senior Notes due 2025. “Existing 2027 Convertible Notes” shall mean the “Notes” as defined in the Existing 2027 Convertible Notes Indenture. “Existing 2027 Convertible Notes Indenture” shall mean that certain Indenture, dated as of March 25, 2021, between the Borrower, as issuer, and Wells Fargo Bank, National Association, as trustee, pursuant to which the Borrower issued 0.50% Convertible Senior Notes due 2027. “Extraordinary Receipt” means any cash received by or paid to or for the account of any Loan Party or Subsidiary thereof (other than an Excluded Mortgage Subsidiary) with respect to judgments, litigation settlements, indemnity payments, or other extraordinary receipts not in the Ordinary Course of Business; provided, however, that an Extraordinary Receipt shall not include cash receipts from proceeds of indemnity payments to the extent that such proceeds, awards or payments are received by any Person in respect of any third party claim against such Person and applied to pay (or to reimburse such Person for its prior payment of) such claim and the costs and expenses of such Person with respect thereto. “FATCA” shall mean Sections 1471 through 1474 of the Code, as of the Closing Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations thereunder or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Bodies entered into in connection with implementation of the foregoing. “Federal Funds Effective Rate” shall mean, for any day, the greater of (a) the rate calculated by the Federal Reserve Bank of New York based on such day’s Federal funds transactions by depositary institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the Federal funds effective rate and (b) 0%. “Federal Reserve Board” means the Board of Governors of the Federal Reserve System of the United States of America. “Fee Letter” shall mean the fee letter, dated the Closing Date, by and among Borrower, the Arranger and the Administrative Agent. “Finance Lease” shall mean in respect of any Person, all leases which shall have been, or should have been, in accordance with GAAP, recorded as finance leases on the balance sheet of the Person liable (whether contingent or otherwise) for the payment of rent thereunder; provided that for purposes of interpreting accounting terms and for purposes of determinations made with respect to accounting matters hereunder and under any other Other Document, a lease that would not be considered a capitalized lease pursuant to GAAP prior to the adoption of Topic 842 shall not be deemed to constitute a Finance Lease for

- 20- purposes of this Agreement regardless of any change in GAAP from the adoption of Topic 842 that would otherwise require such lease to be characterized or re-characterized (on a prospective or retroactive basis or otherwise) as a Finance Lease or otherwise reflected on the balance sheet; and provided, further, that (i) all lease obligations existing on the Closing Date and disclosed on Schedule 1.2(d) hereto shall be excluded from the definition of Finance Lease and Indebtedness for all purposes under this Agreement and the Other Documents and (ii) for the avoidance of doubt, all operating leases shall be excluded from the definition of Finance Lease and Indebtedness for all purposes under this Agreement and the Other Documents. “Financial Covenant” shall have the meaning set forth in Section 6.5 hereof. “Flood Laws” shall mean all Applicable Laws relating to policies and procedures that address requirements placed on federally regulated lenders under the National Flood Insurance Reform Act of 1994 and other Applicable Laws related thereto. “Foreign Currency Hedge” shall mean any foreign exchange transaction, including spot and forward foreign currency purchases and sales, listed or over-the-counter options on foreign currencies, non- deliverable forwards and options, foreign currency swap agreements, currency exchange rate price hedging arrangements, and any other similar transaction providing for the purchase of one currency in exchange for the sale of another currency entered into by any Loan Party. “Foreign Lender” shall mean any Lender that is not a U.S. Person. “Foreign Subsidiary” shall mean any Subsidiary that is not a U.S. Person. “FTC” shall mean the United States Federal Trade Commission and any successor thereto. “Funded Debt” shall mean, with respect to any Person, without duplication, all Indebtedness for borrowed money evidenced by notes, bonds, debentures, or similar evidences of Indebtedness that by its terms matures more than one year from, or is directly or indirectly renewable or extendible at such Person’s option under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of more than one year from the date of creation thereof, and specifically including obligations under Finance Leases, current maturities of long-term debt for borrowed money, revolving credit and short term debt for borrowed money extendible beyond one year at the option of the debtor, and also including, in the case of Loan Parties, the Obligations and, without duplication, Indebtedness consisting of guaranties of Funded Debt of other Persons. For purposes of calculating the portion of Funded Debt consisting of the Obligations in each Compliance Certificate, all debt balances shall be reported gross, not net, of original issue discount. “GAAP” shall mean generally accepted accounting principles in the United States of America in effect from time to time. “Governmental Acts” shall mean any act or omission, whether rightful or wrongful, of any present or future de jure or de facto Governmental Body. “Governmental Body” shall mean any nation or government, any state or other political subdivision thereof or any entity, authority, agency, division or department exercising the executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to a government (including any supra-national bodies such as the European Union or the European Central Bank and the FTC) and any group or body charged with setting financial accounting or regulatory capital rules or standards (including, without limitation, the Financial Accounting Standards Board, the Bank for

- 21- International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing). “Guarantor” or “Guarantors” shall mean any Person who joins this Agreement as a guarantor or who executes a Guaranty in favor of Administrative Agent and Lenders and shall extend to all successors and permitted assigns of such Persons. For the avoidance of doubt, Excluded Subsidiaries shall not be Guarantors, unless with respect to any Immaterial Subsidiary which does not constitute a Foreign Subsidiary, the Borrower shall have caused such Immaterial Subsidiary to execute this Agreement or otherwise provide a joinder hereto. “Guarantor Security Agreement” shall mean any security agreement executed by any Guarantor in favor of Administrative Agent for its benefit and for the ratable benefit of Lenders and the other Secured Parties securing the Obligations or the Guaranty of such Guarantor, in form and substance satisfactory to Administrative Agent. “Guaranty” shall mean any guaranty of the Obligations executed by a Guarantor in favor of Administrative Agent for its benefit and for the ratable benefit of Lenders and the other Secured Parties, in form and substance satisfactory to Administrative Agent, including Article XVII hereof. “Hazardous Discharge” shall have the meaning set forth in Section 9.3(b) hereof. “Hazardous Materials” shall mean, without limitation, any flammable explosives, radon, radioactive materials, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum and petroleum products, methane, Hazardous Wastes, hazardous or Toxic Substances or related materials as defined in or subject to regulation under Environmental Laws. “Hazardous Wastes” shall mean all waste materials subject to regulation under CERCLA, RCRA or applicable state law, and any other applicable federal and state laws now in force or hereafter enacted relating to hazardous waste disposal. “Immaterial Subsidiary” shall mean a Subsidiary the gross revenues, EBITDA or total assets of which for the most recently ended four (4) full fiscal quarters for which financial statements have been delivered to the Administrative Agent and Lenders pursuant to Section 9.7 or 9.8 hereof constitute 2.50% or less of the total gross revenues, EBITDA or total assets, as applicable, of the Borrower and its Subsidiaries on a Consolidated Basis, for such period; provided, that if at any time the total gross revenues, EBITDA or total assets represented by all Immaterial Subsidiaries would, but for this proviso, exceed 5.00% of the total gross revenues, EBITDA or total assets, as applicable, of the Borrower and its Subsidiaries on a Consolidated Basis, in each case as of the end of the most recently ended fiscal quarter, then Borrower shall designate sufficient Immaterial Subsidiaries to no longer constitute Immaterial Subsidiaries so as to eliminate such excess, and each such designated Subsidiary thereupon shall cease to be an Immaterial Subsidiary and shall become a Loan Party (or, if Borrower shall make no such designation by the next applicable date of delivery of financial statements, one or more of such Immaterial Subsidiaries selected in descending order based on their respective contributions to the total gross revenues, EBITDA or total assets, as applicable, of the Borrower and its Subsidiaries on a Consolidated Basis shall cease to be considered to be Immaterial Subsidiaries until such excess is eliminated); provided, further, that no Subsidiary that is engaged primarily in the Borrower’s “Title Forward” business (or any business or activities incidental or related to such business) shall constitute an Immaterial Subsidiary. “Indebtedness” shall mean, as to any Person at any time, any and all indebtedness, obligations or liabilities (whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, or joint or several) of such Person for or in respect of: (a) borrowed money and all obligations

- 22- of such Person evidenced by bonds, debentures, notes or other similar instruments; (b) amounts received under or liabilities in respect of any note purchase or acceptance credit facility; (c) all obligations with respect to Finance Leases; (d) reimbursement obligations (contingent or otherwise) under any letter of credit, letter of credit agreement, banker’s acceptance agreement or similar arrangement; (e) all net obligations in respect of any outstanding Interest Rate Hedge, Foreign Currency Hedge, or other interest rate management device, foreign currency exchange agreement, currency swap agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement; (f) any other advances of credit made to or on behalf of such Person or other transaction (including forward sale or purchase agreements, Finance Leases and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such Person to finance its operations or capital requirements including to finance the purchase price of property or services and all obligations of such Person to pay the deferred purchase price of property or services (but not including trade payables and accrued expenses incurred in the Ordinary Course of Business which are not represented by a promissory note or other evidence of indebtedness and which are not required to be shown as a long term liability on a balance sheet prepared in accordance with GAAP ; (g) all Disqualified Equity Interests of such Person; (h) all indebtedness, obligations or liabilities secured by a Lien on any asset of such Person, whether or not such indebtedness, obligations or liabilities are otherwise an obligation of such Person; (i) all obligations of such Person for “earnouts”, purchase price adjustments, profit sharing arrangements, deferred purchase money amounts and similar payment obligations or continuing obligations of any nature of such Person arising out of purchase and sale contracts that have not been paid when due; (j) off-balance sheet liabilities and/or pension plan liabilities of such Person; and (k) any guaranty of any indebtedness, obligations or liabilities of a type described in the foregoing clauses (a) through (j). “Indemnified Taxes” shall mean (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under this Agreement or any Other Document, and (b) to the extent not otherwise described in the foregoing clause (a), Other Taxes. “Initial Term Loans” shall mean the Term Loans borrowed by the Borrower on the Closing Date and shall include, when funded, any Delayed Draw Term Loans made to the Borrower pursuant to Section 2.3(b). “Initial Term Loan Commitment” shall mean, as to any Initial Term Loan Lender, the obligation of such Initial Term Loan Lender (if applicable), to fund a portion of the Initial Term Loan in the aggregate principal amounts equal to the Initial Term Loan Commitment Amount (if any) of such Initial Term Loan Lender. “Initial Term Loan Commitment Amount” shall mean, as to any Initial Term Loan Lender, the Initial Term Loan Commitment Amount of such Initial Term Loan Lender set forth on Schedule 1.1 hereto (or, in the case of any Lender that becomes party to this Agreement after the Closing Date pursuant to Section 16.3(c) or (d) hereof, the Initial Term Loan Commitment Amount of such Initial Term Loan Lender as set forth in the applicable Commitment Transfer Supplement). “Initial Term Loan Commitment Percentage” shall mean, as to any Initial Term Loan Lender, the Initial Term Loan Commitment Percentage of such Initial Term Loan Lender set forth on Schedule 1.1 hereto (or, in the case of any Lender that becomes party to this Agreement after the Closing Date pursuant to Section 16.3(c) or (d) hereof, the Initial Term Loan Commitment Percentage (if any) of such Initial Term Loan Lender as set forth in the applicable Commitment Transfer Supplement). “Initial Term Loan Lender” shall mean a Lender holding an Initial Term Loan Commitment, an Initial Term Loan Commitment Amount, and/or any Initial Term Loans.

- 23- “Insolvency Event” shall mean, with respect to any Person, including without limitation any Lender, such Person or such Person’s direct or indirect parent company (a) becomes the subject of an Insolvency Proceeding, (b) has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it or has called a meeting of its creditors, (c) admits in writing its inability, or be generally unable, to pay its debts as they become due or ceases operations of its present business, (d) with respect to a Lender, such Lender is unable to perform hereunder due to the application of Applicable Law, or (e) in the good faith determination of Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment of a type described in clauses (a) or (b); provided, that an Insolvency Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person or such Person’s direct or indirect parent company by a Governmental Body or instrumentality thereof if, and only if, such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Body or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person. “Insolvency Proceeding” shall mean any proceeding commenced by or against any Person, including under any provision of the Bankruptcy Code or other Applicable Law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extension generally with its creditors, or proceedings seeking reorganization, arrangement, the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official, or other relief. “Intellectual Property” shall mean all intellectual property and shall include (i) all patents, patent applications, utility models, statutory invention registrations and all inventions claimed or disclosed therein and all improvements thereto (“Patents”); (ii) all trademarks, trademark applications, service marks, domain names, trade dress, logos, designs, slogans, trade names, business names, corporate names and other source identifiers, whether registered or unregistered, together, in each case, with the goodwill symbolized thereby (“Trademarks”); (iii) all copyrights and works of authorship, including, without limitation, copyrights in music and musical compositions, master recordings, lyrics, performances, including all rights to record, rerecord, produce, reproduce or synchronize any of the foregoing, all items referenced in clause (iv) below, internet websites and the content thereof, whether registered or unregistered (“Copyrights”); (iv) all computer software, programs and databases (including, without limitation, source code, object code and all related applications and data files), firmware and documentation and materials relating thereto, together with any and all maintenance rights, service rights, programming rights, hosting rights, test rights, improvement rights, renewal rights and indemnification rights and any substitutions, replacements, improvements, error corrections, updates and new versions of any of the foregoing; (v) all confidential and proprietary information, including, without limitation, know-how, trade secrets, manufacturing and production processes and techniques, inventions, research and development information, databases and data, including, without limitation, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information, and all other intellectual, industrial and intangible property of any type, including, without limitation, industrial designs and mask works; (vi) all registrations and applications for registration for any of the foregoing, including, without limitation, those registrations and applications for registration at the USPTO or the USCO set forth in Schedule 5.9 hereto (as such Schedule 5.9 may be supplemented from time to time by supplements to this Agreement (and the Collateral Information Certificate), each such supplement being substantially in the form of Exhibit 4.2(d)(2) hereto (an “IP Security Agreement Supplement”) executed by the applicable Loan Party to the Administrative Agent from time to time), together with all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations thereof; (vii) all rights in the foregoing corresponding thereto throughout the world and all other rights of any kind whatsoever of each Loan Party accruing thereunder or pertaining thereto; (viii) all agreements granting to any Loan Party, or

- 24- pursuant to which any Loan Party grants to any other Person rights in any of the foregoing (“IP Agreements”), including, without limitation, those IP Agreements set forth in Schedule 5.9 hereto under which any Loan Party is the exclusive licensee of a Copyright registration at the USCO; and (ix) any and all claims for damages or injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damage. “Intellectual Property Collateral” shall mean all Intellectual Property constituting Collateral. “Interest Period” shall mean, as to any Advance, the period commencing on the date of such Loan or Advance and ending on the numerically corresponding day in the calendar month that is one, three or six months thereafter (in each case, subject to the availability thereof), as specified in the applicable notice of borrowing; subject to the provisions and qualifications of Section 2.2(b) hereof. “Interest Rate Hedge” shall mean an interest rate exchange, collar, cap, swap, floor, adjustable strike cap, adjustable strike corridor, cross-currency swap or similar agreements entered into by any Loan Party in order to provide protection to, or minimize the impact upon, such Loan Party of increasing floating rates of interest applicable to Indebtedness. “Internally Generated Cash” shall mean, with respect to any period, any net cash of the Borrower or any of its Subsidiaries generated from operations during such period, excluding (i) Net Cash Proceeds, (ii) Extraordinary Receipts and (iii) any cash generated from (x) an incurrence of Indebtedness, (y) an issuance of Equity Issuances or (z) a capital contribution. “Inventory” shall mean and include as to each Loan Party all of such Loan Party’s inventory (as defined in Article 9 of the Uniform Commercial Code) and all of such Loan Party’s goods, merchandise and other personal property, wherever located, to be furnished under any consignment arrangement, contract of service or held for sale or lease, all raw materials, work in process, finished goods and materials and supplies of any kind, nature or description which are or might be used or consumed in such Loan Party’s business or used in selling or furnishing such goods, merchandise and other personal property, and all Documents. “Investment Property” shall mean and include, with respect to any Person, all of such Person’s now owned or hereafter acquired securities (whether certificated or uncertificated), securities entitlements, securities accounts, commodities contracts and commodities accounts, and any other asset or right that would constitute “investment property” under the Uniform Commercial Code. “IP Agreement” shall have the meaning set forth in the definition of “Intellectual Property”. “IP Security Agreement” shall have the meaning set forth in Section 4.2(d) hereof. “IP Security Agreement Supplement” shall have the meaning set forth in the definition of “Intellectual Property”. “IRS” shall mean the United States Internal Revenue Service. “Law(s)” shall mean any law(s) (including common law and equitable principles), constitution, statute, treaty, regulation, rule, ordinance, opinion, issued guidance, code, release, ruling, order, executive order, injunction, writ, decree, bond, judgment, authorization or approval, lien or award of or any settlement arrangement, by agreement, consent or otherwise, with any Governmental Body, foreign or domestic.

- 25- “Lender” and “Lenders” shall have the meaning ascribed to such term in the preamble to this Agreement and shall include each Person which becomes a successor or permitted assign of any Lender. For the purpose of provision of this Agreement or any Other Document which provides for the granting of a security interest or other Lien to the Administrative Agent for the benefit of Lenders as security for the Obligations, “Lenders” shall include any Affiliate of a Lender to which such Obligation is owed. “Letter of Direction” shall mean that certain Letter of Direction, executed by the Borrower in favor of the Administrative Agent and the Lenders, containing funds flow information with respect to the proceeds of the Initial Term Loans to made on the Closing Date. “Lien” shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, security interest, lien (whether statutory or otherwise), claim or encumbrance, or preference, priority or other security agreement or preferential arrangement held or asserted in respect of any asset of any kind or nature whatsoever including any conditional sale or other title retention agreement, any lease or license having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction. “Liquidity” on any date of determination, shall mean the amount equal to the sum of (x) Qualified Cash, plus (y) Short-Term Investments plus (z) Long-Term Investments, in each case, on such date. “Loan” shall mean, collectively or individually, as applicable, Term Loans (including Delayed Draw Term Loans). “Loan Parties” shall mean Borrower and Guarantors, and “Loan Party” shall mean any of them. “Long-Term Investments” shall mean, collectively, (a) readily marketable obligations issued or guaranteed by the United States of America or any agency thereof with maturities of more than 365 days and a published rating of not less than A-1 or P-1 (or the equivalent rating); (b) commercial paper with maturities of more than 180 days and a published rating of not less than A-1 or P-1 (or the equivalent rating); (c) certificates of time deposit and bankers’ acceptances having maturities of more than 180 days and repurchase agreements backed by United States government securities of a commercial bank if (i) such bank has a combined capital and surplus of at least $500,000,000, or (ii) its debt obligations, or those of a holding company of which it is a Subsidiary, are rated not less than A (or the equivalent rating) by a nationally recognized investment rating agency; and (d) in marketable long-term U.S. money market funds that invest solely in obligations issued or guaranteed by the United States of America or an agency thereof and have a published rating of not less than A-1 or P-1 (or the equivalent rating). “Material Adverse Effect” shall mean a material adverse effect on (a) the business, results of operation, financial condition, or assets of the Loan Parties, taken as a whole, (b) the ability of the Loan Parties, taken as a whole, to duly and punctually pay or perform the Obligations in accordance with the terms thereof, (c) the Administrative Agent’s Liens on the Collateral or the priority of any such Lien, or (d) the validity or enforceability of Administrative Agent’s and each Lender’s rights and remedies under this Agreement and the Other Documents. “Material Contract” shall mean any contract, agreement, instrument, permit, lease or license, written or oral, of any Loan Party, which is material to the business of the Loan Parties when, taken as a whole, the failure to comply with would reasonably be expected to result in a Material Adverse Effect. “Material Indebtedness” shall mean Indebtedness (other than the Loans) of any one or more of the Loan Parties in an aggregate principal amount exceeding $5,000,000.

- 26- “Modified Commitment Transfer Supplement” shall have the meaning set forth in Section 16.3(d) hereof. “Mortgage” shall mean a mortgage or a deed of trust, deed to secure debt, trust deed or other security document entered into by any applicable Loan Party and the Administrative Agent for the benefit of the Secured Parties in respect of any Real Property owned by such Loan Party, in form and substance reasonably satisfactory to the Administrative Agent. “Mortgaged Property” shall mean each parcel of Real Property and improvements thereto with respect to which a Mortgage is granted pursuant to the terms hereof. “Mortgage Related Assets” shall mean mortgage loans, mortgage related securities, mortgage servicing rights and other mortgage-related receivables purchased or originated by the Borrower or any of its Subsidiaries in the Ordinary Course of Business. “Multiemployer Plan” shall mean a “multiemployer plan” as defined in Section 3(37) or 4001(a)(3) of ERISA to which contributions are required or, within the preceding five plan years, were required by any Loan Party, any Subsidiary or any member of the Controlled Group. “Multiple Employer Plan” shall mean a Plan which has two or more contributing sponsors (including any Loan Party, any Subsidiary or any member of the Controlled Group) at least two of whom are not under common control, as such a plan is described in Section 4063 or 4064 of ERISA. “Net Cash Proceeds” shall mean (a) in connection with any asset sale, insurance or condemnation recovery by any Loan Party, the proceeds thereof received by such Loan Party in the form of cash or cash equivalents (including any such proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received) of such asset sale or insurance recovery, net of the sum of, without duplication, (i) out-of-pocket attorneys’ fees, accountants’ fees and investment banking and advisory fees incurred by any Loan Party in connection with such asset sale or insurance recovery, (ii) principal, premium or penalty, interest and other amounts required to be paid in respect of Indebtedness secured by a Lien permitted hereunder on any asset which is the subject of such asset sale or insurance recovery (other than any Lien pursuant to this Agreement or a Lien which is expressly pari passu with or subordinate to the Liens under this Agreement) or, in the case of any asset sale or insurance recovery relating to assets of a Subsidiary that is not a Loan Party, principal, premium or penalty, interest and other amounts required to be paid in respect of Indebtedness of such Subsidiary as a result of such asset sale or insurance recovery, (iii) other out-of-pocket fees and expenses actually incurred in connection therewith, (iv) Taxes (including sales, transfer, deed or mortgage recording Taxes) paid or reasonably estimated to be payable as a result thereof, (v) in the case of any asset sale or insurance recovery by a Subsidiary that is not a Wholly-Owned Subsidiary, the pro-rata portion of the Net Cash Proceeds thereof (calculated without regard to this clause (v)) attributable to minority interests and not available (pursuant to an existing restriction and not otherwise created in contemplation of such transaction) for distribution to or for the account of a Loan Party that is a Wholly-Owned Subsidiary as a result thereof, (vi) any reserve established in accordance with GAAP (provided, that such reserved amounts shall be Net Cash Proceeds to the extent and at the time of any reversal (without the satisfaction of any applicable liabilities in cash in a corresponding amount) of any such reserve), and (vii) in connection with any asset sale or other disposition of the Equity Interests of a Subsidiary, or all or substantially all of the assets of a Subsidiary, any fees or payments that are actually paid or required to be paid pursuant to a contractual obligation of the Borrower or its Subsidiaries to fund change of control payments, purchase price adjustment, indemnification and similar contingent liabilities reasonably estimated to be payable by the Borrower or its Subsidiaries, in each case (x) during the year that such asset sale or disposition occurred or the next succeeding year, (y) are directly attributable to such asset sale and (z) are actually paid or

- 27- required to be paid to a Person that is not a Subsidiary or Affiliate of the Borrower or any of its Subsidiaries or Affiliates as a result of the consummation of such sale or disposition, and (b) in connection with any issuance or incurrence of any Indebtedness by any Loan Party, the cash proceeds received by such Loan Party from such issuance or incurrence, net of reasonable out-of-pocket attorneys’ fees, investment banking and advisory fees, accountants’ fees, underwriting discounts and commissions and other customary out-of- pocket fees, costs and expenses actually incurred in connection therewith. “Net Income” shall mean, for any period, the net after tax income of the Loan Parties on a Consolidated Basis determined in accordance with GAAP, but excluding in any event (a) net earnings or loss of any other Person (other than a Subsidiary) in which the Loan Parties have an ownership interest, except (in the case of any such net earnings) to the extent such net earnings shall have actually been received by the Loan Parties in the form of cash distributions; and (b) the income (or loss) of any other Person accrued prior to the date it becomes a Subsidiary of a Loan Party or any of its Subsidiaries or is merged into or consolidated with a Loan Party or any of its Subsidiaries or that other Person’s assets are acquired by such a Loan Party or any of its Subsidiaries after the Closing Date. Notwithstanding the foregoing, the net earnings or loss of any Guarantor that is not a Wholly-Owned Subsidiary shall be included in Net Income in an amount equal to such net earnings or loss of such Guarantor multiplied by the percentage of the equity of such Guarantor that is owned by Borrower or any other Guarantor. “Non-Defaulting Lender” shall mean, at any time, any Lender that is not a Defaulting Lender at such time. “Non-Qualifying Party” shall mean any Loan Party that on the Eligibility Date fails for any reason to qualify as an Eligible Contract Participant. “Notes” shall mean the Term Notes. “Obligations” shall mean and include (i) any and all loans (including without limitation, all Advances), advances, debts, principal, liabilities, obligations (including without limitation all reimbursement obligations), covenants and duties owing by any Loan Party or any Subsidiary of any Loan Party to Lenders or Administrative Agent (or to any other direct or indirect subsidiary or affiliate of any Lender or Administrative Agent) of any kind or nature, present or future (including any interest or other amounts accruing thereon, any fees accruing under or in connection therewith, any premium payable hereunder, including the Prepayment Premium, or under the Fee Letter, any costs and expenses of any Person payable by any Loan Party and any indemnification obligations payable by any Loan Party arising or payable after maturity, or after the filing of any petition in bankruptcy, or the commencement of any Insolvency Proceeding relating to any Loan Party, whether or not a claim for post-filing or post-petition interest, fees or other amounts is allowable or allowed in such proceeding), whether or not evidenced by any note, guaranty or other instrument, in each case arising under or in connection with this Agreement, the Other Documents, absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, contractual or tortious, liquidated or unliquidated, including under any amendments, extensions, renewals or increases thereof, (ii) all costs and expenses of the Administrative Agent and any Lender incurred in the documentation, negotiation, modification, enforcement, collection or otherwise in connection with any of the foregoing, including but not limited to reasonable attorneys’ fees and expenses and (iii) all obligations of any Loan Party to the Administrative Agent or Lenders to perform acts or refrain from taking any action. “Observer” shall have the meaning set forth in Section 6.14 hereof. “Ordinary Course of Business” shall mean, with respect to the Loan Parties, taken as a whole, the ordinary course of the Loan Parties’ business as previously conducted or as hereafter conducted for the

- 28- nature of the Loan Parties’ business, including any reasonable, incidental or complementary extensions thereof. “Organizational Documents” shall mean, with respect to any Person, any charter, articles or certificate of incorporation, certificate of organization, registration or formation, certificate of partnership or limited partnership, bylaws, operating agreement, limited liability company agreement, or partnership agreement of such Person and any and all other applicable documents relating to such Person’s formation, organization or entity governance matters (including any shareholders’ or equity holders’ agreement or voting trust agreement) and specifically includes, without limitation, to the extent issued, any certificates of designation for preferred stock or other forms of preferred equity. “Other Connection Taxes” shall mean, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising solely from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced this Agreement and/or any Other Document, or sold or assigned an interest in any Obligation or Other Document). “Other Documents” shall mean any Mortgage, the Notes, the Certificates of Beneficial Ownership, the Fee Letter, the Letter of Direction, any Guaranty, any Guarantor Security Agreement, each joinder to this Agreement, any IP Security Agreement, the Collateral Information Certificate and any and all other agreements, instruments and documents, including intercreditor and subordination agreements, guaranties, pledges, powers of attorney, consents, or other similar agreements and all other writings heretofore, now or hereafter executed by any Loan Party and/or delivered to Administrative Agent or any Lender in respect of the transactions contemplated by this Agreement, in each case together with all extensions, renewals, amendments, supplements, modifications, substitutions and replacements thereto and thereof. “Other Taxes” shall mean all present or future stamp, court or documentary, intangible, recording, filing, or similar Taxes, that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, this Agreement or any Other Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.11 hereof). “Overnight Bank Funding Rate” shall mean, for any, day the rate per annum (based on a year of 360 days and actual days elapsed) comprised of both overnight federal funds and overnight Eurocurrency borrowings by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the Federal Reserve Bank of New York, as set forth on its public website from time to time, and as published on the next succeeding Business Day as the overnight bank funding rate by such Federal Reserve Bank (or by such other recognized electronic source (such as Bloomberg) selected by the Administrative Agent for the purpose of displaying such rate) (an “Alternate Source”); provided, that if such day is not a Business Day, the Overnight Bank Funding Rate for such day shall be such rate on the immediately preceding Business Day; provided, further, that if such rate shall at any time, for any reason, no longer exist, a comparable replacement rate determined by the Administrative Agent at such time (which determination shall be conclusive absent manifest error). If the Overnight Bank Funding Rate determined as set forth above would be less than zero, then such rate shall be deemed to be zero. The rate of interest charged shall be adjusted as of each Business Day based on changes in the Overnight Bank Funding Rate without notice to Borrower. “Parent” of any Person shall mean a corporation or other entity owning, directly or indirectly, 50% or more of the Equity Interests issued by such Person having ordinary voting power to elect a majority of the directors or managers of such Person, or other Persons performing similar functions for any such Person.

- 29- “Participant” shall mean each Person who shall be granted the right by any Lender to participate in any of the Advances and who shall have entered into a participation agreement in form and substance satisfactory to such Lender. “Participant Register” shall have the meaning set forth in Section 16.3(f) hereof. “Participation Advance” shall have the meaning set forth in Section 2.14(d) hereof. “Patents” shall have the meaning set forth in the definition of “Intellectual Property”. “Payment in Full” or “Paid in Full” shall mean, with respect to the Obligations, the indefeasible payment and satisfaction of all of the Obligations in full (other than contingent indemnification liabilities for which a claim has not been made) in cash or in other immediately available funds. Notwithstanding the foregoing, in the event that, after receipt of any payment of, or proceeds of Collateral applied to the payment of, any of the Obligations, Administrative Agent or any Lender is required to surrender or return such payment or proceeds to any Person for any reason, then the Obligations intended to be satisfied by such payment or proceeds shall be reinstated and continue as if such payment or proceeds had not been received by Administrative Agent or such Lender. The foregoing sentence shall survive the termination of this Agreement. “Payment Office” shall mean such office of Administrative Agent designates by notice to Borrower and to each Lender to be the Payment Office. “Payment Recipient” shall have the meaning given to such term in Section 14.14(a). “PBGC” shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA or any successor. “Pension Benefit Plan” shall mean at any time any “employee pension benefit plan” as defined in Section 3(2) of ERISA (including a Multiple Employer Plan, but not a Multiemployer Plan) which is covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412, 430 or 436 of the Code and either (i) is maintained or to which contributions are required by Loan Party, any Subsidiary or any member of the Controlled Group or (ii) has at any time within the preceding five years been maintained or to which contributions have been required by a Loan Party, a Subsidiary or any entity which was at such time a member of the Controlled Group. “Permitted Acquisitions” shall mean acquisitions of the assets or Equity Interests of another Person including any joint venture (the “target”) so long as: (a) such acquisitions are funded solely with proceeds of (or the consideration therefor consist of) Permitted Junior Indebtedness, equity issuances (other than Disqualified Equity Interests) or Internally Generated Cash; (b) with respect to the acquisition of Equity Interests, such target shall (i) be added as a Loan Party to this Agreement , and (ii) grant to Administrative Agent a first priority lien in all assets (other than Excluded Property) of such target; (c) if such acquisition is an acquisition of Equity Interests, such acquisition will not result in any violation of Regulation U; (d) no Loan Party shall, as a result of or in connection with any such acquisition, knowingly (following completion of such Loan Party’s reasonable due diligence thereof) assume or incur any direct or contingent liabilities (whether relating to environmental, Tax, litigation, or other matters) that would, at the time of completion of such acquisition, reasonably be expected to have a Material Adverse Effect; (e) Administrative Agent shall have received a first-priority security interest in all acquired assets or Equity Interests, subject to documentation satisfactory to the Administrative Agent; (f) the board of directors (or other comparable governing body) of the target shall have duly approved the transaction; (g) in the case of any acquisition involving a purchase price in excess of $10,000,000, Borrower shall have delivered to the

- 30- Administrative Agent and Lenders a pro forma balance sheet, pro forma financial statements and a Compliance Certificate demonstrating that, upon giving effect to such acquisition on a pro forma basis, Loan Parties would be in compliance with the financial covenants set forth in Section 6.5 hereof as of the most recent fiscal quarter end, (h) Borrower shall have delivered to the Administrative Agent and Lenders financial statements of the target for the most recent fiscal year; (i) such acquisition is not prohibited by Section 7.6 hereof and (j) no Default or Event of Default shall have occurred or will occur after giving pro forma effect to such acquisition. “Permitted Assignees” shall mean: (a) Administrative Agent, any Lender or any of their direct or indirect Affiliates (including any Person which, directly or indirectly is in control of, is controlled by, or is under common control with such Person under contract or otherwise); and (b) any fund or account that is administered or managed by Administrative Agent or any Lender, an Affiliate of Administrative Agent or any Lender or a related entity. For the avoidance of doubt, a Permitted Assignee shall not include any natural Person, any Loan Party or any of its Affiliates, or subject to no continuing Event of Default under Sections 10.1, 10.7 or 10.11, any Disqualified Lender. “Permitted Encumbrances” shall mean: (a) Liens in favor of Administrative Agent for the benefit of the Secured Parties; (b) Liens for Taxes, assessments or other governmental charges not delinquent or being Properly Contested; (c) deposits or pledges to secure obligations under worker’s compensation, social security or similar laws, or under unemployment insurance arising in the Ordinary Course of Business; (d) deposits or pledges to secure bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds and other obligations of like nature arising in the Ordinary Course of Business; (e) Liens arising by virtue of the rendition, entry or issuance against any Loan Party or any Subsidiary, or any property of any Loan Party or any Subsidiary, of any judgment, writ, order, or decree to the extent the rendition, entry, issuance or continued existence of such judgment, writ, order or decree (or any event or circumstance relating thereto) has not resulted in the occurrence of an Event of Default under Section 10.6 hereof; (f) carriers’, repairmens’, mechanics’, workers’, materialmen’s or other like Liens arising in the Ordinary Course of Business with respect to obligations which are not due or which are being Properly Contested; (g) Liens upon fixed assets hereafter acquired to secure a portion of the purchase price thereof or in connection with Finance Leases, provided, that any such lien shall not encumber any other property of any Loan Party; (h) easements, rights-of-way, zoning restrictions, minor defects or irregularities in title and other charges or encumbrances, in each case, which do not interfere in any material respect with the Ordinary Course of Business of Loan Parties and their Subsidiaries; (i) Liens disclosed on Schedule 1.2(a) hereto; provided, that such Liens shall secure only those obligations which they secure on the Closing Date and shall not subsequently apply to any other property or assets of any Loan Party or Subsidiary other than the property and assets to which they apply as of the Closing Date; (j) Liens of customs and revenue authorities to secure payment of customs duties in connection with the importation of goods in the Ordinary Course of Business or consistent with past practice; (k) Liens on specific items of inventory or other goods and proceeds thereof of any Person securing such Person’s obligations in respect of bankers’ acceptances or letters of credit issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or such other goods in the Ordinary Course of Business or consistent with past practice; (l) any interest or title of a lessor or sublessor under any lease or sublease or real property license or sub-license entered into by any Loan Party in the ordinary course of its business and covering only the assets so leased, subleased, licensed or sub-licensed; (m) Liens existing on property at the time of its acquisition or existing on the property of a Person that becomes a Subsidiary of Borrower after the date hereof in connection with a Permitted Acquisition (including any replacements, renewals or extensions thereof) and solely to the extent not incurred in contemplation thereof; provided, that such Liens cover solely the property so acquired or the property of the person that became a Subsidiary and are not expanded to cover additional property (other than proceeds and products thereof and accession thereto), and such Liens are discharged within ninety (90) days; (n) Liens on insurance policies and the proceeds thereof securing insurance premium financing permitted hereunder; (o) Liens arising out of conditional

- 31- sale, title retention, consignment or similar arrangements for the sale of goods entered into by any Loan Party in the Ordinary Course of Business or consistent with past practice; (p) Liens of a collection bank arising under Section 4-208 of the Uniform Commercial Code on the items in the course of collection; (q) Liens attaching to commodity trading accounts or other commodities brokerage accounts incurred in the Ordinary Course of Business or consistent with past practice and not for speculative purposes; (r) bankers’ Liens, rights of setoff and other similar Liens existing solely with respect to accounts and cash and cash equivalents on deposit in accounts maintained by any Loan Party (including any restriction on the use of such cash and cash equivalents or investment property), in each case under this clause (r) granted in the Ordinary Course of Business or consistent with past practice in favor of the banks or other financial or depositary institution with which such accounts are maintained, securing amounts owing to such Person with respect to cash management services (including operating account arrangements and those involving pooled accounts and netting arrangements); provided, that, in the case of this clause (r), unless such Liens arise by operation of Applicable Law, in no case shall any such Liens secure (either directly or indirectly) any Indebtedness for borrowed money; (s) [reserved]; (t) non-exclusive licenses and non-exclusive sublicenses of Intellectual Property granted by any Loan Party in the Ordinary Course of Business; (u) UCC financing statements, or similar public filings that are filed as a precautionary measure in connection with operating leases or consignment of goods in the Ordinary Course of Business or consistent with past practice; (v) good faith earnest money deposits made in connection with a Permitted Acquisition or any other Permitted Investment (or in connection with any letter of intent in connection therewith); (x) Liens that are customary contractual rights of setoff relating to purchase orders and other agreements entered into with customers of any Loan Party in the Ordinary Course of Business or consistent with past practice; (y) Liens securing Permitted Pari Indebtedness; (z) Liens securing Permitted Junior Indebtedness described in clause (y) of the definition thereof; or (aa) Liens securing any Permitted Warehouse Indebtedness and other obligations pursuant to a Permitted Warehouse Facility. “Permitted Existing Convertible Notes Repurchases” shall mean the Borrower’s repurchase of (i) Existing 2025 Convertible Notes plus accrued and unpaid interest and fees (if any), to (and including) the date of repurchase, in accordance with the terms of the Existing 2025 Convertible Notes Indenture (including Section 2.10 thereof) or (ii) Existing 2027 Convertible Notes plus accrued and unpaid interest and fees (if any), to (and including) the date of repurchase, in accordance with the terms of the Existing 2027 Convertible Notes Indenture (including Section 2.10 thereof); provided that, in each of clauses (i) and (ii), no Default or Event of Default shall have occurred and be continuing and no Default or Event of Default will occur after giving pro forma effect to such repurchase. “Permitted Indebtedness” shall mean: (a) the Obligations; (b) [reserved]; (c) any guarantees of Indebtedness permitted under Section 7.3 hereof; (d) any Indebtedness listed on Schedule 1.2(b) hereto on the Closing Date; (e) intercompany Indebtedness owing from one or more Loan Parties to any other one or more Loan Parties in accordance with clause (d) of the definition of “Permitted Loans”; (f) Indebtedness owed to any Person providing workers’ compensation, health, disability or other employee benefits or property, casualty or liability insurance, pursuant to reimbursement or indemnification obligations to such Person, in each case incurred in the Ordinary Course of Business; (g) [reserved]; (h) [reserved]; (i) Indebtedness arising from the endorsement of instruments or other payment items for deposit and the honoring by a bank or other financial institution of instruments or other payments items drawn against insufficient funds; (j) to the extent constituting Indebtedness, customary indemnification, deferred purchase price adjustments, earn-outs or similar obligations, in each case, incurred or assumed in connection with the acquisition or disposition of any business or assets or any investment permitted to be acquired or made hereunder; (k) Permitted Warehouse Indebtedness; (l) Indebtedness consisting of the financing of insurance premiums in the Ordinary Course of Business or consistent with past practice; (m) Indebtedness consisting of take-or-pay obligations contained in supply arrangements, in each case, in the Ordinary Course of Business or consistent with past practice; (n) Indebtedness representing deferred compensation or similar obligations to employees of any Loan Party incurred in the Ordinary Course of Business or consistent with

- 32- past practice; (o) Indebtedness under any Foreign Currency Hedge or Interest Rate Hedge which is (i) incurred in the Ordinary Course of Business or consistent with past practice, (ii) not for speculative purposes and (iii) unsecured; (p) Permitted Pari Indebtedness; (q) Permitted Junior Indebtedness, (r) Indebtedness arising in respect of the Existing 2025 Convertible Notes, in an aggregate principal amount not to exceed the aggregate principal amount outstanding as of the Closing Date after giving effect to the Transactions (and any Refinancing Indebtedness in respect thereof) and (s) the Existing 2027 Convertible Notes, in an aggregate principal amount not to exceed the aggregate principal amount outstanding as of the Closing Date after giving effect to the Transactions (and any Refinancing Indebtedness in respect thereof). “Permitted Investments” shall mean investments: (a) in readily marketable obligations issued or guaranteed by the United States of America or any agency thereof with maturities of not more than 365 days and a published rating of not less than A-1 or P-1 (or the equivalent rating); (b) in commercial paper with maturities of not more than 180 days and a published rating of not less than A-1 or P-1 (or the equivalent rating); (c) in certificates of time deposit and bankers’ acceptances having maturities of not more than 180 days and repurchase agreements backed by United States government securities of a commercial bank if (i) such bank has a combined capital and surplus of at least $500,000,000, or (ii) its debt obligations, or those of a holding company of which it is a Subsidiary, are rated not less than A (or the equivalent rating) by a nationally recognized investment rating agency; (d) in marketable short-term U.S. money market funds that invest solely in obligations issued or guaranteed by the United States of America or an agency thereof and have a published rating of not less than A-1 or P-1 (or the equivalent rating); (e) constituting Permitted Loans; (f) constituting (i) Equity Interests of any Loan Party or Subsidiary as of the Closing Date as disclosed on Schedule 5.23 hereto and (ii) Equity Interests of any Subsidiary that becomes a Loan Party following the Closing Date; (g) in Mortgage Related Assets in the Ordinary Course of Business and for fair market value (as determined in good faith by the Borrower) in connection with any Permitted Warehouse Facility; (h) constituting Capital Costs and Expenditures; (i) received in connection with the workout, bankruptcy or reorganization of, insolvency or liquidation of, or settlement of claims against and delinquent accounts of and disputes with, franchisees, customers and suppliers, or as security for any such claims, accounts and disputes, or upon the foreclosure with respect to any secured investment; (j) consisting of promissory notes and other deferred payment obligations and non-cash consideration delivered as the purchase consideration for a disposition permitted by Section 7.1; (k) under any Foreign Currency Hedge or Interest Rate Hedge incurred in the Ordinary Course of Business or consistent with past practice; (l) (x) constituting Permitted Acquisitions or (y) of any Person that becomes (or is merged or consolidated or amalgamated with) a Subsidiary of Borrower on or after the date hereof on the date such Person becomes (or is merged or consolidated or amalgamated with) a Subsidiary of Borrower, in each case, in connection with a Permitted Acquisition; provided, that (i) such investments exist at the time such Person becomes (or is merged or consolidated or amalgamated with) a Subsidiary, and (ii) such investments are not made in anticipation or contemplation of such Person becoming (or merging or consolidating or amalgamated with) a Subsidiary; (m) consisting of deposits made in the Ordinary Course of Business or consistent with past practice to secure the performance of leases or in connection with bidding on government contracts; (n) consisting of advances in connection with purchases of goods or services in the Ordinary Course of Business or consistent with past practice; and (o) in any Excluded Mortgage Subsidiary in an aggregate amount for any additional investments after the date of this Agreement not to exceed $10,000,000. “Permitted Junior Indebtedness” shall mean Indebtedness issued or incurred by the Borrower or a Loan Party that is (x) unsecured, (y) secured on a junior and subordinate basis in priority to the Liens securing the Obligations in favor of the Administrative Agent or (z) subordinated in right of payment to the Obligations on terms and pursuant to documentation reasonably satisfactory to the Administrative Agent; provided that, in each of clauses (x), (y) and (z), such Indebtedness (i) does not mature prior to the date that is two (2) years after the Term, (ii) has no scheduled amortization or scheduled payments of principal and is not subject to mandatory redemption, repurchase, prepayment or sinking fund obligations, (iii) may rank pari passu or junior (but not senior) in right of payment with the Obligations, (iv) shall not be guaranteed

- 33- by any Person that is not a Loan Party, (v) shall not be secured by any asset or property that does not constitute Collateral, (vi) if secured, is subject to a customary intercreditor agreement in form and substance reasonably satisfactory to the Administrative Agent and (vii) the terms, conditions and provisions of such Indebtedness (excluding pricing, interest rate margins, rate floors, discounts, fees and premiums) are not materially more favorable (when taken as a whole) to the lenders or investors providing such Indebtedness than the terms and conditions of this Agreement (when taken as a whole) are to the Lenders; provided, further, that the Borrower shall have delivered to the Administrative Agent a certificate of an authorized officer of the Borrower at least ten (10) Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms, conditions and provisions of such resulting Indebtedness and drafts of the documentation relating thereto, stating that Borrower has determined in good faith that such terms, conditions and provisions satisfy the requirements in the foregoing proviso. “Permitted Loans” shall mean: (a) the extension of trade credit by a Loan Party to its Customer(s), in the Ordinary Course of Business in connection with a sale of Inventory or rendition of services, in each case on open account terms; (b) [reserved]; (c) intercompany loans between and among Loan Parties; and (d) loans outstanding on the Closing Date set forth on Schedule 1.2(c) hereto (without giving effect to any amendments thereto). “Permitted Pari Indebtedness” shall mean Indebtedness issued or incurred by the Borrower or a Loan Party that is secured on a pari passu basis in priority to the Liens securing the Obligations in favor of the Administrative Agent in an aggregate principal amount not to exceed $50,000,000; provided that, (A) such Indebtedness (i) does not mature prior to the Term, (ii) may provide for the ability to participate (x) on a pro rata basis or less than pro rata basis (but not on a greater than pro rata basis) in any voluntary prepayments of the Term Loans and (y) on a pro rata basis or less than pro rata basis (but not on a greater than pro rata basis other than in the case of prepayment with any refinancing debt) in any mandatory prepayments of the Term Loans, (iii) has a weighted average life to maturity no shorter than the Initial Term Loans, (iv) may rank pari passu or junior (but not senior) in right of payment with the Obligations, (v) shall not be guaranteed by any Person that is not a Loan Party, (vi) shall not secured by any asset or property that does not constitute Collateral, (vii) is documented under separate loan documentation and is subject to a customary intercreditor agreement in form and substance reasonably satisfactory to the Administrative Agent, (viii) the terms, conditions and provisions of such Indebtedness (excluding pricing, interest rate margins, rate floors, discounts, fees and premiums) are not materially more favorable (when taken as a whole) to the lenders or investors providing such Indebtedness than the terms and conditions of this Agreement (when taken as a whole) are to the Lenders; (B) the existing Lenders will first be offered for a period fifteen (15) Business Days from the date such Lenders receive notice of the opportunity (including a reasonably detailed description of the material terms, conditions and provisions of such resulting Indebtedness and drafts of the documentation relating thereto) to provide any such Indebtedness (in each Lender’s sole and absolute discretion) on a pro rata basis (and on a non-pro rata basis, pursuant to terms reasonably acceptable to the Administrative Agent and the Borrower, with respect to existing Lenders that elect to cover declining Lenders’ declined amounts) prior to the incurrence or issuance of any such Indebtedness; and (C) in the event that the Effective Yield for any such Indebtedness incurred or issued on or prior to the 12-month anniversary of the Closing Date is higher than the then applicable Effective Yield for the outstanding Term Loans by more than fifty (50) basis points, then the Applicable Margin for the Term Loans (including drawn and undrawn Delayed Draw Term Loans) shall be increased (at each pricing level) to the extent necessary so that the Effective Yield for such Term Loans is equal to the Effective Yield for such Indebtedness minus fifty (50) basis points (it being agreed that any increase in Effective Yield to the Term Loans required due to the application of a floor on any such Indebtedness will be effected solely through an increase in such floor (or an implementation thereof), as applicable). “Permitted Warehouse Facility” shall mean each warehouse credit facility set forth on Schedule 1.2(e), in each case, as in effect on the Closing Date, and any Refinancing Indebtedness in respect thereof,

- 34- in each case providing for the incurrence only of Indebtedness that constitutes Permitted Warehouse Indebtedness. “Permitted Warehouse Facility Lender” shall mean each financial institution counterparty under each Permitted Warehouse Facility, in each case, as in effect on the Closing Date. “Permitted Warehouse Indebtedness” shall mean Indebtedness incurred by an Excluded Mortgage Subsidiary pursuant to a Permitted Warehouse Facility; provided that such Indebtedness shall be Non- Recourse to the Loan Parties and their respective Subsidiaries (other than solely to the Mortgage Related Assets financed by such Permitted Warehouse Facility). “Person” shall mean any individual, sole proprietorship, partnership, corporation, business trust, joint stock company, trust, unincorporated organization, association, limited liability company, limited liability partnership, institution, public benefit corporation, joint venture, entity or Governmental Body (whether federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof). “Plan” shall mean any material employee benefit plan within the meaning of Section 3(3) of ERISA (including a Pension Benefit Plan and a Multiemployer Plan, as defined herein) maintained by any Loan Party, any Subsidiary or any member of the Controlled Group or to which any Loan Party, any Subsidiary or any member of the Controlled Group is required to contribute. “Plan Assets Regulation” shall have the meaning set forth in Section 5.8(e) hereof. “Platform” shall have the meaning set forth in Section 14.10(b) hereof. “Prepayment Premium” shall mean, (x) with respect to Change of Control, a premium equal to 1.0% of the amount repaid, prepaid or paid or (y) with respect to a Prepayment Premium Trigger Event, as of the date of the occurrence of a Prepayment Premium Trigger Event a premium equal to the following percentages of the amount repaid, prepaid or paid if such repayment, prepayment or payment is made during the following periods: “Prepayment Premium Trigger Event” shall mean: (a) any principal payments in respect of the Term Loans other than (i) amortization pursuant to Section 2.3 and (ii) payments from Excess Cash Flow (except as provided clause (y) of the proviso in Section 2.20(e)); (b) the acceleration of the Obligations for any reason, including, but not limited to, acceleration in accordance with Article XI hereof, including as a result of the commencement of an Insolvency Proceeding; or (c) the satisfaction, release, payment, restructuring, reorganization, replacement, reinstatement, defeasance or compromise of any of the Obligations in any Insolvency Proceeding, foreclosure (whether by power of judicial proceeding or otherwise) or deed in lieu of foreclosure or the making of a distribution of any kind in any Insolvency Proceeding to the Administrative Agent, for the Period Premium On or prior to the first anniversary of the Closing Date (October 20, 2024) 1.0% Thereafter 0%

- 35- account of the Term Loan Lenders, or otherwise to the Term Loan Lenders in full or partial satisfaction of the Obligations. For purposes of the definition of the term “Prepayment Premium”, if a Prepayment Premium Trigger Event occurs under clause (b) or (c) above, the entire outstanding principal amount of the Term Loans shall be deemed to have been prepaid on the date on which such Prepayment Premium Trigger Event occurs. “Pro Forma Event” means (a) any acquisition by the Borrower or another Subsidiary, whether by merger, consolidation or otherwise, or any other Investment, that results in a Person becoming a Subsidiary Loan Party, (b) any disposition of a business unit, division, product line or line of business the Borrower or another Subsidiary Loan Party and any other disposition that results in a Subsidiary Loan Party ceasing to be a Subsidiary, (c) any incurrence or issuance or repayment, retirement, redemption, satisfaction and discharge or defeasance of Indebtedness, (d) the cessation of the operations of a business unit, division, product line or line of business of the Borrower or any of its Subsidiary Loan Parties or (e) the implementation of any restructurings, operating improvements or cost savings initiatives of the Borrower or its Subsidiary Loan Parties. “Projections” shall have the meaning set forth in Section 5.5(a) hereof. “Properly Contested” shall mean, in the case of any Indebtedness, Lien or Taxes, as applicable, of any Person that are not paid as and when due or payable by reason of such Person’s bona fide dispute concerning its liability to pay the same or concerning the amount thereof: (a) such Indebtedness, Lien or Taxes, as applicable, are being properly contested in good faith by appropriate proceedings promptly instituted and diligently conducted; (b) such Person has established appropriate reserves as shall be required in conformity with (and to the extent required by) GAAP; (c) the non-payment of such Indebtedness or Taxes would not reasonably be expected to have a Material Adverse Effect or will not result in the forfeiture of any material assets of such Person; (d) no Lien is imposed upon any of such Person’s assets with respect to such Indebtedness or Taxes unless such Lien (i) is at all times junior and subordinate in priority to the Liens securing the Obligations in favor of the Administrative Agent (except only with respect to property Taxes that have priority as a matter of applicable state law), and (ii) enforcement of such Lien is stayed during the period prior to the final resolution or disposition of such dispute; and (e) if such Indebtedness or Lien, as applicable, results from, or is determined by the entry, rendition or issuance against a Person or any of its assets of a judgment, writ, order or decree, enforcement of such judgment, writ, order or decree is stayed within thirty (30) days from the entry thereof pending a timely appeal or other judicial review. “Public Lender” shall have the meaning set forth in Section 14.10(b) hereof. “Public-Side Information” means (1) at any time prior to the Borrower or any of its Subsidiaries becoming the issuer of any Traded Securities, information that is (a) of a type that would be required by applicable Law to be publicly disclosed in connection with an issuance by the Borrower or any of its Subsidiaries of its debt or equity securities pursuant to a registered public offering made at such time or (b) not material to make an investment decision with respect to securities of the Borrower or any of its Subsidiaries (for purposes of United States federal and state securities laws) and (2) at any time on and after the Borrower or any of its Subsidiaries becoming the issuer of any Traded Securities, information that does not constitute material non-public information (within the meaning of United States federal and state securities laws) with respect to the Borrower or any of its Subsidiaries or any of their respective securities. “Purchasing CLO” shall have the meaning set forth in Section 16.3(d) hereof. “Purchasing Lender” shall have the meaning set forth in Section 16.3(c) hereof.

- 36- “Qualified Cash” shall mean, as of any date of determination, the amount of cash of the Loan Parties that (a) is maintained in a Controlled Account at any Controlled Account Bank, except as otherwise provided at Section 6.15, subject to a deposit account control agreement, in customary form and substance reasonably satisfactory to Administrative Agent, that is sufficient to give Administrative Agent “control” (for purposes of Articles 8 and 9 of the Uniform Commercial Code) over such Controlled Account, provided that solely for purposes of calculating “Liquidity” to determine compliance with the Financial Covenant in Section 6.5 herein, “Qualified Cash” shall include all cash of the Loan Parties maintained in any deposit or investment account maintained at a Controlled Account Bank, whether or not subject to a deposit account control agreement, until the earlier of (y) 90 days after the Closing Date or (z) such deposit account control agreements have been executed pursuant to Section 6.15(a) herein, and (b) is not (i) subject to a Lien other than in favor of the Secured Parties or as permitted under subclause (r) of the definition of “Permitted Encumbrance”, (ii) “restricted” for purposes of GAAP, or (iii) subject to any restriction from being applied to repay any Obligations. “Qualified ECP Loan Party” shall mean each Loan Party that on the Eligibility Date is (a) a corporation, partnership, proprietorship, organization, trust, or other entity other than a “commodity pool” as defined in Section 1a(10) of the CEA and CFTC regulations thereunder that has total assets exceeding $10,000,000 or (b) an Eligible Contract Participant that can cause another person to qualify as an Eligible Contract Participant on the Eligibility Date under Section 1a(18)(A)(v)(II) of the CEA by entering into or otherwise providing a “letter of credit or keepwell, support, or other agreement” for purposes of Section 1a(18)(A)(v)(II) of the CEA. “Qualified Equity Interest” shall mean any Equity Interests issued by the Borrower or any of its Parents (and not by one or more of its Subsidiaries) that is not a Disqualified Equity Interest. “RCRA” shall mean the Resource Conservation and Recovery Act, 42 U.S.C. §§ 6901 et seq., as same may be amended from time to time. “Real Property” shall mean all of the owned and leased premises of any Loan Party, including such owned and leased premises identified on Schedule 4.4 hereto or in and to any other premises or real property that are hereafter owned or leased by any Loan Party. “Receivables” shall mean and include, as to each Loan Party, all of such Loan Party’s accounts (as defined in Article 9 of the Uniform Commercial Code) and all of such Loan Party’s contract rights, instruments (including those evidencing indebtedness owed to such Loan Party by its Affiliates), documents, chattel paper (including electronic chattel paper), general intangibles relating to accounts, contract rights, instruments, documents and chattel paper, and drafts and acceptances, credit card receivables and all other forms of obligations owing to such Loan Party arising out of or in connection with the sale or lease of Inventory or the rendition of services, all supporting obligations, guarantees and other security therefor, whether secured or unsecured, now existing or hereafter created, and whether or not specifically sold or assigned to Administrative Agent hereunder. “Recipient” shall mean Administrative Agent, any Lender, Participant or any other recipient of any payment to be made by or on account of any Obligations, as applicable. “Refinancing Indebtedness” means refinancings, renewals, or extensions of Indebtedness so long as: (a) except with respect to any Permitted Warehouse Facility, such refinancings, renewals, or extensions do not result in an increase in the principal amount of the Indebtedness so refinanced, renewed, or extended, other than by the amount of premiums paid thereon and the fees and

- 37- expenses incurred in connection therewith and by the amount of unfunded commitments with respect thereto, (b) such refinancings, renewals, or extensions do not result in a shortening of the average weighted maturity (measured as of the refinancing, renewal, or extension) of the Indebtedness so refinanced, renewed, or extended, nor are they on terms or conditions that, taken as a whole, are materially adverse to the interests of the Lenders, (c) if the Indebtedness that is refinanced, renewed, or extended was subordinated in right of payment to the Obligations, then the terms and conditions of the refinancing, renewal, or extension must include subordination terms and conditions that are at least as favorable to the Lender Group as those that were applicable to the refinanced, renewed, or extended Indebtedness, (d) the Indebtedness that is refinanced, renewed, or extended is not recourse to any Person that is liable on account of the Obligations other than those Persons which were obligated with respect to the Indebtedness that was refinanced, renewed, or extended; (e) such Refinancing Indebtedness shall be secured on the same or more junior basis than the Indebtedness that is refinanced, renewed, or extended (or shall be unsecured); and (f) the terms and conditions of such Refinancing Indebtedness shall (x) be substantially identical to or less favorable to the lenders or other debtholders providing such Refinancing Indebtedness, taken as a whole, than the terms and conditions of the Indebtedness that is refinanced, renewed, or extended; or (y) other than with respect to the “loan-to-value” terms (which shall be substantially similar to the “loan-to-value” terms of the Permitted Warehouse Facility as in effect on the Closing Date), no more favorable to the lenders or other debtholders providing such Refinancing Indebtedness than the then-prevailing market rates therefor at the time of such Refinancing Indebtedness. “Register” shall have the meaning set forth in Section 16.3(e) hereof. “Registered Intellectual Property Collateral” shall have the meaning set forth in Section 4.2(d) hereof. “Reimbursement Obligation” shall have the meaning set forth in Section 2.14(b) hereof. “Rejection Notice” shall have the meaning set forth in Section 2.20(i) hereof. “Release” shall have the meaning set forth in Section 5.7(c)(i) hereof. “Relevant Governmental Body” shall mean the Federal Reserve Board or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board or the Federal Reserve Bank of New York, or any successor thereto. “Reportable Compliance Event” shall mean that any Covered Entity becomes a Sanctioned Person, or is charged by indictment, criminal complaint or similar charging instrument, arraigned, or custodially detained in connection with any Anti-Terrorism Law, or has knowledge of facts or circumstances to the effect that it is reasonably likely that any aspect of its operations is in actual or probable violation of any Anti-Terrorism Law. “Reportable ERISA Event” shall mean a reportable event described in Section 4043 of ERISA or the regulations promulgated thereunder, other than an event for which the 30-day notice period is waived.

- 38- “Required Delayed Draw Term Loan Lenders” shall mean Lenders (not including any Defaulting Lender) holding more than fifty percent (50%) of either (a) the aggregate of the Delayed Draw Term Loan Commitment Amounts of all Lenders (excluding any Defaulting Lender), or (b) after the termination of all Delayed Draw Term Loan Commitments of Lenders hereunder, the outstanding Delayed Draw Term Loans; provided that at any time Apollo constitutes a Delayed Draw Term Loan Lender, Required Delayed Draw Term Loan Lenders shall be required to include Apollo. “Required Initial Term Loan Lenders” shall mean Lenders holding more than fifty percent (50%) of the outstanding principal amount of the Initial Term Loans; provided that at any time Apollo constitutes an Initial Term Loan Lender, Required Initial Term Loan Lenders shall be required to include Apollo. “Required Lenders” shall mean Lenders (not including any Defaulting Lender) holding more than fifty percent (50%) of either (a) the aggregate of the sum of (i) the Delayed Draw Term Loan Commitment Amounts of all Lenders (excluding any Defaulting Lender), and (ii) the outstanding principal amount of the Term Loans (including Delayed Draw Term Loans), or (b) after the termination of all commitments of Lenders hereunder, the outstanding Term Loans (including Delayed Draw Term Loans); provided that, in each of clauses (a) and (b), at any time Apollo constitutes a Lender and holds more than 15% of the sum set forth in clause (a) or (b), as applicable, Required Lenders shall be required to include Apollo. “Restricted Payments” shall mean (a) the payment of any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interest of any Person or any of its Subsidiaries, (b) any payment (whether in cash, securities or other property) or the application of any funds, property or assets, including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such Equity Interest, or on account of any return of capital to the stockholders, partners or members (or the equivalent Persons thereof) of such Person or any of its Subsidiaries, and (c) any option to purchase or acquire any such Equity Interest. “Sanctioned Country” shall mean a country, territory or government or agency of any of the foregoing, in each case that is subject to or the subject or target of any sanctions or sanctions program maintained under any Anti-Terrorism Law, including, as of the Closing Date, Cuba, Iran, North Korea, Syria, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, and the Crimea region of Ukraine. “Sanctioned Person” shall mean any individual person, group, regime, entity or thing listed or otherwise recognized as a specially designated, prohibited, sanctioned or debarred person, group, regime, entity or thing, or subject to or the subject or target of any limitations or prohibitions (including but not limited to the blocking of property or rejection of transactions), under any Anti-Terrorism Law. “SEC” shall mean the Securities and Exchange Commission or any successor thereto. “Secured Parties” shall mean, collectively, Administrative Agent and Lenders, together with any Affiliates of Administrative Agent and with each other holder of any of the Obligations, and their respective successors and assigns. “Securities Act” shall mean the Securities Act of 1933, as amended. “Settlement” shall have the meaning set forth in Section 2.6(d) hereof. “Settlement Date” shall have the meaning set forth in Section 2.6(d) hereof.

- 39- “Short-Term Investments” shall mean, collectively, Permitted Investments described in clauses (a) through (d) of the definition thereof. “SOFR” shall mean, for any day, a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Floor” shall mean a rate of interest per annum equal to 150 basis points (1.50%). “SOFR Reserve Percentage” shall mean, for any day, the maximum effective percentage in effect on such day, if any, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including, without limitation, supplemental, marginal and emergency reserve requirements) with respect to SOFR funding. “Specified Equity Contribution” shall have the meaning set forth in Section 11.6(b) hereof. “Specified Event” shall have the meaning set forth in Section 11.1(d)(i) hereof. “Specified Loan Party” shall mean each non-Wholly Owned Subsidiary that becomes a Loan Party hereunder (to the extent the Equity Interests in such non-Wholly Owned Subsidiary are not permitted to be pledged to the Administrative Agent pursuant to a contractual prohibition (which such contractual prohibition was not entered into in contemplation of such pledge) and no consent has otherwise been received by the minority holders of such Equity Interests to provide such pledge); collectively, the “Specified Loan Parties”. “Subsidiary” shall mean of any Person a corporation or other entity of whose Equity Interests having ordinary voting power (other than Equity Interests having such power only by reason of the happening of a contingency) to elect a majority of the directors or managers of such corporation, or other Persons performing similar functions for such entity, are owned, directly or indirectly, by such Person. Unless the context otherwise requires, each reference to Subsidiaries hereby shall a reference to Subsidiaries of Borrower. “Subsidiary Stock” shall mean with respect to the Equity Interests issued to a Loan Party by any Subsidiary (other than the Specified Loan Parties for so long as the Equity Interests of such Persons constitute Excluded Property), 100% of such issued and outstanding Equity Interests, including, without limitation, all of such Equity Interests identified on Schedule 5.2(b) hereto and in the Collateral Information Certificate. “Swap” shall mean any “swap” as defined in Section 1a(47) of the CEA and regulations thereunder other than (a) a swap entered into on, or subject to the rules of, a board of trade designated as a contract market under Section 5 of the CEA, or (b) a commodity option entered into pursuant to CFTC Regulation 32.3(a). “Taxes” shall mean all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Body, including any interest, additions to tax or penalties applicable thereto. “Term” shall have the meaning set forth in Section 13.1 hereof.

- 40- “Term Loan” shall mean, collectively or individually, as applicable, an Initial Term Loan and Delayed Draw Term Loan. “Term Loan Commitment” shall mean, as applicable, the Initial Term Loan Commitment or Delayed Draw Term Loan Commitment, as applicable, of any Term Loan Lender. “Term Loan Commitment Amount” shall mean, as applicable, any Term Loan Lender’s Initial Term Loan Commitment Amount or Delayed Draw Term Loan Commitment Amount. “Term Loan Commitment Percentage” shall mean, as applicable, any Term Loan Lender’s Initial Term Loan Commitment Percentage or Delayed Draw Term Loan Commitment Percentage. “Term Loan Interest Rate” shall mean (a) with respect to the portions of Initial Term Loans consisting of Domestic Rate Loans, an interest rate per annum equal to the sum of the Applicable Margin plus the Alternate Base Rate, (b) with respect to the portions of Initial Term Loans consisting of Term SOFR Rate Loans an interest rate per annum equal to the sum of the Applicable Margin plus the Term SOFR Rate, (c) with respect to the portions of Delayed Draw Term Loans consisting of Domestic Rate Loans, an interest rate per annum equal to the sum of the Applicable Margin plus the Alternate Base Rate, and (d) with respect to the portions of Delayed Draw Term Loans consisting of Term SOFR Rate Loans, an interest rate per annum equal to the sum of the Applicable Margin plus the Term SOFR Rate. “Term Loan Lender” shall mean, as applicable, an Initial Term Loan Lender and/or a Delayed Draw Term Loan Lender. “Term Loan Lender Expense Reimbursement Letter” shall mean that certain Expense Reimbursement Letter dated September 21, 2023, between the Borrower and Apollo Capital Management, L.P. and the Arranger. “Term Notes” shall mean, collectively, the promissory notes described in Section 2.3 hereof. “Term SOFR Administrator” shall mean CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion). “Term SOFR Rate” shall mean for any calculation with respect to a Term SOFR Rate Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR Rate will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day; provided, that if Term SOFR Rate determined as provided above (including pursuant to the proviso above) shall ever be less than the SOFR Floor, then Term SOFR Rate shall be deemed to be the SOFR Floor. “Term SOFR Rate Loan” shall mean an Advance that bears interest based on Term SOFR Rate.

- 41- “Term SOFR Reference Rate” shall mean the forward-looking term rate based on SOFR. “Termination Event” shall mean: (a) a Reportable ERISA Event with respect to any Plan for which the Loan Parties or any of their Subsidiaries or any member of the Controlled Group may have a material liability; (b) the withdrawal of a Loan Party, any Subsidiary or any member of the Controlled Group from a Plan during a plan year in which such entity was a “substantial employer” as defined in Section 4001(a)(2) of ERISA; (c) the providing of notice of intent to terminate a Plan in a distress termination described in Section 4041(c) of ERISA; (d) the commencement of proceedings by the PBGC to terminate a Plan; (e) any event or condition (i) which could reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or (ii) that could reasonably be expected to result in the termination of a Multiemployer Plan pursuant to Section 4041A of ERISA; (f) the partial or complete withdrawal, within the meaning of Section 4203 or 4205 of ERISA, of the Loan Parties, any Subsidiary or any member of the Controlled Group from a Multiemployer Plan that may result in liability; (g) notice that a Multiemployer Plan is subject to Section 4245 of ERISA; (h) the imposition of any material liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent, upon any Loan Party, any Subsidiary or any member of the Controlled Group; (i) the cessation of operations at a facility of a Loan Party or any member of the Controlled Group in the circumstances described in Section 4062(e) of ERISA for which the Loan Parties may have material liability if such Plan were terminated; (j) any event or condition that results in the insolvency of a Multiemployer Plan under Sections of ERISA for which the Loan Parties may have a material liability; (k) any Plan being in “at risk status” within the meaning of Section 430(i) of the Code; (l) any Multiemployer Plan being in “endangered status” or “critical status” within the meaning of Section 432(b) of the Code or the determination that any Multiemployer Plan is or is expected to be insolvent within the meaning of Title IV of ERISA and as to which may result in material liability to the Loan Parties (including on account of any member of the Controlled Group); (m) the failure of any Pension Benefit Plan to meet the minimum funding standards within the meaning of Section 412 of the Code or Section 302 of ERISA, in each case, whether or not waived; or (n) the failure to make by its due date a required payment or contribution with respect to any Pension Benefit Plan. “Test Period” means, on any date of determination, the period of four consecutive fiscal quarters most recently ended on or prior to such date for which financial statements have been delivered or are required to be delivered pursuant to Section 9.7 or Section 9.8 (or, prior to the first delivery of financial statements pursuant to Section 9.7 or Section 9.8, the period of four consecutive fiscal quarters ended September 30, 2023). “Toxic Substance” shall mean and include any material present on the Real Property (including the Leasehold Interests) which has been shown to have significant adverse effect on human health or which is subject to regulation under the Toxic Substances Control Act (TSCA), 15 U.S.C. §§ 2601 et seq., applicable state law, or any other applicable federal or state laws now in force or hereafter enacted relating to toxic substances. “Toxic Substance” includes but is not limited to asbestos, polychlorinated biphenyls (PCBs) and lead-based paints. “Traded Securities” means any debt or equity securities issued pursuant to a public offering or Rule 144A offering. “Trademarks” shall have the meaning set forth in the definition of “Intellectual Property”. “Transactions” shall mean (a) the funding of the Advances hereunder, (b) the Closing Date Repurchase, (c) the payment of all fees, costs and expenses associated with all of the foregoing, and (d) the execution and delivery of this Agreement and the Other Documents.

- 42- “Transferee” shall have the meaning set forth in Section 16.3(d) hereof. “Unadjusted Benchmark Replacement” shall mean the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Unfunded Capital Costs and Expenditures” shall mean, as to any Loan Party, without duplication, a Capital Cost and Expenditure funded from such Loan Party’s Internally Generated Cash. “Uniform Commercial Code” shall have the meaning set forth in Section 1.3 hereof. “U.S. Government Securities Business Day” shall mean any day except for (a) a Saturday or Sunday or (b) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Person” shall mean any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code. “USA PATRIOT Act” shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56, as the same has been, or shall hereafter be, renewed, extended, amended or replaced. “USCO” shall mean the U.S. Copyright Office. “USPTO” shall mean the U.S. Patent and Trademark Office. “Wholly-Owned Subsidiary” shall mean, as to any Person, any other Person all of the Equity Interests of which (other than (a) directors’ qualifying shares and (b) nominal shares issued to foreign nationals to the extent required by requirements of Applicable Law) is owned by such Person directly and/or through other Wholly-Owned Subsidiaries. “Withholding Agent” shall mean Borrower and the Administrative Agent. “Working Capital” shall mean, on any date of determination thereof, for the Loan Parties on a Consolidated Basis, (a) the current assets of the Loan Parties on a Consolidated Basis on such date (other than cash and cash equivalents), minus (b) the current liabilities of the Loan Parties on a Consolidated Basis on such date (other than (x) the current portion of long-term debt, (y) accrued interest and (z) Taxes). “Write-Down and Conversion Powers” shall mean, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail- In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule. 1.3 Uniform Commercial Code Terms. All terms used herein and defined in the Uniform Commercial Code as adopted in the State of New York from time to time (the “Uniform Commercial Code”) shall have the meaning given therein unless otherwise defined herein. Without limiting the foregoing, the terms “accounts”, “chattel paper” (and “electronic chattel paper” and “tangible chattel paper”), “commercial tort claims”, “deposit accounts”, “documents”, “equipment”, “financial asset”, “fixtures”, “general intangibles”, “goods”, “instruments”, “inventory”, “investment property”, “letter-of- credit rights”, “payment intangibles”, “proceeds”, “promissory note” “securities”, “software” and “supporting obligations” as and when used in the description of Collateral shall have the meanings given

- 43- to such terms in Articles 8 or 9 of the Uniform Commercial Code. To the extent the definition of any category or type of collateral is expanded by any amendment, modification or revision to the Uniform Commercial Code, such expanded definition will apply automatically as of the date of such amendment, modification or revision. 1.4 Certain Matters of Construction. The terms “herein”, “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. All references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, except where the context clearly requires otherwise. Any pronoun used shall be deemed to cover all genders. Wherever appropriate in the context, terms used herein in the singular also include the plural and vice versa. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. Unless otherwise provided, all references to any instruments or agreements to which Administrative Agent is a party, including references to any of the Other Documents, shall include any and all modifications, supplements or amendments thereto, any and all restatements or replacements thereof and any and all extensions or renewals thereof. Except as otherwise expressly provided for herein, all references herein to the time of day shall mean the time in New York, New York. Unless otherwise provided, all financial calculations shall be performed with Inventory valued on a first-in, first-out basis. Whenever the words “including” or “include” shall be used, such words shall be understood to mean “including, without limitation” or “include, without limitation”. A Default or an Event of Default shall be deemed to exist at all times during the period commencing on the date that such Default or Event of Default has occurred to the date on which such Default or Event of Default is waived in writing pursuant to this Agreement or, in the case of a Default, is cured within any period of cure expressly provided for in this Agreement; and an Event of Default shall “continue” or be “continuing” until such Event of Default has been waived in writing by Required Lenders. Any Lien referred to in this Agreement or any of the Other Documents as having been created in favor of Administrative Agent, any agreement entered into by Administrative Agent pursuant to this Agreement or any of the Other Documents, any payment made by or to or funds received by Administrative Agent pursuant to or as contemplated by this Agreement or any of the Other Documents, or any act taken or omitted to be taken by Administrative Agent, shall, unless otherwise expressly provided, be created, entered into, made or received, or taken or omitted, for the benefit or account of Administrative Agent and Lenders. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or otherwise within the limitations of, another covenant shall not avoid the occurrence of a default if such action is taken or condition exists. In addition, all representations and warranties hereunder shall be given independent effect so that if a particular representation or warranty proves to be incorrect or is breached, the fact that another representation or warranty concerning the same or similar subject matter is correct or is not breached will not affect the incorrectness of a breach of a representation or warranty hereunder. 1.5 Divisions. For all purposes under this Agreement and the Other Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time. 1.6 Rates. The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to Alternate Base Rate, the Term SOFR Reference Rate or Term SOFR Rate, or any component definition thereof or rates referred to in the definition thereof, or any alternative,

- 44- successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, Alternate Base Rate, the Term SOFR Reference Rate or Term SOFR Rate or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of Alternate Base Rate, the Term SOFR Reference Rate or Term SOFR Rate any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain Alternate Base Rate, the Term SOFR Reference Rate or Term SOFR Rate or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. 1.7 Conforming Changes Relating to Term SOFR Rate. With respect to the Term SOFR Rate, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any Other Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any Other Document (other than the consultation rights of the Required Lenders); provided that, with respect to any such amendment affected, the Administrative Agent shall provide notice to the Borrower and the Lenders of each such amendment implementing such Conforming Changes reasonably promptly after such amendment becomes effective. II. ADVANCES, PAYMENTS. 2.1 [Reserved]. 2.2 Procedures for Selection of Applicable Interest Rates for All Advances; Breakage. (a) In the event Borrower desires to obtain a Domestic Rate Loan for any Term Loan, Borrower shall give Administrative Agent written notice by no later than 1:00 p.m., New York time, on the day which is five (5) Business Days prior to the date such Domestic Rate Loan is to be borrowed (other than with respect to Term Loans funded on the Closing Date). (b) In the event Borrower desires to obtain a Term SOFR Rate Loan for any Term Loan, Borrower shall give Administrative Agent written notice by no later than 1:00 p.m., New York time, on the day which is five (5) Business Days prior to the date such Term SOFR Rate Loan is to be borrowed (other than with respect to Term Loans funded on the Closing Date), specifying (i) the date of the proposed borrowing (which shall be a Business Day), (ii) the type of borrowing and the amount of such Advance to be borrowed, which amount shall be in a minimum amount of $1,000,000 and in integral multiples of $500,000 thereafter, and (iii) the duration of the first Interest Period therefor. Each Interest Period for a Term Loan consisting of a Term SOFR Rate Loan shall be for one, three or six months; provided that, (x) if an Interest Period for such Term SOFR Rate Loan would end on a day that is not a Business Day, it shall end on the next succeeding Business Day unless such day falls in the next succeeding calendar month in which case such Interest Period shall end on the next preceding Business Day and (y) and no Interest Period shall end after the last day of the Term. Any Interest Period that begins on the last Business Day of a calendar month (or a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period.

- 45- Each Interest Period for an Advance consisting of a Term SOFR Rate Loan shall commence on the date such Term SOFR Rate Loan is made and shall end on the one, three or six month anniversary of the date such Term SOFR Rate Loan is made as Borrower may elect as set forth in subsection (b)(iii) above, and each Interest Period for the portion of a Term Loan that consists of a Term SOFR Rate Loan shall commence on the date such Term SOFR Rate Loan is made and shall end on the one, three or six month anniversary of the date such Term SOFR Rate Loan is made as Borrower may elect as set forth in subsection (b)(iii) above. No Term SOFR Rate Loan shall be made available to Borrower following the occurrence and during the continuance of a Default or an Event of Default. After giving effect to each requested Advance consisting of a Term SOFR Rate Loan, including those which are converted from a Domestic Rate Loan under Section 2.2(e) below, there shall not be outstanding more than five (5) Advances consisting of Term SOFR Rate Loans, in the aggregate at any time. (c) [Reserved]. (d) For each Advance consisting of a Term SOFR Rate Loan, (i) Borrower shall elect the initial Interest Period applicable to such Term SOFR Rate Loan by its notice of borrowing given to Administrative Agent pursuant to Section 2.2(b) above or by its notice of conversion given to Administrative Agent pursuant to Section 2.2(e) below, as the case may be, (ii) Borrower shall elect the duration of each succeeding Interest Period by giving irrevocable written notice to Administrative Agent of such duration not later than 1:00 p.m., New York time, on the day which is three (3) Business Days prior to the last day of the then current Interest Period applicable to such Term SOFR Rate Loan, and (iii) if Administrative Agent does not receive timely notice of the Interest Period elected by Borrower, Borrower shall be deemed to have elected to continue such Term SOFR Rate Loan at the previously elected duration. (e) Borrower may, on the last Business Day of the then current Interest Period applicable to any outstanding Term SOFR Rate Loan, or on any Business Day with respect to Domestic Rate Loans, convert any such Term SOFR Rate Loan into a Domestic Rate Loan or (provided that no Default or Event of Default shall have occurred and be continuing) convert any such Domestic Rate Loan into a Term SOFR Rate Loan, in each case in the same aggregate principal amount; provided, that any conversion of a Term SOFR Rate Loan shall be made only on the last Business Day of the then current Interest Period applicable to such Term SOFR Rate Loan. If Borrower desires to convert any Advance, Borrower shall give Administrative Agent written notice (with a copy to the affected Lenders of the applicable Advances) by no later than 1:00 p.m., New York time, (i) on the day which is three (3) Business Days prior to the date on which such conversion is to occur with respect to a conversion from a Domestic Rate Loan to a Term SOFR Rate Loan, or (ii) on the day which is one (1) Business Day prior to the date on which such conversion is to occur (which date shall be the last Business Day of the Interest Period for the applicable Term SOFR Rate Loan) with respect to a conversion from a Term SOFR Rate Loan to a Domestic Rate Loan, specifying, in each case, the date of such conversion, the Advances to be converted and if the conversion is to a Term SOFR Rate Loan, the duration of the first Interest Period therefor. (f) At its option and upon written notice to Administrative Agent given prior to 1:00 p.m., New York time, at least three (3) Business Days prior to the date of such prepayment, Borrower may, subject to Section 2.2(g) hereof, prepay Advances consisting of Term SOFR Rate Loans in whole at any time or in part from time to time with accrued interest on the principal being prepaid to the date of such prepayment and any applicable premium, including the Prepayment Premium; provided that a notice of prepayment of any Advances may state that such notice is conditioned upon the occurrence of one or more events specified therein, in which case such notice may be rescinded by the Borrower (by notice to the Administrative Agent on or prior to the specified date of prepayment) if such condition is not satisfied. Borrower shall specify the date of prepayment of Advances which are Term SOFR Rate Loans and the amount of such prepayment. In the event that any prepayment of any Advance consisting of a Term SOFR Rate Loan is required or permitted on a date other than the last Business Day of the then current Interest

- 46- Period with respect thereto, Borrower shall indemnify Administrative Agent and Lenders therefor in accordance with Section 2.2(g) hereof. (g) Each Loan Party shall indemnify Administrative Agent and Lenders and hold Administrative Agent and Lenders harmless from and against any and all losses or expenses that Administrative Agent and Lenders may sustain or incur as a consequence of any prepayment, conversion of or any default by Borrower in the payment of the principal of or interest on any Term SOFR Rate Loan or failure by Borrower to complete a borrowing of, a prepayment of or conversion of or to a Term SOFR Rate Loan after notice thereof has been given, including, but not limited to, any interest payable by Administrative Agent or Lender to lenders of funds obtained by it in order to make or maintain its Term SOFR Rate Loans hereunder. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by Administrative Agent or any Lender to Borrower shall be conclusive absent manifest error. (h) Notwithstanding any other provision hereof, if any Applicable Law, treaty, regulation or directive, or any change therein or in the interpretation or application thereof, including without limitation any Change in Law, shall make it unlawful for Lenders or any Lender (for purposes of this subsection (h), the term “Lender” shall include any Lender and the office or branch where any Lender or any Person controlling such Lender makes or maintains any Term SOFR Rate Loans) to make or maintain its Term SOFR Rate Loans, the obligation of Lenders (or such affected Lender) to make Term SOFR Rate Loans hereunder shall forthwith be cancelled and Borrower shall, if any affected Term SOFR Rate Loans are then outstanding, promptly upon request from Administrative Agent, either pay all such affected Term SOFR Rate Loans or convert such affected Term SOFR Rate Loans into Domestic Rate Loans. If any such payment or conversion of any Term SOFR Rate Loan is made on a day that is not the last day of the Interest Period applicable to such Term SOFR Rate Loan, Borrower shall pay Administrative Agent, upon Administrative Agent’s request, such amount or amounts set forth in clause (g) above. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by Administrative Agent or any Lender to Borrower shall be conclusive absent manifest error. 2.3 Term Loans. (a) Initial Term Loans. On the Closing Date, the Initial Term Loan Lenders shall make Initial Term Loans in Dollars to the Borrower in the aggregate original principal amount of $125,000,000. Subject to acceleration upon the occurrence and continuance of an Event of Default or termination of this Agreement, the principal of the Initial Term Loans shall be payable as set forth in Section 2.3(c) hereof. If requested by an Initial Term Loan Lender, Initial Term Loans owing to such Initial Term Loan Lender shall be evidenced by a promissory note by the Borrower in favor of such Initial Term Loan Lender in substantially the form attached hereto as Exhibit 2.3-1 (each, a “Initial Term Loan Note” and collectively, the “Initial Term Loan Notes”). The Initial Term Loans may consist of Domestic Rate Loans or Term SOFR Rate Loans, or a combination thereof, as the Borrower may request; and in the event that the Borrower desires to obtain or extend any portion of the Initial Term Loans as a Term SOFR Rate Loan or to convert any portion of the Initial Term Loans from a Domestic Rate Loan to a Term SOFR Rate Loan, the Borrower shall comply with the notification requirements set forth in Sections 2.2(b) and/or (e) hereof and the provisions of Sections 2.2(b) through (h) hereof shall apply. Amounts repaid or prepaid in respect of the Initial Term Loans may not be reborrowed. (b) Delayed Draw Term Loans. Subject to the terms and conditions set forth herein, each Delayed Draw Term Loan Lender severally agrees to make Delayed Draw Term Loans in Dollars to the Borrower on any Business Day during the Delayed Draw Commitment Period in an aggregate principal amount not to exceed the amount of such Delayed Draw Term Loan Lender’s Delayed Draw Term Loan Commitment Amount. Subject to acceleration upon the occurrence and continuance of an Event of Default

- 47- or termination of this Agreement, the principal of Delayed Draw Term Loans shall be payable as set forth in Section 2.3(d) hereof. If requested by a Delayed Draw Term Loan Lender, the Delayed Draw Term Loans owing to such Delayed Draw Term Loan Lender shall be evidenced by a promissory note by the Borrower in favor of such Delayed Draw Term Loan Lender in substantially the form attached hereto as Exhibit 2.3-2 (each a “Delayed Draw Term Loan Note” and collectively, the “Delayed Draw Term Loan Notes”). Delayed Draw Term Loans may consist of Domestic Rate Loans or Term SOFR Rate Loans, or a combination thereof, as the Borrower may request; and in the event that the Borrower desires to obtain or extend any portion of the Delayed Draw Term Loans as a Term SOFR Rate Loan or to convert any portion of the Delayed Draw Term Loans from a Domestic Rate Loan to a Term SOFR Rate Loan, the Borrower shall comply with the notification requirements set forth in Sections 2.2(b) and/or (e) hereof and the provisions of Sections 2.2(b) through (h) hereof shall apply. Amounts repaid or prepaid in respect of the Delayed Draw Term Loans may not be reborrowed. The Initial Term Loans and the Delayed Draw Term Loans (if and when funded) shall have the same terms and shall be treated as a single class for all purposes, except that interest on the Delayed Draw Term Loans shall commence accruing from the applicable Delayed Draw Term Loan Funding Date thereof. (c) Amortization of the Initial Term Loans. The Initial Term Loans shall be, with respect to outstanding principal, payable on the following dates in the following amounts, subject to acceleration upon the occurrence of an Event of Default under this Agreement or termination of this Agreement: Payment Date Payment Amount December 31, 2023 and on the last day of each calendar quarter thereafter through and including the last day of the Term $312,500.00 The last day of the Term, unless sooner terminated as herein provided All outstanding Obligations in respect of the Initial Term Loans (d) Amortization of the Delayed Draw Term Loans. The Delayed Draw Term Loans shall be, with respect to outstanding principal, payable on the following dates in the following amounts, subject to acceleration upon the occurrence of an Event of Default under this Agreement or termination of this Agreement: Payment Date Payment Amount The last day of each calendar quarter ending prior to the Term, commencing with the later of (x) the first fiscal quarter after the date on which such Delayed Draw Term Loans were funded and (y) the first day upon which a payment is due pursuant to Section 2.3(c) 0.25% of the aggregate initial principal amount of such Delayed Draw Term Loans The last day of the Term, unless sooner terminated as herein provided All outstanding Obligations in respect of the Delayed Draw Term Loans provided, further, that if the date scheduled for any principal repayment installment is not a Business Day, such principal repayment installment shall be repaid on the next following Business Day; provided, further, that, notwithstanding anything to the contrary in this Section 2.3 in connection with each borrowing of Delayed Draw Term Loans funded after the Closing Date, the repayment schedule set forth above may be adjusted in a manner reasonably acceptable to the Borrower and the Administrative Agent to ensure that such borrowing of Delayed Draw Term Loans are fungible with the Initial Term Loans or any other Delayed Draw Term Loans outstanding on the date such Delayed Draw Term Loans are funded.

- 48- 2.4 Currencies. All Loans shall be repaid, whether pursuant to Section 2.3 or otherwise, in the currency in which they were made. 2.5 Disbursement of Advance Proceeds. All Advances shall be disbursed from whichever office or other place Administrative Agent may designate from time to time and, together with any and all other Obligations of Loan Parties to Administrative Agent or Lenders, shall be charged to Borrower’s Account on Administrative Agent’s books. The proceeds of each Delayed Draw Term Loan requested by Borrower shall be made available to Borrower on the day so requested in immediately available federal funds or other immediately available funds to such bank as Borrower may designate to Administrative Agent. 2.6 Making and Settlement of Advances. (a) The Initial Term Loans shall be advanced according to the applicable Initial Term Loan Commitment Percentages of the Initial Term Loan Lenders. The Delayed Draw Term Loans shall be advanced on each Delayed Draw Term Loan Funding Date according to the applicable Delayed Draw Term Loan Commitment Percentages of the Delayed Draw Term Loan Lenders as of such Delayed Draw Term Loan Funding Date. (b) [Reserved]. (c) [Reserved]. (d) [Reserved]. (e) If any Lender or Participant (a “Benefited Lender”) shall at any time receive any payment of all or part of its Advances, or interest thereon, or receive any Collateral in respect thereof (whether voluntarily or involuntarily or by set-off or otherwise) in a greater proportion than any such payment to and Collateral received by any other Lender, if any, in respect of such other Lender’s Advances, or interest thereon, and such greater proportionate payment or receipt of Collateral is not expressly permitted hereunder, such Benefited Lender shall purchase for cash from the other Lenders a participation in such portion of each such other Lender’s Advances, or shall provide such other Lender with the benefits of any such Collateral, or the proceeds thereof, as shall be necessary to cause such Benefited Lender to share the excess payment or benefits of such Collateral or proceeds ratably with each of the other Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. Borrower consents to the foregoing and agrees, to the extent it may effectively do so under Applicable Law, that each Lender so purchasing a portion of another Lender’s Advances may exercise all rights of payment (including rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion, and the obligations owing to each such purchasing Lender in respect of such participation and such purchased portion of any other Lender’s Advances shall be part of the Obligations secured by the Collateral, and the obligations owing to each such purchasing Lender in respect of such participation and such purchased portion of any other Lender’s Advances shall be part of the Obligations secured by the Collateral. 2.7 Termination of Commitments. (a) The Initial Term Loan Commitment of each Initial Term Loan Lender shall be automatically and permanently reduced to $0 on the Closing Date upon the making of such Lender’s Initial Term Loans to the Borrower pursuant to Section 2.3(a)

- 49- (b) The Delayed Draw Term Loan Commitment of each Delayed Draw Term Lender shall be automatically and permanently reduced by the amount so drawn upon the making of a Delayed Drawn Term Loan to the Borrowers pursuant to Section 2.3(b). If not previously terminated, the Delayed Draw Term Loan Commitment of each Delayed Draw Term Loan Lender shall terminate on the Delayed Draw Term Loan Commitment Expiration Date. 2.8 Manner and Repayment of Advances. (a) Borrower promises to pay the Obligations (including principal, interest, premiums, fees, costs and expenses) in full on the last day of the Term or, if earlier, on the date on which the Obligations are declared due and payable pursuant to the terms of this Agreement. All payments, prepayments and repayments of any kind will be accompanied by accrued and unpaid interest on the principal amount paid through the date of payment (together with any other amounts required under this Agreement). The Initial Term Loans shall be due and payable as provided in Section 2.3(a) hereof and shall be due and payable in full on the last day of the Term, subject to mandatory prepayments as herein provided. The Delayed Draw Term Loans shall be due and payable as provided in Section 2.3(b) hereof and shall be due and payable in full on the last day of the Term, subject to mandatory prepayments as herein provided. Notwithstanding the foregoing, all Advances shall be subject to earlier repayment upon (x) acceleration upon the occurrence of an Event of Default under this Agreement or (y) termination of this Agreement. Each payment (including each prepayment) by Borrower on account of the principal of and interest on the Initial Term Loans shall be applied to the Initial Term Loans on a pro rata basis. Each payment (including each prepayment) by Borrower on account of the principal of and interest on the Delayed Draw Term Loans shall be applied to the Delayed Draw Term Loans on a pro rata basis. (b) Borrower recognizes that the amounts evidenced by checks, notes, drafts or any other items of payment relating to and/or proceeds of Collateral may not be collectible by Administrative Agent on the date received by it. Administrative Agent shall conditionally credit Borrower’s Account for each item of payment on the next Business Day after the Business Day on which such item of payment is received by Administrative Agent (and the Business Day on which each such item of payment is so credited shall be referred to, with respect to such item, as the “Application Date”). Administrative Agent is not, however, required to credit Borrower’s Account for the amount of any item of payment which is unsatisfactory to Administrative Agent and it may charge Borrower’s Account for the amount of any item of payment which is returned, for any reason whatsoever, to Administrative Agent unpaid. Subject to the foregoing, Borrower agrees that for purposes of computing the interest charges under this Agreement, each item of payment received by Administrative Agent shall be deemed applied by it on account of the Obligations on its respective Application Date. All proceeds received by Administrative Agent shall be applied to the satisfaction of the Obligations in accordance with Section 11.5 hereof; provided, that, in the absence of any Event of Default, (I) payments matching specified scheduled payments then due shall be applied to those scheduled payments, (II) mandatory prepayments shall be applied as set forth in Section 2.20 hereof, and (III) during a Cash Dominion Period, cash in a Controlled Account shall be applied to the Obligations in accordance with Section 4.8 hereof. (c) All payments (including prepayments) of principal, interest and other amounts payable hereunder, or under any of the Other Documents shall be made to Administrative Agent at the Payment Office not later than 1:00 p.m., New York time, on the due date therefor in Dollars in federal funds or other funds immediately available to Administrative Agent without deduction, setoff or counterclaim; and funds received after that hour shall be deemed to have been received by Administrative Agent on the following Business Day. Borrower shall promptly notify Administrative Agent of any such payment and/or prepayment of the Term Loans. Administrative Agent shall have the right, but not the obligation, to effectuate payment of any and all Obligations due and owing hereunder by charging Borrower’s Account or by making Advances to the extent contemplated and permitted by Section 2.2 hereof.

- 50- 2.9 Repayment of Excess Advances. If at any time the aggregate balance of outstanding Term Loans and/or Advances, taken as a whole, exceeds the maximum amount of such type of Term Loans and/or Advances, taken as a whole (as applicable), permitted hereunder, such excess Advances shall be paid promptly (but in any event within three (3) Business Days) without the necessity of any demand, at the Payment Office for distribution to the Initial Term Loan Lenders or Delayed Draw Term Loan Lenders, as applicable, whether or not a Default or an Event of Default has occurred. 2.10 Statement of Account. Administrative Agent shall maintain, in accordance with its customary procedures, a loan account (“Borrower’s Account”) in the name of Borrower in which shall be recorded the date and amount of each Advance made by Administrative Agent or Lenders and the date and amount of each payment in respect thereof; provided, however, the failure by Administrative Agent to record the date and amount of any Advance shall not adversely affect Administrative Agent or any Lender. Each month, with respect to Term SOFR Rate Loans having an Interest Period of one month, and each quarter with respect to Domestic Rate Loans and Term SOFR Rate Loans having an Interest Period of greater than one month, Administrative Agent shall send to Borrower a statement showing the accounting for the respective Advances made, payments made or credited in respect thereof, and other transactions between Administrative Agent, Lenders and Borrower during such applicable period; provided however, that the Administrative Agent shall provide Borrower with the balance of accrued interest on all Loans at the conclusion of each month. The statements provided hereunder shall be deemed correct and binding upon Borrower in the absence of manifest error and shall constitute an account stated between Lenders and Borrower, and as to Borrower, the records of Administrative Agent with respect to Borrower’s Account shall be conclusive evidence absent manifest error of the amounts of Advances and other charges thereto and of payments applicable thereto, in each case unless Administrative Agent receives a written statement of Borrower’s exceptions thereto within sixty (60) days after any such statement is received by Borrower. 2.11 [Reserved]. 2.12 [Reserved]. 2.13 [Reserved]. 2.14 [Reserved]. 2.15 [Reserved]. 2.16 [Reserved]. 2.17 [Reserved]. 2.18 [Reserved]. 2.19 [Reserved]. 2.20 Mandatory Prepayments; Prepayment Premium. (a) Asset Dispositions. When any Loan Party or any Subsidiary (other than a Subsidiary that constitutes an Excluded Subsidiary under clause (b) of such definition, or any Excluded Mortgage Subsidiary) sells or otherwise disposes of any of its assets or properties (other than Inventory or Mortgage Related Assets by an Excluded Mortgage Subsidiary, in each case, in the Ordinary Course of Business), Borrower shall repay the Advances in an amount equal to the Net Cash Proceeds of such sales or dispositions, such repayments to be made promptly but in no event more than ten (10) Business Days

- 51- following receipt of such Net Cash Proceeds, and until the date of payment, such proceeds shall be held in trust for Administrative Agent and Lenders. The foregoing shall not be deemed to be implied consent to any such sale otherwise prohibited by the terms and conditions hereof. Such repayments shall be applied to the Term Loans ratably thereto in the inverse order of maturity thereof (including the final installment thereof) until Paid in Full. To the extent any assets sold pursuant to this Section 2.20(a) constituted Collateral, any replacement assets purchased with any Net Cash Proceeds not used to repay the Advances shall also constitute Collateral. (b) Incurrence of Indebtedness. (i) In the event of any issuance or other incurrence of any Indebtedness (other than Permitted Indebtedness) by any Loan Party or any Subsidiary (other than a Subsidiary that constitutes an Excluded Subsidiary under clause (b) or (c) of such definition, or any Excluded Mortgage Subsidiary), Borrower shall, no later than the date of receipt by such Loan Party or such Subsidiary of the Net Cash Proceeds from such issuance or incurrence of Indebtedness, repay the Term Loans in an amount equal to one hundred percent (100%) of such Net Cash Proceeds; provided, that the repayments described in this subsection (b) shall, be applied to Term Loans ratably thereto in the inverse order of maturity thereof (including the final installment thereof) until Paid in Full. (c) Insurance Events. All Net Cash Proceeds received by any Loan Party or any Subsidiary (other than a Subsidiary that constitutes an Excluded Subsidiary under clause (c) of such definition) or Administrative Agent (i) under any insurance policy on account of damage or destruction of any assets or property of such Loan Party or such Subsidiary, or (ii) as a result of any taking or condemnation of any assets or property, that is not applied, within 180 days, to the acquisition of replacement assets, shall, be applied to the Term Loans first, ratably thereto in the inverse order of maturity thereof (including the final installment thereof) until Paid in Full; and second, to the remaining Advances. To the extent any Net Cash Proceeds received pursuant to this Section 2.20(c) are received on account of assets that constituted Collateral, any replacement assets purchased with any Net Cash Proceeds not used to repay the Advances shall also constitute Collateral. (d) Extraordinary Receipts. Upon receipt by the Borrower or any Subsidiary (other than a Subsidiary that constitutes an Excluded Subsidiary under clause (c) of such definition) of any Extraordinary Receipt not otherwise included in clauses (a) or (c) of this Section 2.20, the Borrower shall, repay the Advances in an amount equal to such Extraordinary Receipts, such repayments to be made promptly but in no event more than ten (10) Business Days following receipt of such Extraordinary Receipts. Such repayments shall be applied to the Term Loans ratably thereto in the inverse order of maturity thereof (including the final installment thereof) until Paid in Full. (e) Excess Cash Flow. The Borrower shall prepay the outstanding amount of the Term Loans in an amount equal to fifty percent (50%) of Excess Cash Flow (the “ECF Minimum Payment”) for each ECF Period, payable within ten (10) days of the date on which the financial statements referred to in and required by Section 9.7 hereof are delivered for each fiscal year, which amount shall be applied to the Term Loans (including the final installment thereof) until Paid in Full; provided that (x) the ECF Retained Amount may not be applied to prepay the Term Loans pursuant to this Section during a subsequent ECF Period unless, in connection with such prepayment, the applicable Prepayment Premium is paid; and (y) at the election of the Borrower, an amount of up to the first $15,000,000 in the aggregate of Internally Generated Cash paid for Capital Costs and Expenditures permitted under Section 7.6 shall be deducted from the Excess Cash Flow prepayments otherwise required to be made pursuant to this Section. (f) Change of Control. Upon the occurrence of a Change of Control, the Borrower shall promptly (but in no event more than ten (10) Business Days following the occurrence of such Change of Control) pay to Administrative Agent an amount equal to the sum of (x) all outstanding Obligations as of the date of such payment plus (y) the Prepayment Premium.

- 52- (g) Prepayment Premium. Upon the occurrence of a (x) Prepayment Premium Trigger Event or (y) Change of Control, the payment or prepayment of the Term Loans required to be made as a result of such Prepayment Premium Trigger Event or Change of Control shall include the Prepayment Premium. Any Prepayment Premium shall be applied pro rata to the Term Loans. (h) Application of Mandatory Prepayments. Each prepayment of the Term Loans pursuant to Section 2.20(a) through (f) hereof shall (i) so long as no Event of Default shall have occurred and be continuing, be applied to the outstanding Term Loans in the manner set forth in this Section 2.20 and subject to Section 2.24 and (ii) if an Event of Default shall have occurred and be continuing, be applied in the manner set forth in Section 11.5 hereof. Each payment or prepayment of the Term Loans made in accordance with this Section 2.20 shall be accompanied by accrued and unpaid interest on the principal amount prepaid through the date of prepayment and any amounts owing in respect of Term SOFR Rate Loans pursuant to Section 2.2(g) hereof and, as applicable, any premium. (i) Declined Proceeds. Notwithstanding the provisions of this Section 2.20, each Lender may reject all or a portion of its ratable share of any mandatory prepayment (such declined amounts, the “Declined Proceeds”) pursuant to clause (a) through (e) of this Section 2.20 by providing written notice (each, a “Rejection Notice”) to Administrative Agent and Borrower no later than 5:00 p.m. one (1) Business Day prior to the date of such prepayment as specified in the relevant notice. Each Rejection Notice from a given Lender shall specify the principal amount of the mandatory prepayment of Term Loans to be rejected by such Lender. If a Lender fails to deliver a Rejection Notice to Administrative Agent within the time frame specified above or such Rejection Notice fails to specify the principal amount of the Term Loans to be rejected, any such failure will be deemed an acceptance of the total amount of such mandatory repayment of Term Loans. Any Declined Proceeds shall be (1) offered to the Lenders not so declining such prepayment on a pro rata basis in accordance with the amounts of the Term Loans of such Lender (with such non- declining Lenders having the right to decline any prepayment with Declined Proceeds at the time and in the manner specified by the Administrative Agent) and (2) to the extent such non-declining Lenders elect to decline their ratable share of such Declined Proceeds, retained by Borrower. 2.21 Use of Proceeds. (a) The Borrower shall (i) use the proceeds of the Advances on the Closing Date, to fund the Transactions, and (ii) use the proceeds of any Advances at any time after the Closing Date to fund Permitted Existing Convertible Notes Repurchases or for general corporate purposes (excluding repurchases of Existing 2025 Convertible Notes or Existing 2027 Convertible Notes, in each case, in a transaction not constituting a Permitted Existing Convertible Notes Repurchase). (b) Without limiting the generality of Section 2.21(a) above, neither the Loan Parties nor any other Person which may in the future become party to this Agreement or the Other Documents as a Loan Party, intends to use nor shall they use any portion of the proceeds of the Advances, directly or indirectly, for any purpose in violation of Applicable Law (including Anti-Terrorism Laws). (c) The Borrower may use the ECF Retained Amount from time to time: (i) to prepay the Term Loans in accordance with Section 2.20(e) hereof, and (ii) to make Permitted Existing Convertible Notes Repurchases, to the extent permitted hereunder. 2.22 Defaulting Lender. (a) Notwithstanding anything to the contrary contained herein, in the event any Delayed Draw Term Loan Lender is a Defaulting Lender, all rights and obligations hereunder of such

- 53- Defaulting Lender and of the other parties hereto shall be modified to the extent of the express provisions of this Section 2.22 so long as such Lender is a Defaulting Lender. (b) (i) Except as otherwise expressly provided for in this Section 2.22, Delayed Draw Term Loans shall be made pro rata from Delayed Draw Term Loan Lenders which are not Defaulting Lenders based on their respective Delayed Draw Term Loan Commitment Percentages, and no Delayed Draw Term Loan Commitment Percentage of any Delayed Draw Term Loan Lender or any pro rata share of any Delayed Draw Term Loans required to be advanced by any Delayed Draw Term Loan Lender shall be increased as a result of any Delayed Draw Term Loan Lender being a Defaulting Lender. Amounts received in respect of principal of any type of Delayed Draw Term Loans shall be applied to reduce such type of Delayed Draw Term Loans of each Delayed Draw Term Loan Lender (other than any Defaulting Lender) in accordance with their Delayed Draw Term Loan Commitment Percentages; provided, that, Administrative Agent shall not be obligated to transfer to a Defaulting Lender any payments received by Administrative Agent in respect of such Defaulting Lender’s Delayed Draw Term Loans for Defaulting Lender’s benefit, nor shall a Defaulting Lender be entitled to the sharing of any payments hereunder (including any principal, interest or fees) in respect of its Delayed Draw Term Loans. Amounts payable to a Defaulting Lender in respect of its Delayed Draw Term Loans shall instead be paid to or retained by the Administrative Agent. Administrative Agent may hold the amount of such payments received or retained by it for the account of such Defaulting Lender. (ii) Fees pursuant to Section 3.3 or Section 3.4 hereof shall cease to accrue in favor of such Defaulting Lender. (c) [Reserved]. (d) Other than as expressly set forth in this Section 2.22, the rights and obligations of a Defaulting Lender (including the obligation to indemnify Administrative Agent) and the other parties hereto shall remain unchanged. Nothing in this Section 2.22 shall be deemed to release any Defaulting Lender from its obligations under this Agreement and the Other Documents, shall alter such obligations, shall operate as a waiver of any default by such Defaulting Lender hereunder, or shall prejudice any rights which Borrower, Administrative Agent or any Lender may have against any Defaulting Lender as a result of any default by such Defaulting Lender hereunder. (e) [Reserved]. (f) [Reserved]. (g) Any payment of principal, interest, fees or other amounts received by Administrative Agent for the account of any Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 11.1 hereof or otherwise) shall be applied at such time or times as may be determined by Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to Administrative Agent hereunder; second, as Borrower may request (so long as no Default or Event of Default then exists), to the funding of any Delayed Draw Term Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by Administrative Agent; third, if so determined by Administrative Agent and Borrower, to be held in a non-interest bearing deposit account and released pro rata in order to satisfy potential future funding obligations of such Defaulting Lender to fund all or any portion of the Delayed Draw Term Loans under this Agreement; fourth, to the payment of any amounts owing to Lenders, as a result of any judgment of a court of competent jurisdiction obtained by any Lender against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; fifth, so long as no Default or Event of Default exists, to the payment of any amounts owing to Borrower as a result of any judgment of a court of

- 54- competent jurisdiction obtained by Borrower against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and sixth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided, that if (i) such payment is a payment of the principal amount of all or any portion of any Delayed Draw Term Loan in respect of which that Defaulting Lender has not fully funded its appropriate share and (ii) all or such portion of such Delayed Draw Term Loans were made at a time when the conditions set forth in Section 8.1 hereof were satisfied or waived, such payment shall be applied solely to pay the portion of the Delayed Draw Term Loans of all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any portion of the Delayed Draw Term Loans owed to such Defaulting Lender until such time as all Delayed Draw Term Loans are held by the Lenders pro rata in accordance with the Delayed Draw Term Loan Commitments without giving effect to Section 2.22(i). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (h) If Borrower and Administrative Agent agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, Administrative Agent will so notify the parties hereto, whereupon, as of the effective date specified in such notice and subject to any conditions set forth therein, that Delayed Draw Term Loan Lender will, to the extent applicable, purchase that portion of the outstanding Delayed Draw Term Loans of the other Delayed Draw Term Loan Lenders or take such other actions as Administrative Agent may determine to be necessary to cause the Delayed Draw Term Loans to be held on a pro rata basis by the applicable Delayed Draw Term Loan Lenders in accordance with their Delayed Draw Term Loan Commitment Percentage; provided, that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of Borrower while that Delayed Draw Term Loan Lender was a Defaulting Lender; provided, further, that, except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Delayed Draw Term Loan Lender will constitute a waiver or release of any claim of any party hereunder arising from that Delayed Draw Term Loan Lender’s having been a Defaulting Lender. 2.23 [Reserved]. 2.24 [Reserved]. III. INTEREST AND FEES. 3.1 Interest. Interest on Advances shall be payable in arrears (a) with respect to Advances consisting of Domestic Rate Loans, on the last Business Day of each quarter and (b) with respect to the portion of the Term Loans consisting of Term SOFR Rate Loans with an Interest Period of one, three or six months, at the end of each Interest Period; provided that with respect to any Term SOFR Rate Loans with an Interest Period of longer than three months, interest shall be payable at the end of each three month period during such Interest Period; provided further, that, in each case, all accrued and unpaid interest shall be due and payable at the end of the Term. Interest charges shall be computed on the actual principal amount of Advances outstanding during the month at a rate per annum equal to the applicable Term Loan Interest Rate (as applicable, the “Contract Rate”). Except as expressly provided otherwise in this Agreement, any Obligations (other than the Advances) that are not paid when due shall accrue interest at in respect of any such Obligations owing to any Term Loan Lender, the Term Loan Interest Rate applicable to Domestic Rate Loans, in each case subject to the provision of the final sentence of this Section 3.1 regarding the Default Rate. Whenever, subsequent to the Closing Date, the Alternate Base Rate is increased or decreased, the applicable Contract Rate shall be similarly changed without notice or demand of any kind by an amount equal to the amount of such change in the Alternate Base Rate during the time such change or changes remain in effect. The Term SOFR Rate shall be adjusted with respect to Term SOFR Rate Loans without notice or demand of any kind on the effective date of any change in the SOFR Reserve Percentage

- 55- as of such effective date. Upon and after the occurrence of an Event of Default, and during the continuation thereof, at the direction of (x) the Required Delayed Draw Term Loan Lenders, with respect to Obligations owing to the Delayed Draw Term Loan Lenders or (y) the Required Initial Term Loan Lenders, with respect to Obligations owing to the Initial Term Loan Lenders (or, in each case, in the case of any Event of Default under Section 10.1 or Section 10.7 hereof, immediately and automatically upon the occurrence of any such Event of Default without the requirement of any affirmative action by any party), all unpaid Obligations shall bear interest at the applicable Contract Rate plus two percent (2.0%) per annum (as applicable, the “Default Rate”) and shall be payable in cash on demand. 3.2 Delayed Draw Term Loan Commitment Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Delayed Draw Term Loan Lender in accordance with its Delayed Draw Term Loan Percentage, a commitment fee in an amount equal to 1.00% per annum on the undrawn portion of the Delayed Draw Term Loan Commitments, which shall begin to accrue on the Closing Date until the Delayed Draw Term Loan Commitment Expiration Date. The fees described in this Section 3.2 shall be due and payable (x) quarterly in arrears on the last Business Day of each fiscal quarter, commencing with the fiscal quarter ending December 31, 2023 (for the quarterly period (or portion thereof) ended on such day for which no payment has been received) and (y) on the Delayed Draw Term Loan Commitment Expiration Date (for the period ended on such date for which no payment has been received pursuant to clause (x) above). 3.3 [Reserved]. 3.4 Fee Letter. Borrower shall pay the amounts required to be paid in the Fee Letter in the manner and at the times required by the Fee Letter. 3.5 Computation of Interest and Fees. (a) Interest and fees hereunder shall be computed on the basis of a year of 360 days and for the actual number of days elapsed. If any payment to be made hereunder becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day and interest thereon shall be payable at the applicable Contract Rate during such extension. (b) If, as a result of any restatement of or other adjustment to the financial statements of the Borrower or for any other reason, the Borrower or the Lenders determine that (i) EBITDA as calculated by the Borrower as of any applicable date was inaccurate and (ii) a proper calculation of such ratio would have resulted in higher interest and/or fees for any period, the Borrower shall upon knowledge of such miscalculation provide notice to the Administrative Agent thereof, and shall be obligated to pay to the Administrative Agent for the account of the applicable Lenders promptly on demand by the Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, automatically and with any such demand by the Administrative Agent being excused), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. This Section 3.5(b) shall not limit the rights of the Administrative Agent or any Lender under any other provision hereunder (including Article X). 3.6 Maximum Charges. In no event whatsoever shall interest and other charges charged hereunder exceed the highest rate permissible under Applicable Law. In the event interest and other charges as computed hereunder would otherwise exceed the highest rate permitted under Applicable Law: (i) the interest rates hereunder will be reduced to the maximum rate permitted under Applicable Law; (ii) such excess amount shall be first applied to any unpaid principal balance owed by Borrower; and (iii) if the then remaining excess amount is greater than the previously unpaid principal balance, Lenders shall promptly

- 56- refund such excess amount to Borrower and the provisions hereof shall be deemed amended to provide for such permissible rate. 3.7 Increased Costs. In the event that any Applicable Law or any Change in Law or compliance by any Lender (for purposes of this Section 3.7, the term “Lender” shall include Administrative Agent, any Lender and any corporation or bank controlling Administrative Agent, any Lender and the office or branch where Administrative Agent or any Lender (as so defined) makes or maintains any Term SOFR Rate Loans) with any request or directive (whether or not having the force of law) from any central bank or other financial, monetary or other authority, shall: (a) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of “Excluded Taxes”, and (C) Connection Income Taxes) on the Advances, this Agreement, any Term Loan Commitment or other Obligations, or its deposits, reserves, other liabilities or capital attributable thereto; (b) impose, modify or deem applicable any reserve, special deposit, assessment, special deposit, compulsory loan, insurance charge or similar requirement against assets held by, or deposits in or for the account of, advances or loans by, or other credit extended by, any office of Administrative Agent or any Lender, including pursuant to Regulation D of the Board of Governors of the Federal Reserve System; or (c) impose on Administrative Agent or any Lender any other condition, loss or expense (other than Taxes) affecting this Agreement or any Other Document or any Advance made by any Lender; and the result of any of the foregoing is to increase the cost to the Administrative Agent or any Lender of making, converting to, continuing, renewing or maintaining its Advances hereunder by an amount that Administrative Agent or such Lender deems to be material or to reduce the amount of any payment (whether of principal, interest or otherwise) in respect of any of the Advances by an amount that Administrative Agent or such Lender deems to be material, then, in any case Borrower shall promptly pay Administrative Agent or such Lender, upon its demand, such additional amount as will compensate Administrative Agent or such Lender for such additional cost or such reduction, as the case may be; provided, that the foregoing shall not apply to increased costs which are reflected in the Term SOFR Rate, as the case may be. Administrative Agent or such Lender shall certify the amount of such additional cost or reduced amount to Borrower, and such certification shall be conclusive absent manifest error. 3.8 Upfront Fees. The Borrower agrees to pay on the Closing Date all the upfront or closing fees set forth in the Fee Letter. 3.9 Capital Adequacy. (a) In the event that Administrative Agent or any Lender shall have determined that any Applicable Law or guideline regarding capital adequacy, or any Change in Law or any change in the interpretation or administration thereof by any Governmental Body, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Administrative Agent or any Lender (for purposes of this Section 3.9, the term “Lender” shall include Administrative Agent or any Lender and any corporation or bank controlling Administrative Agent or any Lender and the office or branch where Administrative Agent or any Lender (as so defined) makes or maintains any Term SOFR Rate Loans) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on Administrative Agent or any Lender’s capital as a consequence of its obligations

- 57- hereunder to a level below that which Administrative Agent or such Lender could have achieved but for such adoption, change or compliance (taking into consideration Administrative Agent’s and each Lender’s policies with respect to capital adequacy) by an amount deemed by Administrative Agent or any Lender to be material, then, from time to time, Borrower shall pay upon demand to Administrative Agent or such Lender such additional amount or amounts as will compensate Administrative Agent or such Lender for such reduction. In determining such amount or amounts, Administrative Agent or such Lender may use any reasonable averaging or attribution methods. The protection of this Section 3.9 shall be available to Administrative Agent and each Lender regardless of any possible contention of invalidity or inapplicability with respect to the Applicable Law, rule, regulation, guideline or condition. (b) A certificate of Administrative Agent or such Lender setting forth such amount or amounts as shall be necessary to compensate Administrative Agent or such Lender with respect to Section 3.9(a) hereof when delivered to Borrower shall be conclusive absent manifest error. 3.10 Taxes. (a) Defined Terms. For purposes of this Section 3.10, the term “Applicable Law” includes FATCA. (b) Payment Free of Taxes. Any and all payments by or on account of any Obligations of any Loan Party under this Agreement or any Other Document shall be made without deduction or withholding for any Taxes, except as required by Applicable Law. If any Applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Body in accordance with Applicable Law and, if and to the extent such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) any Recipient, as the case may be, receives an amount equal to the sum it would have received had no such deduction or withholding for Indemnified Taxes been made. (c) Payment of Other Taxes by the Loan Parties. The Borrower shall timely pay to the relevant Governmental Body in accordance with Applicable Law, or at the option of Administrative Agent, promptly reimburse Administrative Agent for the payment of, any Other Taxes. (d) Indemnification by the Loan Parties. The Borrower shall indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) paid or payable by any Recipient or required to be withheld or deducted from a payment to such Recipient, as the case may be, and any reasonable out-of-pocket expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Body. A certificate setting forth in reasonable detail the basis and calculation of the amount of such payment or liability delivered to Borrower by any Lender (with a copy to Administrative Agent), or by Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (e) Indemnification by the Lenders. Each Lender shall severally indemnify Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes

- 58- attributable to such Lender’s failure to comply with the provisions of Section 16.3(f) hereof relating to the maintenance of a Participant Register, and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by Administrative Agent in connection with this Agreement or any Other Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Body. A certificate as to the amount of such payment or liability delivered to any Lender by Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes Administrative Agent to set off and apply any and all amounts at any time owing to such Lender hereunder or under any Other Document or otherwise payable by Administrative Agent to such Lender from any other source against any amount due to Administrative Agent under this subsection (e). (f) Evidence of Payments. As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Body pursuant to this Section 3.10, such Loan Party shall deliver to Administrative Agent the original or a certified copy of a receipt issued by such Governmental Body evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to Administrative Agent. (g) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments hereunder or under any Other Document shall deliver to Borrower and Administrative Agent, at the time or times reasonably requested by Borrower or Administrative Agent, such properly completed and executed documentation reasonably requested by Borrower or Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by Borrower or Administrative Agent, shall deliver such other documentation required by Applicable Law or reasonably requested by Borrower or Administrative Agent as will enable Borrower or Administrative Agent to determine whether or not such Lender is subject to withholding, backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Sections 3.10(g)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the applicable Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that Borrower is a U.S. Person, (A) any Lender that is a U.S. Person shall deliver to Borrower and Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Administrative Agent), two (2) duly completed and executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding Tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower and Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under this

- 59- Agreement or any Other Document, two (2) duly completed and executed copies of IRS Form W-8BEN or W-8BEN-E (as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax; (2) two (2) duly completed and executed copies of IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) two (2) duly completed and executed copies of a certificate substantially in the form of Exhibit 3.10(g)-1 hereto to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) two (2) duly completed and executed copies of IRS Form W-8BEN or W-8BEN-E (as applicable); or (4) to the extent a Foreign Lender is not the beneficial owner, two (2) duly completed and executed copies of IRS Form W-8IMY, accompanied by two (2) duly completed and executed copies of IRS Form W-8ECI, IRS Form W-8BEN or W-8BEN-E (as applicable), two (2) duly completed and executed copies of a U.S. Tax Compliance Certificate substantially in the form of Exhibit 3.10(g)-2 or Exhibit 3.10(g)-3 hereto (as applicable), two (2) duly completed and executed copies of IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide two (2) duly completed and executed copies of a U.S. Tax Compliance Certificate substantially in the form of Exhibit 3.10(g)-4 hereto on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower and Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Administrative Agent), executed copies of any other form required by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be required by Applicable Law to permit Borrower or Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment to a Lender under this Agreement or any Other Document would be subject to U.S. Federal withholding Taxes imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to Borrower and Administrative Agent at the time or times required by Applicable Law and at such time or times reasonably requested by Borrower or Administrative Agent such documentation required by Applicable Law (including as required by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Borrower or Administrative Agent as may be necessary for Borrower and Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the Closing Date. (iii) Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify Borrower and Administrative Agent in writing of its legal inability to do so.

- 60- (h) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 3.10 (including by the payment of additional amounts pursuant to this Section 3.10), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all reasonable and documented out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Body with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this subsection (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Body) in the event that such indemnified party is required to repay such refund to such Governmental Body. Notwithstanding anything to the contrary in this subsection (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this subsection (h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This subsection shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (i) Tax Treatment. The parties hereto intend and agree that Advances shall be treated as indebtedness for U.S. federal income tax purposes that is not governed by the rules set out in Treasury Regulations Section 1.1275-4. (j) Survival. Each party’s obligations under this Section 3.10 shall survive the resignation or replacement of Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Term Loan Commitments and the repayment, satisfaction or discharge of the Obligations. 3.11 Replacement of Lenders. If any Lender (an “Affected Lender”) (a) makes demand upon Borrower for (or if Borrower is otherwise required to pay) amounts pursuant to Section 3.7, 3.9 or 3.10 hereof, (b) is unable to make or maintain Term SOFR Rate Loans as a result of a condition described in Section 2.2(h) hereof, (c) is a Defaulting Lender, or (d) denies any consent requested by the Administrative Agent pursuant to Section 16.2(b) hereof that has the support of Required Lenders, Borrower may, within ninety (90) days of receipt of such demand, notice (or the occurrence of such other event causing Borrower to be required to pay such compensation or causing Section 2.2(h) hereof to be applicable), or such Lender becoming a Defaulting Lender or denial of a request by Administrative Agent pursuant to Section 16.2(b) hereof, as the case may be, by notice in writing to the Administrative Agent and such Affected Lender (i) request the Affected Lender to cooperate with Borrower in obtaining a replacement Lender satisfactory to Administrative Agent and Borrower (the “Replacement Lender”); (ii) request the non-Affected Lenders to acquire and assume all of the Affected Lender’s Advances and its Term Loan Commitment Percentages as provided herein, but none of such Lenders shall be under any obligation to do so; or (iii) propose a Replacement Lender subject to approval by Administrative Agent in its good faith business judgment. If any satisfactory Replacement Lender shall be obtained, and/or if any one or more of the non-Affected Lenders shall agree to acquire and assume all of the Affected Lender’s Advances Term Loan Commitment Percentages then such Affected Lender shall assign, in accordance with Section 16.3 hereof, all of its Advances, Term Loan Commitment Percentages and other rights and obligations under this Agreement and the Other Documents to such Replacement Lender or non-Affected Lenders, as the case may be, in exchange for payment of the principal amount so assigned and all interest and fees accrued on the amount so assigned, plus all other Obligations then due and payable to the Affected Lender (excluding, for the avoidance of doubt, any Prepayment Premium).

- 61- 3.12 Alternate Rate of Interest. 3.12.1. Inability to Determine Rates. Subject to Section 3.12.3, if, on or prior to the first day of any Interest Period for any Term SOFR Rate Loan: (a) the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that “Term SOFR Rate” cannot be determined pursuant to the definition thereof; or (b) the Required Lenders determine that for any reason in connection with any request for a Term SOFR Rate Loan or a conversion thereto or a continuation thereof that Term SOFR Rate for any requested Interest Period with respect to a proposed Term SOFR Rate Loan does not adequately and fairly reflect the cost to such Lenders of making and maintaining such Loan, and the Required Lenders have provided notice of such determination to the Administrative Agent, then, in each case, the Administrative Agent will promptly so notify the Borrower and each Lender. Upon notice thereof by the Administrative Agent to the Borrower, any obligation of the Lenders to make Term SOFR Rate Loans, and any right of the Borrower to continue Term SOFR Rate Loans or to convert Domestic Rate Loans to Term SOFR Rate Loans, shall be suspended (to the extent of the affected Term SOFR Rate Loans or affected Interest Periods) until the Administrative Agent (with respect to clause (b), at the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, (i) the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of Term SOFR Rate Loans (to the extent of the affected Term SOFR Rate Loans or affected Interest Periods) or, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Domestic Rate Loans in the amount specified therein and (ii) any outstanding affected Term SOFR Rate Loans will be deemed to have been converted into Domestic Rate Loans at the end of the applicable Interest Period. Upon any such conversion, the Borrower shall also pay accrued interest on the amount so converted. Subject to Section 3.12.3, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that “Term SOFR Rate” cannot be determined pursuant to the definition thereof on any given day, the interest rate on Domestic Rate Loans shall be determined by the Administrative Agent without reference to clause (c) of the definition of “Alternate Base Rate” until the Administrative Agent revokes such determination. 3.12.2. Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make, maintain or fund Loans whose interest is determined by reference to SOFR, the Term SOFR Reference Rate, Term SOFR Rate, or to determine or charge interest based upon SOFR, the Term SOFR Reference Rate, Term SOFR Rate, then, upon notice thereof by such Lender to the Borrower (through the Administrative Agent) (an “Illegality Notice”), (a) any obligation of the Lenders to make Term SOFR Rate Loans, and any right of the Borrower to continue Term SOFR Rate Loans or to convert Domestic Rate Loans to Term SOFR Rate Loans, shall be suspended, and (b) the interest rate on which Domestic Rate Loans shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to clause (c) of the definition of “Alternate Base Rate”, in each case until each affected Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of an Illegality Notice, the Borrower shall, if necessary to avoid such illegality, upon demand from any Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all Term SOFR Rate Loans to Domestic Rate Loans (the interest rate on which Domestic Rate Loans shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to clause (c) of the definition of “Alternate Base Rate”), on the last day of the Interest Period therefor, if all affected Lenders may lawfully continue to maintain such Term SOFR Rate Loans to such

- 62- day, or immediately, if any Lender may not lawfully continue to maintain such Term SOFR Rate Loans to such day. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted. 3.12.3. Benchmark Replacement Setting. (a) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any Other Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (a) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under this Agreement and any Other Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any Other Document and (y) if a Benchmark Replacement is determined in accordance with clause (b) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under this Agreement or any Other Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any Other Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. If the Benchmark Replacement is based upon Daily Simple SOFR, all interest payments will be payable on a monthly basis. (b) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in the Other Documents, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any Other Document. (c) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (i) the implementation of any Benchmark Replacement, and (ii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will notify the Borrower of, (x) the removal or reinstatement of any tenor of a Benchmark pursuant to paragraph (d) below and (y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any Other Document except, in each case, as expressly required pursuant to this Section 3.12.3. (d) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any of the Other Documents, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate or based on a term rate and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public

- 63- statement or publication of information announcing that any tenor of such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (e) Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, (i) the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Term SOFR Rate Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Domestic Rate Loans and (ii) any outstanding affected Term SOFR Rate Loans will be deemed to have been converted to Domestic Rate Loans at the end of the applicable Interest Period. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Alternate Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Alternate Base Rate. IV. COLLATERAL: GENERAL TERMS 4.1 Security Interest in the Collateral. To secure the prompt payment and performance in full to Administrative Agent and each Lender (and each other holder of any Obligations) of the Obligations, each Loan Party hereby assigns, pledges and grants to Administrative Agent (and its successors and assigns) for its benefit and for the ratable benefit of the other Secured Parties, a continuing security interest in and to and Lien on all of its Collateral, whether now owned or existing or hereafter created, acquired or arising and wheresoever located. Each Loan Party shall mark its books and records as may be necessary or appropriate to evidence, protect and perfect Administrative Agent’s security interest and shall cause its financial statements to reflect such security interest. Each Loan Party shall provide Administrative Agent with written notice of (and a supplement to the Collateral Information Certificate) all commercial tort claims that constitute Collateral promptly upon the occurrence of any events giving rise to any such claim(s) (regardless of whether legal proceedings have yet been commenced), such notice (and Collateral Information Certificate supplement) to contain a brief description of the claim(s), the events out of which such claim(s) arose and the parties against which such claims may be asserted and, if applicable in any case where legal proceedings regarding such claim(s) have been commenced, the case title together with the applicable court and docket number. Upon delivery of each such notice (and Collateral Information Certificate supplement), such Loan Party shall be deemed to thereby grant to Administrative Agent a security interest and lien in and to such commercial tort claims described therein and all proceeds thereof. Each Loan Party shall provide Administrative Agent with written notice (and a supplement to the Collateral Information Certificate with respect to) promptly upon becoming the beneficiary under any letter of credit or otherwise obtaining any right, title or interest in any letter of credit rights, and at Administrative Agent’s reasonable request shall take such actions as any Administrative Agent may reasonably request for the perfection of Administrative Agent’s security interest therein. 4.2 Perfection of Security Interest; Intellectual Property Collateral. (a) Each Loan Party shall take all action that may be necessary, or that Administrative Agent may reasonably request, so as at all times to maintain the validity, perfection, enforceability and priority of Administrative Agent’s security interest in and Lien on the Collateral or to enable Administrative

- 64- Agent to protect, exercise or enforce its rights hereunder and in the Collateral, including, but not limited to, (i) discharging all Liens other than Permitted Encumbrances promptly (but in any event within five (5) Business Days), (ii) delivering to Administrative Agent, endorsed or accompanied by such instruments of assignment as Administrative Agent may specify, and stamping or marking, in such manner as Administrative Agent may specify, any and all chattel paper, instruments, letters of credits and advices thereof and documents evidencing or forming a part of the Collateral, and (iii) executing and delivering financing statements, control agreements, IP Security Agreements, instruments of pledge, mortgages (including Mortgages), notices and assignments, in each case in form and substance satisfactory to Administrative Agent, relating to the creation, validity, perfection, maintenance or continuation of Administrative Agent’s security interest and Lien under the Uniform Commercial Code or other Applicable Law. (b) By its signature hereto, each Loan Party hereby authorizes Administrative Agent to file against such Loan Party, one or more financing, continuation or amendment statements pursuant to the Uniform Commercial Code in form and substance satisfactory to Administrative Agent (which statements may have a description of collateral which is broader than that set forth herein, including without limitation a description of Collateral as “all assets” and/or “all personal property” of any Loan Party). All direct, documented, third party charges, expenses and fees Administrative Agent may incur in doing any of the foregoing, and any local Taxes relating thereto, shall be paid by Loan Parties to Administrative Agent for its benefit and for the ratable benefit of Lenders promptly, and in any event within five (5) Business Days following demand. (c) Each Loan Party shall pledge 100% of the issued and outstanding Equity Interests held by it in any Person (other than to the extent such Equity Interests constitute Excluded Property), which pledge shall at all times constitute a first priority, perfected Lien pursuant to the terms and conditions of this Agreement and the Other Documents or other security documents as Administrative Agent shall reasonably request. (d) The Intellectual Property Collateral set forth on Schedule 5.9 hereto (and in the Collateral Information Certificate) includes all of the issued Patents, Patent applications, Trademark registrations and applications, Copyright registrations and applications filed at the USPTO or the USCO and owned by each Loan Party, and all exclusive IP Agreements under which a Loan Party is the licensee of a Copyright registration filed at the USCO (hereinafter, “Registered Intellectual Property Collateral”). With respect to its Registered Intellectual Property Collateral as of the Closing Date, each Loan Party shall execute or otherwise authenticate on or prior to the Closing Date an agreement, in substantially the form set forth in Exhibit 4.2(d)(1) hereto (an “IP Security Agreement”), for recording the security interest granted hereunder to Administrative Agent in such Registered Intellectual Property Collateral with the USPTO and USCO. Each Loan Party agrees that should it obtain an ownership interest in any item of the type set forth in Schedule 5.9 hereto (or in the similar disclosures in the Collateral Information Certificate) that is not, as of the Closing Date or any date thereafter, a part of the Intellectual Property Collateral (“After-Acquired Intellectual Property”) (i) the provisions of this Agreement shall automatically apply thereto, and (ii) any such After-Acquired Intellectual Property, and, in the case of Trademarks, the goodwill symbolized thereby, shall automatically become part of the Intellectual Property Collateral. Each Loan Party shall, together with each delivery of quarterly financial statements pursuant to Section 9.8 hereof, execute and deliver to Administrative Agent, or otherwise authenticate, an IP Security Agreement Supplement covering such After-Acquired Intellectual Property which IP Security Agreement Supplement shall be recorded promptly by such Loan Party with the USPTO and USCO. (e) Upon the filing of appropriate financing statements in the appropriate filing office under the Uniform Commercial Code and the recordation of the IP Security Agreement with the USPTO and the USCO, and the delivery to and continuing possession or control by Administrative Agent in

- 65- accordance with the Uniform Commercial Code of such Collateral with respect to which a security interest may be perfected by possession or control, all actions necessary to perfect the security interest in the Collateral of such Loan Party created under this Agreement (or any Other Document) with respect to which a Lien may be perfected by filing or possession or control pursuant to the Uniform Commercial Code or 35 U.S.C. §261, 15 U.S.C. §1060 or 17 U.S.C. §205 shall have been duly made or taken and are in full force and effect, and this Agreement creates in favor of Administrative Agent for the benefit of the Secured Parties a valid and, together with such filings and other actions, perfected first lien security interest in such Collateral of such Loan Party subject to no Liens other than Permitted Encumbrances (in accordance with this Agreement), securing the payment of the Obligations. 4.3 Preservation of Collateral. Following the occurrence of a Default or Event of Default, in addition to the rights and remedies set forth in Section 11.1 hereof, Administrative Agent: (a) may at any time take such steps as Administrative Agent deems necessary to protect its interest in and to preserve the Collateral, including the hiring of security guards or the placing of other security protection measures as Administrative Agent may deem appropriate; (b) may employ and maintain at any of any Loan Party’s premises a custodian who shall have full authority to do all acts necessary to protect Administrative Agent’s interests in the Collateral; (c) may lease warehouse facilities to which Administrative Agent may move all or part of the Collateral; (d) may use any Loan Party’s owned or leased lifts, hoists, trucks and other facilities or equipment for handling or removing the Collateral; and (e) shall have, and is hereby granted, a right of ingress and egress to the places where the Collateral is located, and may proceed over and through any of Loan Parties’ owned or leased property. Each Loan Party shall cooperate fully with all of Administrative Agent’s efforts to preserve the Collateral and will take such actions to preserve the Collateral as Administrative Agent may direct. All of Administrative Agent’s expenses of preserving the Collateral, including any expenses relating to the bonding of a custodian, shall be paid by Loan Parties to Administrative Agent for its benefit and for the ratable benefit of Lenders promptly, and in any event within five (5) Business Days following demand. 4.4 Ownership and Location of Collateral. (a) With respect to the Collateral, at the time the Collateral becomes subject to Administrative Agent’s security interest: (i) each Loan Party shall be the sole owner of and fully authorized and able to sell, transfer, pledge and/or grant a first priority security interest in its respective Collateral to Administrative Agent; and, except for Permitted Encumbrances, the Collateral shall be free and clear of all Liens whatsoever; (ii) each document and agreement executed by each Loan Party or delivered to Administrative Agent or any Lender in connection with this Agreement shall be true and correct in all respects; (iii) all signatures and endorsements of each Loan Party that appear on such documents and agreements shall be genuine and each Loan Party shall have full capacity to execute same; and (iv) each Loan Party’s equipment and Inventory as of the later of the Closing Date and as of the end of the most recent Test Period for which a Compliance Certificate is required to be delivered having a value greater than $1,000,000 shall be located as set forth on Schedule 4.4 hereto, as such Schedule may be updated from time to time (it being understood that equipment values may be disclosed in such Schedule in an aggregate value by each Loan Party and not on a per location basis). (b) (i) As of the later of the Closing Date and as of the end of the most recent Test Period for which a Compliance Certificate is required to be delivered, there is no location at which any Loan Party has any Inventory having a value greater than $1,000,000 (except for Inventory in transit) or other Collateral other than those locations listed on Schedule 4.4(b)(i) hereto; (ii) Schedule 4.4(b)(ii) hereto contains a correct and complete list of the legal names (to the knowledge of the applicable Loan Party) and addresses of each warehouse at which Inventory of any Loan Party is stored as of the later of March 31, 2023 and as of the end of the most recent Test Period for which a Compliance Certificate is required to be delivered; none of the receipts received by any Loan Party from any warehouse states that the goods covered

- 66- thereby are to be delivered to bearer or to the order of a named Person or to a named Person and such named Person’s assigns; (iii) Schedule 4.4(b)(iii) hereto sets forth a correct and complete list of (A) each place of business of each Loan Party (other than home offices for employees that work remotely) and (B) the chief executive office of each Loan Party; (iv) Schedule 4.4(b)(iv) hereto sets forth a correct and complete list of the location, by state and street address, of all Real Property owned or leased by each Loan Party, identifying which properties are owned and which are leased, together with the names and addresses of any landlords; (v) other than as set forth in Schedule 4.4(b)(v), in the last four months the Loan Parties have not conducted business any name except the name in which it has executed this Agreement, which is the exact name as it appears in each of the Loan Parties’ organizational documents as amended and as filed with each Loan Parties’ jurisdiction of organization as of the Closing Date; and (vi) other than as set forth in Schedule 4.4(b)(vi), within the five years prior to the Closing Date, the Loan Parties have not been subject to any merger or other corporate reorganization or acquired the assets of any Person. 4.5 Defense of Administrative Agent’s and Lenders’ Interests. Until (a) payment and performance in full in cash of all of the Obligations and (b) termination of this Agreement, Administrative Agent’s interests in the Collateral shall continue in full force and effect. During such period, no Loan Party shall, without Administrative Agent’s prior written consent, pledge, sell (except for sales or other dispositions otherwise permitted in Section 7.1(b) hereof), assign, transfer, create or suffer to exist a Lien upon or encumber or allow or suffer to be encumbered in any way except for (other than with respect to Subsidiary Stock) Permitted Encumbrances, any part of the Collateral. Each Loan Party shall defend Administrative Agent’s interests in the Collateral against any and all Persons whatsoever. At any time following demand by Administrative Agent for payment of all Obligations upon the occurrence and during the continuance of an Event of Default or other acceleration thereof, Administrative Agent shall have the right to take possession of the indicia of the Collateral and the Collateral in whatever physical form contained, including: labels, stationery, documents, instruments and advertising materials. If Administrative Agent exercises this right to take possession of the Collateral upon the occurrence of an Event of Default, Loan Parties shall, upon demand, assemble it in the best manner possible and make it available to Administrative Agent at a place reasonably convenient to Administrative Agent. In addition, with respect to all Collateral, Administrative Agent and Lenders shall be entitled to all of the rights and remedies set forth herein or as may be further provided by the Uniform Commercial Code or other Applicable Law. Each Loan Party shall, and Administrative Agent may, at its option, instruct all suppliers, carriers, forwarders, warehousers or others receiving or holding cash, checks, Inventory, documents or instruments in which Administrative Agent holds a security interest to deliver same to Administrative Agent and/or subject to Administrative Agent’s order and if they shall come into any Loan Party’s possession, they, and each of them, shall be held by such Loan Party in trust as Administrative Agent’s trustee, and such Loan Party will deliver them to Administrative Agent in their original form together with any necessary endorsement, promptly, and in any event within five (5) Business Days. The Loan Parties shall not change their chief executive offices or principal place of business unless the Administrative Agent shall have received prompt written notice (an in any event not more than thirty (30) days following such change). 4.6 Inspection Rights. At a reasonable time during business hours with commercially reasonable notice so long as no Default or Event of Default is continuing, not more than once per fiscal year, Administrative Agent shall have full access to and the right to audit, check, inspect the Collateral, any records relating thereto and the operation of Loan Parties’ and their Subsidiaries’ business and make abstracts and copies from each Loan Party’s and Subsidiary’s books, records, audits, correspondence and all other papers relating to the Collateral and the operation of each Loan Party’s and Subsidiary’s business and to discuss the Loan Parties’ and their Subsidiaries’ affairs, finances and accounts with their directors and officers, and to the extent that Administrative Agent is unable to obtain any requested documents or information from the Loan Parties, Administrative Agent may with 15 days prior notice to Loan Parties request such documents or information from the Loan Parties’ independent public accountants, all at the third party reasonable, documented expense of the Loan Parties; provided, that the Administrative Agent

- 67- shall provide the Lenders with the results of and information regarding all such audits, inspections and discussions. 4.7 Real Property. If any Real Property is acquired by any Loan Party after the Closing Date, or held by any Person which becomes a Loan Party after the Closing Date, the Borrower will notify the Administrative Agent thereof and will cause such Real Property to be subjected to a first-priority security interest in favor of the Administrative Agent and will take, and cause the other Loan Parties to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and/or perfect such security interest, all at the sole cost and expense of the Borrower. Any Mortgage delivered to the Administrative Agent in accordance with the preceding sentence shall be accompanied by (A) a policy or policies (or unconditional binding commitment thereof) of title insurance issued by a nationally recognized title insurance company insuring the Lien of each Mortgage as a valid Lien (with the priority described therein) on the Mortgaged Property described therein, free of any other Liens except for Permitted Encumbrances, together with, to the extent available in the applicable jurisdictions, such endorsements and reinsurance as the Administrative Agent may reasonably request, (B) flood certificates and flood insurance (if and only to the extent required by Applicable Law) and (C) if requested by the Administrative Agent, a customary opinion of local counsel to the applicable Loan Party in form and substance reasonably satisfactory to the Administrative Agent. 4.8 Receivables; Deposit Accounts and Securities Accounts. (a) Loan Parties shall cause all remittances upon Receivables (whether paid by check or by wire transfer of funds) to be delivered to Controlled Accounts. (b) At any time during a Cash Dominion Period, Administrative Agent shall have the right to send notice of the assignment of, and Administrative Agent’s security interest in and Lien on, the Receivables to any and all Customers or any third party holding or otherwise concerned with any of the Collateral, and Administrative Agent shall have the sole right to collect the Receivables, take possession of the Collateral, or both, and Administrative Agent’s actual collection expenses, may be charged to Borrower’s Account and added to the Obligations. (c) At all times during a Cash Dominion Period, (i) Administrative Agent shall have the right to receive, endorse, assign and/or deliver in the name of Administrative Agent or any Loan Party any and all checks, drafts and other instruments for the payment of money relating to the Receivables, and each Loan Party hereby waives notice of presentment, protest and non-payment of any instrument so endorsed, (ii) each Loan Party hereby constitutes Administrative Agent or Administrative Agent’s designee as such Loan Party’s attorney with power: (A) to endorse such Loan Party’s name upon any notes, acceptances, checks, drafts, money orders or other evidences of payment or Collateral; (B) to sign such Loan Party’s name on any invoice or bill of lading relating to any of the Receivables, drafts against Customers, assignments and verifications of Receivables; (C) to send verifications of Receivables to any Customer; (D) to sign such Loan Party’s name on all financing statements or any other documents or instruments reasonably deemed necessary or appropriate by Administrative Agent to preserve, protect, or perfect Administrative Agent’s interest in the Collateral and to file same; (E) to receive, open and dispose of all mail addressed to any Loan Party at any post office box/lockbox maintained by Administrative Agent for Loan Parties or at any other business premises of Administrative Agent; (F) to demand payment of the Receivables; (G) to enforce payment of the Receivables by legal proceedings or otherwise; (H) to exercise all of such Loan Party’s rights and remedies with respect to the collection of the Receivables and any other Collateral; (I) to sue upon or otherwise collect, extend the time of payment of, settle, adjust, compromise, extend or renew the Receivables; (J) to settle, adjust or compromise any legal proceedings brought to collect Receivables; (K) to prepare, file and sign such Loan Party’s name on a proof of claim in any Insolvency Proceeding or similar document against any Customer; (L) to prepare, file and sign such Loan Party’s name

- 68- on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Receivables; (M) to accept the return of goods represented by any of the Receivables; (N) to change the address for delivery of mail addressed to any Loan Party to such address as Administrative Agent may designate; and (O) to do all other acts and things necessary to carry out this Agreement. (d) Neither Administrative Agent nor any Lender shall, under any circumstances or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the settlement, collection or payment of any of the Receivables or any instrument received in payment thereof, or for any damage resulting therefrom. (e) All cash, Receivables and other proceeds of Collateral shall be deposited by Loan Parties into and maintained in depository accounts at a Controlled Account Bank (“Controlled Accounts”) pursuant to an arrangement with such Controlled Account Bank as may be acceptable to Administrative Agent. Each applicable Loan Party, Administrative Agent and each Controlled Account Bank shall enter into a deposit account control agreement in form and substance satisfactory to Administrative Agent that is sufficient to give Administrative Agent “control” (for purposes of Articles 8 and 9 of the Uniform Commercial Code) over such Controlled Accounts and which directs such Controlled Account Bank to transfer such funds to appropriate account(s) at Administrative Agent, upon delivery of written notice to such Controlled Account Bank; provided, that no such notice shall be delivered unless a Cash Dominion Period shall be in effect and any notices previously delivered while a Cash Dominion Period was in effect shall be rescinded upon the expiration of such Cash Dominion Period. All funds deposited in such Controlled Accounts shall immediately become subject to the security interest of Administrative Agent for its own benefit and the ratable benefit of the Lenders and all other holders of the Obligations, and Borrower shall obtain the agreement by such Controlled Account Bank to waive any offset rights against the funds so deposited. Neither Administrative Agent nor any Lender assumes any responsibility for such blocked account arrangement, including any claim of accord and satisfaction or release with respect to deposits accepted by any Controlled Account Bank thereunder. Administrative Agent shall apply all funds received by it from the Controlled Accounts to the satisfaction of the Obligations in accordance with Section 11.5 hereof. (f) All deposit accounts (including all Controlled Accounts), securities accounts and investment accounts of each Loan Party and its Subsidiaries are set forth on Schedule 4.8(f) hereto. No Loan Party shall open any new deposit account, securities account or investment account unless (i) Loan Parties shall have given prior written notice to Administrative Agent and (ii) if such account is to be maintained with a bank, depository institution or securities intermediary that is not the Administrative Agent, such bank, depository institution or securities intermediary, each applicable Loan Party and Administrative Agent shall first have entered into an account control agreement in form and substance satisfactory to Administrative Agent sufficient to give Administrative Agent “control” (for purposes of Articles 8 and 9 of the Uniform Commercial Code) over such account. 4.9 Inventory. To the extent Inventory held for sale has been produced by any Loan Party, it has been and will be produced by such Loan Party in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations and orders thereunder. 4.10 Maintenance of Equipment. Loan Parties’ equipment shall be maintained in good operating condition and repair (reasonable wear and tear excepted) and all necessary replacements of and repairs thereto shall be made so that the operating use of the equipment shall be maintained and preserved in all material respects. No Loan Party shall use or operate the equipment in violation, in any material respect, of any law, statute, ordinance, code, rule or regulation.

- 69- 4.11 Exculpation of Liability. Nothing herein contained shall be construed to constitute Administrative Agent or any Lender as any Loan Party’s agent for any purpose whatsoever, nor shall Administrative Agent or any Lender be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from its or such person’s own gross negligence or willful misconduct). Neither Administrative Agent nor any Lender, whether by anything herein or in any assignment or otherwise, assume any of any Loan Party’s obligations under any contract or agreement assigned to Agent or such Lender, and neither Administrative Agent nor any Lender shall be responsible in any way for the performance by any Loan Party of any of the terms and conditions thereof. 4.12 Financing Statements. Except as respects the financing statements filed by Administrative Agent, financing statements described on Schedule 1.2(a) hereto, and financing statements filed in connection with Permitted Encumbrances, no financing statement covering any of the Collateral or any proceeds thereof is or will be on file in any public office. 4.13 Investment Property and Pledged Debt Collateral. (a) Each Loan Party has the right to transfer the Investment Property (other than Equity Interests in a Specified Loan Party) free of any Liens other than Permitted Encumbrances and will use commercially reasonable efforts to defend its title to the Investment Property against the claims of all Persons. Each Loan Party shall (i) ensure that each operating agreement, limited partnership agreement and any other similar agreement of such Loan Party (other than a Specified Loan Party for so long as the Equity Interests of such Person shall constitute Excluded Property) permits Administrative Agent’s Lien on the Equity Interests of Subsidiaries arising thereunder, foreclosure of Administrative Agent’s Lien and admission of any transferee as a member, limited partner or other applicable equity holder thereunder and (ii) use commercially reasonable efforts to provide that each operating agreement, limited partnership agreement and any other similar agreement with respect to any other Subsidiary (other than a Specified Loan Party for so long as the Equity Interests of such person shall constitute Excluded Property) permits Administrative Agent’s Lien on the Investment Property of such Loan Party arising thereunder, foreclosure of Administrative Agent’s Lien and admission of any transferee as a member, limited partner or other applicable equity holder thereunder. (b) Each Loan Party shall, if the Investment Property includes securities or any other financial or other asset maintained in a securities account, cause the custodian with respect thereto to execute and deliver a notification and control agreement or other applicable agreement reasonably requested by the Administrative Agent and in form reasonably satisfactory to Administrative Agent in order to perfect and protect the Administrative Agent’s Lien in such Investment Property. (c) Except as set forth in Article XI, (i) the Loan Parties will have the right to exercise all voting rights with respect to the Investment Property in a manner that is not adverse to Administrative Agent and Lenders and not prohibited by this Agreement or any Other Document and (ii) the Loan Parties will have the right to receive all cash dividends and distributions, interest and premiums declared and paid on the Investment Property to the extent otherwise permitted under this Agreement. (d) All Investment Property (including Subsidiary Stock) and Pledged Debt consisting of or represented by certificated securities, notes or instruments and transfer powers related thereto have been delivered to Administrative Agent. In the event any additional Equity Interests (or other Investment Property) are issued (or distributed) to any Loan Party as a stock dividend, distribution, in lieu of interest on any of the Investment Property, as a result of any split of any of the Investment Property, by reclassification or otherwise, any certificates or instruments evidencing any such additional shares (or other

- 70- Investment Property) and transfer powers related thereto will be delivered to the Administrative Agent within five (5) Business Days and such shares (or other Investment Property) will be subject to this Agreement and a part of the Investment Property to the same extent as the original Investment Property. In the event any additional Pledged Debt is issued (or distributed) to any Loan Party, any certificates, notes or instruments evidencing any such additional Pledged Debt will be delivered to the Administrative Agent within five (5) Business Days and such Pledged Debt will be subject to this Agreement and a part of the Pledged Debt to the same extent as the original Pledged Debt. 4.14 Provisions Regarding Certain Investment Property Collateral. The operating agreement or limited partnership agreement (as applicable) of (i) each Loan Party in existence on the Closing Date and (ii) each Loan Party and each Subsidiary of any Loan Party formed or acquired after the Closing Date, that is, in each case, neither (x) a Specified Loan Party nor (y) a Subsidiary the Equity Interests of which constitute Excluded Property, that is a limited liability company or a limited partnership, shall contain the following language (or language to the same effect); provided, that such language shall only be required for the operating agreement of the entities in Section 4.14(i) to the extent such agreements are amended after the Closing Date: “Notwithstanding anything to the contrary set forth herein, no restriction upon any transfer of {Membership Interests} {Partnership Interests} set forth herein shall apply, in any way, to the pledge by any {Member} {Partner} of a security interest in and to its {Membership Interests} {Partnership Interests} to Apollo Administrative Agency LLC, as agent for certain lenders, or its successors and assigns in such capacity (any such person, “Administrative Agent”), or to any foreclosure upon or subsequent disposition of such {Membership Interests} {Partnership Interests} by Administrative Agent. Any transferee or assignee with respect to such foreclosure or disposition shall automatically be admitted as a {Member} {Partner} of the Company and shall have all of the rights of the {Member} {Partner} that previously owned such {Membership Interests} {Partnership Interests}.” 4.15 Power of Attorney. The Loan Parties irrevocably authorize the Administrative Agent at any time and from time to time, and appoints the Administrative Agent as its attorney in fact (a) to file financing statements necessary or desirable in the Administrative Agent’s sole discretion to perfect and to maintain the perfection and priority of the Secured Parties’ security interest in the Collateral, (b) during the continuance of an Event of Default and after notice to the Borrower of its intent to exercise such rights to indorse and collect any cash proceeds of the Collateral, (c) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Collateral as a financing statement and to file any other financing statement or amendment of a financing statement in such offices as the Administrative Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the Secured Parties’ security interest in the Collateral, (d) to contact and enter into one or more agreements with the issuers of uncertificated securities which are Collateral owned by each of the Loan Parties and which are Securities or with financial intermediaries holding other Investment Property which is Collateral as may be necessary or advisable to give the Administrative Agent “control” over such Securities or other Investment Property; provided that any such issuer that is a Loan Party hereby agrees that upon the occurrence and during the continuance of an Event of Default, it shall comply with the Administrative Agent’s instructions with respect to such uncertificated securities without further consent by the equityholder thereof, (e) during the continuance of an Event of Default and after notice to the Borrower of its intent to exercise such rights to enforce payment of the Instruments, Accounts and other Receivables in the name of the Administrative Agent or the Loan Parties, (f) during the continuance of an Event of Default and after notice to the Borrower of its intent to exercise such rights to apply the proceeds of any Collateral received by the Administrative Agent to the Obligations in accordance with Section 11.5 hereof and (g) during the continuance of an Event of Default and after notice to the Borrower of its intent to exercise such rights to discharge past due taxes, assessments, charges, fees or Liens on the Collateral (except for such Liens permitted hereunder), and the Loan Parties agree to reimburse the Administrative Agent on demand for any payment made or any expense incurred by the Administrative Agent in connection

- 71- therewith, provided that this authorization shall not relieve the Loan Parties of any of its obligations under this Agreement. V. REPRESENTATIONS AND WARRANTIES. Each Loan Party represents and warrants as follows: 5.1 Authority. Each Loan Party has full power, authority and legal right to enter into this Agreement and the Other Documents to which it is a party and to perform all its respective Obligations hereunder and thereunder. This Agreement and the Other Documents to which it is a party have been duly executed and delivered by each Loan Party, and this Agreement and the Other Documents to which it is a party constitute the legal, valid and binding obligation of such Loan Party enforceable in accordance with their terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or law). The execution, delivery and performance of this Agreement and of the Other Documents to which it is a party (a) are within such Loan Party’s corporate or company powers, as applicable, have been duly authorized by all necessary corporate or company action, as applicable, and are not in contravention of the terms of such Loan Party’s Organizational Documents, any Applicable Law in any material respect, or of any Material Contract or other material undertaking to which such Loan Party is a party or by which such Loan Party is bound, (b) will not conflict with or violate any material judgment, order or decree of any Governmental Body binding on such Loan Party, (c) will not require the Consent of any Governmental Body, any party to a Material Contract or any other Person, except (i) those Consents set forth on Schedule 5.1 hereto, all of which will have been duly obtained, made or compiled prior to the Closing Date and which are in full force and effect, (ii) filings necessary to create or perfect Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties or (iii) any Consent the failure of which to obtain would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and (d) will not, in any material respect, conflict with, nor result in any breach in any of the provisions of or constitute a default under or result in the creation of any Lien except Permitted Encumbrances upon any asset of such Loan Party under the provisions of any agreement, instrument, or other document to which such Loan Party is a party or by which it or its property is a party or by which it may be bound. 5.2 Formation and Qualification. (a) Each Loan Party and each Subsidiary thereof is duly incorporated or formed, as applicable, and in good standing under the laws of the state of its incorporation or formation, as applicable, and, as of the Closing Date, is qualified to do business and is in good standing in the states listed on Schedule 5.2(a) hereto which constitute all states in which qualification and good standing are necessary for such Loan Party or Subsidiary to conduct its business and own its property and where the failure to so qualify could reasonably be expected to have a Material Adverse Effect on such Loan Party or Subsidiary. Each Loan Party has delivered to Administrative Agent and each Lender true and complete copies of its Organizational Documents. (b) (i) As of the Closing Date, Schedule 5.2(b) hereto sets forth the only Subsidiaries of each Parent and each Loan Party. (ii) As of the Closing Date and the date of each supplement thereto, Schedule 5.2(b) hereto (x) sets forth a true, correct and complete list of all Equity Interests held by each Parent and each Loan Party in each of its Subsidiaries, and (y) identifies each Subsidiary that is a Loan Party and each Subsidiary that is not a Loan Party as a result of such Subsidiary being an Immaterial Subsidiary or any other type of Excluded Subsidiary (and, for each such non-Loan Party, the clause of the Excluded Subsidiary definition that applies thereto).

- 72- 5.3 Survival of Representations and Warranties. All representations and warranties of such Loan Party contained in this Agreement and the Other Documents to which it is a party shall be, unless otherwise specified herein, true at the time of such Loan Party’s execution of this Agreement and the Other Documents to which it is a party and at such other times such representations and warranties are required to be true, and shall survive the execution, delivery and acceptance thereof by the parties thereto and the closing of the transactions described therein or related thereto. 5.4 Tax Returns. Each Loan Party’s and each Subsidiary’s federal tax identification number is set forth on Schedule 5.4 hereto. Each Loan Party and each Subsidiary thereof (a) has filed all material state and federal income and all other material tax returns each is required by law to file and (b) has paid all material federal income Taxes, assessments, fees and other governmental charges and all other material Taxes, assessments, fees and other governmental charges that are due and payable other than Taxes, assessments, fees and other governmental charges which are not delinquent (in each case of clause (a) and (b), other than any the amount or validity of which are currently being Properly Contested). The provision for Taxes on the books of each Loan Party and Subsidiary thereof is adequate in all material respects for all years not closed by applicable statutes, and for its current fiscal year, and no Loan Party has any knowledge of any material deficiency or material additional assessment in connection therewith not provided for on its or its Subsidiary’s books. 5.5 Financial Statements. (a) [Reserved]. (b) The consolidated balance sheets of the Borrower and its Subsidiaries as of December 31, 2022 and December 31, 2021, and the related statements of income and cash flow for the period ended on each date, all accompanied by reports thereon containing opinions without qualification by independent certified public accountants, copies of which have been delivered to Administrative Agent and Lender, have been prepared in accordance with GAAP, consistently applied and fairly present the financial position of the Borrower and Subsidiaries at such date and the results of their operations for such period. The unaudited annual historical consolidated financial statements of the Loan Parties as of December 31, 2022 and December 31, 2021 and the related statements of income, and changes in cash flow for the periods ended on such dates, copies of which have been delivered to Administrative Agent and Lenders prior to the Closing Date, fairly present in all material respects the financial position of the Loan Parties, as of such dates and the results of their operations for such periods (subject, in the case of interim financial statements, to normal year-end audit adjustments and to the absence of footnotes). The unaudited consolidated balance sheets of the Borrower and its Subsidiaries for the 3 month period ended June 30, 2023, and the related statements of income, and changes in cash flow for such period ended on such date, copies of which have been delivered to Administrative Agent and Lenders prior to the Closing Date, fairly present in all material respects the financial position of the Borrower and its Subsidiaries at such date and the results of their operations at such date (subject, in the case of interim financial statements, to normal year-end audit adjustments and to the absence of footnotes). (c) (i) Since December 31, 2022 there has been no change in the financial condition of the Borrower and Subsidiaries as shown on the consolidated balance sheet as of such date and (ii) no change in the aggregate value of assets owned by the Borrower and Subsidiaries, that, in each case under subclauses (i) and (ii) of this clause (c), has had or would reasonably be expected to have a Material Adverse Effect. 5.6 Entity Names. Except as set forth on Schedule 5.6 hereto, no Loan Party or Subsidiary has been known by any other company or corporate name, as applicable, in the past five (5) years and does not sell Inventory under any other name, nor has any Loan Party or Subsidiary been the surviving corporation

- 73- or company, as applicable, of a merger or consolidation or acquired all or substantially all of the assets of any Person during the preceding five (5) years. 5.7 O.S.H.A. Environmental Compliance; Flood Insurance. (a) Except as could not reasonably be expected to have a Material Adverse Effect, each Loan Party and each Subsidiary thereof is, to the knowledge of each such Loan Party and each Subsidiary, in compliance with, and its facilities, business, assets, property, leaseholds, Real Property and Equipment are in compliance with the Federal Occupational Safety and Health Act, and Environmental Laws and there are no outstanding citations, notices or orders of non-compliance issued to any Loan Party or any Subsidiary or relating to its business, assets, property, leaseholds or Equipment under any such laws, rules or regulations. (b) Except as could not reasonably be expected to have a Material Adverse Effect, each Loan Party and each Subsidiary has been issued all required federal, state and local licenses, certificates or permits (collectively, “Approvals”) relating to all applicable Environmental Laws and all such Approvals are current and in full force and effect. (c) Except as could not reasonably be expected to have a Material Adverse Effect and to the knowledge of each Loan Party and each Subsidiary: (i) there have been no releases, spills, discharges, leaks or disposal (collectively referred to as “Releases”) of Hazardous Materials at, upon, under or migrating from or onto any Real Property owned, leased or occupied by any Loan Party or any Subsidiary for which any Loan Party or any Subsidiary has been advised that cleanup, response or other corrective action is required, except for those Releases which are in full compliance with Environmental Laws; (ii) there are no underground storage tanks or polychlorinated biphenyls on any Real Property, except for such underground storage tanks or polychlorinated biphenyls that are present in compliance with Environmental Laws; (iii) the Real Property has never been used by any Loan Party or any Subsidiary to dispose of Hazardous Materials, except as authorized by Environmental Laws; and (iv) no Hazardous Materials are managed by any Loan Party or any Subsidiary on any Real Property, excepting such quantities as are managed in accordance with all applicable manufacturer’s instructions and compliance with Environmental Laws and as are necessary for the operation of the commercial business of any Loan Party, any Subsidiary or of its tenants. (d) All Real Property owned by Loan Parties or any Subsidiaries is insured pursuant to policies and other bonds which are valid and in full force and effect and which provide adequate coverage from reputable and financially sound insurers in amounts sufficient to insure the assets and risks of each such Loan Party or Subsidiary in accordance with prudent business practice in the industry of such Loan Party or Subsidiary. Each Loan Party and each Subsidiary has taken all actions required under the Flood Laws and/or requested by Administrative Agent to assist in ensuring that each Lender is in compliance with the Flood Laws applicable to the Collateral, including, but not limited to, providing Administrative Agent with the address and/or GPS coordinates of each structure located upon any Real Property that will be subject to a Mortgage in favor of Administrative Agent, for the benefit of Lenders, and, to the extent required, obtaining flood insurance for such property, structures and contents prior to such property, structures and contents becoming Collateral. 5.8 Solvency; No Litigation, Violation, Indebtedness or Default; ERISA Compliance. (a) Solvency. (i) The Borrower and its Subsidiaries, taken as a whole, are (before and after giving effect to the Transactions) solvent for all purposes of the Bankruptcy Code and other Applicable Law, able to pay its debts as they mature, has capital sufficient to carry on its business, and (ii) the fair

- 74- present saleable value of the assets of the Borrower and its Subsidiaries, taken as a whole, calculated on a going concern basis, are in excess of the amount of their liabilities. (b) No Litigation, Violation, Indebtedness or Default. (i) Except as disclosed in Schedule 5.8(b)(i) hereto, no Loan Party or any Subsidiary has any pending or threatened in writing litigation, arbitration, actions or proceedings against such Loan Party or Subsidiary (a) with respect to this Agreement or any of the Other Documents or any of the transactions contemplated hereby or thereby or (b) that would have or reasonably be expected to have a Material Adverse Effect (after giving effect to applicable insurance). (ii) No Loan Party or any Subsidiary is in violation of any Applicable Law in any respect which could reasonably be expected to have a Material Adverse Effect, nor is any Loan Party or any Subsidiary in violation of any order of any court, Governmental Body or arbitration board or tribunal in any respect which could reasonably be expected to have a Material Adverse Effect. (c) ERISA. No Loan Party, any Subsidiary or any member of the Controlled Group maintains or is required to contribute to any Pension Benefit Plan or Multiemployer Plan other than those listed on Schedule 5.8(c) hereto and other Plans implemented after the Closing Date which would not reasonably be expected to have a Material Adverse Effect. Except as set forth on Schedule 5.8(c) hereto, each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Applicable Laws. (i) Each Loan Party, each Subsidiary and each member of the Controlled Group has, with respect to each Plan (other than a Multiemployer Plan), met all applicable minimum funding requirements under Section 302 of ERISA and Section 412 of the Code in respect of each Plan, and to the knowledge of the Loan Parties, each Plan (other than a Multiemployer Plan) that is subject to Title IV of ERISA is in compliance with Sections 412, 430 and 436 of the Code and Sections 206(g), 302 and 303 of ERISA, without regard to waivers and variances; (ii) each Plan which is intended to be a qualified plan under Section 401(a) of the Code as currently in effect has been determined by the IRS to be qualified under Section 401(a) of the Code and the trust related thereto is exempt from U.S. federal income tax under Section 501(a) of the Code or an application for such a determination is currently being processed by the IRS; (iii) neither any Loan Party nor any Subsidiary of any member of the Controlled Group has incurred any material liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due which are unpaid; (iv) no Plan has been terminated by the plan administrator thereof nor by the PBGC, and, to the knowledge of the Loan Parties, there is no occurrence which would cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Plan; (v) the current value of the assets of each Plan equals or exceeds the present value of the accrued benefits and other liabilities of such Plan and neither any Loan Party nor any Subsidiary or any member of the Controlled Group knows of any facts or circumstances which would materially change the value of such assets (other than market changes) and accrued benefits and other liabilities; (vi) neither any Loan Party nor any Subsidiary or any member of the Controlled Group has breached any of the responsibilities, obligations or duties imposed on it by ERISA with respect to any Plan that would make a Loan Party subject to a material tax, penalty or other liability; (vii) neither any Loan Party nor any Subsidiary or any member of the Controlled Group has incurred any material liability for any excise tax arising under Section 4971, 4972 or 4980B of the Code, and, to the knowledge of the Loan Parties, no fact exists which could give rise to any such liability; (viii) neither any Loan Party nor any Subsidiary or any member of the Controlled Group nor, to the knowledge of the Loan Parties, any fiduciary of, nor any trustee to, any Plan, has engaged in a “prohibited transaction” described in Section 406 of ERISA or Section 4975 of the Code for which an exemption does not exist, nor taken any action which would constitute or result in a Termination Event with respect to any such Plan which is subject to ERISA; (ix) no Termination Event has occurred or is reasonably expected to occur; (x) there exists no Reportable ERISA Event; (xi) neither any Loan Party nor any Subsidiary or any member of the Controlled Group has engaged in a transaction that could be subject

- 75- to Section 4069 or 4212(c) of ERISA; (xii) neither any Loan Party nor any Subsidiary or any member of the Controlled Group maintains or is required to contribute to any Plan which provides health, accident or life insurance benefits to former employees, their spouses or dependents, other than in accordance with Section 4980B of the Code; (xiii) neither any Loan Party nor any Subsidiary or any member of the Controlled Group has withdrawn, completely or partially, within the meaning of Section 4203 or 4205 of ERISA, from any Multiemployer Plan so as to incur liability under the Multiemployer Pension Plan Amendments Act of 1980 and there exists no fact which would reasonably be expected to result in any such liability; and (xiv) to the knowledge of the Loan Parties, no Plan fiduciary (as defined in Section 3(21) of ERISA) has any liability for breach of fiduciary duty. (d) Other Liabilities. (i) No Loan Party has any material liabilities for any unpaid, and past due, wages or relating to any Plan that is unpaid and past due, and (ii) no Loan Party is in breach of any collective bargaining agreement. 5.9 Patents, Trademarks, Copyrights and Licenses. (i) Except as could not have or reasonably be expected to have a Material Adverse Effect, each Loan Party owns, or is licensed to use, all Intellectual Property necessary for the conduct of its business as currently conducted (“Company Intellectual Property”); (ii) except as set forth on Schedule 5.9 and except as could not have or reasonably be expected to have a Material Adverse Effect, no claim has been asserted in writing and is pending by any Person challenging or questioning the use of any Company Intellectual Property or the validity or effectiveness of any Company Intellectual Property, nor does Borrower know of any valid basis for any such claim; and (iii) to the knowledge of Borrower, the use of Company Intellectual Property by the Loan Parties does not infringe on the rights of any Person, in any material respect. All registered Intellectual Property and all applications therefor (including all Registered Intellectual Property Collateral) owned or utilized by any Loan Party and any Subsidiary is set forth on Schedule 5.9 hereto. All such Registered Intellectual Property Collateral (excluding IP Agreements) is owned of record in the name of such Loan Party. 5.10 Licenses and Permits. Except as set forth in Schedule 5.10 hereto, each Loan Party and each Subsidiary (a) is in compliance with and (b) has procured and is now in possession of, all material licenses or permits required by any applicable federal, state or local law, rule or regulation for the operation of its business in each jurisdiction wherein it is now conducting business and where the failure to procure such licenses or permits could reasonably be expected to have a Material Adverse Effect. 5.11 [Reserved]. 5.12 No Default. No Default or Event of Default has occurred and is continuing or would result from the consummation of the Transactions. 5.13 No Burdensome Restrictions. No Loan Party or any Subsidiary is party to any contract or agreement the performance of which would reasonably be expected to have a Material Adverse Effect. Each Loan Party and each Subsidiary has heretofore delivered to Administrative Agent and Lender true and complete copies of all Material Contracts to which it is a party or to which it or any of its properties is subject. No Loan Party or Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien which is not a Permitted Encumbrance. 5.14 No Labor Disputes. Except as would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect, no Loan Party or Subsidiary is involved in any labor dispute; there are no strikes or walkouts or union organization of any Loan Party’s or any Subsidiary’s employees threatened in writing or in existence and no labor contract is scheduled to expire during the Term other than as set forth on Schedule 5.14 hereto.

- 76- 5.15 Margin Regulations. No Loan Party or any Subsidiary is engaged, nor will it engage, principally or as one of its important activities, in the business of extending credit for the purpose of “purchasing” or “carrying” any “margin stock” within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. No part of the proceeds of any Advance will be used for “purchasing” or “carrying” “margin stock” as defined in Regulation U of such Board of Governors or for any purpose which violates the provisions of Regulation T, U or X of such Board of Governors. 5.16 Investment Company Act. No Loan Party or any Subsidiary is an “investment company” registered or required to be registered under the Investment Company Act of 1940, as amended, nor is it controlled by such a company. 5.17 Disclosure. No representation or warranty made by any Loan Party in this Agreement, in any Other Document or in any financial statement, report, certificate or any other document furnished in connection herewith or therewith, when taken as a whole, contains or contained as of the date the same was or is furnished any materially untrue statement of a material fact or omits or omitted to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were or are made (after giving effect to all supplements and updates thereto) not misleading; provided, that to the extent any such information, report, financial statement, exhibit or schedule was based upon or constitutes a forecast, projection or other forward looking statement, Borrower represents only that it acted in good faith based upon assumptions believed by management of Borrower to be reasonable at the time made and at the time furnished (it being understood that forecasts and projections by their nature are inherently uncertain, that actual results may differ significantly from the forecasted or projected results and that such differences may be material and no assurances are being given that the results reflected in the forecasts and projections will be achieved). As of the Closing Date, there is no fact known to any Loan Party or any Subsidiary or which reasonably should be known to such Loan Party or Subsidiary which such Loan Party has not disclosed to Administrative Agent in writing with respect to the transactions contemplated by this Agreement which could reasonably be expected to have a Material Adverse Effect. 5.18 [Reserved]. 5.19 [Reserved]. 5.20 Business and Property of Loan Parties. On the Closing Date and thereafter, each Loan Party and each Subsidiary will own all the property and possess all of the rights and Consents necessary for the conduct of the business of such Loan Party or Subsidiary except where the failure to have such rights or Consents would not have or reasonably be expected to have a Material Adverse Effect. 5.21 [Reserved]. 5.22 RedfinNow Borrower LLC. As of the Closing Date, RedfinNow Borrower LLC has discontinued its operations and has no employees. 5.23 Equity Interests. The authorized and outstanding Equity Interests of each Loan Party and each Subsidiary, and each legal and beneficial holder thereof as of the Closing Date, are as set forth on Schedule 5.23 hereto. All of the Equity Interests of each Loan Party and each Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable and have been sold and delivered to the holders hereof in compliance with, or under valid exemption from, all federal and state laws and the rules and regulations of each Governmental Body governing the sale and delivery of securities. Except for the rights and obligations set forth on Schedule 5.23 hereto, as of the Closing Date, there are no subscriptions, warrants, options, calls, commitments, rights or agreement by which any Loan Party, any

- 77- Subsidiary or any of the shareholders of any Loan Party is bound relating to the issuance, transfer, voting or redemption of shares of its Equity Interests or any pre-emptive rights held by any Person with respect to the Equity Interests of Loan Parties and their Subsidiaries. Except as set forth on Schedule 5.23 hereto, as of the Closing Date, Loan Parties and their Subsidiaries have not issued any securities convertible into or exchangeable for shares of its Equity Interests or any options, warrants or other rights to acquire such shares or securities convertible into or exchangeable for such shares. 5.24 Commercial Tort Claims. Except as set forth in the Collateral Information Certificate, no Loan Party has any commercial tort claims other than those constituting Excluded Property. 5.25 Letter of Credit Rights. Except as set forth in the Collateral Information Certificate, no Loan Party has any letter of credit rights in excess of $1,000,000. 5.26 Material Contracts. Schedule 5.26 hereto sets forth all Material Contracts of the Loan Parties and their Subsidiaries as of the Closing Date. All Material Contracts are in full force and effect and no defaults currently exist thereunder. As of the Closing Date, no Loan Party or Subsidiary has (i) received any written notice of termination or non-renewal of any Material Contract, or (ii) exercised any option to terminate or not to renew any Material Contract. 5.27 Investment Property Collateral. Except as set forth on Schedule 5.23 hereto, (i) there are no restrictions on the pledge or transfer of any of the Subsidiary Stock; (ii) each Loan Party is the legal owner of the Investment Property Collateral pledged by it hereunder, which is registered in the name of such Loan Party, a custodian or a nominee; (iii) the Investment Property Collateral is free and clear of any Liens except for (other than with respect to Subsidiary Stock) Permitted Encumbrances which, in the case of any Investment Property Collateral constituting certificated securities, do not have priority over the Liens of Administrative Agent thereon; (iv) the pledge of and grant of the security interest in the Investment Property Collateral is effective to vest in Administrative Agent a valid security interest therein; and (v) none of the operating agreements, limited partnership agreements or other agreements governing any Investment Property Collateral issued by a limited liability company, limited partnership or similar Person provide that such Investment Property Collateral governed thereby are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction. VI. AFFIRMATIVE COVENANTS. Each Loan Party shall, and shall cause each Subsidiary to, until Payment in Full of the Obligations and termination of this Agreement: 6.1 Compliance with Laws. (a) Comply in all material respects with (i) all Anti-Terrorism Laws, and (ii) all other Applicable Laws with respect to the Collateral or any part thereof or to the operation of such Loan Party’s or Subsidiary’s business, in each case, the non-compliance with which could reasonably be expected to have a Material Adverse Effect (except to the extent any separate provision of this Agreement shall expressly require compliance with any particular Applicable Law(s) pursuant to another standard). (b) Each Loan Party may, however, contest or dispute any Applicable Laws in any reasonable manner, provided, that, any related Lien is inchoate or stayed and sufficient reserves are established to the reasonable satisfaction of Administrative Agent to protect Administrative Agent’s Lien on or security interest in the Collateral. 6.2 Conduct of Business and Maintenance of Existence and Assets. (a) Conduct continuously and operate actively its business (other than with respect to an Immaterial Subsidiary, unless such Subsidiary is a Guarantor) and maintain all of its properties useful or necessary in its business in good working order and condition (reasonable wear and tear excepted and except as may be disposed of in

- 78- accordance with the terms of this Agreement), including all Intellectual Property and take all actions necessary or reasonably requested to enforce and protect the validity of any Intellectual Property right or other right included in the Collateral (including pursuing the registration and maintenance of all Intellectual Property necessary for the conduct of its business as currently conducted and any other material Intellectual Property); (b) keep in full force and effect its existence (other than with respect to an Immaterial Subsidiary, unless such Subsidiary is a Guarantor); and (c) make all such reports and pay all such franchise and other Taxes and license fees and do all such other acts and things as may be lawfully required to maintain its rights, licenses, leases, powers and franchises under the laws of the United States or any political subdivision thereof, except in each case, in a transaction otherwise permitted by Section 7.1, and except, in the case of clauses (a) and (c), where the same could not reasonably be expected to have a Material Adverse Effect. 6.3 Books and Records. Maintain proper books, records and accounts, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Borrower and its Subsidiaries on a Consolidated Basis or the Loan Parties and their Subsidiaries on a Consolidated Basis, as applicable. 6.4 Payment of Taxes. Pay, when due, all material Taxes, assessments, fees and other governmental charges and all other material Taxes, assessments, fees and other governmental charges that are due and payable, lawfully levied or assessed upon such Loan Party, Subsidiary or any of the Collateral, unless such Taxes are being Properly Contested. If any Taxes, assessments, or other charges remain unpaid after the date fixed for their payment, or if any claim shall be made which, in Administrative Agent’s or any Lender’s opinion, could reasonably be expected to create a valid Lien on the Collateral, Administrative Agent may, following not less than twenty (20) Business Days’ notice to Borrower, pay such Taxes, assessments or other charges and each Loan Party hereby indemnifies and holds Administrative Agent and each Lender harmless in respect thereof; provided that Administrative Agent will not pay any Taxes, assessments or charges to the extent that the applicable Loan Party has Properly Contested such Taxes, assessments or charges. The amount of any payment by Administrative Agent under this Section 6.4 shall be paid by Loan Parties to Administrative Agent for its benefit and for the ratable benefit of Lenders promptly, and in any event within five (5) Business Days following demand. 6.5 Financial Covenant. Maintain for each fiscal quarter commencing with the fiscal quarter ending December 31, 2023, Liquidity for the Loan Parties on a Consolidated Basis for such fiscal quarter of not less than $75,000,000 (this covenant, the “Financial Covenant”). 6.6 Insurance. (a) (i) Keep all its insurable properties and properties in which such Loan Party and/or such Subsidiary has an interest insured against the hazards of fire, flood, sprinkler leakage, those hazards covered by extended coverage insurance and such other hazards, and for such amounts, as is customary in the case of companies engaged in businesses similar to such Loan Parties or Subsidiaries; (ii) maintain a bond in such amounts as is customary in the case of companies engaged in businesses similar to such Loan Party and/or Subsidiary insuring against larceny, embezzlement or other criminal misappropriation of insured’s officers and employees who may either singly or jointly with others at any time have access to the assets or funds of such Loan Party or such Subsidiary either directly or through authority to draw upon such funds or to direct generally the disposition of such assets; (iii) maintain public and product liability insurance against claims for personal injury, death or property damage suffered by others; (iv) maintain all such worker’s compensation or similar insurance as may be required under the laws of any state or jurisdiction in which such Loan Party and/or Subsidiary is engaged in business; and (v) furnish Administrative Agent with (A) copies of all insurance policies and evidence of the maintenance of such policies promptly after receipt thereof by Loan Parties, and (B) appropriate loss payable endorsements in

- 79- form and substance satisfactory to Administrative Agent, naming Administrative Agent as an additional insured and mortgagee and/or lender’s loss payable (as applicable) as its interests may appear with respect to all insurance coverage referred to in clauses (i) and (iii) above, and providing (I) that all proceeds thereunder shall be payable to Administrative Agent, (II) no such insurance shall be affected by any act or neglect of the insured or owner of the property described in such policy, and (III) that such policy and loss payable clauses may not be cancelled, amended or terminated unless at least thirty (30) days prior written notice is given to Administrative Agent (or in the case of non-payment, at least ten (10) days prior written notice). In the event of any loss thereunder, the carriers named therein hereby are directed by Administrative Agent and the applicable Loan Party to make payment for such loss to Administrative Agent and not to such Loan Party and Administrative Agent jointly. If any insurance losses are paid by check, draft or other instrument payable to any Loan Party and Agent jointly, Administrative Agent may endorse such Loan Party’s name thereon and do such other things as Administrative Agent may deem advisable to reduce the same to cash. (b) Each Loan Party shall take all actions required under the Flood Laws to assist in ensuring that each Lender is in compliance with the Flood Laws to the extent applicable to the Collateral, including, but not limited to, providing Administrative Agent with the address and/or GPS coordinates of each structure on any Real Property that will be subject to a Mortgage in favor of Administrative Agent, for the benefit of Lenders, and, to the extent required, obtaining flood insurance for such property, structures and contents prior to such property, structures and contents becoming Collateral, and thereafter maintaining such flood insurance in full force and effect for so long as required by the Flood Laws. 6.7 Payment of Contractual Obligations. Pay, discharge or otherwise satisfy and comply with all of its contractual obligations except to the extent that failure to comply therewith would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect. 6.8 Environmental Matters. (a) Ensure that the Real Property and all operations and businesses conducted thereon are in compliance and remain in compliance, in all material respects, with all Environmental Laws and it shall manage any and all Hazardous Materials on any Real Property in compliance with Environmental Laws, except to the extent the failure to so comply with Environmental Laws or manage Hazardous Materials would not have or reasonably be expected to have a Material Adverse Effect. (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other corrective actions required pursuant to Environmental Laws and promptly comply in all respects with all lawful orders and directives of all Governmental Bodies regarding any violation of or non-compliance with Environmental Laws and any Release or threatened Release of Hazardous Materials, except, in each case, to the extent the failure to do so would not have or reasonably be expected to have a Material Adverse Effect. 6.9 Standards of Financial Statements. Cause all financial statements referred to in Sections 9.7 and 9.8 hereof as to which GAAP is applicable to be complete and correct, on a Consolidated Basis, in all material respects (subject, in the case of interim financial statements, to normal year-end audit adjustments and to the absence of footnotes) and to be prepared, on a Consolidated Basis, in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein (except as disclosed therein and agreed to by such reporting accountants or officer, as applicable). 6.10 [Reserved].

- 80- 6.11 Further Assurances. Borrower will, and will cause each of the other Loan Parties to, at any time upon the reasonable request of the Administrative Agent, execute or deliver to Administrative Agent any and all financing statements, fixture filings, security agreements, pledges, assignments, mortgages, deeds of trust, opinions of counsel, and all other documents that Administrative Agent may reasonably request in form and substance reasonably satisfactory to Administrative Agent, to create, perfect, and continue perfected or to better perfect Administrative Agent’s Liens on the Collateral. In furtherance of, and not in limitation of, the foregoing, each Loan Party shall take such actions as the Administrative Agent may reasonably request from time to time to ensure that the Obligations are guaranteed by the Guarantors. 6.12 [Reserved]. 6.13 [Reserved]. 6.14 [Reserved]. 6.15 Post-Closing Covenants. (a) Loan Parties shall, within ninety (90) days of the Closing Date (or such later date as agreed upon by Administrative Agent in its sole discretion), deliver to Administrative Agent, in form and substance satisfactory to Administrative Agent, deposit account control agreements with respect to each Controlled Account maintained at a Controlled Account Bank, which shall be duly authorized, executed and delivered by Borrower and the applicable Controlled Account Bank; provided that the Borrower shall use commercially reasonable efforts to provide such control agreements as soon as commercially practicable immediately following the Closing Date. (b) Loan Parties shall, within one hundred twenty (120) days of the Closing Date (or such later date as agreed upon by Administrative Agent in its sole discretion), deliver to Administrative Agent, in form and substance satisfactory to Administrative Agent, Mortgages with respect to the Real Properties of such Loan Parties, which shall be duly authorized, executed and delivered by the applicable Loan Parties. (c) The Borrower shall, within one hundred twenty (180) days of the Closing Date (or such later date as agreed upon by Administrative Agent in its sole discretion), solely to the extent that RedfinNow Borrower LLC constitutes a Subsidiary (and does not constitute an Immaterial Subsidary) at such time, cause RedfinNow Borrower LLC to expressly join in this Agreement as a Loan Party and become jointly and severally liable for the obligations of Loan Parties hereunder, under the Notes, and under any other agreement between any Loan Party and Lenders pursuant to a joinder in form and substance consistent with Exhibit 7.12 hereto, and deliver all Other Documents required to comply with Sections 6.11 and 7.12 hereof. (d) Loan Parties shall, within ninety (90) days of the Closing Date (or such later date as agreed upon by Administrative Agent in its sole discretion), deliver to Administrative Agent, in form and substance satisfactory to Administrative Agent, all insurance endorsements required pursuant to Section 6.6(a)(B) hereof. VII. NEGATIVE COVENANTS. No Loan Party shall, nor shall it permit any Subsidiary to, until the Obligations have been Paid in Full and this Agreement has been terminated: 7.1 Merger, Consolidation, Acquisition and Sale of Assets.

- 81- (a) Directly or indirectly, enter into any merger, consolidation, division or other reorganization with or into any other Person, acquire all or a substantial portion of the assets or Equity Interests of any Person or permit any other Person to consolidate with or merge with it, except (i) any Loan Party or Subsidiary may merge, consolidate or reorganize with another Loan Party or Subsidiary or acquire the assets or Equity Interest of another Loan Party or Subsidiary so long as (A) if Borrower is party to any merger, consolidation or reorganization, Borrower is the surviving Person, (B) if a Loan Party other than Borrower is party to such merger, consolidation or reorganization, the surviving Person is a Loan Party and (C) no Loan Party that is a Wholly-Owned Subsidiary may be merged, consolidated or reorganized with and/or into a Subsidiary that is not a Wholly-Owned Subsidiary, or (ii) Permitted Acquisitions. (b) Directly or indirectly, sell, lease, transfer or otherwise dispose (collectively, “dispositions” and individually, each a “disposition”) of any of its properties or assets, including by a sale and leaseback transaction, except (i) (x) the sale of Inventory in the Ordinary Course of Business and (y) the sale or other disposition of Mortgage Related Assets on arm’s length terms and in the Ordinary Course of Business, including to Permitted Warehouse Facility Lenders in connection with Permitted Warehouse Facilities; (ii) the disposition or transfer of obsolete and worn-out equipment and obsolete or expired Inventory in the Ordinary Course of Business; (iii) the disposition of cash, cash equivalents or investment grade securities; (iv) the non-exclusive license or non-exclusive sub-license of Intellectual Property Collateral in the Ordinary Course of Business or consistent with past practice; (v) the lapse or abandonment in the Ordinary Course of Business or consistent with past practice of any registrations or applications for registration of any Intellectual Property Collateral no longer used or useful in the business of the Loan Parties; (vi) the disposition of surplus or other property no longer used or useful in the business of the Loan Parties in the Ordinary Course of Business or consistent with past practice; (vii) dispositions of property to any other Loan Party; (viii) dispositions of investments in joint ventures or similar entities to the extent required by, or made pursuant to customary buy/sell arrangements between, the joint venture parties set forth in joint venture arrangements and similar binding arrangements; (ix) dispositions of accounts receivable in connection with the collection or compromise thereof in the Ordinary Course of Business or consistent with past practice (and not for financing purposes); (x) the partial or total unwinding of any Foreign Currency Hedge or Interest Rate Hedge; (xi) any Loan Party or Subsidiary thereof may sell or dispose of shares of Capital Stock of any of its Subsidiaries in order to qualify members of the governing body of the Subsidiary if and to the extent required by Applicable Law; (xii) dispositions of property to the extent that (A) such property is exchanged for credit against the purchase price of similar replacement property, (B) the proceeds of such disposition are promptly applied to the purchase price of such replacement property or (C) such property is exchanged for like property (without regard to any boot thereon) for use in a similar business, to the extent allowable under Section 1031 of the Code; provided, in each case, that to the extent the property being transferred constitutes Collateral, such replacement property shall constitute Collateral; (xiii) dispositions not otherwise permitted by this Section 7.1(b), so long as (x) the aggregate fair market value (as determined by Borrower in good faith at the time of the relevant disposition) of the assets disposed under this clause (xiii) shall not exceed $40,000,000 in the aggregate during the Term; and (y) no Default or Event of Default shall have occurred and be continuing at the time of such disposition or would result therefrom; (xiv) any surrender or waiver of contractual rights or the settlement, release, surrender or waiver of contractual, tort, litigation or other claims of any kind; and (xv) the dissolution of any Immaterial Subsidiary. 7.2 Creation of Liens. Directly or indirectly, create or suffer to exist any Lien or transfer upon or against any of its property or assets now owned or hereafter created or acquired, except (other than with respect to Subsidiary Stock) Permitted Encumbrances. 7.3 Guarantees. Directly or indirectly, become liable upon the obligations or liabilities of any Person by assumption, endorsement or guaranty thereof or otherwise (other than to Lenders) except (a) guarantees by one or more Loan Party(s) of the Indebtedness or obligations of any other Loan Party(s) to

- 82- the extent such Indebtedness or obligations are permitted to be incurred and/or outstanding pursuant to the provisions of this Agreement and (b) the endorsement of checks in the Ordinary Course of Business and (c) unsecured guarantees of Indebtedness of Affiliates of the Loan Parties secured by mortgages on Real Property owned by such Affiliates and leased to a Loan Party, in each case that are set forth on Schedule 7.10 hereto and relate to leases permitted under Section 7.10(v) hereof, without any amendment, restatement, supplement or modification of such guarantees in effect as of the Closing Date. 7.4 Investments. Directly or indirectly, purchase or acquire obligations or Equity Interests of, or any other interest in, any Person, other than Permitted Investments. 7.5 Loans. Directly or indirectly, make advances, loans or extensions of credit to any Person, including any Parent, Subsidiary or Affiliate, other than Permitted Loans. 7.6 Nature of Business. Make any change in the nature of its business as in effect on the Closing Date or acquire any properties or assets that are not reasonably related to the conduct of such business activities; provided, that the foregoing shall not prevent any Loan Party or any of its Subsidiaries from engaging in any business that is reasonably related or ancillary to its or their business. 7.7 Restricted Payments. Directly or indirectly, declare, pay or make any Restricted Payments, other than the following: (a) any Loan Party or any of its Subsidiaries may declare and pay dividends or make other distributions directly to its Parent to the extent such Parent is a Loan Party; (b) each Specified Loan Party and any other Subsidiary that is not a Wholly-Owned Subsidiary may make dividends and distributions to each direct owner (other than its Parent) of such Specified Loan Party’s or Subsidiary’s Equity Interests so long as the amount of any such dividends or distributions shall not exceed such owner’s proportionate share of such Specified Loan Party’s or Subsidiary’s cumulative net income or, upon a sale or disposition of all or substantially all of the assets of such Specified Loan Party or Subsidiary, such owner’s proportionate share of the proceeds of such sale or disposition; (c) any Loan Party may repurchase fractional shares of its Equity Interests arising out of stock dividends, splits or combinations, business combinations or conversions of convertible securities or, so long as no Default or Event of Default then exists or would result therefrom, make cash settlement payments upon the exercise of warrants to purchase its Equity Interests, or “net exercise” or “net share settle” warrants; (d) any Loan Party may redeem or otherwise cancel Equity Interests or rights in respect thereof granted to (or make payments on behalf of) directors, officers, employees or other providers of services to the Borrower and its Subsidiaries in an amount required to satisfy tax withholding obligations relating to the vesting, settlement or exercise of such Equity Interests or rights, in each case, in the Ordinary Course of Business; (e) (vii) any Loan Party may make Restricted Payments in the Ordinary Course of Business pursuant to and in accordance with stock option plans or other benefit plans or agreements for directors, management, employees or other eligible service providers of the Borrower or its Subsidiaries, including the repurchase of Equity Interests or rights in respect thereof granted to directors, management, employees or other eligible service providers of the Borrower or its Subsidiaries pursuant to a right of repurchase set forth in any such stock option plans or other benefit plans or agreements in connection with a cessation of service;

- 83- (f) (x) so long as no Default or Event of Default then exists or would result therefrom, the Borrower may make any Restricted Payments and/or payments or deliveries in shares of common stock (or other securities or property following a merger event or other change of the common stock of the Borrower) (and cash in lieu of fractional shares) and/or cash pursuant to the terms of, and otherwise perform its obligations under, Indebtedness described in clauses (r) and (s) of Permitted Indebtedness (including, without limitation, making payments of interest and principal thereon, making payments due upon required repurchase or redemption thereof and/or making payments and deliveries due upon conversion thereof. 7.8 Indebtedness. Directly or indirectly, create, incur, assume or suffer to exist any Indebtedness other than Permitted Indebtedness. 7.9 [Reserved]. 7.10 Transactions with Affiliates. Directly or indirectly, purchase, acquire or lease any property from, or sell, transfer or lease any property to, pay any management or similar fees to, or otherwise enter into any transaction or deal with, any Affiliate, except for (i) transactions among Loan Parties which are not prohibited by the terms of this Agreement, (ii) payment by Loan Parties of dividends and distributions permitted under Section 7.7 hereof, (iii) transactions set forth on Schedule 7.10 hereto, in each case, as in effect on the Closing Date and (iv) employment, indemnification and severance arrangements with officers, directors and employees of the Loan Parties and any Subsidiary to the extent relating to services performed for the Loan Parties and any Subsidiary (as determined in good faith by the senior management of the relevant Person), including the payment of director, officer and employee compensation (including bonuses) and other benefits (including retirement, health, stock option and other benefit plans) and indemnification and expense reimbursement arrangements, in each case of this clause (iv), on arm’s length terms. 7.11 [Reserved]. 7.12 Subsidiaries. Form or acquire any Subsidiary (other than an Excluded Subsidiary) unless, within thirty (30) days of such formation or acquisition, (i) (x) such Subsidiary expressly joins in this Agreement as a Loan Party and becomes jointly and severally liable for the obligations of Loan Parties hereunder, under the Notes, and under any other agreement between any Loan Party and Lenders pursuant to a joinder in form and substance consistent with Exhibit 7.12 hereto, or (y) otherwise becomes a Guarantor with respect to the Obligations and executes a Guarantor Security Agreement in favor of Administrative Agent and (ii) the Administrative Agent shall have received all documents it may reasonably require to establish compliance with each of the foregoing conditions in connection therewith; provided, that, to the extent that any such Subsidiary is not a Wholly-Owned Subsidiary and the other owners of the Equity Interests thereof (that are not Affiliates) do not consent to such Subsidiary becoming a Loan Party or a Guarantor hereunder, the Loan Parties shall not be required to comply with the provisions of this Section 7.12 with respect to such Subsidiary. In addition, Borrower shall cause each Subsidiary that ceases to be an Excluded Subsidiary to promptly, and in any event within thirty (30) days of such event, comply with this Section 7.12. 7.13 Fiscal Year; Accounting Changes; Tax Reporting. Change its fiscal year from December 31 or make any significant change (i) in accounting treatment and reporting practices except as required by GAAP or (ii) in Tax reporting treatment except as required by law or the change in tax treatment shall result in tax savings. 7.14 Burdensome Agreements. Directly or indirectly: (a) enter into or assume any agreement (other than this Agreement, the Other Documents) prohibiting the creation or assumption of any Lien upon

- 84- its properties or assets, whether now owned or hereafter acquired or (b) create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of it or any Subsidiary to: (i) pay or make dividends and distributions to any Loan Party or any Subsidiary in accordance with Section 7.7 hereof; (ii) pay any Indebtedness owed to any Loan Party or any Subsidiary; (iii) make loans or advances to any Loan Party or any Subsidiary in accordance with Section 7.5 hereof; or (iv) transfer any of its property or assets to any Loan Party or any Subsidiary in accordance with Section 7.10 hereof; provided, that the foregoing shall not apply to (1) restrictions or conditions imposed by Law, or by this Agreement or any Other Document, (2) restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions and conditions apply only to the property or assets securing such Indebtedness, (3) customary provisions in leases, subleases, licenses and other contracts restricting the grant of a security interest therein or the assignment thereof or the assets governed thereby, (4) restrictions arising in connection with cash or other deposits permitted hereunder and limited to such cash or deposit, (5) customary provisions in joint venture agreements and similar agreements that restrict transfer of assets of, or equity interests in, joint ventures, (6) customary restrictions that arise in connection with any disposition permitted hereunder applicable pending such disposition solely with respect to the assets subject to such disposition, (7) restrictions applicable solely to Excluded Mortgage Subsidiaries arising pursuant to a Permitted Warehouse Facility, and (8) customary provisions contained in an agreement restricting assignment of such agreement entered into in the Ordinary Course of Business or consistent with past practice. 7.15 Amendment of Organizational Documents. (i) Change its legal name, (ii) change its form of legal entity, or divide into two or more entities, (iii) change its jurisdiction of organization or become (or attempt or purport to become) organized in more than one jurisdiction, or (iv) otherwise amend, modify or waive any term or material provision of its Organizational Documents unless required by law, in any such case without (x) giving at least ten (10) days prior written notice of such intended change to Administrative Agent, (y) having received from Administrative Agent confirmation that it has taken all steps necessary for Administrative Agent to continue the perfection of and protect the enforceability and priority of its Liens in the Collateral belonging to such Loan Party and in the Equity Interests of such Loan Party and (z) in any case under clause (iv), if such change is adverse to the rights of the Administrative Agent or Lenders, having received the prior written consent of Administrative Agent and Required Lenders to such amendment, modification or waiver, such consent will not be unreasonably withheld. 7.16 Compliance with ERISA. (i) (A) Maintain, or permit any member of the Controlled Group to maintain, or (B) become obligated to contribute, or permit any member of the Controlled Group to become obligated to contribute, to any Plan, other than those Plans disclosed on Schedule 5.8(c) hereto, (ii) engage, or permit any member of the Controlled Group to engage, in any non-exempt “prohibited transaction”, as that term is defined in Section 406 of ERISA or Section 4975 of the Code, (iii) terminate, or permit any member of the Controlled Group to terminate, any Plan where such event could result in any material liability of any Loan Party, any Subsidiary or any member of the Controlled Group or the imposition of a Lien on the property of any Loan Party, any Subsidiary or any member of the Controlled Group pursuant to Sections 303(k) or 4068 of ERISA, (iv) incur, or permit any member of the Controlled Group to incur, any material withdrawal liability to any Multiemployer Plan; (v) fail promptly to notify Administrative Agent of the occurrence of any material Termination Event, (vi) fail to comply, in any material respect, or permit any member of the Controlled Group to fail to comply, in any material respect, with the requirements of ERISA or the Code or other Applicable Laws in respect of any Plan, (vii) fail to meet, permit any member of the Controlled Group to fail to meet, or permit any Plan to fail to meet all minimum funding requirements under ERISA and the Code, without regard to any waivers or variances, or postpone or delay or allow any member of the Controlled Group to postpone or delay any funding requirement with respect to any Plan, or (viii) cause, or permit any member of the Controlled Group to cause, a representation or warranty in Section 5.8(c) or Section 5.8(e) hereof to cease to be true and correct.

- 85- 7.17 Prepayment of Indebtedness. At any time, directly or indirectly, prepay any Indebtedness, other than (u) prepayments to Lenders required, or allowed, hereby or by any of the Other Documents, (v) prepayments of intercompany loans to a Loan Party by another Loan Party or a Subsidiary that is not a Loan Party, (w) on the Closing Date, the Closing Date Repurchase, (x) Permitted Existing Convertible Notes Repurchases, (y) payments on conversion of the Existing 2025 Convertible Notes and Existing 2027 Convertible Notes, in each case, solely in the form of Qualified Equity Interests, and (z) pro rata prepayments of Permitted Pari Indebtedness. 7.18 Membership/Partnership Interests. Designate or permit any of their Subsidiaries to (a) treat their limited liability company membership interests or partnership interests, as the case may be, as securities as contemplated by the definition of “security” in Section 8-102(15) and by Section 8-103 of Article 8 of the Uniform Commercial Code or (b) certificate their limited liability membership interests or partnership interests, as applicable, unless such certificates have been delivered to the Administrative Agent in accordance with Section 4.13(d) hereof. 7.19 [Reserved]. 7.20 Negative Pledge of Equity Interests of Specified Loan Parties. For so long as a Specified Loan Party is a Loan Party hereunder, the Parent of such Specified Loan Party shall not consent to the pledge of the Equity Interests held by it to secure any obligations with respect to Indebtedness of the type described in clause (a) of the definition thereof. VIII. CONDITIONS PRECEDENT. 8.1 Conditions to Closing Date. The effectiveness of this Agreement and the occurrence of the Closing Date is subject to the satisfaction, or waiver by Administrative Agent and Lenders in their sole discretion, of the following conditions precedent: (a) This Agreement and Other Documents. Administrative Agent and Lenders shall have received, in form and substance satisfactory to Administrative Agent and Lenders, each of this Agreement, the Fee Letter, the Letter of Direction, the IP Security Agreements, the Collateral Information Certificate, and all Other Documents required to be delivered on the Closing Date, in each case duly executed and delivered by an authorized officer of each Loan Party, and each such document shall be in full force and effect; (b) Certificate of Beneficial Ownership; KYC. Administrative Agent and Lenders shall have received an executed Certificate of Beneficial Ownership for each Loan Party and such other documentation and other information requested by Administrative Agent or any Lender in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act; (c) Closing Date Repurchase. (i) Administrative Agent and Lenders shall have received all repurchase documentation in form and substance reasonably acceptable to the Administrative Agent and the Lenders evidencing the Borrower’s cash repurchase of (i) not less than $5,000,000 in aggregate principal amount of Apollo Existing 2025 Convertible Notes for a purchase price equal to (x) 81.50% of the principal amount thereof, plus (y) accrued and unpaid interest and fees (if any), to (and including) the date of repurchase, in accordance with the terms of the Existing 2025 Convertible Notes Indenture (including Section 2.10 thereof) and (ii) not less than $72,000,000 in aggregate principal amount of Apollo Existing 2027 Convertible Notes for a purchase price equal to (x) 65.00% of the principal amount thereof, plus (y) accrued and unpaid interest and fees (if any), to (and including) the date of repurchase, in accordance with the terms of the Existing 2027 Convertible Notes Indenture (including Section 2.10

- 86- thereof), in each case, as set forth in the Letter of Direction (collectively, the “Closing Date Repurchase”) and (ii) the Closing Date Repurchase shall have been consummated or, substantially concurrently with the borrowing of Initial Term Loans on the Closing Date, shall be consummated. (d) Projections; Financial Statements. Administrative Agent and Lenders shall have received copies of the Projections referred to in Section 5.5(a) hereof and the financial statements referred to in Section 5.5(b) hereof; (e) Closing Certificate. Administrative Agent and Lenders shall have received a certificate signed by the President, Chief Financial Officer or other authorized officer of each Loan Party dated as of the Closing Date, stating that (i) the representations and warranties set forth in Article V hereof are true and correct on and as of the Closing Date, (ii) on the Closing Date, no Default or Event of Default has occurred or is continuing, and (iii) the conditions set forth in Section 8.1(j) and (l) hereof have been satisfied; (f) Secretary’s Certificates, Authorizing Resolutions and Good Standings of Borrower and Certain Loan Parties. Administrative Agent and Lenders shall have received a certificate of the Secretary or Assistant Secretary (or other authorized officer, partner or manager) of Borrower and each other Loan Party which is a party to this Agreement on the Closing Date in form and substance satisfactory to Administrative Agent and Lenders to be dated as of the Closing Date which shall certify (i) copies of resolutions in form and substance reasonably satisfactory to Administrative Agent and Lenders, of the board of directors (or other equivalent governing body, member or partner) of Borrower and such other Loan Party authorizing (x) the execution, delivery and performance of this Agreement, the Notes and each Other Document to which Borrower and such other Loan Party is a party (including authorization of the incurrence of indebtedness and borrowing of Term Loans as provided for herein), and (y) the granting by Borrower and such other Loan Party of the security interests in and liens upon the Collateral to secure all of the joint and several Obligations of Borrower and the other Loan Parties (and such certificate shall state that such resolutions have not been amended, modified, revoked or rescinded as of the date of such certificate), (ii) the incumbency and signature of the officers of Borrower and such other Loan Party authorized to execute this Agreement and the Other Documents, (iii) copies of the Organizational Documents of Borrower and such other Loan Party as in effect on such date, complete with all amendments thereto, and (iv) the good standing (or equivalent status) of Borrower and such other Loan Party in its jurisdiction of organization and each applicable jurisdiction where the conduct of Borrower’s and such other Loan Party’s business activities or the ownership of its properties necessitates qualification, as evidenced by good standing certificate(s) (or the equivalent thereof issued by any applicable jurisdiction) dated not more than thirty (30) days prior to the Closing Date, issued by the Secretary of State or other appropriate official of each such jurisdiction; (g) Search Results. Administrative Agent and Lenders shall have received certified copies of Uniform Commercial Code search reports dated a date reasonably near to the Closing Date, listing all effective financing statements which name any Loan Party (under their present names and any previous names) as debtors, together with copies of such financing statements; (h) Filings, Registrations and Recordings. Each document (including any Uniform Commercial Code financing statement) required by this Agreement, any Other Document or under law or reasonably requested by Administrative Agent or Lender to be filed, registered or recorded in order to create, in favor of Administrative Agent, a perfected security interest in or lien upon the Collateral shall have been properly filed, registered or recorded in each jurisdiction in which the filing, registration or recordation thereof is so required or requested, and Administrative Agent and Lenders shall have received an acknowledgment copy, or other evidence satisfactory to it, of each such filing, registration or recordation and satisfactory evidence of the payment of any necessary fee, Tax or expense relating thereto;

- 87- (i) Legal Opinions of Counsel to certain Loan Parties. Administrative Agent and Lenders shall have received, in form and substance satisfactory to Administrative Agent and Lenders, the executed legal opinion of Fenwick & West LLP, counsel to Borrower and the other Loan Parties which are parties hereto on the Closing Date, which shall cover such matters incident to the Transactions as Administrative Agent or Lender may reasonably require and each Loan Party hereby authorizes and directs such counsel to deliver such opinion to Administrative Agent and Lenders; (j) No Litigation. No litigation, investigation or proceeding before or by any arbitrator or Governmental Body shall be continuing or threatened against any Loan Party or any Subsidiary or against the officers or directors of any Loan Party or any Subsidiary (A) in connection with this Agreement, the Other Documents or any of the transactions contemplated thereby and which is deemed material or (B) which could reasonably be expected to have a Material Adverse Effect; and (ii) no injunction, writ, restraining order or other order of any nature materially adverse to any Loan Party or the conduct of its business or inconsistent with the due consummation of the Transactions shall have been issued by any Governmental Body; (k) Fees and Expenses. Administrative Agent and Lenders shall have received all fees and expenses payable to Administrative Agent and Lenders on the Closing Date under the Fee Letter and the Term Loan Lender Expense Reimbursement Letter; (l) No Adverse Material Change. (i) Since December 31, 2022, there shall not have occurred any event, condition or state of facts which could reasonably be expected to have a Material Adverse Effect and (ii) no representations made or information supplied to Administrative Agent or Lenders shall have been proven to be inaccurate or misleading in any material respect; (m) Notice of Borrowing; Payment Instructions. Administrative Agent shall have received a notice of borrowing consistent with the notification requirements set forth in Section 2.2(b) hereof and written instructions from Borrower directing the application of proceeds of the initial Advances made pursuant to this Agreement, which shall be consistent with a flow of funds acceptable to Administrative Agent and Lenders; (n) Insurance. Administrative Agent and Lenders shall have received in form and substance satisfactory to Administrative Agent and Lenders, for each Loan Party: (i) evidence that adequate insurance, including without limitation, casualty and liability insurance, required to be maintained under this Agreement is in full force and effect, and (ii) insurance certificates issued by Loan Parties’ insurance broker containing such information regarding Loan Parties’ and their Subsidiaries’ casualty and liability insurance policies as Administrative Agent or any Lender shall request and naming Administrative Agent as an additional insured, lenders loss payee and/or mortgagee, as applicable; (o) Consents. The Administrative Agent and Lenders shall have received, in form and substance satisfactory to Agents and Lenders, (i) any and all Consents necessary to permit the effectuation of the transactions contemplated by this Agreement and the Other Documents and the Transactions and (ii) such Consents and waivers of such third parties as might assert claims with respect to the Collateral, as the Administrative Agent or Lender and its counsel shall deem necessary, except where the failure to have such Consents or waivers would not have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; (p) Representations and Warranties. Each of the representations and warranties made by any Loan Party in or pursuant to this Agreement, the Other Documents and any related agreements to which it is a party, and each of the representations and warranties contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement, the Other

- 88- Documents or any related agreement shall be true and correct in all material respects (except to the extent already qualified by materiality in which case they shall be true and correct in all respects) on and as of the Closing Date (except to the extent any such representation or warranty expressly relates only to any earlier and/or specified date); (q) No Default. No Event of Default or Default shall have occurred and be continuing on the Closing Date, or would exist after giving effect to the Advances requested to be made, on the Closing Date; and (r) Indebtedness. On the Closing Date, immediately after giving effect to the Transactions, the Loan Parties and their respective Subsidiaries shall have no outstanding third-party Indebtedness for borrowed money, preferred stock or purchase money obligations other than Indebtedness under the Obligations, Finance Leases existing as of the Closing Date and/or other Permitted Indebtedness. 8.2 Conditions to Each Advance. The agreement of Lenders to make any Advance requested to be made on any date (including the Advances to be made on the Closing Date), is subject to the satisfaction of the following conditions precedent as of the date such Advance is made: (a) Notice of Borrowing. Administrative Agent shall have received from Borrower a notice of borrowing consistent with the notification requirements set forth in Section 2.2(b); (b) Representations and Warranties. Each of the representations and warranties made by any Loan Party in or pursuant to this Agreement, the Other Documents and any related agreements to which it is a party, and each of the representations and warranties contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement, the Other Documents or any related agreement shall be true and correct in all material respects (except to the extent already qualified by materiality in which case they shall be true and correct in all respects) on and as of such date as if made on and as of such date (except to the extent any such representation or warranty expressly relates only to any earlier and/or specified date); (c) No Default. No Event of Default or Default shall have occurred and be continuing on such date, or would exist after giving effect to the Advances requested to be made, on such date; (d) Material Adverse Effect. No event or development has occurred that could reasonably be expected to have a Material Adverse Effect; (e) Maximum Advances. In the case of any type of Advance requested to be made, after giving effect thereto, the aggregate amount of such type of Advance shall not exceed the maximum amount of such type of Advance permitted under this Agreement; and (f) Financial Covenant. The Borrower shall be in pro forma compliance with the Financial Covenant for the most recently ended Test Period. Each request for an Advance by any Loan Party hereunder shall constitute a representation and warranty by each Loan Party as of the date of such Advance that the conditions contained in this subsection shall have been satisfied.

- 89- IX. INFORMATION AS TO LOAN PARTIES AND SUBSIDIARIES. Each Loan Party shall, and shall cause its Subsidiaries to, until the Obligations have been Paid in Full and this Agreement has been terminated: 9.1 Disclosure of Material Matters. Promptly upon learning thereof, report to Administrative Agent and Lenders any investigation, hearing, proceeding or other inquest into Borrower, any Guarantor, or any Affiliate of Borrower or any Guarantor by any Governmental Body with respect to Anti-Terrorism Laws. 9.2 [Reserved]. 9.3 Environmental Reports. (a) To the extent any Loan Party owns any Real Property, furnish Administrative Agent and Lenders, concurrently with the delivery of the financial statements referred to in Section 9.7 hereof, with a certificate signed by the President or other authorized officer of Borrower stating, to the best of his or her knowledge, that each Loan Party is in compliance in all material respects with all applicable Environmental Laws, and to the extent any Loan Party is not in compliance with such Environmental Laws, such certificate shall set forth with specificity all areas of non-compliance and the proposed action such Loan Party will implement in order to achieve full compliance. (b) In the event any Loan Party obtains, gives or receives notice of any Release or threat of Release of a reportable quantity of any Hazardous Materials at any Real Property owned by such Loan Party (any such event being hereinafter referred to as a “Hazardous Discharge”) or receives any notice of violation, request for information or notification that it is potentially responsible for investigation or cleanup of environmental conditions at any Real Property owned by such Loan Party, demand letter or complaint, order, citation, or other written notice with regard to any Hazardous Discharge or violation of Environmental Laws affecting any Real Property owned by such Loan Party or any Loan Party’s interest therein or the operations or the business (any of the foregoing is referred to herein as an “Environmental Complaint”) from any Person, including any Governmental Body, then Borrower shall, within five (5) Business Days, give written notice of same to Administrative Agent detailing facts and circumstances of which any Loan Party is aware giving rise to the Hazardous Discharge or Environmental Complaint. (c) To the extent any Loan Party owns any Real Property, Borrower shall promptly forward to Administrative Agent copies of (i) any request for information, notification of potential liability, demand letter relating to potential responsibility with respect to the investigation or cleanup of Hazardous Materials at any other site owned, operated or used by any Loan Party to manage of Hazardous Materials and shall continue to forward copies of correspondence between any Loan Party and the Governmental Body regarding such claims to Administrative Agent and Lenders until the claim is settled, and (ii) all documents and reports concerning a Hazardous Discharge or Environmental Complaint at such Real Property, operations or business that any Loan Party is required to file under any Environmental Laws. 9.4 [Reserved]. 9.5 Material Occurrences. Promptly notify Administrative Agent and Lenders in writing upon the occurrence of: (a) any Event of Default or Default; (b) any event, development or circumstance whereby any financial statements or other reports furnished to Administrative Agent and Lenders fail in any material respect to fairly present, in accordance with GAAP consistently applied, the financial condition or operating results of any Loan Party as of the date of such statements; (c) any funding deficiency which, if not corrected as provided in Section 4971 of the Code, could subject any Loan Party, any Subsidiary or any member of

- 90- the Controlled Group to a Tax imposed by Section 4971 of the Code; (d) any default by any Loan Party or any of its Subsidiaries in respect of any Indebtedness which could reasonably be expected to result in an Event of Default; and (e) any other development in the business or affairs of any Loan Party or Subsidiary, which the Borrower has determined in good faith could reasonably be expected to have a Material Adverse Effect; in each case describing the nature thereof and the action Loan Parties propose to take with respect thereto. 9.6 [Reserved]. 9.7 Annual Financial Statements. Furnish Administrative Agent and Lenders within one hundred twenty (120) days after the end of each fiscal year of the Loan Parties, (a) audited financial statements of the Borrower and its Subsidiaries on a Consolidated Basis for such fiscal year, including, but not limited to, (i) statements of income and stockholders’ equity and cash flow of the Borrower and its Subsidiaries on a Consolidated Basis from the beginning of such fiscal year to the end of such fiscal year, (ii) the balance sheet of the Borrower and its Subsidiaries on a Consolidated Basis as at the end of such fiscal year, and (iii) a comparison to the respective financial statements for the corresponding date and period in the previous fiscal year, all prepared in accordance with GAAP applied on a basis consistent with prior practices, and in reasonable detail and reported and opined upon without qualification (other than any such exception or explanatory paragraph that is expressly solely with respect to, or expressly resulting solely from, (x) an upcoming maturity date under any Indebtedness occurring within one year from the time such report is delivered or (y) any potential inability to satisfy a financial covenant on a future date or in a future period) by Deloitte & Touche LLP or another independent certified public accounting firm selected by Borrower that is reasonably acceptable to the Administrative Agent and Required Term Lenders (the “Accountants”), (b) unaudited statements of income and stockholders’ equity and cash flow of the Loan Parties on a Consolidated Basis from the beginning of such fiscal year to the end of such fiscal year and an unaudited balance sheet of the Loan Parties on a Consolidated Basis as at the end of such fiscal year, and (c) a completed and executed Compliance Certificate for the Loan Parties and their Subsidiaries on a Consolidated Basis. 9.8 Quarterly Financial Statements. Furnish Administrative Agent and Lenders within forty- five (45) days after the end of the fiscal quarters of the Loan Parties (it being understood that the financial statements delivered pursuant to this Section 9.8 are preliminary and subject to change based on the audit for the applicable fiscal year and adjustments related to the Transactions), (a) an unaudited balance sheet of the Borrower and its Subsidiaries on a Consolidated Basis, an unaudited balance sheet of the Loan Parties on a Consolidated Basis, unaudited statements of income and cash flow of the Borrower and its Subsidiaries on a Consolidated Basis and unaudited statements of income and cash flow of the Loan Parties on a Consolidated Basis, in each case reflecting results of operations from the beginning of the applicable fiscal year to the end of such quarter and for such quarter, prepared on a basis consistent with prior practices and fairly presented in all material respects, subject to normal and recurring year-end adjustments and the absence of footnotes and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous fiscal year, and (b) a completed and executed Compliance Certificate for the Loan Parties on a Consolidated Basis (which shall include any supplements and updates required by Section 9.17 hereof). Notwithstanding anything herein to the contrary, the obligations in Section 9.7 and Section 9.8 may be satisfied with respect to financial information of the Borrower and its Subsidiaries by furnishing the Borrower’s Form 10-K or 10-Q, as applicable, filed with the SEC; provided that to the extent such information is in lieu of information required to be provided under Section 9.7, such materials are accompanied by a report and opinion of one of the Borrower’s Accountants, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall be without qualification (other than any such exception or explanatory paragraph that is expressly solely with respect

- 91- to, or expressly resulting solely from, (x) an upcoming maturity date under any Indebtedness occurring within one year from the time such report is delivered or (y) any potential inability to satisfy a financial covenant on a future date or in a future period). 9.9 [Reserved]. 9.10 Lender Calls. The Borrower will participate in a conference call with the Administrative Agent and the Lenders once during each applicable fiscal quarter within forty-five (45) days after the delivery of the financial statements required to be delivered pursuant to Section 9.7 and Section 9.8, during which the financial condition and results of operations of Borrower and its Subsidiaries shall be discussed. 9.11 Additional Information. Furnish Administrative Agent and Lenders with such additional information as Administrative Agent or any Lender shall reasonably request in order to enable Administrative Agent and Lender to determine whether the terms, covenants, provisions and conditions of this Agreement have been complied with by Loan Parties or otherwise including, without the necessity of any request by Administrative Agent or any Lender, (a) notice of any Loan Party’s opening of any new office or place of business or any Loan Party’s closing of any existing office or place of business within thirty (30) days thereafter, and (b) promptly upon any Loan Party’s learning thereof, notice of any labor dispute to which any Loan Party or Subsidiary may become a party, any strikes or walkouts relating to any of its plants or other facilities, and the expiration of any labor contract to which any Loan Party or Subsidiary is a party or by which any Loan Party or Subsidiary is bound. 9.12 Projections. Furnish Administrative Agent and Lenders, no later than ninety (90) days after the first day of each Loan Party’s fiscal years, commencing with fiscal year ending December 31, 2024, a quarterly Projection of the Borrower and its Subsidiaries on a Consolidated Basis for such fiscal year (including an income statement for each quarter and a balance sheet as at the end of the last month in each fiscal quarter), such Projections to be accompanied by a certificate signed by a Chief Financial Officer (or other authorized officer) of the Borrower to the effect that such projections have been prepared in good faith by Borrower based on assumptions believed by Borrower to be reasonable when made and at the time so furnished. 9.13 Regulatory Matters. Furnish Administrative Agent, promptly but no later than sixty (60) days after the end of the fiscal quarters of the Loan Parties information regarding written communication from the FTC or any other Governmental Body that alleges any material violation of Applicable Law by any Loan Party. 9.14 Notice of Litigation, Etc. Promptly provide Administrative Agent and Lenders notice in writing of (a) any claim, litigation, action, suit, investigation or proceeding asserted against, commenced against or affecting any Loan Party, any of its Subsidiaries or the Collateral, which could, individually or in the aggregate, reasonably be expected to result in an Event of Default or have a Material Adverse Effect, and (b) any lapse or other termination of any Consent issued to any Loan Party by any Governmental Body or any other Person that is material to the operation of any Loan Party’s business or product lines. 9.15 ERISA Notices and Requests. Furnish Administrative Agent and Lenders with written notice promptly, and in any event within five (5) Business Days, in the event that (i) any Loan Party, any Subsidiary or any member of the Controlled Group knows or has reason to know that a Termination Event has occurred, together with a written statement describing such Termination Event and the action, if any, which such Loan Party, Subsidiary or any member of the Controlled Group has taken, is taking, or proposes to take with respect thereto and, when known, any action taken or threatened by the IRS, Department of Labor or PBGC with respect thereto; (ii) any Loan Party, Subsidiary or any member of the Controlled Group knows or has reason to know that a non-exempt prohibited transaction (as defined in Section 406 of

- 92- ERISA or 4975 of the Code) has occurred together with a written statement describing such transaction and the action which such Loan Party, Subsidiary or any member of the Controlled Group has taken, is taking or proposes to take with respect thereto; (iii) a funding waiver request has been filed with respect to any Plan together with all communications received by any Loan Party, Subsidiary or any member of the Controlled Group with respect to such request; (iv) any increase in the benefits of any existing Pension Benefit Plan or the establishment of any new Pension Benefit Plan or the commencement of contributions to any Pension Benefit Plan to which any Loan Party, Subsidiary or any member of the Controlled Group was not previously contributing shall occur; (v) any Loan Party, Subsidiary or any member of the Controlled Group shall receive from the PBGC a notice of intention to terminate a Plan or to have a trustee appointed to administer a Plan, together with copies of each such notice; (vi) any Loan Party, Subsidiary or any member of the Controlled Group shall receive any favorable or unfavorable determination letter from the IRS regarding the qualification of a Plan under Section 401(a) of the Code, together with copies of each such letter; (vii) any Loan Party, Subsidiary or any member of the Controlled Group shall receive a notice regarding the imposition of withdrawal liability, together with copies of each such notice; (viii) any Loan Party, Subsidiary or any member of the Controlled Group shall fail to make a required installment or any other required payment under the Code or ERISA on or before the due date for such installment or payment; or (ix) any Loan Party, Subsidiary or any member of the Controlled Group knows that (w) a Multiemployer Plan has been terminated, (x) the administrator or plan sponsor of a Multiemployer Plan intends to terminate a Multiemployer Plan, (y) the PBGC has instituted or will institute proceedings under Section 4042 of ERISA to terminate a Multiemployer Plan or (z) a Multiemployer Plan is subject to Section 432 of the Code or Section 305 of ERISA. 9.16 Additional Documents. Execute and deliver to Administrative Agent, upon request, such documents and agreements as it may, from time to time, reasonably request to carry out the purposes, terms or conditions of this Agreement. 9.17 Updates to Certain Schedules; Collateral Information Certificate. Deliver to Administrative Agent and Lenders promptly as shall be required to maintain the related representations and warranties as true and correct, preserve and maintain the Liens granted to the Secured Parties and otherwise comply with the covenants set forth herein, updates to Schedules 4.4 (Locations of equipment and Inventory), 5.2(b) (Subsidiaries), 5.9 (Intellectual Property), and 5.23 (Equity Interests) hereto and to the Schedules in the Collateral Information Certificate, or, in the alternative, a certification that there have been no changes to the disclosures in any such Schedules since delivery of the last Compliance Certificate; provided, that absent the occurrence and continuance of any Event of Default, Loan Parties shall only be required to provide such updates on a quarterly basis in connection with delivery of a Compliance Certificate with respect to the applicable fiscal quarter. Any such updated Schedules delivered by Loan Parties to Administrative Agent in accordance with this Section 9.17 shall automatically and immediately be deemed to amend and restate the prior version of such Schedule previously delivered to Administrative Agent and attached to and made part of this Agreement and the Collateral Information Certificate, as applicable. X. EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an “Event of Default”: 10.1 Nonpayment. Failure by any Loan Party to pay (a) when due, any principal (together with any premium, including the Prepayment Premium if applicable) in respect of the Obligations or any interest in respect of the Obligations (including without limitation pursuant to Section 2.9 hereof) or (b) any other fee, charge, amount or liability provided for herein or in any Other Document within three (3) Business Days after any such fee, charge, amount or liability becomes due in accordance with the terms hereof or

- 93- thereof, in each case whether at maturity, by reason of acceleration pursuant to the terms of this Agreement, by notice of intention to prepay or by required prepayment. 10.2 Breach of Representation. Except as provided in Section 10.16 hereof, any representation or warranty made or deemed made by any Loan Party in this Agreement, any Other Document or any related agreement or in any certificate, document or financial or other statement furnished at any time in connection herewith or therewith shall prove to have been incorrect or misleading in any material respect on the date when made or deemed to have been made; 10.3 Financial Information. Failure by any Loan Party to furnish financial information when due hereunder or, if no due date is specified herein, within ten (10) Business Days following a request therefor; 10.4 Judicial Actions. Issuance of a notice of Lien, levy, assessment, injunction or attachment against a material portion of the Collateral which is not stayed or lifted within thirty (30) days; 10.5 Noncompliance. Except as otherwise provided for in Sections 10.1, 10.2, 10.3, 10.5(b), and 10.16 hereof, (a) failure or neglect of any Loan Party or any other Person to perform, keep or observe any term, provision, condition, covenant herein contained, or contained in any Other Document or any other agreement or arrangement, now or hereafter entered into between any Loan Party or such Person which is not cured within thirty (30) days after the earlier of (x) knowledge of such failure or neglect by an authorized officer of any Loan Party or (y) the receipt by Borrower of written notice of such failure or neglect from Administrative Agent or any Lender (provided that such thirty (30) day period shall not apply in the case of any failure or neglect to perform, keep or observe any term, provision, condition or covenant which is not capable of being cured at all or within such thirty (30) day period), (b) failure or neglect of any Loan Party to perform, keep or observe any term, provision, condition or covenant, contained in Sections 2.21, 4.6, 6.1(a)(i), 6.2(b)(i), 6.5, 6.6, 6.13, 6.15 (other than as a result of a failure of the Administrative Agent to act), any Section of Article VII, 9.1(b), 9.5(a), 9.7, 9.8, 9.12 and 9.15(c) hereof, or (c) failure or neglect of any Loan Party to perform, keep or observe any term, provision, condition or covenant, contained in Sections 4.2, and 4.8 (other than as a result of a failure of the Administrative Agent to act), which is not cured within ten (10) days after the earlier of (i) knowledge of such failure or neglect by an authorized officer of any Loan Party or (ii) the receipt by Borrower of written notice of such failure or neglect from Administrative Agent or any Lender (provided that such ten (10) day period shall not apply in the case of any failure or neglect to perform, keep or observe any term, provision, condition or covenant which is not capable of being cured at all or within such ten (10) day period); 10.6 Judgments. Any judgment or judgments, writ(s), order(s) or decree(s) for the payment of money in excess of $5,000,000 are rendered against one or more Loan Parties or their Subsidiaries, in each case, to the extent not covered by insurance as to which the relevant insurance company has not denied coverage in writing, and all such judgments, writs, orders or decrees shall not have been satisfied, discharged, vacated or stayed or bonded pending appeal within thirty (30) days from the entry thereof; 10.7 Bankruptcy. Any Loan Party or any Subsidiary of any Loan Party shall (a) apply for, consent to or suffer the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or similar fiduciary of itself or of all or a substantial part of its property, (b) admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business, (c) make a general assignment for the benefit of creditors, (d) commence a voluntary case (including any Insolvency Proceeding) under any state, federal or foreign bankruptcy or receivership laws (as now or hereafter in effect), (e) be adjudicated a bankrupt or insolvent (including by entry of any order for relief in any involuntary bankruptcy or Insolvency Proceeding commenced against it), (f) file a petition seeking to take advantage of any other law providing for the relief of debtors, (g) acquiesce to, or fail to

- 94- have dismissed, within sixty (60) days, any petition filed against it in any involuntary case under such bankruptcy or insolvency laws, or (h) take any action for the purpose of effecting any of the foregoing; 10.8 Lien Priority. Any Lien created hereunder or provided for hereby or under any related agreement for any reason ceases to be or is not a valid and perfected Lien having a first priority interest (subject only to Permitted Encumbrances that have priority as a matter of Applicable Law to the extent such Liens only attach to Collateral other than Subsidiary Stock, Receivables or Inventory); 10.9 Cross Default. Any specified “event of default” under any Material Indebtedness (other than the Obligations) of any Loan Party, or any other event or circumstance which would permit the holder of any such Indebtedness of any Loan Party to accelerate such Indebtedness (and/or the obligations of Loan Party thereunder) prior to the scheduled maturity or termination thereof, shall occur (regardless of whether the holder of such Indebtedness shall actually accelerate, terminate or otherwise exercise any rights or remedies with respect to such Indebtedness) 10.10 Breach of Guaranty, Guarantor Security Agreement or Other Document. Termination or breach of any Guaranty, Guarantor Security Agreement, Other Document (after giving effect to any applicable notice or cure periods) or similar agreement executed and delivered to Administrative Agent in connection with the Obligations of any Loan Party, or if any Loan Party or pledgor attempts to terminate, challenges the validity of, or its liability under, any such document or similar agreement; 10.11 Change of Control. Any Change of Control shall occur; 10.12 Invalidity. Any material provision of this Agreement or any Other Document shall, for any reason, cease to be valid and binding on any Loan Party, or any Loan Party shall so claim in writing to Administrative Agent or any Lender or any Loan Party challenges the validity of or its liability under this Agreement or any Other Document; 10.13 [Reserved]; 10.14 [Reserved]; 10.15 Plans; ERISA. An event or condition specified in Section 7.16 or 9.15 hereof shall occur or exist with respect to any Plan and, as a result of such event or condition, together with all other such events or conditions, any Loan Party, any Subsidiary or any member of the Controlled Group shall incur, or in the opinion of Administrative Agent be reasonably likely to incur, a liability to a Plan and/or the PBGC, the Department of Labor or the Internal Revenue Service, which, in the reasonable judgment of Administrative Agent, would have a Material Adverse Effect (or total any specified dollar amount set forth in such Sections); or the occurrence of any Termination Event, or any Loan Party’s failure to report a Termination Event in accordance with Section 9.15 hereof; 10.16 Anti-Money Laundering/International Trade Law Compliance. (a) Any representation or warranty contained in Section 16.18 hereof is or becomes false or misleading at any time, or (b) any Loan Party shall fail to comply with its obligations under Section 16.18 hereof. XI. LENDERS’ RIGHTS AND REMEDIES AFTER DEFAULT. 11.1 Rights and Remedies. (a) Upon the occurrence of: (i) an Event of Default pursuant to Section 10.7 hereof, all Obligations (including any prepayment) shall be immediately due and payable and this Agreement and

- 95- the obligation of Lenders to make Advances shall be deemed terminated, (ii) any other Event of Default and at any time thereafter, at the option of Administrative Agent or at the direction of Required Lenders, all Obligations (including any premium, including the Prepayment Premium if applicable) shall be immediately due and payable and Administrative Agent or Required Lenders shall have the right to terminate this Agreement and to terminate the obligation of Lenders to make Advances, and (iii) without limiting Section 8.2 hereof, any Event of Default under Section 10.7(g) hereof arising as a result of the commencement of an involuntary Insolvency Proceeding, the obligation of Lenders to make Advances hereunder shall be suspended until such time as such Insolvency Proceeding shall be dismissed. Upon the occurrence of any Event of Default, Administrative Agent may, or at the direction of Required Lenders shall, exercise any and all rights and remedies provided for herein, under the Other Documents, under the Uniform Commercial Code and at law or equity generally, including the right to foreclose the security interests granted herein and to realize upon any Collateral by any available judicial procedure and/or to take possession of and sell any or all of the Collateral with or without judicial process. Administrative Agent may enter any of any Loan Party’s premises or other premises without legal process and without incurring liability to any Loan Party therefor, and Administrative Agent may thereupon, or at any time thereafter, in its discretion without notice or demand, take the Collateral and remove the same to such place as Administrative Agent may deem advisable and Administrative Agent may require Loan Parties to make the Collateral available to Administrative Agent at a convenient place. With or without having the Collateral at the time or place of sale, Administrative Agent may sell the Collateral, or any part thereof, at public or private sale, at any time or place, in one or more sales, at such price or prices, and upon such terms, either for cash, credit or future delivery, as Administrative Agent may elect. Except as to that part of the Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Administrative Agent shall give Loan Parties reasonable notification of such sale or sales, it being agreed that in all events written notice mailed to Borrower at least ten (10) days prior to such sale or sales is reasonable notification. At any public sale Administrative Agent or any Lender may bid (including credit bid) for and become the purchaser, and Administrative Agent, any Lender or any other purchaser at any such sale thereafter shall hold the Collateral sold absolutely free from any claim or right of whatsoever kind, including any equity of redemption and all such claims, rights and equities are hereby expressly waived and released by each Loan Party. In connection with the exercise of the foregoing remedies, including the sale of Inventory, Administrative Agent is granted a perpetual nonrevocable, royalty free, nonexclusive license to, and Administrative Agent is granted permission to use, all of each Loan Party’s (a) owned or licensed Intellectual Property which is used or useful in connection with Inventory or other Collateral for the purpose of marketing, advertising for sale and selling or otherwise disposing of such Inventory or other Collateral and (b) equipment for the purpose of completing the manufacture of unfinished goods. The cash proceeds realized from the sale of any Collateral shall be applied to the Obligations in the order set forth in Section 11.5 hereof. Non-cash proceeds will only be applied to the Obligations as they are converted into cash. If any deficiency shall arise, Loan Parties shall remain liable to Administrative Agent and Lenders therefor. (b) To the extent that Applicable Law imposes duties on Administrative Agent to exercise remedies in a commercially reasonable manner, each Loan Party acknowledges and agrees that it is not commercially unreasonable for Administrative Agent: (i) to fail to incur expenses reasonably deemed significant by Administrative Agent to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition; (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of; (iii) to fail to exercise collection remedies against Customers or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral; (iv) to exercise collection remedies against Customers and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists; (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature; (vi) to

- 96- contact other Persons, whether or not in the same business as any Loan Party, for expressions of interest in acquiring all or any portion of such Collateral; (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature; (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets; (ix) to dispose of assets in wholesale rather than retail markets; (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure Administrative Agent against risks of loss, collection or disposition of Collateral or to provide to Administrative Agent a guaranteed return from the collection or disposition of Collateral; or (xii) to the extent deemed appropriate by the Administrative Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Administrative Agent in the collection or disposition of any of the Collateral. Each Loan Party acknowledges that the purpose of this Section 11.1(b) is to provide non-exhaustive indications of what actions or omissions by Administrative Agent would not be commercially unreasonable in Administrative Agent’s exercise of remedies against the Collateral and that other actions or omissions by Administrative Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 11.1(b). Without limitation upon the foregoing, nothing contained in this Section 11.1(b) shall be construed to grant any rights to any Loan Party or to impose any duties on Administrative Agent that would not have been granted or imposed by this Agreement or by Applicable Law in the absence of this Section 11.1(b). (c) Without limiting any other provision hereof: (i) At any bona fide public sale, and to the extent permitted by Applicable Law, at any private sale, Administrative Agent shall be free to purchase all or any part of the Investment Property Collateral. Any such sale may be on cash or credit. Administrative Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Investment Property Collateral for their own account in compliance with Regulation D of the Securities Act or any other applicable exemption available under the Securities Act. Administrative Agent will not be obligated to make any sale if it determines not to do so, regardless of the fact that notice of the sale may have been given. Administrative Agent may adjourn any sale and sell at the time and place to which the sale is adjourned. If the Investment Property Collateral is customarily sold on a recognized market or threatens to decline speedily in value, Administrative Agent may sell such Investment Property Collateral at any time without giving prior notice to any Loan Party or other Person. (ii) Each Loan Party recognizes that Administrative Agent may be unable to effect or cause to be effected a public sale of the Investment Property Collateral by reason of certain prohibitions contained in the Securities Act, so that Administrative Agent may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire the Investment Property Collateral for their own account, for investment and without a view to the distribution or resale thereof. Each Loan Party understands that private sales so made may be at prices and on other terms less favorable to the seller than if the Investment Property Collateral were sold at public sales, and agrees that Administrative Agent has no obligation to delay or agree to delay the sale of any of the Investment Property Collateral for the period of time necessary to permit the issuer of the securities which are part of the Investment Property Collateral (even if the issuer would agree), to register such securities for sale under the Securities Act. Each Loan Party agrees that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner. (iii) The net proceeds arising from the disposition of the Investment Property Collateral after deducting expenses incurred by Administrative Agent will be applied to the Obligations pursuant to Section 11.5 hereof. If any excess remains after the discharge in full in cash of all of the

- 97- Obligations, the same will be paid to the applicable Loan Party or to any other Person that may be legally entitled thereto. (iv) At any time after the occurrence and during the continuance of an Event of Default (A) Administrative Agent may transfer any or all of the Investment Property Collateral into its name or that of its nominee and may exercise all voting rights with respect to the Investment Property Collateral (and, upon giving notice of such transfer to Borrower, all such rights of the Loan Parties shall cease; provided the Administrative Agent may, in its sole discretion, permit the Loan Parties to continue to exercise such rights), but no such transfer shall constitute a taking of such Investment Property Collateral in satisfaction of any or all of the Obligations, and (B) Administrative Agent shall be entitled to receive, for application to the Obligations, all cash or stock dividends and distributions, interest and premiums declared or paid on the Investment Property Collateral (and all rights of the Loan Parties with respect thereto shall cease). (d) (i) Without limiting any other provision hereof, it is understood and agreed that if the Term Loans are accelerated or otherwise become due, in each case, in respect of any Event of Default including upon the occurrence of a bankruptcy or insolvency related event (including acceleration of claims by operation of law) or upon the occurrence of the board of directors (or similar governing body or any Person having control of any Loan Party (or any committee thereof) or of any directors (or similar governing body or any Person having Control) of any Loan Party (or any committee thereof) adopting any resolution or otherwise authorizing any action to approve any bankruptcy or insolvency related event) (each of the foregoing, a “Specified Event”), the Prepayment Premium that would have applied if, at the time the Term Loans are accelerated or otherwise become due, the Borrower had paid, refinanced, substituted or replaced any or all of the Term Loans will also be automatically and immediately due and payable and Prepayment Premium shall constitute part of the Obligations, in view of the impracticability and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of the Term Loan Lenders’ damages as a result thereof. Any Prepayment Premium payable hereunder shall be presumed to be the liquidated damages sustained by the Term Loan Lenders as the result of such Specified Event and the Borrower and the other Loan Parties agree that the Prepayment Premium is reasonable under the circumstances currently existing. The Prepayment Premium that would have applied if, at the time the Term Loans are satisfied or released by foreclosure, (whether by power of judicial proceeding), deed in lieu of foreclosure or by any other similar means, the Borrower had paid, refinanced, substituted or replaced any or all of the Term Loans shall also be payable in the event the Obligations (and/or this Agreement) are satisfied or released by foreclosure (whether by power of judicial proceeding), deed in lieu of foreclosure or by any other similar means. (ii) THE BORROWER AND EACH OTHER LOAN PARTY EXPRESSLY WAIVES (TO THE FULLEST EXTENT IT MAY LAWFULLY DO SO) THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE PREPAYMENT PREMIUM IN CONNECTION WITH ANY SUCH SPECIFIED EVENT. (iii) The Borrower and each other Loan Party expressly agrees (to the fullest extent that it may lawfully do so) that: (A) the Prepayment Premium is reasonable and is the product of an arm’s length transaction between sophisticated business people, ably represented by counsel; (B) the Prepayment Premium shall be payable notwithstanding the then prevailing market rates at the time payment is made; (C) there has been a course of conduct between the (I) Initial Term Loan Lenders and the Borrower and the other Loan Parties and (II) the Delayed Draw Term Loan Lenders and the Borrower and the other Loan Parties, in each case giving specific consideration in this transaction for such agreement to pay the Prepayment Premium; and (D) the Borrower and each other Loan Party shall each be estopped hereafter from claiming differently than as agreed to in this paragraph.

- 98- (iv) The Borrower and each other Loan Party expressly acknowledges that its agreement to pay the Prepayment Premium to the Initial Term Loan Lenders and Delayed Draw Term Loan Lenders as herein described is a material inducement to the Initial Term Loan Lenders and Delayed Draw Term Loan Lenders to provide the Initial Term Loans and Delayed Draw Term Loans, respectively. At any time after the occurrence and during the continuance of an Event of Default (A) Administrative Agent may transfer any or all of the Investment Property Collateral into its name or that of its nominee and may exercise all voting rights with respect to the Investment Property Collateral (and all such rights of the Loan Parties shall cease; provided the Administrative Agent may, in its sole discretion, permit the Loan Parties to continue to exercise such rights), but no such transfer shall constitute a taking of such Investment Property Collateral in satisfaction of any or all of the Obligations, and (B) Administrative Agent shall be entitled to receive, for application to the Obligations, all cash or stock dividends and distributions, interest and premiums declared or paid on the Investment Property Collateral (and all rights of the Loan Parties with respect thereto shall cease). 11.2 Administrative Agent’s Discretion. Subject to Section 16.2 hereof and any separate agreement among the Lenders, Administrative Agent shall have the right in its sole discretion to determine which rights, Liens, security interests or remedies Administrative Agent may at any time pursue, relinquish, subordinate, or modify, which procedures, timing and methodologies to employ, and what any other action to take with respect to any or all of the Collateral and in what order, thereto and such determination will not in any way modify or affect any of Administrative Agent’s or Lenders’ rights hereunder as against Loan Parties or each other. 11.3 Setoff. Subject to Section 14.13, in addition to any other rights which Administrative Agent or any Lender may have under Applicable Law, upon the occurrence of an Event of Default hereunder, Administrative Agent and such Lender shall have a right, immediately and without notice of any kind, to apply any Loan Party’s property held by Administrative Agent and such Lender or any of their Affiliates to reduce the Obligations and to exercise any and all rights of setoff which may be available to Administrative Agent and such Lender with respect to any deposits held by Administrative Agent or such Lender. 11.4 Rights and Remedies not Exclusive. The enumeration of the foregoing rights and remedies is not intended to be exhaustive and the exercise of any rights or remedy shall not preclude the exercise of any other right or remedies provided for herein or otherwise provided by law, all of which shall be cumulative and not alternative. 11.5 Allocation of Payments After Event of Default. Notwithstanding any other provisions of this Agreement to the contrary but subject to any other written agreements among the Administrative Agent and/or Lenders, after the occurrence and during the continuance of an Event of Default, all amounts collected or received by Administrative Agent on account of the Obligations, or in respect of the Collateral may, at Administrative Agent’s discretion or, shall at the direction of Required Lenders, be paid over or delivered as follows: FIRST, ratably to the payment of all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees) of Administrative Agent in connection with enforcing its rights and the rights of Lenders under this Agreement and the Other Documents or otherwise under or pursuant to the terms of this Agreement; SECOND, ratably to payment of any fees owed to Administrative Agent;

- 99- THIRD, ratably to the payment of all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees) of each of the Lenders to the extent owing to such Lender pursuant to the terms of this Agreement; FOURTH, ratably to the payment of all Obligations consisting of accrued fees and interest; FIFTH, ratably to the payment of the outstanding principal amount of the Obligations (including any premium amounts, including the Prepayment Premium); SIXTH, ratably to all other Obligations which shall have become due and payable (hereunder, under the Other Documents or otherwise) and not repaid pursuant to clauses “FIRST” through “FIFTH” above; and SEVENTH, to the payment of the surplus, if any, to whoever may be lawfully entitled to receive such surplus. In carrying out the foregoing, (i) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; (ii) each of the Administrative Agent and the Lenders, as applicable, shall receive (so long as it is not a Defaulting Lender) an amount equal to its pro rata share (based on the proportion that the then outstanding Advances held by such Lender bears to the aggregate then outstanding Advances) of amounts available to be applied pursuant to clauses “FOURTH”, “FIFTH” and “SIXTH” above; and (iii) notwithstanding anything to the contrary in this Section 11.5, no Swap Obligations of any Non-Qualifying Party shall be paid with amounts received from such Non-Qualifying Party under its Guaranty (including sums received as a result of the exercise of remedies with respect to such Guaranty) or from the proceeds of such Non-Qualifying Party’s Collateral if such Swap Obligations would constitute Excluded Hedge Liabilities, provided, however, that to the extent possible appropriate adjustments shall be made with respect to payments and/or the proceeds of Collateral from Borrower and/or Guarantors that are Eligible Contract Participants with respect to such Swap Obligations to preserve the allocation to Obligations otherwise set forth above in this Section 11.5. XII. WAIVERS AND JUDICIAL PROCEEDINGS. 12.1 Waiver of Notice. Each Loan Party hereby waives notice of non-payment of any of the Receivables, demand, presentment, protest and notice thereof with respect to any and all instruments, notice of acceptance hereof, notice of loans or advances made, credit extended, Collateral received or delivered, or any other action taken in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein. 12.2 Delay. No delay or omission on Administrative Agent’s or any Lender’s part in exercising any right, remedy or option shall operate as a waiver of such or any other right, remedy or option or of any Default or Event of Default. 12.3 Jury Waiver. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, COUNTERCLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT, ANY OTHER DOCUMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, ANY OTHER DOCUMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE

- 100- WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HEREBY CONSENTS THAT ANY SUCH CLAIM, COUNTERCLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. XIII. EFFECTIVE DATE AND TERMINATION. 13.1 Term. This Agreement, which shall inure to the benefit of and shall be binding upon the respective successors and permitted assigns of each Loan Party, Administrative Agent and each Lender, shall become effective on the Closing Date (subject to Section 8.1(a) hereof) and shall continue in full force and effect until October 20, 2028 (the “Term”) unless sooner terminated as herein provided. Loan Parties may terminate this Agreement at any time upon ten (10) days prior written notice to Administrative Agent upon Payment in Full in cash of the Obligations. 13.2 Termination. The termination of the Agreement shall not affect Administrative Agent’s or any Lender’s rights, or any of the Obligations having their inception or otherwise outstanding prior to or as of the effective date of such termination or any Obligations which pursuant to the terms hereof continue to accrue after such date, and the provisions hereof shall continue to be fully operative until (a) all transactions entered into, rights or interests created and Obligations have been fully and indefeasibly paid, disposed of, concluded or liquidated in cash, and (b) all Loan Parties have released Secured Parties from and against any and all claims of any nature whatsoever that any Loan Party may have against Secured Parties. The security interests, Liens and rights granted to Agent and Lenders hereunder and the financing statements filed hereunder shall continue in full force and effect, notwithstanding the termination of this Agreement or the fact that Borrower’s Account may from time to time be temporarily in a zero or credit position, until all of the Obligations of each Loan Party have been Paid in Full after the termination of this Agreement or each Loan Party has furnished Administrative Agent and Lenders with an indemnification satisfactory to Administrative Agent with respect thereto. Accordingly, each Loan Party waives any rights which it may have under the Uniform Commercial Code to demand the filing of termination statements with respect to the Collateral, and Administrative Agent shall not be required to send such termination statements to each Loan Party, or to file them with any filing office, unless and until this Agreement shall have been terminated in accordance with its terms and all Obligations have been Paid in Full. All representations, warranties, covenants, waivers and agreements contained herein shall survive termination hereof until all Obligations are Paid in Full. XIV. REGARDING ADMINISTRATIVE AGENT AND ARRANGER. 14.1 Appointment. Each Lender hereby designates Apollo Administrative Agency LLC to act as Administrative Agent for such Lender under this Agreement and the Other Documents. Each Lender hereby irrevocably authorizes Administrative Agent to take such action on its behalf under the provisions of this Agreement and the Other Documents and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto and Administrative Agent shall hold all Collateral, payments of principal and interest, fees (except the fees set forth in Section 2.8(b) hereof and to the extent set forth in the Fee Letter), charges and collections received pursuant to this Agreement, for the ratable benefit of Lenders. Administrative Agent may perform any of its duties hereunder by or through its agents or employees. As to any matters not expressly provided for by this Agreement (including collection of the Notes) Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully

- 101- protected in so acting or refraining from acting) upon the instructions of Required Lenders, and such instructions shall be binding; provided, however, that Administrative Agent shall not be required to take any action which, in its discretion, exposes the Administrative Agent to liability or which is contrary to this Agreement or the Other Documents or Applicable Law unless Administrative Agent is furnished with an indemnification reasonably satisfactory to it with respect thereto. 14.2 Nature of Duties. Administrative Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the Other Documents. Neither Administrative Agent nor any of its officers, directors, employees or agents shall be (i) liable for any action taken or omitted by them as such hereunder or in connection herewith, unless caused by their gross (not mere) negligence or willful misconduct (as determined by a court of competent jurisdiction in a final non-appealable judgment), or (ii) responsible in any manner for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement, or in any of the Other Documents or in any certificate, report, statement or other document referred to or provided for in, or received by Administrative Agent under or in connection with, this Agreement or any of the Other Documents or for the value, validity, effectiveness, genuineness, due execution, enforceability or sufficiency of this Agreement, or any of the Other Documents or for any failure of any Loan Party to perform its obligations hereunder. Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any of the Other Documents, or to inspect the properties, books or records of any Loan Party. The duties of Administrative as respects the Advances to Loan Parties shall be mechanical and administrative in nature; neither the Administrative Agent nor the Arranger shall have by reason of this Agreement a fiduciary relationship in respect of any Lender, any Loan Party or any other Person; and nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Administrative Agent any obligations in respect of this Agreement or the transactions described herein except as expressly set forth herein. 14.3 Lack of Reliance on Administrative Agent and Arranger. (a) Independently and without reliance upon Administrative Agent, the Arranger or any other Lender, each Lender has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of each Loan Party in connection with the making and the continuance of the Advances hereunder and the taking or not taking of any action in connection herewith, and (ii) its own appraisal of the creditworthiness of each Loan Party. Neither the Administrative Agent nor the Arranger shall have any duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before making of the Advances or at any time or times thereafter except as shall be provided by any Loan Party pursuant to the terms hereof. Neither the Administrative Agent nor the Arranger shall be responsible to any Lender for any recitals, statements, information, representations or warranties herein or in any agreement, document, certificate or a statement delivered in connection with or for the execution, effectiveness, genuineness, validity, enforceability, collectability or sufficiency of this Agreement or any Other Document, or of the financial condition of any Loan Party, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement, the Notes, the Other Documents or the financial condition or prospects of any Loan Party, or the existence of any Event of Default or any Default. (b) The Administrative Agent, the Arranger and each of their respective Affiliates hereby informs the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Term Loan Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans or the Term Loan

- 102- Commitments for an amount less than the amount being paid for an interest in the Loans or the Term Loan Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Other Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal- away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing. 14.4 Resignation/Removal of Administrative Agent; Successor Administrative Agent. Administrative Agent may resign on thirty (30) days written notice to each Lender and Borrower. If Administrative Agent is not a Lender, Administrative Agent may be removed in a writing delivered to Borrower and Administrative Agent and signed by Required Lenders. Upon any such resignation or removal, Required Lenders will promptly designate a successor Administrative Agent reasonably satisfactory to Loan Parties; provided, that no notice to or approval of Loan Parties shall be required (i) in any case where the successor Administrative Agent is one of the Lenders or (ii) after the occurrence and during the continuance of any Event of Default. Any such successor Administrative Agent shall succeed to the rights, powers and duties of Administrative Agent and shall in particular succeed to all of Administrative Agent’s right, title and interest in and to all of the Liens in the Collateral securing the Obligations created hereunder or any Other Document, and the term “Administrative Agent” shall mean such successor agent effective upon its appointment, and the former Administrative Agent’s rights, powers and duties as Administrative Agent, shall be terminated, without any other or further act or deed on the part of such former Administrative Agent. However, notwithstanding the foregoing, if at the time of the effectiveness of the new applicable Administrative Agent’s appointment, any further actions need to be taken in order to provide for the legally binding and valid transfer of any Liens in the Collateral from former applicable Administrative Agent to new applicable Administrative Agent and/or for the perfection of any Liens in the Collateral as held by new applicable Administrative Agent or it is otherwise not then possible for new applicable Administrative Agent to become the holder of a fully valid, enforceable and perfected Lien as to any of the Collateral, former applicable Administrative Agent shall continue to hold such Liens solely as agent for perfection of such Liens on behalf of new applicable Administrative Agent until such time as new applicable Administrative Agent can obtain a fully valid, enforceable and perfected Lien on all Collateral, provided, that Administrative Agent shall not be required to or have any liability or responsibility to take any further actions after such date for perfection to continue of any such Liens (other than to forego from taking any affirmative action to release any such Liens). After Administrative Agent’s resignation (or removal) as Administrative Agent the provisions of this Article XIV, and any indemnification rights under this Agreement, including without limitation, rights arising under Section 16.5 hereof, shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement (and in the event resigning (or removed) Administrative Agent continues to hold any Liens pursuant to the provisions of the immediately preceding sentence, the provisions of this Article XIV and any indemnification rights under this Agreement, including without limitation, rights arising under Section 16.5 hereof, shall inure to its benefit as to any actions taken or omitted to be taken by it in connection with such Liens). 14.5 Certain Rights of Administrative Agent. If Administrative Agent shall request instructions from Lenders with respect to any act or action (including failure to act) in connection with this Agreement or any Other Document, the Administrative Agent shall be entitled to refrain from such act or taking such action unless and until the Administrative Agent shall have received instructions from Required Lenders; and Administrative Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, Lenders shall not have any right of action whatsoever against the Administrative Agent as a result of its acting or refraining from acting hereunder in accordance with the instructions of Required Lenders.

- 103- 14.6 Reliance. Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, email, facsimile, telex, teletype or telecopier message, cablegram, order or other document or telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper person or entity, and, with respect to all legal matters pertaining to this Agreement and the Other Documents and its duties hereunder, upon advice of counsel selected by it. Administrative Agent may employ agents and attorneys-in-fact and shall not be liable for the default or misconduct of any such agents or attorneys-in-fact selected by the Administrative Agent with reasonable care. 14.7 Notice of Default. Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder or under the Other Documents, unless Administrative Agent has received notice from a Lender or Borrower referring to this Agreement or the Other Documents, describing such Default or Event of Default and stating that such notice is a “notice of default”. In the event that the Administrative Agent receives such a notice, the Administrative Agent shall provide such notice to the other Lenders. Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by Required Lenders; provided, that, unless and until Administrative Agent shall have received such directions, Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of Lenders. 14.8 Indemnification. To the extent Administrative Agent, is not reimbursed and indemnified by Loan Parties, each Lender will reimburse and indemnify Administrative Agent in proportion to its respective portion of the outstanding Advances and its respective Delayed Draw Term Loan Commitments, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against Administrative Agent in performing its duties hereunder, or in any way relating to or arising out of this Agreement or any Other Document; provided that Lenders shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from Administrative Agent’s gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final non-appealable judgment). 14.9 Administrative Agent in Its Individual Capacity. With respect to the obligation of Administrative Agent to lend under this Agreement, the Advances made by it shall have the same rights and powers hereunder as any other Lender and as if it were not performing the duties as Administrative Agent specified herein; and the term “Lender” or any similar term shall, unless the context clearly otherwise indicates, include Administrative Agent in its individual capacity as a Lender. Administrative Agent may engage in business with any Loan Party as if it were not performing the duties specified herein, and may accept fees and other consideration from any Loan Party for services in connection with this Agreement or otherwise without having to account for the same to Lenders. 14.10 Delivery of Documents. (a) To the extent Administrative Agent receives financial statements required under Sections 9.7, 9.8, 9.12 and 9.13 hereof from any Loan Party pursuant to the terms of this Agreement (together with any other materials or information provided by or on behalf of any Loan Party hereunder, collectively, the “Borrower Materials”) which any Loan Party is not obligated to deliver to each Lender, Administrative Agent will promptly furnish such documents and information to Lenders. (b) The Borrower hereby acknowledges that (a) the Administrative Agent may make the Borrower Materials available to the Lenders by posting the Borrower Materials on IntraLinks, SyndTrak, ClearPar or other electronic system (the “Platform”) and (b) certain of the Lenders may have

- 104- personnel who do not wish to receive any information with respect to the Borrower or its Subsidiaries or their respective securities that is not Public-Side Information, and who may be engaged in investment and other market-related activities with respect to such Person’s securities (each, a “Public Lender”). (c) The Borrower hereby agrees that (a) at the Administrative Agent’s request, all Borrower Materials that are to be made available to Public Lenders will be clearly and conspicuously marked “PUBLIC” which, at a minimum, means that the word “PUBLIC” will appear prominently on the first page thereof; (b) by marking Borrower Materials “PUBLIC,” the Borrower will be deemed to have authorized the Administrative Agent and the Lenders a to treat such Borrower Materials as containing only Public-Side Information; (c) all Borrower Materials marked “PUBLIC” and, except to the extent the Borrower notifies the Administrative Agent to the contrary, any Borrower Materials provided pursuant to Sections 9.7, 9.8, 9.12 and 9.13 are permitted to be made available through a portion of the Platform designated as “Public Side Information”; and (d) the Administrative Agent and the Arranger shall be entitled to treat Borrower Materials that are not specifically identified as “PUBLIC” as being suitable only for posting on a portion of the Platform not designated as “Public Side Information.” Notwithstanding the foregoing, the Borrower shall be under no obligation to mark the Borrower Materials “PUBLIC.” 14.11 Loan Parties Undertaking to Administrative Agent. Without prejudice to their respective obligations to Lenders under the other provisions of this Agreement, each Loan Party hereby undertakes with Administrative Agent to pay to Administrative Agent from time to time on demand all amounts from time to time due and payable by it for the account of Administrative Agent or Lenders or any of them pursuant to this Agreement to the extent not already paid. Any payment made pursuant to any such demand shall pro tanto satisfy the relevant Loan Party’s obligations to make payments for the account of Lenders or the relevant one or more of them pursuant to this Agreement. 14.12 No Reliance on Administrative Agent’s Customer Identification Program. To the extent the Advances or this Agreement is, or becomes, syndicated in cooperation with other Lenders, each Lender acknowledges and agrees that neither such Lender, nor any of its Affiliates, participants or assignees, may rely on Administrative Agent to carry out such Lender’s, Affiliate’s, participant’s or assignee’s customer identification program, or other obligations required or imposed under or pursuant to the USA PATRIOT Act or the regulations thereunder, including the regulations contained in 31 CFR 103.121 (as hereafter amended or replaced, the “CIP Regulations”), or any other Anti-Terrorism Law, including any programs involving any of the following items relating to or in connection with any of Loan Parties, their Affiliates or their agents, the Other Documents or the transactions hereunder or contemplated hereby: (i) any identity verification procedures, (ii) any recordkeeping, (iii) comparisons with government lists, (iv) customer notices or (v) other procedures required under the CIP Regulations or such Anti-Terrorism Laws. 14.13 Other Agreements. Each of the Lenders agrees that it shall not, without the express consent of Administrative Agent, and that it shall, to the extent it is lawfully entitled to do so, upon the request of Administrative Agent, set off against the Obligations, any amounts owing by such Lender to any Loan Party or any deposit accounts of any Loan Party now or hereafter maintained with such Lender. Anything in this Agreement to the contrary notwithstanding, each of the Lenders further agrees that it shall not, unless specifically requested to do so by Administrative Agent, take any action to protect or enforce its rights arising out of this Agreement or the Other Documents, it being the intent of Lenders that any such action to protect or enforce rights under this Agreement and the Other Documents shall be taken in concert and at the direction or with the consent of Administrative Agent or Required Lenders. 14.14 Erroneous Payments. (a) If the Administrative Agent notifies a Lender or other Secured Party, or any Person who has received funds on behalf of a Lender or Secured Party (any such Lender, Secured Party or other

- 105- recipient, a “Payment Recipient”) that the Administrative Agent has determined in its reasonable discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, Secured Party or other Payment Recipient on its behalf) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands in writing the return of such Erroneous Payment (or a portion thereof) (provided, that, the Administrative Agent may not make any such demand under this Section with respect to an Erroneous Payment unless such demand is made in writing within five (5) Business Days of the date of receipt of such Erroneous Payment by the applicable Payment Recipient), such Erroneous Payment shall at all times remain the property of the Administrative Agent pending its return or repayment as contemplated below in this Section and held in trust for the benefit of the Administrative Agent, and such Lender or Secured Party (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) shall promptly, but in no event later than two (2) Business Days thereafter (or such later date as the Administrative Agent may agree in writing), return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received). A notice from the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error. (b) Without limiting immediately preceding clause (a), each Payment Recipient hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in an amount different than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) that Payment Recipient otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) in each case: (i) (A) in the case of immediately preceding clauses (x) or (y), an error shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and (ii) such Payment Recipient shall promptly (and, in all events, within one (1) Business Day of its knowledge of such error) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 14.14(b), (c) Each Lender or Secured Party hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender or Secured Party hereunder or under any Other Document, or otherwise payable or distributable by the Administrative Agent to such Lender or Secured Party under any Other Document with respect to any payment of principal, interest, fees or other amounts, against any amount that the Administrative Agent has demanded to be returned under immediately preceding clause (a). (d) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding clause (a), from any Lender or Payment Recipient that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous

- 106- Payment (or portion thereof) on its respective behalf (such unrecovered amount, an “Erroneous Payment Return Deficiency”)), upon the Administrative Agent’s notice to such Lender or Payment Recipient at any time, (i) such Lender or Payment Recipient shall be deemed to have assigned its Advances (but not its Term Loan Commitments, as applicable) of the relevant class with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Advances (but not Term Loan Commitments, as applicable) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) on a cashless basis at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Administrative Agent in such instance), and is hereby (together with the Borrower) deemed to execute and deliver an Commitment Transfer Supplement with respect to such Erroneous Payment Deficiency Assignment, and such Lender or Payment Recipient shall deliver any Notes evidencing such Advances to the Borrower or the Administrative Agent, (ii) the Administrative Agent as the assignee Lender shall be deemed to acquire the Erroneous Payment Deficiency Assignment, (iii) upon such deemed acquisition, the Administrative Agent as the assignee Lender shall become a Lender or Payment Recipient, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender or assigning Payment Recipient shall cease to be a Lender or Payment Recipient, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable commitments which shall survive as to such assigning Lender or assigning Payment Recipient, (iv) the Administrative Agent and the Borrower shall each be deemed to have waived any consents required under this Agreement to any such Erroneous Payment Deficiency Assignment and (v) the Administrative Agent will reflect in the Register its ownership interest in the Advances subject to the Erroneous Payment Deficiency Assignment. The Administrative Agent may, in its discretion, sell any Advances acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender or Payment Recipient shall be reduced by the net proceeds of the sale of such Advances (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Lender or Payment Recipient (and/or against any recipient that receives funds on its respective behalf). For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Term Loan Commitments of any Lender or Payment Recipient and such Term Loan Commitments, as applicable, shall remain available in accordance with the terms of this Agreement. In addition, each party hereto agrees that, except to the extent that the Administrative Agent has sold any Advance (or portion thereof) acquired pursuant to an Erroneous Payment Deficiency Assignment, and irrespective of whether the Administrative Agent may be equitably subrogated, the Administrative Agent shall be contractually subrogated to all the rights and interests of the applicable Payment Recipient hereunder and under the Other Documents with respect to such Erroneous Payment Return Deficiency (the “Erroneous Payment Subrogation Rights”). (e) The parties hereto agree that an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Loan Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower or any other Loan Party for the purpose of making such Erroneous Payment. (f) To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including without limitation, waiver of any defense based on “discharge for value” or any similar doctrine.

- 107- (g) Each party’s obligations under this Section 14.14 shall survive the resignation or replacement of the Administrative Agent, the termination of all of the Term Loan Commitments, as applicable, and/or the Payment in Full of the Obligations. 14.15 Collateral and Guaranty Matters. The Lenders irrevocably authorize the Administrative Agent, at its option and in its discretion: (a) to release any Lien on any Collateral granted to or held by the Administrative Agent under any Other Document (i) upon Payment in Full of all Obligations (other than contingent indemnification obligations for which no claim has been asserted) hereunder and under the Other Documents and the termination of all Term Loan Commitments, (ii) that is sold or otherwise disposed of or to be sold or otherwise disposed of to a Person that is not a Loan Party as part of or in connection with any sale or other Disposition permitted pursuant to the terms of this Agreement (as in effect on the date hereof), or (iii) as approved in accordance with Section 16.2; (b) to release any Guarantor from its obligations under the Guaranty (i) if such Person ceases to be a Subsidiary as a result of a transaction permitted under the Other Documents (as in effect on the date hereof) or (ii) upon Payment in Full of all Obligations and the termination of all Term Loan Commitments. Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty, pursuant to this Section 14.15. At any time that a Loan Party desires the Administrative Agent to take any action pursuant to this Section 14.15, such Loan Party shall provide a certificate signed by an officer of the Borrower certifying to Administrative Agent that the action is permitted pursuant to this Section 14.15 and the terms of this Agreement. The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any notice prepared by any Loan Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral, other than to the extent such liability arises from the Administrative Agent’s gross negligence, bad faith or willful misconduct (as determined in a final, non-appealable judgment of a court of competent jurisdiction). 14.16 Status of Administrative Agent. The Administrative Agent shall, on or prior to the date of this Credit Agreement, provide the Borrower with, (i) with respect to payments made to the Administrative Agent for its own account, a properly completed and duly executed IRS Form W-8ECI (or other applicable IRS Form W-8), and (ii) with respect to payments made to the Administrative Agent on behalf of the Lenders, a properly completed and duly executed IRS Form W-8IMY, certifying that the Administrative Agent (or applicable Person acting as sub-agent) is either (1) a “qualified intermediary” assuming primary withholding responsibility under Chapters 3 and 4 of the Code and primary Form 1099 reporting and backup withholding responsibility for payments it receives for the accounts of others, or (2) a “U.S. branch” and that the payments it receives for the account of others are not effectively connected with the conduct of a trade or business in the United States, and in the case of each of clauses (1) and (2), that the Administrative Agent (or applicable Person acting as sub-agent) is using such form as evidence of its agreement with the Borrower to be treated as a U.S. Person with respect to such payments (and the Borrower and the Administrative Agent (or applicable Person acting as sub-agent) agree to so treat the Administrative Agent (or applicable Person acting as sub-agent) as a U.S. Person with respect to such payments as contemplated by U.S. Treasury Regulations Section 1.1441-1(b)(2)(iv)(A)), with the effect that the Borrower can make payments to the Administrative Agent (or applicable Person acting as sub-agent) without deduction or withholding of any taxes imposed by the United States; provided that the Administrative Agent (or sub-

- 108- agent) shall not be required to deliver any documentation pursuant to this Section 14.16 that it is not legally eligible to deliver as a result of any change in, or in the interpretation by any Governmental Body of, any Law or the method by which such Administrative Agent (or sub-agent) must comply therewith occurring after the Closing Date. Such Administrative Agent (or sub-agent) agrees that if such documentation previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or promptly notify the Borrower in writing of its legal inability to do so. For the avoidance of doubt, and notwithstanding anything to the contrary hereunder or any Other Document, the Administrative Agent shall be permitted to perform any and all of its duties and to exercise its rights and powers hereunder or under any Other Document (including its rights to receive payments hereunder or under any Other Document (including payments received on behalf of any Lender) and any U.S. federal income tax withholding and/or reporting obligations associated with receipt of such payments) by or through any one or more Persons appointed as sub-agent by the Administrative Agent pursuant to a sub-agency agreement. 14.17 The Arranger. Notwithstanding any other provision of this Agreement or any provision of any Other Document, the Arranger is named as such for recognition purposes only, and in its capacity as such shall have no powers, duties, responsibilities or liabilities with respect to this Agreement or the Other Documents or the transactions contemplated hereby and thereby; it being understood and agreed that the Arranger shall be entitled to all indemnification and reimbursement rights in favor of the Arranger as, and to the extent, provided for under Section 16.5 and/or Section16.9. Without limitation of the foregoing, the Arranger shall not, solely by reason of this Agreement or any Other Documents, have any fiduciary relationship in respect of any Lender or any other Person. 14.18 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any Other Document), each of the Loan Parties acknowledges and agrees that (a) (i) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Arranger and the Lenders are arm’s-length commercial transactions between the Loan Parties and their respective Affiliates, on the one hand, and the Administrative Agent, the Arranger and the Lenders, on the other hand, (ii) each of the Loan Parties has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate and (iii) each of the Loan Parties is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the Other Documents; (b) (i) the Administrative Agent, the Arranger and each Lender is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates, or any other Person and (ii) none of the Administrative Agent, the Arranger nor any Lender has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the Other Documents and (c) the Administrative Agent, the Arranger, the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and none of the Administrative Agent, the Arranger nor any Lender has any obligation to disclose any of such interests to the Borrower or any of its Affiliates. To the fullest extent permitted by law, each of the Loan Parties hereby waives and releases any claims that it may have against the Administrative Agent, the Arranger, each Agent Party or any Lender with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. XV. BORROWER AGENCY. 15.1 Borrower Agency Provisions. (a) Each Loan Party hereby irrevocably designates Borrower to be its attorney and agent and in such capacity to (i) borrow, (ii) request advances, (iii) sign and endorse notes, (iv) execute and

- 109- deliver all instruments, documents, applications, security agreements, reimbursement agreements and all other certificates, notice, writings and further assurances now or hereafter required hereunder, (v) make elections regarding interest rates, and (vi) otherwise take action under and in connection with this Agreement and the Other Documents, all on behalf of and in the name such Loan Party or Loan Parties, and hereby authorizes Administrative Agent to pay over or credit all loan proceeds hereunder in accordance with the request of Borrower. (b) [Reserved]. (c) All Obligations shall be joint and several, and each Loan Party shall make payment upon the maturity of the Obligations by acceleration or otherwise, and such obligation and liability on the part of each Loan Party shall in no way be affected by any extensions, renewals and forbearance granted by Administrative Agent or any Lender to any Loan Party, failure of Administrative Agent or any Lender to give any Loan Party notice of borrowing or any other notice, any failure of Administrative Agent or any Lender to pursue or preserve its rights against any Loan Party, the release by Administrative Agent or any Lender of any Collateral now or thereafter acquired from any Loan Party, and such agreement by each Loan Party to pay upon any notice issued pursuant thereto is unconditional and unaffected by prior recourse by Administrative Agent or any Lender to the other Loan Parties or any Collateral for such Loan Party’s Obligations or the lack thereof. Each Loan Party waives all suretyship defenses. 15.2 Waiver of Subrogation. Each Loan Party expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution of any other claim which such Loan Party may now or hereafter have against the other Loan Parties or any other Person directly or contingently liable for the Obligations hereunder, or against or with respect to any other Loan Parties’ property (including, without limitation, any property which is Collateral for the Obligations), arising from the existence or performance of this Agreement, until termination of this Agreement and Payment in Full of the Obligations. XVI. MISCELLANEOUS. 16.1 Governing Law. THIS AGREEMENT AND EACH OTHER DOCUMENT (UNLESS AND EXCEPT TO THE EXTENT EXPRESSLY PROVIDED OTHERWISE IN ANY SUCH OTHER DOCUMENT), AND ALL MATTERS RELATING HERETO OR THERETO OR ARISING HEREFROM OR THEREFROM (WHETHER ARISING UNDER CONTRACT LAW, TORT LAW OR OTHERWISE) SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. Any judicial proceeding brought by or against any Loan Party with respect to any of the Obligations, this Agreement, the Other Documents or any related agreement may be brought in any court of competent jurisdiction in the State of New York, United States of America, and, by execution and delivery of this Agreement, each Loan Party accepts for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Each Loan Party hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified or registered mail (return receipt requested) directed to Borrower at its address set forth in Section 16.6 hereof and service so made shall be deemed completed five (5) days after the same shall have been so deposited in the mails of the United States of America, or, at Administrative Agent’s option, by service upon Borrower which each Loan Party irrevocably appoints as such Loan Party’s Administrative Agent for the purpose of accepting service within the State of New York. Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of Administrative Agent or any Lender to bring proceedings against any Loan Party in the courts of any other jurisdiction. Each Loan Party waives any objection to jurisdiction and

- 110- venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Each Loan Party waives the right to remove any judicial proceeding brought against such Loan Party in any state court to any federal court. Any judicial proceeding by any Loan Party against Administrative Agent or any Lender involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with this Agreement or any related agreement, shall be brought only in a federal or state court located in the City and County of New York, Borough of Manhattan. 16.2 Entire Understanding; Amendments, etc. (a) This Agreement, the Other Documents and the documents executed concurrently herewith contain the entire understanding between each Loan Party, Administrative Agent and each Lender and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof. Any promises, representations, warranties or guarantees not herein contained and hereinafter made shall have no force and effect unless in writing, signed by each Loan Party’s, Administrative Agent’s and each Lender’s respective officers. Neither this Agreement nor any portion or provisions hereof may be changed, modified, amended, waived, supplemented, discharged, cancelled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the party to be charged. Notwithstanding the foregoing, Administrative Agent may modify this Agreement or any of the Other Documents for the purposes of completing missing content or correcting erroneous content of an administrative nature, without the need for a written amendment, provided, that the Administrative Agent shall send a copy of any such modification to Borrower and each Lender (which copy may be provided by electronic mail). Each Loan Party acknowledges that it has been advised by counsel in connection with the execution of this Agreement and Other Documents and is not relying upon oral representations or statements inconsistent with the terms and provisions of this Agreement. (b) Required Lenders, Administrative Agent with the consent in writing of Required Lenders, and Loan Parties may, subject to the provisions of this Section 16.2(b), from time to time enter into written supplemental agreements to this Agreement or the Other Documents executed by Loan Parties, for the purpose of adding or deleting any provisions or otherwise changing, varying or waiving in any manner the rights of Lenders, Administrative Agent or Loan Parties thereunder or the conditions, provisions or terms thereof or waiving any Event of Default thereunder, but only to the extent specified in such written agreements; provided, however, that no such supplemental agreement shall: (i) increase the Term Loan Commitment Percentage, or the maximum dollar amount of the Term Loan Commitment Amount of any Lender without the consent of such Lender directly affected thereby; (ii) whether or not any Advances are outstanding, extend the Term or the time for payment of principal (including any premium thereon) or interest of any Advance (excluding the due date of any mandatory prepayment of an Advance), or any fee payable to any Lender, or reduce the principal amount (including any premium thereon) of or the rate of interest borne by any Advances or reduce any fee payable to any Lender, without the consent of each Lender directly affected thereby (except that (i) the Required Initial Term Loan Lenders may elect to waive or rescind any imposition of the Default Rate under Section 3.1 hereof with respect to Obligations owed or owing to the Required Initial Term Loan Lenders and (ii) the Required Delayed Draw Term Loan Lenders may elect to waive or rescind any imposition of the Default Rate under Section 3.1 hereof with respect to Obligations owed or owing to the Required Delayed Draw Term Loan Lenders (unless, in each case, imposed by Administrative Agent)); (iii) alter the definitions of “Prepayment Premium”, “Prepayment Premium Trigger Event” or Sections 2.20(f) or (g) hereof without the consent of all Lenders affected thereby;

- 111- (iv) alter the definition of the term “Required Lenders”, “Required Initial Term Loan Lenders”, “Required Delayed Draw Term Loan Lenders”, or any other provision of this Agreement or any Other Document specifying the number or percentage of Lenders (or Lenders of any class) required to waive, amend or modify any rights thereunder to make any determination or grant any consent thereunder, without the written consent of each Lender (or each Lender of such class, as the case may be); (v) alter, amend or modify the provisions of the last sentence of Section 2.8(b) hereof, Section 11.5 hereof or this Section 16.2 without the consent of all Lenders; (vi) release all or substantially all of the Collateral without the written consent of all Lenders; (vii) release any Loan Party or subordinate any Loan Party’s Obligations without the consent of all Lenders; (viii) alter, amend or modify Section 2.6(e), Section 2.8(a) or any other Section of this Agreement in any manner that would alter the manner in which payments are shared, without the consent of each Lender directly affected thereby; (ix) amend Section 2.22 hereof without the consent of each Lender; or (x) contractually subordinate any of the Liens granted to Administrative Agent without the consent of each Lender. No provision of Article XIV or any other provision of this Agreement affecting Administrative Agent in its capacity as such shall be amended, modified or waived without the consent of Administrative Agent. (c) Any such supplemental agreement shall apply equally to each Lender and shall be binding upon Loan Parties, Lenders and Administrative Agent and all future holders of the Obligations. In the case of any waiver, Loan Parties, Administrative Agent and Lenders shall be restored to their former positions and rights, and any Event of Default waived shall be deemed to be cured and not continuing, but no waiver of a specific Event of Default shall extend to any subsequent Event of Default (whether or not the subsequent Event of Default is the same as the Event of Default which was waived), or impair any right consequent thereon. (d) [Reserved]. (e) [Reserved]. (f) Unless an Event of Default shall have occurred and is continuing, no consent fee, arrangement fee, upfront fee or similar fee owing to the Administrative Agent or a Lender, in each case in their respective capacity as such, shall be required to be paid by the Loan Parties in connection with any written supplemental agreements or amendments to this Agreement or the Other Documents executed by Loan Parties, unless such fee shall be mutually agreed to in writing among the Borrower, the Administrative Agent and the Lenders directly affected by such written supplemental agreement or amendment. 16.3 Successors and Assigns; Participations; New Lenders. (a) This Agreement shall be binding upon and inure to the benefit of Loan Parties, Administrative Agent, each Lender, all future holders of the Obligations and their respective successors

- 112- and assigns, except that no Loan Party may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of Administrative Agent and each Lender. (b) Each Loan Party acknowledges that in the regular course of commercial banking business one or more Lenders may at any time and from time to time sell participating interests in the Advances, its commitments or other interests hereunder to other Persons (excluding any natural Person, any Loan Party or any of its Affiliates) (each such transferee or purchaser of a participating interest, a “Participant”). Each Participant may exercise all rights of payment (including rights of set-off) with respect to the portion of such Advances held by it or other Obligations payable hereunder as fully as if such Participant were the direct holder thereof (subject to the requirements and limitations contained in Sections 3.7 and 3.10, including the requirements under Section 3.10(g) (it being understood that the documentation required under Section 3.10(g) shall be delivered to the participating Lender)); provided, that (i) Loan Parties shall not be required to pay to any Participant more than the amount which it would have been required to pay to Lender which granted an interest in its Advances or other Obligations payable hereunder to such Participant had such Lender retained such interest in the Advances hereunder or other Obligations payable hereunder unless (A) the sale of the participation to such Participant is made with Borrower’s prior written consent or (B) with respect to any greater amount payable under Section 3.7, such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation, and (ii) in no event shall Loan Parties be required to pay any such amount arising from the same circumstances and with respect to the same Advances or other Obligations payable hereunder to both such Lender and such Participant. For the avoidance of doubt, other than participations requiring Borrower’s prior written consent for increased amounts being required to be paid to a Participant as further described in clause (i) above, any Lender may sell participations to any Participant hereunder without the consent of Borrower, any Loan Party or Administrative Agent. Each Loan Party hereby grants to any Participant a continuing security interest in any deposits, moneys or other property actually or constructively held by such Participant as security for the Participant’s interest in the Advances. (c) Any Lender, with the consent of Administrative Agent (other than in respect of Permitted Assignees), may sell, assign or transfer all or any part of its rights and obligations under or relating to Delayed Draw Term Loan Commitments and/or Term Loans under this Agreement and the Other Documents to one or more additional Persons (other than any natural Person, any Loan Party or any of its Affiliates) and one or more of such additional Persons may commit to make Advances hereunder (each a “Purchasing Lender”), in minimum amounts of not less than $1,000,000, pursuant to a Commitment Transfer Supplement, executed by a Purchasing Lender, the transferor Lender, and Administrative Agent and delivered to Administrative Agent for recording, provided, however, that each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to each of the Delayed Draw Term Loan Commitments and/or Term Loans under this Agreement in which such Lender has an interest; provided, further, that assignments to Permitted Assignees shall not be subject to the foregoing minimum assignment limitations. Upon such execution, delivery, acceptance and recording, from and after the transfer effective date determined pursuant to such Commitment Transfer Supplement, (i) Purchasing Lender thereunder shall be a party hereto and, to the extent provided in such Commitment Transfer Supplement, have the rights and obligations of a Lender thereunder with a Term Loan Commitment Percentage as set forth therein, and (ii) the transferor Lender thereunder shall, to the extent provided in such Commitment Transfer Supplement, be released from its obligations under this Agreement, the Commitment Transfer Supplement creating a novation for that purpose. Such Commitment Transfer Supplement shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing Lender and the resulting adjustment of the Term Loan Commitment Percentages arising from the purchase by such Purchasing Lender of all or a portion of the rights and obligations of such transferor Lender under this Agreement and the Other Documents. Each Loan Party hereby consents to the addition of such Purchasing Lender and the resulting adjustment of the Term Loan Commitment Percentages arising from the purchase by such

- 113- Purchasing Lender of all or a portion of the rights and obligations of such transferor Lender under this Agreement and the Other Documents. Loan Parties shall execute and deliver such further documents and do such further acts and things in order to effectuate the foregoing; provided, however, that the consent of Borrower (such consent not to be unreasonably withheld, conditioned or delayed) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment or (y) such assignment, is to a Permitted Assignee; provided, that Borrower shall be deemed to have consented to any such assignment (except in the case of a Disqualified Lender) unless it shall object thereto by written notice to Administrative Agent within five (5) Business Days after having received prior notice thereof. (d) Any Lender, with the consent of Administrative Agent which shall not be unreasonably withheld, conditioned or delayed, may directly or indirectly sell, assign, pledge or transfer all or any portion of its rights and obligations under or relating to Delayed Draw Term Loan Commitments and/or Term Loans under this Agreement and the Other Documents to an entity, whether a corporation, partnership, trust, limited liability company or other entity (in each case, other than any Loan Party or any of its Affiliates) that (i) is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and (ii) is administered, serviced or managed by the selling, assigning, pledging or transferring Lender or an Affiliate of such Lender (a “Purchasing CLO” and together with each Participant and Purchasing Lender, each a “Transferee” and collectively the “Transferees”), pursuant to a Commitment Transfer Supplement modified as appropriate to reflect the interest being sold, assigned, pledged or transferred (“Modified Commitment Transfer Supplement”), executed by any intermediate purchaser, the Purchasing CLO, the transferor Lender, and Administrative Agent as appropriate and delivered to Administrative Agent for recording. Upon such execution and delivery, from and after the transfer effective date determined pursuant to such Modified Commitment Transfer Supplement, (i) Purchasing CLO thereunder shall be a party hereto and, to the extent provided in such Modified Commitment Transfer Supplement, have the rights and obligations of a Lender thereunder and (ii) the transferor Lender thereunder shall, to the extent provided in such Modified Commitment Transfer Supplement, be released from its obligations under this Agreement, the Modified Commitment Transfer Supplement creating a novation for that purpose. Such Modified Commitment Transfer Supplement shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing CLO. Each Loan Party hereby consents to the addition of such Purchasing CLO. Loan Parties shall execute and deliver such further documents and do such further acts and things in order to effectuate the foregoing. (e) Administrative Agent, acting as a non-fiduciary agent of Loan Parties, shall maintain at its address a copy of each Commitment Transfer Supplement and Modified Commitment Transfer Supplement delivered to it and a register (the “Register”) for the recordation of the names and addresses of each Lender and the outstanding principal, accrued and unpaid interest and other fees due hereunder. The entries in the Register shall be conclusive, in the absence of manifest error, and each Loan Party, Administrative Agent and Lenders shall treat each Person whose name is recorded in the Register as the owner of the Advance recorded therein for the purposes of this Agreement. The Register shall be available for inspection by Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice, and shall be maintained in registered form under Section 5f.103-1(c) or Proposed Section 1.163-5(b) (or, in each case, any amended or successor sections) of the United States Treasury Regulations. Administrative Agent shall receive a fee in the amount of $3,500 payable by the applicable Purchasing Lender and/or Purchasing CLO upon the effective date of each transfer or assignment (other than to an intermediate purchaser) to such Purchasing Lender and/or Purchasing CLO; provided that such $3,500 recordation fee shall not apply to transfers or assignments by a Lender to an Affiliate of such Lender. (f) Each Lender that sells a participation shall, acting solely for this purpose as a non- fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Advances or

- 114- other obligations under this Agreement or the Other Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under this Agreement or any Other Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) or Proposed Section 1.163-5(b) (or, in each case, any amended or successor sections) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. The parties agree that the Participant Register is intended to establish that the Loans are in “registered form” under Section 5f.103-1(c) of the United States Treasury Regulations. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (g) Each Loan Party authorizes each Lender to disclose to any Transferee and any prospective Transferee any and all financial information in such Lender’s possession concerning such Loan Party which has been delivered to such Lender by or on behalf of such Loan Party pursuant to this Agreement or in connection with such Lender’s credit evaluation of such Loan Party. (h) Notwithstanding anything to the contrary contained in this Agreement, any Lender may at any time and from time to time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. 16.4 Application of Payments. Administrative Agent shall have the continuing and exclusive right to apply or reverse and re-apply any payment and any and all proceeds of Collateral to the Obligations to the extent such application and/or reversal, as applicable, and re-application is in accordance with the payment priorities and other applicable provisions set forth in this Agreement and any applicable agreement among the Lenders with respect thereto. To the extent that any Loan Party makes a payment or Administrative Agent or any Lender receives any payment or proceeds of the Collateral for any Loan Party’s benefit, which are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver, custodian or any other party under any bankruptcy law, common law or equitable cause, then, to such extent, the Obligations or part thereof intended to be satisfied shall be revived and continue as if such payment or proceeds had not been received by Administrative Agent or such Lender. 16.5 Indemnity. Each Loan Party shall defend, protect, indemnify, pay and save harmless Administrative Agent, the Arranger, each Lender and each of their respective officers, directors, Affiliates, attorneys, employees and agents (each an “Indemnified Party”) for and from and against any and all claims, demands, liabilities, obligations, losses, damages, penalties, fines, actions, judgments, suits, costs, charges, expenses and disbursements of any kind or nature whatsoever (including fees and disbursements of outside counsel but limited in the case of any one claim, demand, liability, obligation, loss, damages penalty, fine, action, judgment, suit, cost, charge, expense and disbursement to (a) in the case of the Administrative Agent, and the Term Loan Lenders, one firm of primary counsel, (b) one firm of local counsel in each material jurisdiction, and (c) in the case of an actual or reasonably perceived conflict of interest, one outside counsel to all similarly affected Indemnified Parties taken as a whole in each applicable jurisdiction, in each case, excluding allocated costs of in-house counsel) (collectively, “Claims”) which may be imposed on, incurred by, or asserted against any Indemnified Party in arising out of or in any way relating to or as a consequence, direct or indirect, of: (i) this Agreement, the Other Documents, the Advances and other Obligations and/or

- 115- the transactions contemplated hereby including the Transactions, (ii) any action or failure to act or action taken only after delay or the satisfaction of any conditions by any Indemnified Party in connection with and/or relating to the negotiation, execution, delivery or administration of the Agreement and the Other Documents, the credit facilities established hereunder and thereunder and/or the transactions contemplated hereby including the Transactions, (iii) any Loan Party’s failure to observe, perform or discharge any of its covenants, obligations, agreements or duties under or breach of any of the representations or warranties made in this Agreement and the Other Documents, (iv) the enforcement of any of the rights and remedies of Administrative Agent, the Arranger or any Lender under the Agreement and the Other Documents, (v) any threatened or actual imposition of fines or penalties, or disgorgement of benefits, for violation of any Anti-Terrorism Law by any Loan Party, any Affiliate or Subsidiary of any Loan Parties, and (vi) any claim, litigation, proceeding or investigation instituted or conducted by any Governmental Body or instrumentality, any Loan Party, any Affiliate or Subsidiary of any Loan Party, or any other Person with respect to any aspect of, or any transaction contemplated by, or referred to in, or any matter related to, this Agreement or the Other Documents, whether or not Administrative Agent or any Lender is a party thereto; provided, however, that no Indemnified Party will be indemnified for Claim to the extent (a) determined in a final, non-appealable judgment of a court of competent jurisdiction to have resulted from (i) its gross negligence, bad faith or willful misconduct, or (ii) a material breach of the express obligations of such Indemnified Party under this Agreement or the Other Documents or (b) arising out of or in connection with any Claim not involving any act or omission of the Loan Parties that is brought by an Indemnified Party against another Indemnified Party (other than against the Administrative Agent in its capacity as such). Without limiting the generality of any of the foregoing, each Loan Party shall defend, protect, indemnify, pay and save harmless each Indemnified Party from any Claims which may be imposed on, incurred by, or asserted against any Indemnified Party under any Environmental Laws with respect to or in connection with the Real Property, any Hazardous Discharge, the presence of any Hazardous Materials affecting the Real Property (whether or not the same originates or emerges from the Real Property or any contiguous real estate), including any Claims consisting of or relating to the imposition or assertion of any Lien on any of the Real Property under any Environmental Laws and any loss of value of the Real Property as a result of the foregoing. Loan Parties’ obligations under this Section 16.5 shall arise upon the discovery of the presence of any Hazardous Materials at the Real Property, whether or not any federal, state, or local environmental agency has taken or threatened any action in connection with the presence of any Hazardous Materials, in each such case except to the extent that any of the foregoing arises out of the gross negligence, bad faith or willful misconduct of the Indemnified Party (as determined by a court of competent jurisdiction in a final and non-appealable judgment). Without limiting the generality of the foregoing, this indemnity shall extend to any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including fees and disbursements of outside counsel but limited in the case of any one claim, demand, liability, obligation, loss, damages penalty, fine, action, judgment, suit, cost, charge, expense and disbursement to (a) in the case of the Administrative Agent and the Term Loan Lenders, one firm of primary counsel, (b) one firm of local counsel in each material jurisdiction, and (c) in the case of an actual or reasonably perceived conflict of interest, one outside counsel to all similarly affected Indemnified Parties taken as a whole in each applicable jurisdiction, in each case, excluding allocated costs of in-house counsel) asserted against or incurred by any of the Indemnified Parties by any Person under any Environmental Laws or similar laws by reason of any Loan Party’s or any other Person’s failure to comply with laws applicable to solid or hazardous waste materials, including Hazardous Materials and Hazardous Waste, or other Toxic Substances. This Section 16.5 shall not apply with respect to Taxes other than Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. 16.6 Notice. Any notice or request hereunder may be given to Borrower or any Loan Party or to Administrative Agent or any Lender at their respective addresses set forth below or at such other address as may hereafter be specified in a notice designated as a notice of change of address under this Section. Any notice, request, demand, direction or other communication (for purposes of this Section 16.6 only, a “Notice”) to be given to or made upon any party hereto under any provision of this Agreement shall be

- 116- given or made by telephone or in writing (which includes by means of electronic transmission (i.e., “e- mail”) or by setting forth such Notice on a website to which Loan Parties are directed (an “Internet Posting”) if Notice of such Internet Posting (including the information necessary to access such site) has previously been delivered to the applicable parties hereto by another means set forth in this Section 16.6) in accordance with this Section 16.6. Any such Notice must be delivered to the applicable parties hereto at the addresses and numbers set forth under their respective names set forth below or in accordance with any subsequent unrevoked Notice from any such party that is given in accordance with this Section 16.6. Any Notice shall be effective: (a) in the case of hand-delivery, when delivered; (b) if given by mail, four (4) days after such Notice is deposited with the United States Postal Service, with first-class postage prepaid, return receipt requested; (c) in the case of a telephonic Notice, when a party is contacted by telephone, if delivery of such telephonic Notice is confirmed no later than the next Business Day by hand delivery, electronic transmission, an Internet Posting or an overnight courier delivery of a confirmatory Notice (received at or before noon on such next Business Day); (d) in the case of electronic transmission, when actually received; provided that (ii) if such Notice is not sent during the normal business hours of the recipient, such Notice shall be deemed to have been sent at the opening of business on the next Business Day for the recipient and (ii) Notices posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; (e) in the case of an Internet Posting, upon delivery of a Notice of such posting (including the information necessary to access such site) by another means set forth in this Section 16.6; and (f) if given by any other means (including by overnight courier), when actually received. Any Lender giving a Notice to Borrower or any Loan Party shall concurrently send a copy thereof to Administrative Agent, and Administrative Agent shall promptly notify the other Lenders of its receipt of such Notice. (A) If to Administrative Agent at: Apollo Administrative Agency LLC 9 West 57th Street New York, NY 10019 Attention: Daniel Duval Email: Dduval@apollo.com; ApolloAgency@Alterdomus.com; Legal_Agency@Alterdomus.com with a copy (which shall not constitute notice) to:

- 117- Davis Polk & Wardwell LLP 450 Lexington Avenue New York, New York 10017 Attention: Nicholas Palumbo and Zachary Frimet Email: nicholas.palumbo@davispolk.com; zachary.frimet@davispolk.com (B) If to a Lender other than Administrative Agent, as specified on the signature pages hereof or otherwise as set forth in an administrative questionnaire delivered by a Lender to the Administrative Agent. (C) If to Borrower or any other Loan Party: Redfin Corporation 1099 Stewart Street, Suite 600 Seattle, WA 98101 Attention: Chris Nielsen, Chief Financial Officer Email: chris.nielsen@redfin.com with a copy to: Fenwick & West LLP 401 Union St., 5th Floor Seattle, WA 98101 Attention: Alan C. Smith Email: acsmith@fenwick.com 16.7 Survival. The obligations of Loan Parties under Sections 2.2(f), 2.2(g), 2.2(h), 3.7, 3.12, 3.9, 3.10, 16.5 and 16.9 hereof and the obligations of Lenders under Sections 2.2, 2.15(b), 2.16, 2.18, 2.19, 14.8 and 16.5 hereof, shall survive termination of this Agreement and the Other Documents and Payment in Full of the Obligations. 16.8 Severability. If any part of this Agreement is contrary to, prohibited by, or deemed invalid under Applicable Laws, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible. 16.9 Expenses. Loan Parties shall pay (i) all out-of-pocket expenses incurred by Administrative Agent, the Arranger, the Lenders and their respective Affiliates (including the reasonable fees, charges and disbursements of outside counsel, but limited in the case of any expense to (a) in the case of the Administrative Agent, the Arranger and the Lenders, one firm of primary counsel, it being understood and agreed that such primary counsel shall be Davis Polk & Wardwell LLP and (b) one firm of local counsel in each material jurisdiction for each of the groups in preceding clause (a), and (c) in the case of an actual or reasonably perceived conflict of interest, one outside counsel to all similarly affected Persons taken as a whole in each applicable jurisdiction, in each case, excluding allocated costs of in-house counsel), and shall pay all disbursements for attorneys who may be employees of Administrative Agent, in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, and delivery of this Agreement and the Other Documents, (ii) the administration of this Agreement and the Other Documents, any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (iii) all out-of-pocket expenses incurred by Administrative Agent, any Lender or the Arranger (including fees and disbursements

- 118- of outside counsel but limited in the case of any fee, expense and disbursement to (a) in the case of the Administrative Agent, the Arranger and the Lenders, one firm of primary counsel, (b) one firm of local counsel in each material jurisdiction, and (c) in the case of an actual or reasonably perceived conflict of interest, one outside counsel to all similarly affected Persons taken as a whole in each applicable jurisdiction, in each case, excluding allocated costs of in-house counsel), in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the Other Documents, including its rights under this Section, or (B) in connection with the Advances made hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans, and (iv) all reasonable out-of-pocket expenses of Administrative Agent’s regular employees and agents engaged periodically to perform audits of any Loan Party’s or any Loan Party’s Affiliate’s or Subsidiary’s books, records and business properties. 16.10 Injunctive Relief. Each Loan Party recognizes that, in the event any Loan Party fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, or threatens to fail to perform, observe or discharge such obligations or liabilities, any remedy at law may prove to be inadequate relief to Lenders; therefor, Administrative Agent, if Administrative Agent so requests, shall be entitled to temporary and permanent injunctive relief in any such case. 16.11 Consequential Damages. Neither Administrative Agent, any Agent Party nor any Lender, nor any agent or attorney for any of them, shall be liable to any Loan Party (or any Affiliate of any such Person) for indirect, punitive, incidental, special, exemplary or consequential damages arising from any breach of contract, tort or other wrong relating to the establishment, administration or collection of the Obligations or as a result of any transaction contemplated under this Agreement or any Other Document. 16.12 Captions. The captions at various places in this Agreement are intended for convenience only and do not constitute and shall not be interpreted as part of this Agreement. 16.13 Counterparts; Facsimile Signatures; Electronic Execution. This Agreement may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature (including electronic signatures) delivered by a party by facsimile or electronic transmission (including email transmission of a PDF image) shall be deemed to be an original signature hereto. The words “execution,” “signed,” “signature,” and words of like import in this Agreement and the Other Documents shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper- based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. 16.14 Construction. The parties acknowledge that each party and its counsel have reviewed this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments, schedules or exhibits thereto. 16.15 Confidentiality; Sharing Information. Administrative Agent, each Lender and each Transferee shall hold all non-public information obtained by Administrative Agent, such Lender or such Transferee pursuant to the requirements of this Agreement in accordance with Administrative Agent’s, such Lender’s and such Transferee’s customary procedures for handling confidential information of this nature; provided, however, Administrative Agent, each Lender and each Transferee may disclose such confidential information (a) to its Affiliates and each of its and their respective agents, employees, directors, officers,

- 119- advisors, representatives, attorneys, auditors, examiners, consultants, other professional advisors, equity holders, partners, controlling persons, actual and prospective investors and financing sources and portfolio management servicers; provided, that such disclosure is made on a need to know and confidential basis to such Persons, (b) to Administrative Agent, any Lender or to any prospective Transferees, and (c) as required or requested by any Governmental Body or representative thereof or pursuant to legal process; provided, further, that (i) unless specifically prohibited by Applicable Law, Administrative Agent, each Lender and each Transferee shall use its reasonable best efforts prior to disclosure thereof, to notify the applicable Loan Party of the applicable request for disclosure of such non-public information (A) by a Governmental Body or representative thereof (other than any such request in connection with an examination of the financial condition of a Lender or a Transferee by such Governmental Body) or (B) pursuant to legal process and (ii) in no event shall Administrative Agent, any Lender or any Transferee be obligated to return any materials furnished by any Loan Party other than those documents and instruments in possession of Administrative Agent or any Lender in order to perfect its Lien on the Collateral once the Obligations have been Paid in Full and this Agreement has been terminated. Each Loan Party acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to such Loan Party or one or more of its Affiliates (in connection with this Agreement or otherwise) by any Lender or by one or more Subsidiaries or Affiliates of such Lender and each Loan Party hereby authorizes each Lender to share any information delivered to such Lender by such Loan Party and its Subsidiaries pursuant to this Agreement, or in connection with the decision of such Lender to enter into this Agreement, to any such Subsidiary or Affiliate of such Lender, it being understood that any such Subsidiary or Affiliate of any Lender receiving such information shall be bound by the provisions of this Section 16.15 as if it were a Lender hereunder. Such authorization shall survive the repayment of the other Obligations and the termination of this Agreement. Notwithstanding any non-disclosure agreement or similar document executed by Administrative Agent in favor of any Loan Party or any of any Loan Party’s affiliates, the provisions of this Agreement shall supersede such agreements. 16.16 Publicity. (a) Each Loan Party and each Lender hereby authorize Administrative Agent and Lender, with the prior written consent of the Borrower, to make customary announcements of the financial arrangement entered into among Loan Parties, Administrative Agent and Lenders in the form of tombstones that identify the Loan Parties, the size and nature of the loans provided hereunder and the Administrative Agent and Lenders, and include the “Redfin” logo and other generic information regarding the Loan Parties that is publicly available; provided, that for the avoidance of doubt, such announcements shall not identify the names of any specific brands or product lines or any financial information of the Loan Parties without the written consent of the Borrower. (b) Each Loan Party consents to the publication in the ordinary course by the Administrative Agent or the Arranger of customary advertising material relating to the financing transactions contemplated by this Agreement using such Loan Party’s name, product photographs, logo or trademark; provided that any such material shall be provided to the Borrower for its review a reasonable period of time in advance of publication. Such consent shall remain effective until revoked by such Loan Party in writing to the Administrative Agent and the Arranger. 16.17 Certifications From Banks and Participants; USA PATRIOT Act. (a) Each Lender or assignee or participant of a Lender that is not incorporated under the Laws of the United States of America or a state thereof (and is not excepted from the certification requirement contained in Section 313 of the USA PATRIOT Act and the applicable regulations because it is both (i) an affiliate of a depository institution or foreign bank that maintains a physical presence in the United States or foreign country, and (ii) subject to supervision by a banking authority regulating such

- 120- affiliated depository institution or foreign bank) shall deliver to Administrative Agent the certification, or, if applicable, recertification, certifying that such Lender is not a “shell” and certifying to other matters as required by Section 313 of the USA PATRIOT Act and the applicable regulations: (1) within ten (10) days after the Closing Date, and (2) as such other times as are required under the USA PATRIOT Act. (b) The USA PATRIOT Act requires all financial institutions to obtain, verify and record certain information that identifies individuals or business entities which open an “account” with such financial institution. Consequently, any Lender may from time to time request, and each Loan Party shall provide to such Lender, such Loan Party’s name, address, tax identification number and/or such other identifying information as shall be necessary for Lender to comply with the USA PATRIOT Act and any other Anti-Terrorism Law. 16.18 Anti-Terrorism Laws; Beneficial Ownership Regulation. (a) Each Loan Party represents and warrants that, (i) no Covered Entity is a Sanctioned Person and (ii) no Covered Entity, either in its own right or through any third party, (A) has any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law; (B) does business in or with, or derives any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person; or (C) engages in any dealings or transactions prohibited by any Anti-Terrorism Law. (b) Each Loan Party covenants and agrees that (i) no Covered Entity will become a Sanctioned Person, (ii) no Covered Entity will directly or knowingly indirectly (A) have any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law; (C) do business in or with, or derive any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person; (D) engage in any dealings or transactions prohibited by any Anti-Terrorism Law or (E) use the Advances to fund any operations in, finance any investments or activities in, or, make any payments to, a Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law, (iii) the funds used to repay the Obligations will not, directly or knowingly indirectly, be derived from any unlawful activity, (iv) each Covered Entity shall comply with all Anti-Terrorism Laws and (v) the Loan Parties shall promptly notify each Agent in writing upon the occurrence of a Reportable Compliance Event. To the extent applicable, each Loan Party has implemented and shall continue to maintain in effect and enforce, and shall use commercially reasonable efforts to ensure that each of its Subsidiaries continues to maintain in effect and enforce, policies and procedures designed to promote and achieve compliance by such Loan Party and its Subsidiaries and their respective directors, officers and employees with applicable Anti-Terrorism Laws. (c) Each Loan Party represents and warrants that, if Borrower or any Subsidiary qualifies as a legal entity customer under the Beneficial Ownership Regulations, the Certificate of Beneficial Ownership therefor executed and delivered to Administrative Agent and Lenders on or prior to the Closing Date, as updated from time to time in accordance with this Agreement, is accurate, complete and correct as of the Closing Date and as of the date any such update is delivered. Each Loan Party acknowledges and agrees that the Certificate of Beneficial Ownership is one of the Other Documents. (d) The Loan Parties shall provide to Administrative Agent and Lenders: (i) confirmation of the accuracy of the information set forth in the most recent Certificate of Beneficial Ownership, if any, provided to Administrative Agent and Lenders; (ii) if applicable, a new Certificate of Beneficial Ownership when the individual(s) to be identified as a Beneficial Owner have changed; and (iii) such other information and documentation as may reasonably be requested by Administrative Agent or any Lender from time to time for purposes of compliance by Administrative Agent or such Lender with Applicable Laws (including without limitation the USA PATRIOT Act and other “know your customer”

- 121- and anti-money laundering rules and regulations), and any policy or procedure implemented by Administrative Agent or such Lender to comply therewith. 16.19 Acknowledgment and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary contained in this Agreement, any Other Document, or any other agreement, arrangement or understanding among Administrative Agent, Lenders and the Loan Parties, Administrative Agent, each Lender and each Loan Party acknowledges that any liability of any EEA Financial Institution arising under this Agreement or any Other Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any Other Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution. To the extent not prohibited by Applicable Law, each Lender shall notify Borrower and the Administrative Agent if it has become the subject of a Bail-In Action (or any case or other proceeding in which a Bail-In Action may occur). 16.20 Acknowledgment Regarding Any Supported QFCs. (a) To the extent that this Agreement or any Other Document provide support, through a guarantee or otherwise, for any agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that this Agreement, the Other Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (b) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the

- 122- United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement and the Other Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and this Agreement and the Other Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (c) As used in this Section 16.20, the following terms have the following meanings: (i) “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. (ii) “Covered Entity” means any of the following: (A) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (B) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (C) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). (d) “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. (e) “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). 16.21 The Platform. (a) THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON- INFRINGEMENT OF THIRD-PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall any Agent Party have any liability to the Borrower, any Lender or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s or the Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to the Borrower, any Lender or any other Person for indirect, special, incidental, consequential or punitive damages.

- 123- (b) Each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private-Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States Federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrowers or their respective securities for purposes of United States Federal or state securities laws. XVII. GUARANTY. 17.1 Guaranty. Each Guarantor hereby unconditionally guarantees, as a primary obligor and not merely as a surety, jointly and severally with each other Guarantor when and as due, whether at maturity, by acceleration, by notice of prepayment or otherwise, the due and punctual performance of all Obligations; provided, that with respect to Obligations under or in respect of any Swap Obligation, the foregoing guarantee shall only be effective to the extent that such Guarantor is a Qualified ECP Loan Party at the time such Swap Obligation is entered into and such Obligations and such guarantee thereof are not Excluded Hedge Liabilities. Each payment made by any Guarantor pursuant to this Guaranty shall be made in lawful money of the United States in immediately available funds. 17.2 Waivers. Each Guarantor hereby absolutely, unconditionally and irrevocably waives (i) promptness, diligence, notice of acceptance, notice of presentment of payment and any other notice hereunder, (ii) demand of payment, protest, notice of dishonor or nonpayment, notice of the present and future amount of the Obligations and any other notice with respect to the Obligations, (iii) any requirement that Administrative Agent or any Lender protect, secure, perfect or insure any security interest or Lien on any property subject thereto or exhaust any right or take any action against any other Loan Party, or any Person or any Collateral, (iv) any other action, event or precondition to the enforcement hereof or the performance by each such Guarantor of the Obligations, and (v) any defense arising by any lack of capacity or authority or any other defense of any Loan Party or any notice, demand or defense by reason of cessation from any cause of Obligations other than payment and performance in full of the Obligations by the Loan Parties and any defense that any other guarantee or security was or was to be obtained by Administrative Agent. 17.3 No Defense. No invalidity, irregularity, voidableness, voidness or unenforceability of this Agreement or any Other Document or any other agreement or instrument relating thereto, or of all or any part of the Obligations or of any collateral security therefor shall affect, impair or be a defense hereunder. 17.4 Guaranty of Payment. The Guaranty hereunder is one of payment and performance, not collection, and the obligations of each Guarantor hereunder are independent of the Obligations of the other Loan Parties, and a separate action or actions may be brought and prosecuted against any Guarantor to enforce the terms and conditions of this Article XVII, irrespective of whether any action is brought against any other Loan Party or other Persons or whether any other Loan Party or other Persons are joined in any such action or actions. Each Guarantor waives any right to require that any resort be had by Administrative Agent or any Lender to any security held for payment of the Obligations or to any balance of any deposit account or credit on the books of Administrative Agent or any Lender in favor of any Loan Party or any other Person. No election to proceed in one form of action or proceedings, or against any Person, or on any Obligations, shall constitute a waiver of Administrative Agent’s right to proceed in any other form of action or proceeding or against any other Person unless Administrative Agent has expressed any such right in writing. Without limiting the generality of the foregoing, no action or proceeding by Administrative Agent against any Loan Party under any document evidencing or securing indebtedness of any Loan Party to Administrative Agent shall diminish the liability of any Guarantor hereunder, except to the extent

- 124- Administrative Agent receives actual payment on account of Obligations by such action or proceeding, notwithstanding the effect of any such election, action or proceeding upon the right of subrogation of any Guarantor in respect of any Loan Party. 17.5 Liabilities Absolute. The liability of each Guarantor hereunder shall be absolute, unlimited and unconditional and shall not be subject to any reduction, limitation, impairment, discharge or termination for any reason, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any claim, defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of any other Obligation or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor shall not be discharged or impaired, released, limited or otherwise affected by: (a) any change in the manner, place or terms of payment or performance, and/or any change or extension of the time of payment or performance of, release, renewal or alteration of, or any new agreements relating to any Obligation, any security therefor, or any liability incurred directly or indirectly in respect thereof, or any rescission of, or amendment, waiver or other modification of, or any consent to departure from, this Agreement or any Other Document, including any increase in the Obligations resulting from the extension of additional credit to any Loan Party or otherwise; (b) any sale, exchange, release, surrender, loss, abandonment, realization upon any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, all or any of the Obligations, and/or any offset there against, or failure to perfect, or continue the perfection of, any Lien in any such property, or delay in the perfection of any such Lien, or any amendment or waiver of or consent to departure from any other guaranty for all or any of the Obligations; (c) the failure of Administrative Agent or any Lender to assert any claim or demand or to enforce any right or remedy against any Loan Party or any other Loan Party or any other Person under the provisions of this Agreement or any Other Document or any other document or instrument executed and delivered in connection herewith or therewith; (d) any settlement or compromise of any Obligation, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and any subordination of the payment of all or any part thereof to the payment of any obligation (whether due or not) of any Loan Party to creditors of any Loan Party other than any other Loan Party; (e) any manner of application of Collateral, or proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Obligations or any other assets of any Loan Party; and (f) any other agreements or circumstance of any nature whatsoever that may or might in any manner or to any extent vary the risk of any Guarantor, or that might otherwise at law or in equity constitute a defense available to, or a discharge of, the Guaranty hereunder and/or the obligations of any Guarantor, or a defense to, or discharge of, any Loan Party or any other Person or party hereto or the Obligations or otherwise with respect to the Advances or other financial accommodations to Loan Parties pursuant to this Agreement and/or the Other Documents. 17.6 Waiver of Notice. Administrative Agent shall have the right to do any of the above without notice to or the consent of any Guarantor and each Guarantor expressly waives any right to notice of, consent to, knowledge of and participation in any agreements relating to any of the above or any other present or future event relating to Obligations whether under this Agreement or otherwise or any right to

- 125- challenge or question any of the above and waives any defenses of such Guarantor which might arise as a result of such actions. 17.7 Administrative Agent’s Discretion. Administrative Agent may at any time and from time to time (whether prior to or after the revocation or termination of this Agreement) without the consent of, or notice to, any Guarantor, and without incurring responsibility to any Guarantor or impairing or releasing the Obligations, apply any sums by whomsoever paid or howsoever realized to any Obligations regardless of what Obligations remain unpaid. 17.8 Reinstatement. (a) The Guaranty provisions herein contained shall continue to be effective or be reinstated, as the case may be, if claim is ever made upon Administrative Agent or any Lender for repayment or recovery of any amount or amounts received by such Person in payment or on account of any of the Obligations and such Person repays all or part of said amount for any reason whatsoever, including, without limitation, by reason of any judgment, decree or order of any court or administrative body having jurisdiction over such Person or the respective property of each, or any settlement or compromise of any claim effected by such Person with any such claimant (including any Loan Party); and in such event each Guarantor hereby agrees that any such judgment, decree, order, settlement or compromise or other circumstances shall be binding upon such Guarantor, notwithstanding any revocation hereof or the cancellation of any note or other instrument evidencing any Obligation, and each Guarantor shall be and remain liable to Administrative Agent and/or Lenders for the amount so repaid or recovered to the same extent as if such amount had never originally been received by such Person(s). This Section 17.8 shall survive the termination of this Agreement. (b) No Agent shall be required to marshal any assets in favor of any Guarantor, or against or in payment of Obligations. (c) No Guarantor shall be entitled to claim against any present or future security held by Administrative Agent or any Lender from any Person for Obligations in priority to or equally with any claim of Administrative Agent and Lenders, or assert any claim for any liability of any Loan Party to any Guarantor in priority to or equally with claims of Administrative Agent and the Lenders for Obligations, and no Guarantor shall be entitled to compete with Administrative Agent or any Lender with respect to, or to advance any equal or prior claim to any security held by Administrative Agent or any Lender for Obligations. (d) If any Loan Party makes any payment to Administrative Agent, which payment is wholly or partly subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to any Person under any federal or provincial statute or at common law or under equitable principles, then to the extent of such payment, the Obligation intended to be paid shall be revived and continued in full force and effect as if the payment had not been made, and the resulting revived Obligation shall continue to be guaranteed, uninterrupted, by each Guarantor hereunder. (e) All present and future monies payable by any Loan Party to any Guarantor, whether arising out of a right of subrogation, contribution, indemnity or otherwise, are assigned to Administrative Agent for its benefit and for the ratable benefit of Lenders as security for such Guarantor’s liability to Administrative Agent and Lenders hereunder and are postponed and subordinated to Administrative Agent’s and Lenders’ prior right to Payment in Full of Obligations. Except to the extent prohibited otherwise by this Agreement, all monies received by any Guarantor from any Loan Party shall be held by such Guarantor as agent and trustee for Administrative Agent. This assignment, postponement

- 126- and subordination shall only terminate when the Obligations are Paid in Full and this Agreement is irrevocably terminated. (f) Each Loan Party acknowledges this assignment, postponement and subordination and, except as otherwise set forth herein, agrees to make no payments to any Guarantor without the prior written consent of Administrative Agent. Each Loan Party agrees to give full effect to the provisions hereof. (g) Notwithstanding any other provision hereof, the right of recovery against each Guarantor under the Guaranty shall be limited to the maximum amount that can be guaranteed by such Guarantor without rendering such Guarantor’s obligations hereunder void or voidable under applicable law, including, without limitation, the Uniform Fraudulent Conveyance Act, Uniform Fraudulent Transfer Act or any similar foreign, federal or state law. To the fullest extent permitted by applicable law, the foregoing limitation shall be for the benefit solely of the Secured Parties and not for the benefit of such Guarantor or the holders of any equity interest in such Guarantor. [signature pages follows]

[Signature Page to Term Loan and Security Agreement] Each of the parties has signed this Agreement as of the day and year first above written. BORROWER: REDFIN CORPORATION, as Borrower By: Name: Chris Nielsen Title: Chief Financial Officer GUARANTORS: RENT GROUP INC., as a Guarantor By: Name: Jonathan Ziglar Title: Chief Executive Officer REDFIN HOME SERVICES LLC, as a Guarantor By: Name: Chris Nielsen Title: Treasurer FORWARD SETTLEMENT SOLUTIONS, INC., as a Guarantor By: Name: Chris Nielsen Title: Chief Financial Officer TITLE FORWARD OF CALIFORNIA INC., as a Guarantor By: Name: Chris Nielsen Title: Chief Financial Officer FORWARD SETTLEMENT SOLUTIONS OF TEXAS, LLC, as a Guarantor DocuSign Envelope ID: DF3F9A2A-F4B7-4822-AD2C-F76E1ECD0F16

[Signature Page to Term Loan and Security Agreement] Each of the parties has signed this Agreement as of the day and year first above written. BORROWER: REDFIN CORPORATION, as Borrower By: Name: Chris Nielsen Title: Chief Financial Officer GUARANTORS: RENT GROUP INC., as a Guarantor By: Name: Jonathan Ziglar Title: Chief Executive Officer REDFIN HOME SERVICES LLC, as a Guarantor By: Name: Chris Nielsen Title: Treasurer FORWARD SETTLEMENT SOLUTIONS, INC., as a Guarantor By: Name: Chris Nielsen Title: Chief Financial Officer TITLE FORWARD OF CALIFORNIA INC., as a Guarantor By: Name: Chris Nielsen Title: Chief Financial Officer FORWARD SETTLEMENT SOLUTIONS OF TEXAS, LLC, as a Guarantor DocuSign Envelope ID: EE03FB7B-4BBF-4DA8-9045-4B42F0BEAB01

[Signature Page to Term Loan and Security Agreement] By: Name: Chris Nielsen Title: Chief Financial Officer TITLE FORWARD AGENCY OF ARIZONA, LLC, as a Guarantor By: Name: Chris Nielsen Title: Chief Financial Officer DocuSign Envelope ID: DF3F9A2A-F4B7-4822-AD2C-F76E1ECD0F16

[Signature Page to Term Loan and Security Agreement] AGENT: APOLLO ADMINISTRATIVE AGENCY LLC, as Administrative Agent By: Name: Title:

[Signature Page to Term Loan and Security Agreement] AGENT: APOLLO ADMINISTRATIVE AGENCY LLC, as Administrative Agent By: Name: Title: Daniel M. Duval Vice President

[Signature Page to Term Loan and Security Agreement] LENDERS: LOAN ORIGINATION A COMPARTMENT OF ATHORA LUX INVEST S.C.SP., as a Lender By: Apollo Management International LLP, its portfolio manager By: AMI (Holdings), LLC, its member By: Name: Title: ATHORA LUX INVEST NL LARGE CAP DIRECT LENDING, as Administrative Agent By: Apollo Management International LLP, its portfolio manager By: AMI (Holdings), LLC, its member By: Name: Title: APOLLO DEBT SOLUTIONS BDC, as Administrative Agent By: Name: Title: APOLLO DIVERSIFIED CREDIT FUND, as Administrative Agent By: Name: Title: William B. Kuesel Vice President William B. Kuesel Vice President Kristin Hester Chief Legal Officer Kristin Hester Chief Legal Officer

Kristin Hester Chief Legal Officer Kristin Hester Chief Legal Officer [Signature Page to Term Loan and Security Agreement] APOLLO TACTICAL INCOME FUND INC., as Administrative Agent By: Name: Title: APOLLO SENIOR FLOATING RATE FUND INC., as Administrative Agent By: Name: Title: APOLLO ACCORD+ AGGREGATOR B, L.P., as Administrative Agent By: Apollo Accord+ Advisors, L.P., its general partner By: Apollo Accord+ Advisors GP, LLC, its general partner By: Name: Title: APOLLO DEFINED RETURN AGGREGATOR B, L.P., as Administrative Agent By: Apollo Defined Return Advisors, L.P., its general partner By: Apollo Defined Return Advisors GP, LLC, its general partner By: Name: Title: William B. Kuesel Vice President William B. Kuesel Vice President

[Signature Page to Term Loan and Security Agreement] APOLLO EXCELSIOR CO-INVEST, L.P., as Administrative Agent By: Apollo Excelsior Advisors, L.P., its general partner By: Apollo Excelsior Ultimate GP, LLC, its general partner By: Name: Title: William B. Kuesel Vice President

E-1 Exhibit 1.2(b) Form of Compliance Certificate COMPLIANCE CERTIFICATE [ 20 ] Apollo Administrative Agency LLC 9 West 57th Street New York, New York 10019 Attention: Dduval@apollo.com; ApolloAgency@Alterdomus.com; Legal_Agency@Alterdomus.com The undersigned, the [President][Chief Financial Officer][Head of Finance][Controller] of Redfin Corporation, a Delaware corporation (the “Borrower”), certifies to Apollo Administrative Agency LLC, in its capacity as agent for the Lenders (in such capacity, “Administrative Agent,”) and the Lenders (as defined below) that, pursuant to the terms and conditions of that certain Term Loan and Security Agreement, dated as of October [ ], 2023 (as may be amended, modified, supplemented, renewed, restated or replaced from time to time, the “Credit Agreement”), by and among the Borrower, the guarantors from time to time party thereto (the “Guarantors” and, together with the Borrower, collectively the “Loan Parties” and each a “Loan Party”), the financial institutions or other entities party thereto as lenders from time to time (collectively, the “Lenders” and each a “Lender”), the Loan Parties are in compliance for the fiscal [quarter / year] ended [ ], 20[ ] with all required covenants set forth in the Credit Agreement and no Default or Event of Default exists (if not true, in the “Comments Regarding Exceptions” section below specify the Default or Event of Default, its nature, when it occurred, whether it is continuing and the steps being taken by the Loan Parties with respect to such Default or Event of Default). Capitalized terms used in this Compliance Certificate and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement. Without limiting the foregoing, the undersigned certifies in his or her capacity as [President][Chief Financial Officer][Head of Finance][Controller] of the Borrower and not individually that the Loan Parties are in compliance with the requirements or restrictions imposed by Sections 6.5 and Article VII of the Credit Agreement, except as may be set forth below, and attached hereto as Schedule A are covenant calculations which show such compliance (or non- compliance) with Section 6.5 of the Credit Agreement.

E-2 Compliance status is indicated by circling Yes/No under “Complies” column. Financial Covenants Required Actual Complies Section 6.5 – Minimum Liquidity Fiscal quarter ending [●], 20[●] ≥ $75,000,000 $[●] [Yes No] Since the date of the last Compliance Certificate, there have been no changes to the disclosures in any of the Schedules to the Collateral Information Certificate[, except as attached hereto as Exhibit I]. [Since the date of [the last Compliance Certificate]1 , there have been no changes to Schedules 4.4 (Locations of Equipment and Inventory), 5.2(b) (Subsidiaries), 5.9 (Intellectual Property) and 5.23 (Equity Interests) of the Credit Agreement.] [Attached as Exhibit II hereto are updates to the following schedules in accordance with Section 9.17 of the Credit Agreement.]2 Comments Regarding Exceptions: . Attached hereto as Exhibit III is a true and correct computation of EBITDA for the most recently ended fiscal quarter. Attached hereto as Exhibit IV is a true and correct computation of Excess Cash Flow for the most recently ended ECF Period. [signature page follows] Very truly yours, REDFIN CORPORATION, as Borrower By: Name: Title: 1 To be updated to refer to the date any supplements delivered between the delivery of the Compliance Certificates. 2 To include any updates to Schedules 4.4 (Locations of Equipment and Inventory), 5.2(b) (Subsidiaries), 5.9 (Intellectual Property) and 5.23 (Equity Interests).

E-3 SCHEDULE A TO COMPLIANCE CERTIFICATE Calculations

E-4 EXHIBIT I TO COMPLIANCE CERTIFICATE Supplemental Information Certificate (see attached)

E-5 EXHIBIT II TO COMPLIANCE CERTIFICATE Updates to Schedules

E-6 EXHIBIT III TO COMPLIANCE CERTIFICATE EBITDA (see attached)

E-7 EXHIBIT IV TO COMPLIANCE CERTIFICATE Excess Cash Flow (see attached)

E-8 Exhibit 2.3-1 Form of Initial Term Loan Note INITIAL TERM LOAN NOTE $[ ] [ , 20 ] FOR VALUE RECEIVED, REDFIN CORPORATION, a Delaware corporation (“Borrower”), hereby promises to pay to (the “Holder”), at the Payment Office, in lawful money of the United States of America and in immediately available funds, the principal sum of DOLLARS ($ ) or such lesser sum which then represents the Holder’s Initial Term Loan Commitment Percentage of the aggregate unpaid principal amount of the Initial Term Loan in accordance with the terms of the Credit Agreement, together with interest on the principal amount hereunder remaining unpaid from time to time from the date hereof until this Initial Term Loan Note is fully paid, at the rate or rates from time to time in effect under the Credit Agreement, provided, however, that the entire unpaid principal balance of this Initial Term Loan Note shall be due and payable in full at the end of the Term, or earlier as provided in the Credit Agreement. THIS INITIAL TERM LOAN NOTE is executed and delivered under and pursuant to the terms of that certain Term Loan and Security Agreement, dated as of the date hereof (as the same may be amended, modified, supplemented, renewed, restated or replaced from time to time, the “Credit Agreement”), by and among the Borrower, each guarantor from time to time party thereto (collectively, the “Guarantors” and each a “Guarantor” and together with the Borrower, collectively the “Loan Parties” and each a “Loan Party”), the financial institutions named therein or which hereafter become a party thereto as lenders (the “Lenders”), and Apollo Administrative Agency LLC, in its capacity as agent for Lenders (in such capacity, “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement. Borrower hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever as further set forth in the Credit Agreement. This Initial Term Loan Note is one of the Notes referred to in the Credit Agreement, which among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayments of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain terms and conditions therein specified. THIS INITIAL TERM LOAN NOTE, AND ALL MATTERS RELATING HERETO OR ARISING HEREFROM (WHETHER ARISING UNDER CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. BORROWER HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, COUNTERCLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS INITIAL TERM LOAN NOTE, ANY OTHER DOCUMENT OR ANY

E-9 OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS INITIAL TERM LOAN NOTE, ANY OTHER DOCUMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND BORROWER HEREBY CONSENTS THAT ANY SUCH CLAIM, COUNTERCLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT BORROWER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF BORROWER HERETO TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY. [Signatures to Follow on Separate Page]

E-10 IN WITNESS WHEREOF, the undersigned have executed this Initial Term Loan Note the day and year first written above intending to be legally bound hereby. REDFIN CORPORATION By: Name: Title:

E-11 Exhibit 2.3-2 Form of Delayed Draw Term Loan Note DELAYED DRAW TERM LOAN NOTE $[ ] [ , 20 ] FOR VALUE RECEIVED, REDFIN CORPORATION, a Delaware corporation (“Borrower”), hereby promises to pay to (the “Holder”), at the Payment Office, in lawful money of the United States of America and in immediately available funds, the principal sum of DOLLARS ($ ) or such lesser sum which then represents the Holder’s Delayed Draw Term Loan Commitment Percentage of the aggregate unpaid principal amount of the Delayed Draw Term Loan in accordance with the terms of the Credit Agreement, together with interest on the principal amount hereunder remaining unpaid from time to time from the date hereof until this Delayed Draw Term Loan Note is fully paid, at the rate or rates from time to time in effect under the Credit Agreement, provided, however, that the entire unpaid principal balance of this Delayed Draw Term Loan Note shall be due and payable in full at the end of the Term, or earlier as provided in the Credit Agreement. THIS DELAYED DRAW TERM LOAN NOTE is executed and delivered under and pursuant to the terms of that certain Term Loan and Security Agreement, dated as of the date hereof (as the same may be amended, modified, supplemented, renewed, restated or replaced from time to time, the “Credit Agreement”), by and among the Borrower, each guarantor from time to time party thereto (collectively, the “Guarantors” and each a “Guarantor” and together with the Borrower, collectively the “Loan Parties” and each a “Loan Party”), the financial institutions named therein or which hereafter become a party thereto as lenders (the “Lenders”), and Apollo Administrative Agency LLC, in its capacity as agent for Lenders (in such capacity, “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement. Borrower hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever as further set forth in the Credit Agreement. This Delayed Draw Term Loan Note is one of the Notes referred to in the Credit Agreement, which among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayments of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain terms and conditions therein specified. THIS DELAYED DRAW TERM LOAN NOTE, AND ALL MATTERS RELATING HERETO OR ARISING HEREFROM (WHETHER ARISING UNDER CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

E-12 BORROWER HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, COUNTERCLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS DELAYED DRAW TERM LOAN NOTE, ANY OTHER DOCUMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS DELAYED DRAW TERM LOAN NOTE, ANY OTHER DOCUMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND BORROWER HEREBY CONSENTS THAT ANY SUCH CLAIM, COUNTERCLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT BORROWER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF BORROWER HERETO TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY. [Signatures to Follow on Separate Page]

E-13 IN WITNESS WHEREOF, the undersigned have executed this Delayed Draw Term Loan Note the day and year first written above intending to be legally bound hereby. REDFIN CORPORATION By: Name: Title:

E-14 Exhibit 3.10(g)-1 Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Term Loan and Security Agreement, dated as of October [ ], 2023 (as amended, modified, supplemented, renewed, restated or replaced from time to time, the “Credit Agreement”), by and among Redfin Corporation, a Delaware corporation (the “Borrower”), each guarantor from time to time party thereto (collectively, the “Guarantors” and each a “Guarantor” and together with the Borrower, collectively the “Loan Parties” and each a “Loan Party”), the financial institutions or other entities party thereto as lenders from time to time (collectively, the “Lenders” and each a “Lender”), and Apollo Administrative Agency LLC, in its capacity as agent for the Lenders (in such capacity, “Administrative Agent”). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. Pursuant to the provisions of Section 3.10 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Obligation(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of any Borrower within the meaning of Section 881(c)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF LENDER] By: Name: Title: Date: , 20[ ]

E-15 Exhibit 3.10(g)-2 Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Term Loan and Security Agreement, dated as of October [ ], 2023 (as amended, modified, supplemented, renewed, restated or replaced from time to time, the “Credit Agreement”), by and among Redfin Corporation, a Delaware corporation (the “Borrower”), each guarantor from time to time party thereto (collectively, the “Guarantors” and each a “Guarantor” and together with the Borrower, collectively the “Loan Parties” and each a “Loan Party”), the financial institutions or other entities party thereto as lenders from time to time (collectively, the “Lenders” and each a “Lender”), and Apollo Administrative Agency LLC, in its capacity as agent for the Lenders (in such capacity, “Administrative Agent”). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. Pursuant to the provisions of Section 3.10 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of any Borrower within the meaning of Section 881(c)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF PARTICIPANT] By: Name: Title: Date: , 20[ ]

E-16 Exhibit 3.10(g)-3 Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Term Loan and Security Agreement, dated as of October [ ], 2023 (as amended, modified, supplemented, renewed, restated or replaced from time to time, the “Credit Agreement”), by and among Redfin Corporation, a Delaware corporation (the “Borrower”), each guarantor from time to time party thereto (collectively, the “Guarantors” and each a “Guarantor” and together with the Borrower, collectively the “Loan Parties” and each a “Loan Party”), the financial institutions or other entities party thereto as lenders from time to time (collectively, the “Lenders” and each a “Lender”), and Apollo Administrative Agency LLC, in its capacity as agent for the Lenders (in such capacity, “Administrative Agent”). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. Pursuant to the provisions of Section 3.10 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of any Borrower within the meaning of Section 881(c)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

E-17 [NAME OF PARTICIPANT] By: Name: Title: Date: , 20[ ]

E-18 Exhibit 3.10(g)-4 Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Term Loan and Security Agreement, dated as of October [ ], 2023 (as amended, modified, supplemented, renewed, restated or replaced from time to time, the “Credit Agreement”), by and among Redfin Corporation, a Delaware corporation (the “Borrower”), each guarantor from time to time party thereto (collectively, the “Guarantors” and each a “Guarantor” and together with the Borrower, collectively the “Loan Parties” and each a “Loan Party”), the financial institutions or other entities party thereto as lenders from time to time (collectively, the “Lenders” and each a “Lender”), and Apollo Administrative Agency LLC, in its capacity as agent for the Lenders (in such capacity, “Administrative Agent”). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. Pursuant to the provisions of Section 3.10 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Obligation(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any Other Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of any Borrower within the meaning of Section 881(c)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished Administrative Agent and the Borrower with IRS Form W- 8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

E-19 [NAME OF LENDER] By: Name: Title: Date: , 20[ ]

E-20 Exhibit 4.2(d)(1) Form of IP Security Agreement IP SECURITY AGREEMENT This IP Security Agreement, dated as of October [ ], 2023 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “IP Security Agreement”), is among the Persons listed on the signature pages hereof (collectively, the “Grantors”) and Apollo Administrative Agency LLC, as agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”). WHEREAS, REDFIN CORPORATION, a Delaware corporation (“Borrower”), has entered into that certain Term Loan and Security Agreement, dated as of October [ ], 2023 (as may be amended, modified, supplemented, renewed, restated or replaced from time to time, the “Credit Agreement”), by and among the Borrower, each guarantor from time to time party thereto (collectively, the “Guarantors” and, together with the Borrower, collectively the “Loan Parties” and each a “Loan Party”), the financial institutions or other entities party thereto as lenders from time to time (collectively, the “Lenders” and each a “Lender”), and the Administrative Agent. Capitalized terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement. WHEREAS, under the terms of the Credit Agreement, the Grantors have assigned, pledged and granted to the Administrative Agent (and its successors and assigns), for the benefit of the Secured Parties, a continuing security interest in and to and Lien on, among other property, certain intellectual property of the Grantors, and have agreed thereunder to execute this IP Security Agreement for recording with the United States Patent and Trademark Office (“USPTO”) and/or the United States Copyright Office (“USCO”), as applicable. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees as follows: 1. Grant of Security. To secure the prompt payment and performance in full to the Administrative Agent and each Lender (and each other holder of any Obligations) of the Obligations, each Grantor hereby assigns, pledges and grants to the Administrative Agent (and its successors and assigns), for its benefit and for the ratable benefit of the other Secured Parties, a continuing security interest in and to and Lien on all of such Grantor’s right, title and interest in and to the following, whether now owned or existing or hereafter created, acquired or arising and wheresoever located (the “Collateral”): a. all Patents, including the issued Patents and Patent applications set forth in Schedule A hereto (the “Patent Collateral”); b. all Trademarks, including the Trademark registrations and applications set forth in Schedule B hereto, together, in each case, with the goodwill symbolized thereby (the “Trademark Collateral”); c. all Copyrights, whether registered or unregistered, and all exclusive licenses granted to such Grantor in registered Copyrights, including, without limitation, the Copyright

E-21 registrations and applications and exclusive licenses to registered Copyrights set forth in Schedule C hereto (the “Copyright Collateral”); d. all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the foregoing; e. all rights in the foregoing corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto; f. any and all claims for damages or injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and g. any and all proceeds and products of the foregoing, in whatever form, and all supporting obligations relating to, any and all of the Collateral of or arising from any of the foregoing; provided that notwithstanding anything to the contrary contained in the foregoing clauses (i) through (vii) or elsewhere in the Loan Documents, the security interest created hereby shall not extend to, and the term “Collateral” shall not include, any Excluded Property. 2. Security for Obligations. The grant of a security interest in, the Collateral by each Grantor under this IP Security Agreement secures the payment of all Obligations of such Grantor now or hereafter existing under or in respect of the Credit Agreement (as such Credit Agreement may be amended, amended and restated, supplemented, replaced, refinanced or otherwise modified from time to time (including any increases of the principal amount outstanding thereunder)), whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise. 3. Recordation. Each Grantor authorizes and requests that each of the Register of Copyrights of the USCO, the Commissioner for Patents of the USPTO and the Commissioner for Trademarks of the USPTO, or the equivalent official in an applicable jurisdiction outside the United States, record this IP Security Agreement. 4. Execution in Counterparts. This IP Security Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed to be an original, but all such counterparts shall constitute one and the same agreement. Any signature (including electronic signatures) delivered by a party by facsimile or electronic transmission (including email transmission of a PDF image) shall be deemed to be an original signature hereto. 5. Grants, Rights and Remedies. This IP Security Agreement has been entered into in conjunction with the provisions of the Credit Agreement. Each Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Administrative Agent with respect to the Collateral are more fully set forth in the Credit Agreement, the terms and provisions of which are incorporated herein by reference as if

E-22 fully set forth herein. In the event of any conflict between the terms of this IP Security Agreement and the terms of the Credit Agreement, the terms of the Credit Agreement shall govern. 6. Governing Law; Jurisdiction; Etc. (a) THIS IP SECURITY AGREEMENT AND ALL MATTERS RELATING HERETO OR ARISING HEREFROM (WHETHER ARISING UNDER CONTRACT LAW, TORT LAW OR OTHERWISE) SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. (b) Any judicial proceeding brought by or against any Grantor with respect to this IP Security Agreement or any related agreement may be brought in any court of competent jurisdiction in the State of New York, United States of America, and, by execution and delivery of this IP Security Agreement, each Grantor accepts for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this IP Security Agreement. (c) Any judicial proceeding brought by any Grantor against any Agent or any Lender involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with this IP Security Agreement or any related agreement, shall be brought only in a federal or state court located in the City and County of New York, Borough of Manhattan. (d) Each party hereto irrevocably consents to service of process in the manner provided for in Section 16.1 of the Credit Agreement. Nothing in this IP Security Agreement will affect the right to serve process in any manner permitted by law or shall limit the right of the Agent or any Lender to bring proceedings against any Grantor in the courts of any other jurisdiction. (e) EACH PARTY TO THIS IP SECURITY AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, COUNTERCLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS IP SECURITY AGREEMENT, ANY OTHER DOCUMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS IP SECURITY AGREEMENT, ANY OTHER DOCUMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HEREBY CONSENTS THAT ANY SUCH CLAIM, COUNTERCLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS IP SECURITY AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

E-23 IN WITNESS WHEREOF, each Grantor and the Administrative Agent have caused this IP Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above. REDFIN CORPORATION By: Name: Title: []3 By: Name: Title: APOLLO ADMINISTRATIVE AGENCY LLC, as Administrative Agent By: Name: Title: 3 Loan Parties granting security in Intellectual Property to be added.

E-24 SCHEDULE A – PATENTS PATENTS AND PATENT APPLICATIONS

E-25 SCHEDULE B – TRADEMARKS TRADEMARK REGISTRATIONS AND APPLICATIONS

E-26 SCHEDULE C – COPYRIGHTS REGISTERED COPYRIGHTS COPYRIGHT APPLICATIONS EXCLUSIVE COPYRIGHT LICENSES

E-27 Exhibit 4.2(d)(2) Form of IP Security Agreement Supplement IP SECURITY AGREEMENT SUPPLEMENT This IP Security Agreement Supplement, dated as of , 2023 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “IP Security Agreement Supplement”), is among the Persons listed on the signature pages hereof (collectively, the “Grantors”) and Apollo Administrative Agency LLC, as agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”). WHEREAS, REDFIN CORPORATION, a Delaware corporation (“Borrower”), has entered into that certain Term Loan and Security Agreement, dated as of October [ ], 2023 (as may be amended, modified, supplemented, renewed, restated or replaced from time to time, the “Credit Agreement”), by and among the Borrower, each other guarantor from time to time party thereto (collectively, the “Guarantors” and, together with the Borrower, collectively the “Loan Parties” and each a “Loan Party”), the financial institutions or other entities party thereto as lenders from time to time (collectively, the “Lenders” and each a “Lender”), and the Administrative Agent. Capitalized terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement. WHEREAS, under the terms of the Credit Agreement, the Grantors have assigned, pledged and granted to the Administrative Agent (and its successors and assigns), for the benefit of the Secured Parties, a continuing security interest in and to and Lien on, among other property, certain intellectual property of the Grantors, and have agreed thereunder to execute this IP Security Agreement Supplement for recording with the United States Patent and Trademark Office (“USPTO”) and/or the United States Copyright Office (“USCO”), as applicable. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees as follows: Section 1. Grant of Security. To secure the prompt payment and performance in full to the Administrative Agent and each Lender (and each other holder of any Obligations) of the Obligations, each Grantor hereby assigns, pledges and grants to the Administrative Agent (and its successors and assigns), for its benefit and for the ratable benefit of the other Secured Parties, a continuing security interest in and to and Lien on all of such Grantor’s right, title and interest in and to the following, whether now owned or existing or hereafter created, acquired or arising and wheresoever located (the “Collateral”): a. all Patents, including the issued Patents and Patent applications set forth in Schedule A hereto (the “Patent Collateral”); b. all Trademarks, including the Trademark registrations and applications set forth in Schedule B hereto, together, in each case, with the goodwill symbolized thereby (the “Trademark Collateral”); c. all Copyrights, whether registered or unregistered, and all exclusive licenses granted to such Grantor in registered Copyrights, including, without limitation, the Copyright

E-28 registrations and applications and exclusive licenses to registered Copyrights set forth in Schedule C hereto (the “Copyright Collateral”); d. all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the foregoing; e. all rights in the foregoing corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto; f. any and all claims for damages or injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and g. any and all proceeds and products of the foregoing, in whatever form, and all supporting obligations relating to, any and all of the Collateral of or arising from any of the foregoing; provided that notwithstanding anything to the contrary contained in the foregoing clauses (i) through (vii) or elsewhere in the Loan Documents, the security interest created hereby shall not extend to, and the term “Collateral” shall not include, any Excluded Property. Section 2. Security for Obligations. The grant of a security interest in, the Collateral by each Grantor under this IP Security Agreement Supplement secures the payment of all Obligations of such Grantor now or hereafter existing under or in respect of the Credit Agreement (as such Credit Agreement may be amended, amended and restated, supplemented, replaced, refinanced or otherwise modified from time to time (including any increases of the principal amount outstanding thereunder)), whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise. Section 3. Recordation. Each Grantor authorizes and requests that each of the Register of Copyrights of the USCO, the Commissioner for Patents of the USPTO and the Commissioner for Trademarks of the USPTO, or the equivalent official in an applicable jurisdiction outside the United States, record this IP Security Agreement Supplement. Section 4. Execution in Counterparts. This IP Security Agreement Supplement may be executed in any number of counterparts and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed to be an original, but all such counterparts shall constitute one and the same agreement. Any signature (including electronic signatures) delivered by a party by facsimile or electronic transmission (including email transmission of a PDF image) shall be deemed to be an original signature hereto. Section 5. Grants, Rights and Remedies. This IP Security Agreement Supplement has been entered into in conjunction with the provisions of the Credit Agreement. Each Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Administrative Agent with respect to the Collateral are more fully set forth in the Credit Agreement, the terms and provisions of which are incorporated herein by

E-29 reference as if fully set forth herein. In the event of any conflict between the terms of this IP Security Agreement Supplement and the terms of the Credit Agreement, the terms of the Credit Agreement shall govern. Section 6. Governing Law; Jurisdiction; Etc. (a) THIS IP SECURITY AGREEMENT SUPPLEMENT AND ALL MATTERS RELATING HERETO OR ARISING HEREFROM (WHETHER ARISING UNDER CONTRACT LAW, TORT LAW OR OTHERWISE) SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. (b) Any judicial proceeding brought by or against any Grantor with respect to this IP Security Agreement or any related agreement may be brought in any court of competent jurisdiction in the State of New York, United States of America, and, by execution and delivery of this IP Security Agreement, each Grantor accepts for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this IP Security Agreement. (c) Any judicial proceeding brought by Grantor hereto against any Agent or any Lender involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with this IP Security Agreement or any related agreement, shall be brought only in a federal or state court located in the City and County of New York, Borough of Manhattan. (d) Each party hereto irrevocably consents to service of process in the manner provided for in Section 16.1 of the Credit Agreement. Nothing in this IP Security Agreement will affect the right to serve process in any manner permitted by law or shall limit the right of the Agent or any Lender to bring proceedings against any Grantor in the courts of any other jurisdiction. (e) EACH PARTY TO THIS IP SECURITY AGREEMENT SUPPLEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, COUNTERCLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS IP SECURITY AGREEMENT SUPPLEMENT, ANY OTHER DOCUMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS IP SECURITY AGREEMENT SUPPLEMENT, ANY OTHER DOCUMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HEREBY CONSENTS THAT ANY SUCH CLAIM, COUNTERCLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS IP SECURITY AGREEMENT SUPPLEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF

E-30 THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. [Signatures to Follow on Separate Page]

E-31 IN WITNESS WHEREOF, each Grantor and the Administrative Agent have caused this IP Security Agreement Supplement to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above. []4 By: Name: Title: APOLLO ADMINISTRATIVE AGENCY LLC, as Administrative Agent By: Name: Title: 4 Loan Parties granting security in After-Acquired Intellectual Property to be added.

E-32 SCHEDULE A – PATENTS PATENTS AND PATENT APPLICATIONS

E-33 SCHEDULE B – TRADEMARKS TRADEMARK REGISTRATIONS AND APPLICATIONS

E-34 SCHEDULE C – COPYRIGHTS REGISTERED COPYRIGHTS COPYRIGHT APPLICATIONS EXCLUSIVE COPYRIGHT LICENSES

E-35 Exhibit 7.12 Form of Joinder Agreement JOINDER AGREEMENT JOINDER AGREEMENT, dated as of [ ], 20[ ] (this “Joinder Agreement”), by [ADDITIONAL GUARANTOR[s]] a [jurisdiction] [type of entity] ([each an][the] “Additional Guarantor”), in favor of APOLLO ADMINISTRATIVE AGENCY LLC, as Administrative Agent (in such capacity, the “Administrative Agent”) for the Lenders under the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement. PRELIMINARY STATEMENTS A. WHEREAS, REDFIN CORPORATION, a Delaware corporation, the other Guarantors from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent, among others, have entered into a Term Loan and Security Agreement, dated as of October [ ], 2023 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). B. WHEREAS, the Credit Agreement requires [each][the] Additional Guarantor to become a party to the Credit Agreement. C. WHEREAS, [each][the] Additional Guarantor has agreed to execute and deliver this Joinder Agreement in order to become a party to the Credit Agreement as a Guarantor. ACCORDINGLY, IT IS AGREED: 1. Guaranty/Grant. By executing and delivering this Joinder Agreement, [each][the] Additional Guarantor, as provided in Section 7.12 of the Credit Agreement, hereby becomes a party to the Credit Agreement as a “Guarantor” and a “Loan Party” thereunder with the same force and effect as if originally named therein as a Guarantor and a Loan Party and, without limiting the generality of the foregoing, hereby expressly assumes, jointly and severally, all obligations and liabilities of a Guarantor and a Loan Party thereunder, under the Notes, and under any other agreement between any Loan Party and Lenders and unconditionally (a) guarantees, as a primary obligor and not merely as a surety, jointly and severally with each other Guarantor when and as due, whether at maturity, by acceleration, by notice of prepayment or otherwise, the due and punctual performance of all Obligations and (b) assigns, pledges and grants to the Administrative Agent (and its successors and assigns) for its benefit and for the ratable benefit of the other Secured Parties, a continuing security interest in and to and Lien on all of its Collateral, whether now owned or hereafter acquired or arising and wheresoever located. Notwithstanding the foregoing and the provisions of Article XVII of the Credit Agreement or any other provision of the Credit Agreement, with respect to Obligations under or in respect of any Swap Obligation, the foregoing guarantee shall only be effective to the extent that such Additional Guarantor is a Qualified ECP Loan Party at the time such Swap Obligation is entered into and such Obligations and such guarantee thereof are not Excluded Hedge Liabilities.

E-36 2. All notices and other communications provided to the Additional Guarantors shall be at the address set forth pursuant to Section 16.6 of the Credit Agreement unless otherwise set forth in the signature page[s] hereto. [Each][The] Additional Guarantor hereby represents and warrants that each of the representations and warranties made by it as a Loan Party in Article V of the Credit Agreement is true and correct on and as of the date hereof (after giving effect to this Joinder Agreement) as if made on and as of such date, except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct as of such earlier date. The Additional Guarantor has complied with all requirements of Section 7.12 of the Credit Agreement. 3. GOVERNING LAW. THIS JOINDER AGREEMENT AND ALL MATTERS RELATING HERETO OR ARISING HEREFROM (WHETHER ARISING UNDER CONTRACT LAW, TORT LAW OR OTHERWISE) SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. Any judicial proceeding brought by or against any Additional Guarantor with respect to any of the Obligations, this Joinder Agreement, the Other Documents or any related agreement may be brought in any court of competent jurisdiction in the State of New York, United States of America, and, by execution and delivery of this Joinder Agreement, each Additional Guarantor accepts for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Each Additional Guarantor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified or registered mail (return receipt requested) directed to the Borrower at its address set forth in Section 16.6 of the Credit Agreement and service so made shall be deemed completed five (5) days after the same shall have been so deposited in the mails of the United States of America, or, at Administrative Agent’s option, by service upon Borrower which each Additional Guarantor irrevocably appoints as such Additional Guarantor’s Administrative Agent for the purpose of accepting service within the State of New York. Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of any Agent or any Lender to bring proceedings against any Additional Guarantor in the courts of any other jurisdiction. Each Additional Guarantor waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Each Additional Guarantor waives the right to remove any judicial proceeding brought against such Additional Guarantor in any state court to any federal court. Any judicial proceeding by any Additional Guarantor against any Agent or any Lender involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with this Agreement or any related agreement, shall be brought only in a federal or state court located in the County of New York, State of New York. 4. The provisions of Sections 12.3 (Jury Waiver), 16.5 (Indemnity), 16.9 (Expenses), of the Credit Agreement are hereby incorporated herein by reference, mutatis mutandis. 5. This Joinder Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Joinder Agreement by facsimile or other electronic imaging (including in .pdf format)

E-37 means shall be effective as delivery of a manually executed counterpart of this Joinder Agreement. The words “delivery”, “execution”, “execute”, “signed”, “signature”, and words of like import in or related to this Joinder Agreement or any document to be signed in connection with this Joinder Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

E-38 IN WITNESS WHEREOF, [each][the] undersigned [party] has caused this Joinder Agreement to be duly executed and delivered as of the date first above written. [ADDITIONAL GUARANTOR[S]] By: Name: Title: Acknowledged and Agreed, APOLLO ADMINISTRATIVE AGENCY LLC, as Administrative Agent By: Name: Title:

E-39 Exhibit 9.17 Form of Collateral Information Certificate COLLATERAL INFORMATION CERTIFICATE October [ ], 2023 In connection with that certain Term Loan and Security Agreement (the “Credit Agreement”) to be entered into by and among Redfin Corporation, a Delaware corporation (the “Borrower”) and the Guarantors party thereto (together with the Borrower, each individually, a “Company”, and collectively, the “Companies”), and Apollo Administrative Agency LLC, as administrative agent (the “Administrative Agent”), each Company hereby certifies as follows: I. Current Information A. Legal Name, Organizations, Corporate Functions, Jurisdiction of Organization and Organizational Identification Number. The full and exact legal name (as it appears in its certificate or articles of organization, limited liability membership agreement, or similar organizational documents, in each case as amended to date), any trade names or similar appellations, the type of organization, the corporate function, the jurisdiction of organization and the state, provincial or territorial organizational identification number and federal taxpayer identification number of each Company are as follows: Name of Company Type of Organization5 Corporate Function6 Jurisdiction of Organization Organizational Identification Number Federal Taxpayer Identification Number B. Chief Executive Offices, Mailing Addresses and other Locations. 1. The chief executive office address and the preferred mailing address and any other location in which each Company maintains any collateral (including any assets, goods, inventory, equipment, other personal property, or real property) or any books and records relating thereto of each Company are as follows: Name of Company Address of Chief Executive Office M ailing Address (if different) Location where Books and Records are Kept (if different) 5 E.g., corporation, limited liability company, limited partnership. 6 E.g., holding company, owner of intellectual property or real estate, operating company.

E-40 Distribution Centers Name of Company Addresses of Distribution Centers Owned or Leased? Description of Assets and Value Store Locations Name of Company Addresses of Store Locations Owned or Leased? Other Locations (not already described above, if any) Name of Company Addresses of Other Property Locations Owned or Leased? Description of Use, Assets and Value 2. Set forth below is the information required with respect to each location or place of business previously maintained by each Company at any time during the past four months: Name of Company Addresses of Chief Executive Office Mailing Address (if different) C. Warehousemen, Bailees, etc. 1. Except as set forth below, no persons (including lessees, consignees, warehousemen, customs brokers, freight forwarders, common carriers or other bailees) other than the Companies have possession of any assets (including goods, inventory and equipment) of any Company: Name Address/City/State Province/Zip Code Description of Assets and Value Nature of Possession7 2. Set forth below is the information required by Sections B and C.1. with respect to each other location at which, or other person or entity with which, any of the Collateral consisting of assets, goods, inventory, equipment, other personal property, or real property has been previously held at any time during the past twelve months: 7 E.g., bailee, warehouseman, customs broker, freight forwarder, carrier, consignee, etc.

E-41 Name Address/City/State Province/Zip Code Description of Assets and Value D. Changes in Names, Jurisdiction of Organization or Corporate Structure. 3. Except as set forth below, no Company has changed its name (including trade names and similar appellations), jurisdiction of organization or its corporate structure in any way (e.g. by merger, amalgamation, consolidation, change in corporate form, change in jurisdiction of organization or otherwise) within the past five (5) years: D ate of Change Description of Change 4. Attached hereto as Schedule I-D is the information required in Sections I.A. and I.B. for any other business or organization to which a Company became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, now or at any time during the past five years. E. Acquisitions of Equity Interests or Assets. Except as set forth below, no Company has acquired the controlling equity interests of another entity or substantially all the assets of another entity within the past five (5) years: Date of Acquisition Description of Acquisition F. Corporate Ownership and Organizational Structure. Attached as Exhibit A hereto is a true and correct organizational chart showing the ownership of the Borrower and all of its affiliates. G. Federal Tax Return. Attached as Exhibit B hereto are true and correct copies of the cover pages of the federal tax returns most recently filed by the Companies with the Internal Revenue Service, as applicable. H. Foreign Qualifications. Set forth below is a list of all jurisdictions where each Company is qualified to conduct business: Name of Company Foreign Qualifications

E-42 II. Investment Related Property A. Securities. Set forth below is a list of all equity interests owned by each Company together with the type of organization which issued such equity interests (e.g. corporation, limited liability company, partnership or trust): Issuer Type of Organization # of Shares Owned Total Shares Outstanding Percentage Ownership Owner Certificate No. (if uncertificated, please indicate so) Par Value B. Securities Accounts. Set forth below is a list of all securities accounts of each Company: Name of Company Type of Account Name & Address of Financial Institutions/ Financial Intermediary C. Deposit Accounts. Set forth below is a list of all bank accounts (checking, savings, money market or the like) of each Company: Name of Company Account Number Type of Account8 Name & Address of Financial Institutions D. Instruments. Set forth below is a list of all instruments held by or payable to each Company: Name of Company Issuer of Instrument Principal Amount of Instrument Maturity Date III. Intellectual Property A. Set forth below is a list of all copyrights, patents, trademarks, industrial designs and other intellectual property owned or licensed by each Company (including any applications for same): 8 E.g., concentration account, local store depository account, payroll account, account to pay taxes, etc.

E-43 Copyrights Copyrights Owner Filing Date Status Registration No. Owned or Licensed? Patents Patents Owner Filing Date Status Registration No. Owned or Licensed? Trademarks Trademarks Owner Filing Date Status Registration No. Owned or Licensed? Industrial Designs Industrial Designs Owner Filing Date Status Registration No. Owned or Licensed? IV. Real Property. Attached hereto as Schedule IV is a true and correct list of all real property owned or leased by each Company including (a) the exact address (including the county), (b) an indication of whether such property is owned or leased and (c) if such property is owned, the estimated value thereof, or, if such property is leased, a schedule of lease payments. V. Fixtures. Attached hereto as Schedule V is the information required by UCC Section 9-502(b) of each state in which any of the Collateral consisting of fixtures are or are to be located and the name and address of each real estate recording office where a mortgage on the real estate on which such fixtures are or are to be located would be recorded. VI. Commercial Tort Claims. The Companies currently have the following commercial tort claims against other parties: Case Name/ Defendant Summary of Claim Jurisdiction of Filing Filing No. A mount in Controversy VII. UCC Filings

E-44 A. File Search Reports. Attached hereto as Schedule VII-A is a true copy of a file search report, along with a true copy of each financing statement or other filing identified in such file search report, from the UCC filing officer (or, if such officer does not issue such reports, from an experienced UCC search organization acceptable to the Security Agent) (i) in each jurisdiction identified in Section I.A. or in Section I.B.2. with respect to each name set forth in Section I.A. or I.D. and (ii) from each filing officer in each real estate recording office identified on Schedule V with respect to real estate on which Collateral consisting of fixtures are or are to be located. B. UCC Filings. Attached hereto as Schedule VII-B is a copy of each financing statement filed or to be filed in the central UCC filing office in the jurisdiction identified in Section I.A. and in each real estate recording office referred to on Schedule V. C. Termination Statements. In respect of any pre-existing UCC financing statements that are not authorized herein or by the Credit Agreement, a duly signed or otherwise authorized termination statement in form acceptable to the Security Agent has been duly filed in each applicable jurisdiction identified in Sections I.A., has been delivered to the Security Agent. Attached hereto as Schedule VII-C is a true copy of each such filing duly acknowledged or otherwise identified by the filing office. D. Schedule of Filing. Attached hereto as Schedule VII-D is a schedule setting forth filing information with respect to the filings described in Sections VII.B. and VII.C. E. Filing Fees. All filing fees and taxes payable in connection with the filings described in Sections VII.B. and VII.C have been paid. VIII. Completeness of Information Presented. No Company owns any material assets, except as set forth in this Information Certificate. IX. Acknowledgement. Each Company acknowledges that this Information Certificate is provided in connection with the Credit Agreement and that the lenders party thereto will rely upon the information contained herein. Each Company further acknowledges and agrees that the information contained herein shall be deemed to be a representation and warranty under the Credit Agreement, and that any material misstatements or material omissions contained herein may constitute a default under the Credit Agreement. [signature pages follow]

E-45 IN WITNESS WHEREOF, the undersigned hereto have caused this Information Certificate to be executed as of the date above first written by its officer thereunto duly authorized. COMPANIES: REDFIN CORPORATION By: Name: Title: []9 By: Name: Title: [] By: Name: Title: 9 Signature blocks to be added as necessary to include Parent Guarantor and each Subsidiary of the Borrower.

E-46 Schedule I-D Other Names

E-47 Schedule IV Real Property Address Owned or leased Estimated Value [●] [●] [●] [●] [●] [●]

E-48 Schedule V Fixtures Location Real Estate Recording Office [●] [●] [●] [●]

E-49 Schedule VII-A File Search Reports (to be attached)

E-50 Schedule VII-B UCC Filings (to be attached)

E-51 Schedule VII-C Termination Statement(s) (to be attached)

E-52 Schedule VII-D Schedule of Filing Below is a schedule setting forth filing information with respect to the filings described in Sections VII. B. and C. of the Information Certificate. Name of Company Filing Type Finance Document State Filing Office Filing Date File Number [●] [●] [●] [●] [●] [●] [●] [●] [●] [●] [●] [●] [●] [●]

E-53 Exhibit A Corporate Organizational Chart (to be attached)

E-54 Exhibit B Federal Tax Returns (to be attached)

E-55 Exhibit 9.17 Form of Collateral Information Certificate (continued) SUPPLEMENTAL COLLATERAL INFORMATION CERTIFICATE , 20 In connection with that certain Term Loan and Security Agreement (the “Credit Agreement”) to be entered into by and among Redfin Corporation, a Delaware corporation (the “Borrower”) and the Guarantors party thereto (together with the Borrower, each individually, a “Company”, and collectively, the “Companies”), and Apollo Administrative Agency LLC, as agent for the Lenders (in such capacity, the “Administrative Agent”), each Company hereby certifies as follows: I. Current Information A. Legal Name, Organizations, Corporate Functions, Jurisdiction of Organization and Organizational Identification Number. The full and exact legal name (as it appears in its certificate or articles of organization, limited liability membership agreement, or similar organizational documents, in each case as amended to date), any trade names or similar appellations, the type of organization, the corporate function, the jurisdiction of organization and the state, provincial or territorial organizational identification number and federal taxpayer identification number of each Company are as follows: Name of Company Type of Organization10 Corporate Function11 Jurisdiction of Organization Organizational Identification Number Federal Taxpayer Identification Number B. Chief Executive Offices, Mailing Addresses and other Locations. 1. The chief executive office address and the preferred mailing address and any other location in which each Company maintains any collateral (including any assets, goods, inventory, equipment, other personal property, or real property) or any books and records relating thereto of each Company are as follows: Name of Company Address of Chief Executive Office M ailing Address (if different) Location where Books and Records are Kept (if different) 10 E.g., corporation, limited liability company, limited partnership. 11 E.g., holding company, owner of intellectual property or real estate, operating company.

E-56 Distribution Centers Name of Company Addresses of Distribution Centers Owned or Leased? Description of Assets and Value Store Locations Name of Company Addresses of Store Locations Owned or Leased? Other Locations (not already described above, if any) Name of Company Addresses of Other Property Locations Owned or Leased? Description of Use, Assets and Value 2. Set forth below is the information required with respect to each location or place of business previously maintained by each Company at any time during the past four months: Name of Company Addresses of Chief Executive Office Mailing Address (if different) C. Warehousemen, Bailees, etc. 1. Except as set forth below, no persons (including lessees, consignees, warehousemen, customs brokers, freight forwarders, common carriers or other bailees) other than the Companies have possession of any assets (including goods, inventory and equipment) of any Company: Name Address/City/State Province/Zip Code Description of Assets and Value Nature of Possession12 2. Set forth below is the information required by Sections B and C.1. with respect to each other location at which, or other person or entity with which, any of the Collateral consisting 12 E.g., bailee, warehouseman, customs broker, freight forwarder, carrier, consignee, etc.

E-57 of assets, goods, inventory, equipment, other personal property, or real property has been previously held at any time during the past twelve months: Name Address/City/State Province/Zip Code Description of Assets and Value D. Changes in Names, Jurisdiction of Organization or Corporate Structure. 3. Except as set forth below, no Company has changed its name (including trade names and similar appellations), jurisdiction of organization or its corporate structure in any way (e.g. by merger, amalgamation, consolidation, change in corporate form, change in jurisdiction of organization or otherwise) within the past five (5) years: D ate of Change Description of Change 4. Attached hereto as Schedule I-D is the information required in Sections I.A. and I.B. for any other business or organization to which a Company became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, now or at any time during the past five years. E. Acquisitions of Equity Interests or Assets. Except as set forth below, no Company has acquired the controlling equity interests of another entity or substantially all the assets of another entity within the past five (5) years: Date of Acquisition Description of Acquisition F. Corporate Ownership and Organizational Structure. Attached as Exhibit A hereto is a true and correct organizational chart showing the ownership of the Borrower and all of its affiliates. G. Federal Tax Return. Attached as Exhibit B hereto are true and correct copies of the cover pages of the federal tax returns most recently filed by the Companies with the Internal Revenue Service, as applicable. H. Foreign Qualifications. Set forth below is a list of all jurisdictions where each Company is qualified to conduct business: Name of Company Foreign Qualifications

E-58 X. Investment Related Property A. Securities. Set forth below is a list of all equity interests owned by each Company together with the type of organization which issued such equity interests (e.g. corporation, limited liability company, partnership or trust): Issuer Type of Organization # of Shares Owned Total Shares Outstanding Percentage Ownership Owner Certificate No. (if uncertificated, please indicate so) Par Value B. Securities Accounts. Set forth below is a list of all securities accounts of each Company: Name of Company Type of Account Name & Address of Financial Institutions/ Financial Intermediary) C. Deposit Accounts. Set forth below is a list of all bank accounts (checking, savings, money market or the like) of each Company: Name of Company Account Number Type of Account13 Name & Address of Financial Institutions D. Instruments. Set forth below is a list of all instruments held by or payable to each Company: Name of Company Issuer of Instrument Principal Amount of Instrument Maturity Date XI. Intellectual Property A. Set forth below is a list of all copyrights, patents, trademarks, industrial designs and other intellectual property owned or licensed by each Company (including any applications for same): 13 E.g., concentration account, local store depository account, payroll account, account to pay taxes, etc.

E-59 Copyrights Copyrights Owner Filing Date Status Registration No. Owned or Licensed? Patents Patents Owner Filing Date Status Registration No. Owned or Licensed? Trademarks Trademarks Owner Filing Date Status Registration No. Owned or Licensed? Industrial Designs Industrial Designs Owner Filing Date Status Registration No. Owned or Licensed? XII. Real Property. Attached hereto as Schedule IV is a true and correct list of all real property owned or leased by each Company including (a) the exact address (including the county), (b) an indication of whether such property is owned or leased and (c) if such property is owned, the estimated value thereof, or, if such property is leased, a schedule of lease payments. XIII. Fixtures. Attached hereto as Schedule V is the information required by UCC Section 9-502(b) of each state in which any of the Collateral consisting of fixtures are or are to be located and the name and address of each real estate recording office where a mortgage on the real estate on which such fixtures are or are to be located would be recorded. XIV. Commercial Tort Claims. The Companies currently have the following commercial tort claims against other parties: Case Name/ Defendant Summary of Claim Jurisdiction of Filing Filing No. Amount in Controversy XV. UCC Filings

E-60 A. File Search Reports. Attached hereto as Schedule VII-A is a true copy of a file search report, along with a true copy of each financing statement or other filing identified in such file search report, from the UCC filing officer (or, if such officer does not issue such reports, from an experienced UCC search organization acceptable to the Security Agent) (i) in each jurisdiction identified in Section I.A. or in Section I.B.2. with respect to each name set forth in Section I.A. or I.D. and (ii) from each filing officer in each real estate recording office identified on Schedule V with respect to real estate on which Collateral consisting of fixtures are or are to be located. B. UCC Filings. Attached hereto as Schedule VII-B is a copy of each financing statement filed or to be filed in the central UCC filing office in the jurisdiction identified in Section I.A. and in each real estate recording office referred to on Schedule V. C. Termination Statements. In respect of any pre-existing UCC financing statements that are not authorized herein or by the Credit Agreement, a duly signed or otherwise authorized termination statement in form acceptable to the Security Agent has been duly filed in each applicable jurisdiction identified in Sections I.A., has been delivered to the Security Agent. Attached hereto as Schedule VII-C is a true copy of each such filing duly acknowledged or otherwise identified by the filing office. D. Schedule of Filing. Attached hereto as Schedule VII-D is a schedule setting forth filing information with respect to the filings described in Sections VII.B. and VII.C. E. Filing Fees. All filing fees and taxes payable in connection with the filings described in Sections VII.B. and VII.C have been paid. XVI. Completeness of Information Presented. No Company owns any material assets, except as set forth in this Information Certificate. XVII. Acknowledgement. Each Company acknowledges that this Information Certificate is provided in connection with the Credit Agreement and that the lenders party thereto will rely upon the information contained herein. Each Company further acknowledges and agrees that the information contained herein shall be deemed to be a representation and warranty under the Credit Agreement, and that any material misstatements or material omissions contained herein may constitute a default under the Credit Agreement. [signature pages follow]

E-61 IN WITNESS WHEREOF, the undersigned hereto have caused this Information Certificate to be executed as of the date above first written by its officer thereunto duly authorized. COMPANIES: REDFIN CORPORATION By: Name: Title: []14 By: Name: Title: [] By: Name: Title: 14 Signature blocks to be added as necessary to include each Loan Party.

E-62 Schedule I-D Other Names

E-63 Schedule IV Real Property Address Owned or leased Estimated Value [●] [●] [●] [●] [●] [●]

E-64 Schedule V Fixtures Location Real Estate Recording Office [●] [●] [●] [●]

E-65 Schedule VII-A File Search Reports (to be attached)

E-66 Schedule VII-B UCC Filings (to be attached)

E-67 Schedule VII-C Termination Statement(s) (to be attached)

E-68 Schedule VII-D Schedule of Filing Below is a schedule setting forth filing information with respect to the filings described in Sections VII. B. and C. of the Information Certificate. Name of Company Filing Type Finance Document State Filing Office Filing Date File Number [] [] [] [] [] [] [] [] [] [] [] [] [] []

E-69 Exhibit A Corporate Organizational Chart (to be attached)

E-70 Exhibit B Federal Tax Returns (to be attached)

E-71 Exhibit 16.3 Form of Commitment Transfer Supplement COMMITMENT TRANSFER SUPPLEMENT This COMMITMENT TRANSFER SUPPLEMENT, dated as of [ ], 20[ ] (this “Commitment Transfer Supplement”), by and among (“Transferor Lender”), (“Purchasing Lender”), and APOLLO ADMINISTRATIVE AGENCY LLC, as agent for the Lenders under the Credit Agreement (as defined below) (in such capacity, the “Administrative Agent”). W I T N E S E T H WHEREAS, this Commitment Transfer Supplement is being executed and delivered in accordance with Section 16.3 of that certain Term Loan and Security Agreement, dated as of October [ ], 2023 (as may be amended, modified, supplemented, renewed, restated or replaced from time to time, the “Credit Agreement”), by and among the Redfin Corporation, a Delaware corporation (the “Borrower”), each guarantor from time to time party thereto (collectively, the “Guarantors” and each a “Guarantor” and together with the Borrower, collectively the “Loan Parties” and each a “Loan Party”), the financial institutions or other entities party thereto as lenders from time to time (collectively, the “Lenders” and each a “Lender”) and Administrative Agent. WHEREAS, Purchasing Lender wishes to become a Lender party to the Credit Agreement; and WHEREAS, the Transferor Lender is selling and assigning to Purchasing Lender rights, obligations and commitments under the Credit Agreement; NOW, THEREFORE, the parties hereto hereby agree as follows: 1. All capitalized terms used herein which are not defined shall have the meanings given to them in the Credit Agreement. 2. Upon receipt by Administrative Agent of four counterparts of this Commitment Transfer Supplement, to each of which is attached a fully completed Schedule I, and each of which has been executed by the Transferor Lender and Administrative Agent, Administrative Agent will transmit to Transferor Lender and Purchasing Lender a Transfer Effective Notice, substantially in the form of Schedule II to this Commitment Transfer Supplement (a “Transfer Effective Notice”). Such Transfer Effective Notice shall set forth, inter alia, the date on which the transfer effected by this Commitment Transfer Supplement shall become effective (the “Transfer Effective Date”), which date unless otherwise noted therein, shall not be earlier than the first Business Day following the date such Transfer Effective Notice is received. From and after the Transfer Effective Date, Purchasing Lender shall be a Lender party to the Credit Agreement for all purposes thereof. 3. At or before 12:00 Noon (New York time) on the Transfer Effective Date Purchasing Lender shall pay to Transferor Lender, in immediately available funds, an amount equal to the purchase price, as agreed between Transferor Lender and such Purchasing Lender (the “Purchase Price”), of the portion of the Advances being purchased by such Purchasing Lender (such Purchasing Lender’s “Purchased Percentage”) of the outstanding Advances and other amounts owing to the Transferor Lender under the Credit Agreement, and the Note(s). Effective

E-72 upon receipt by Transferor Lender of the Purchase Price from a Purchasing Lender, Transferor Lender hereby irrevocably sells, assigns and transfers to such Purchasing Lender, without recourse, representation or warranty, and Purchasing Lender hereby irrevocably purchases, takes and assumes from Transferor Lender, such Purchasing Lender’s Purchased Percentage of the Advances and other amounts owing to the Transferor Lender under the Credit Agreement and the Note(s) together with all instruments, documents and collateral security pertaining thereto. 4. Transferor Lender has made arrangements with Purchasing Lender with respect to (i) the portion, if any, to be paid, and the date or dates for payment, by Transferor Lender to such Purchasing Lender of any fees heretofore received by Transferor Lender pursuant to the Credit Agreement prior to the Transfer Effective Date and (ii) the portion, if any, to be paid, and the date or dates of payment, by such Purchasing Lender to Transferor Lender of fees or interest received by such Purchasing Lender pursuant to the Credit Agreement from and after the Transfer Effective Date. 5. (a) All principal payments that would otherwise be payable from and after the Transfer Effective Date to or for the account of Transferor Lender pursuant to the Credit Agreement and the Note(s) shall, instead, be payable to or for the account of Transferor Lender and Purchasing Lender, as the case may be, in accordance with their respective interests as reflected in this Commitment Transfer Supplement. (b) All interest, fees and other amounts that would otherwise accrue for the account of Transferor Lender from and after the Transfer Effective Date pursuant to the Credit Agreement and the Note(s) shall, instead, accrue for the account of, and be payable to, Transferor Lender and Purchasing Lender, as the case may be, in accordance with their respective interests as reflected in this Commitment Transfer Supplement. In the event that any amount of interest, fees or other amounts accruing prior to the Transfer Effective Date was included in the Purchase Price paid by any Purchasing Lender, Transferor Lender and Purchasing Lender will make appropriate arrangements for payment by Transferor Lender to such Purchasing Lender of such amount upon receipt thereof from the Borrower. 6. Concurrently with the execution and delivery hereof, Transferor Lender will provide to Purchasing Lender conformed copies of the Credit Agreement and all related documents delivered to Transferor Lender. 7. Each of the parties to this Commitment Transfer Supplement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Commitment Transfer Supplement. 8. By executing and delivering this Commitment Transfer Supplement, Transferor Lender and Purchasing Lender confirm to and agree with each other, Administrative Agent and Lenders as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, Transferor Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, the

E-73 Note(s) or any other instrument or document furnished pursuant thereto; (ii) Transferor Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Loan Parties or the performance or observance by the Loan Parties of any of their Obligations under the Credit Agreement, the Note(s) or any other instrument or document furnished pursuant hereto; (iii) Purchasing Lender confirms that it has received a copy of the Credit Agreement, together with copies of such financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Commitment Transfer Supplement; (iv) Purchasing Lender will, independently and without reliance upon Administrative Agent, Transferor Lender or any other Lenders and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (v) Purchasing Lender appoints and authorizes Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to Administrative Agent by the terms thereof; (vi) Purchasing Lender agrees that it will perform all of its respective obligations as set forth in the Credit Agreement to be performed by each as a Lender; and (vii) Purchasing Lender represents and warrants to Transferor Lender, Lenders, Administrative Agent and the Loan Parties that it is either (x) entitled to the benefits of an income tax treaty with the United States of America that provides for an exemption from the United States withholding tax on interest and other payments made by the Borrower under the Credit Agreement and Other Documents or (y) is engaged in trade or business within the United States of America. 9. Schedule I hereto sets forth the revised [Revolving Commitment Percentages][Initial Term Loan Commitment Percentages][Delayed Draw Term Loan Commitment Percentages], as applicable, of Transferor Lender and the [Revolving Commitment Percentages][Initial Term Loan Commitment Percentages][Delayed Draw Term Loan Commitment Percentages], as applicable, of Purchasing Lender as well as administrative information with respect to Purchasing Lender. 10. THIS COMMITMENT TRANSFER SUPPLEMENT AND ALL MATTERS RELATING HERETO OR ARISING HEREFROM (WHETHER ARISING UNDER CONTRACT LAW, TORT LAW OR OTHERWISE) SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. [Signatures Begin on Next Page]

E-74 IN WITNESS WHEREOF, the parties hereto have caused this Commitment Transfer Supplement to be executed by their respective duly authorized officers on the date set forth above. [ ] as Transferor Lender By: Name: Title: [ ] as Transferor Lender By: Name: Title: APOLLO ADMINISTRATIVE AGENCY LLC, as Administrative Agent By: Name: Title: [Consented to by: REDFIN CORPORATION, as Borrower By: Name: Title:]15 15 Consent to be included only if required by the Credit Agreement.

Schedule 1.1 Commitments Initial Term Loan Commitments Legal Entity Initial Term Loan Commitment Amount Initial Term Loan Commitment Percentage Loan Origination, a Compartment of Athora Lux Invest S.C.Sp. $100,000.00 0.08% Athora Lux Invest NL Large Cap Direct Lending $7,400,000.00 5.92% Apollo Debt Solutions BDC $63,500,000.00 50.80% Apollo Diversified Credit Fund $8,500,000.00 6.80% Apollo Tactical Income Fund Inc. $1,750,000.00 1.40% Apollo Senior Floating Rate Fund Inc. $1,750,000.00 1.40% Apollo Accord+ Aggregator B, L.P. $21,000,000.00 16.80% Apollo Defined Return Aggregator B, L.P. $8,500,000.00 6.80% Apollo Excelsior Co-Invest, L.P. $12,500,000.00 10.00% Total $125,000,000.00 100.00000000% Delayed Draw Term Loan Commitments Legal Entity Delayed Draw Term Loan Commitment Amount Delayed Draw Term Loan Commitment Percentage Loan Origination, a Compartment of Athora Lux Invest S.C.Sp. $4,900,000.00 3.92% Athora Lux Invest NL Large Cap Direct Lending $2,600,000.00 2.08% Apollo Debt Solutions BDC $63,500,000.00 50.80% Apollo Diversified Credit Fund $8,500,000.00 6.80%

2 Apollo Tactical Income Fund Inc. $1,750,000.00 1.40% Apollo Senior Floating Rate Fund Inc. $1,750,000.00 1.40% Apollo Accord+ Aggregator B, L.P. $21,000,000.00 16.80% Apollo Defined Return Aggregator B, L.P. $8,500,000.00 6.80% Apollo Excelsior Co-Invest, L.P. $12,500,000.00 10.00% Total $125,000,000.00 100.00000000%

2 Schedule 1.2(a) Permitted Encumbrances None.

3 Schedule 1.2(b) Permitted Indebtedness Please provide a list of any Indebtedness that the Company plans or expects to have remain in place as of Closing. See Section 7.8 and the defined terms below. $230 million outstanding 2025 Convertible Notes as of October 13, 2023. See “Convertible Senior Notes” in the Company’s Form 10- Q filed August 3, 2023. The balance on October 13, 2023 reflects recent repurchase activity. $575 million outstanding 2027 Convertible Notes as of October 13, 2023. See “Convertible Senior Notes” in the Company’s Form 10- Q filed August 3, 2023. There has been no repurchase activity since our last 10-Q filing. Series A convertible preferred stock. See “Note 10: Mezzanine Equity” in the Form 10-Q filed August 3, 2023. Van Leases (as defined below).

4 Schedule 1.2(c) Permitted Loans See Section 1.2(b). $2,147,632.43 receivable from Bay Equity and approximately $325k in receivables from Rent.

5 Schedule 1.2(d) Existing Lease Obligations Van Leases. $148,564 net book value of van finance leases held by Redfin Home (collectively, the “Van Leases”).

6 Schedule 1.2(e) Permitted Warehouse Facilities Bank Facility Limit Renewal Date Wells Fargo $100,000,000 3/16/2024 Prosperity $75,000,000 10/30/2024 City National $50,000,000 10/09/2024 Republic $75,000,000 8/14/2024 Origin $75,000,000 9/30/2024 M&T Bank $50,000,000 10/10/2024 Total $425,000,000

7 Schedule 4.4 (a)(iv) Locations of each Loan Party’s equipment and Inventory having a value greater than $1,000,000 Name of Company Address Description of Use, Assets and Value (as of 9/30/23) Redfin 1099 Stewart Street Suite 600 Seattle, WA 98101 Leasehold improvements and furniture/fixtures $7,505,079 Redfin 1 Montgomery Street Suite 800 San Francisco, CA 94104 Leasehold improvements and furniture/fixtures $1,566,502 Redfin 2611 Internet Boulevard Suite 200-201 Frisco, TX 75034 Leasehold improvements and furniture/fixtures $1,298,075 In addition to above, the Company’s Balance Sheet as of 9/30/2023 includes internally developed software in the amount of $28,843,582.89 as property and equipment.

8 (b)(i) Locations at which any Loan Party has any Inventory having a value greater than $1,000,000 (except for Inventory in transit) or other Collateral See Schedule 4.4(a)(iv) above. (b)(ii) Warehouse Locations None. (b)(iii) Place of Business, Chief Executive Office

	Name of Company	Address of Chief Executive Office	Place of Business (if different)	Location where Books and Records are Kept (if different)
	Redfin Corporation	1099 Stewart St., Suite 600 Seattle, WA 98101 ("***Seattle HQ***")	Same	Same
	Walk Score Management, LLC	Seattle HQ	Same	Same
	Redfin Home Services LLC	Seattle HQ	Same	Same
	Rent Group Inc.	271 17th Street, Suite 1800 Atlanta, GA 30326	Same	Same
	Forward Settlement Solutions, Inc.	1628 JFK Blvd., 8 Penn Center, Suite 700, Philadelphia, PA 19103	Same	Seattle HQ
	Forward Settlement Solutions of Texas, LLC	2611 Internet Blvd, Suite 202 Frisco, TX 75034	Same	Seattle HQ
	Title Forward of California Inc.	163 Technology Drive, Suite 150A, Irvine, CA 92618	Same	Seattle HQ
	Title Forward Agency of Arizona, LLC	1628 JFK Blvd., 8 Penn Center, Suite 700, Philadelphia, PA 19103	Same	Seattle HQ
	RDFN Ventures, Inc.	Seattle HQ	Same	Same
	RedfinNow Pledgor LLC	Seattle HQ	Same	Same
	RedfinNow Borrower LLC	Seattle HQ	Same	Same
	Redfin Subsidiary Holding Corporation	Seattle HQ	Same	Same
	Redfin Unlimited Liability Company	1090 Homer Street, Suite 300 Vancouver, B.C., Canada V6B 2W9	Same	Seattle HQ

9

10 (b)(iv) Real Property Company (Lessee) Lessor Address Owned or leased Redfin Corporation The Boardroom 721 Depot Drive Anchorage, AK 99501 Leased Redfin Corporation WORX BHM 324 Commons Drive Birmingham, AL 35209 Leased Redfin Corporation Regus - Bentonville Vendor 1202 North East McClain Road Bldg 7, Office 147 Bentonville, AR 72712 Leased Redfin Corporation MSC Tempe LLC 1900 West University Drive Suite 205, 206 Tempe, AZ 85281 Leased Redfin Corporation The Nest - Via Paypal 2205 East 7th Avenue Flagstaff, AZ 86004 Leased Redfin Corporation Tucson Coworking LLC 149 North Stone Avenue 3rd and 4th Floors Tucson, AZ 85701 Leased Redfin Corporation Hudson Gateway Place, LLC 2033 Gateway Place Suite 110 San Jose, CA 95110 Leased Redfin Corporation LIZ, a California general partnership 2710 Media Center Drive Suite 210 Los Angeles, CA 90065 Leased Redfin Corporation Maxxam Enterprises 2710 Media Center Drive Suite 210 Los Angeles, CA 90065 Leased Redfin Corporation JLNI, LLC and KPN Industrial, LLC 40810 County Center Drive Suite 160 Temecula, CA 92591 Leased Redfin Corporation KORE Iron Point, Inc. 1110 Iron Point Road Suite 150 Folsom, CA 95630 Leased Redfin Corporation Cushman Wakefield 1110 Iron Point Road Suite 150 Folsom, CA 95630 Leased

Redfin Corporation	MSCI 2007-HQ12 Office 4900 Limited Partnership	4900 Airport Plaza Drive Suite 200 Long Beach, CA 90815	Leased
Redfin Corporation	Dublin Corporate Center Owner LLC	4160 Dublin Boulevard Suite 250 Dublin, CA 94568	Leased
Redfin Corporation	7510 Hazard, LLC	7676 Hazard Center Drive Suite 640 San Diego, CA 92108	Leased
Redfin Corporation	Post-Montgomery Associates	1 Montgomery Street Suite 800 San Francisco, CA 94104	Leased
Redfin Corporation	Fusion Workplaces - Palm Desert	74-710 Highway 111 Suite 109 Palm Desert, CA 92260	Leased
Redfin Corporation	Miramar - Aston View, LLC	1808 Aston Avenue Suite 200 Carlsbad, CA 92008	Leased
Redfin Corporation	THE IRVINE COMPANY LLC	163 Technology Suite 150 Irvine, CA 92618	Leased
Redfin Corporation	Miracle Mile Properties	3711 Long Beach Boulevard Suite 610 Long Beach, CA 90807	Leased
Redfin Corporation	Regus Management Group, LLC	1090 Homer Street Suite 317 Vancouver, BC V6B 2W9	Leased
Redfin Corporation	Regus Management Group, LLC	251 Consumers Road Suites 1238 & 1247 Toronto, ON M2J 4R3	Leased
Redfin Corporation	Regus - BC Vendor	535 Yates Street Suite 400, Office 412 Victoria, BC V8W 2Z6	Leased
Redfin Corporation	Alturas Stanford, LLC	8055 East Tufts Avenue Suite 1430 Denver, CO 80237	Leased
Redfin Corporation	S. C. Herman & Associates, Inc.	2001 S Street NW Suite 400 Washington, DC 20009	Leased

11

Redfin Corporation	Fairway Westshore Owner, LLC	600 N Westshore Blvd. Suite 800 & 701 Tampa, FL 33609	Leased
Redfin Corporation	Michael C. Wilde, Esq	5901 Broken Sound Parkway NW Suite 501 Boca Raton, FL 33487	Leased
Redfin Corporation	JB Property Venture, LLC	491 Montgomery Place Suite 1001 Altamonte Springs, FL 32714	Leased
Redfin Corporation	WeWork 1155 Perimeter Center West	1155 Perimeter Center West 10-126 Atlanta, GA 30338	Leased
Redfin Corporation	Waterfront Plaza, LLC	500 Ala Moana Boulevard Suite 3-A Honolulu, HI 96813	Leased
Redfin Corporation	Finance Factors, Limited	1164 Bishop Street Suites 614 and 938 Honolulu, HI 96813	Leased
Redfin Corporation	112 S. Sangamon LLC	112 South Sangamon Suite 400 Chicago, IL 60607	Leased
Redfin Corporation	Gateway Palatine LLC	220 N. Smith Street Suite 102 Palatine, IL 60067	Leased
Redfin Corporation	RPO Property Management LLC	600 East 96th Street Suite 540 Indianapolis, IN 46240	Leased
Redfin Corporation	Katfish Incorporated	111 Oak Street Suite 100 Bonner Springs, KS 66012	Leased
Redfin Corporation	Edenside Adventures	1415 Bardstown Road 3rd Floor Louisville, KY 40204	Leased
Redfin Corporation	2831 St. Claude, LLC	2831 St Claude Avenue 2nd Floor Assigned Desk New Orleans, LA 70117	Leased
Redfin Corporation	2831 St Claude, LLC.	2831 St Claude Avenue Room 210 New Orleans, LA 70117	Leased

12

Redfin Corporation	Jumbo Captial Management	150 Royall Street 2nd Floor Canton, MA 02021	Leased
Redfin Corporation	Workbar	100 Summit Drive Burlington, MA 01803	Leased
Redfin Corporation	Workbar	500 Unicorn Park Drive Office 315 Woburn, MA 01801	Leased
Redfin Corporation	DAS REALTY TRUST, Alexander Shore,Trustee	293 Belmont Street Belmont, MA 02478	Leased
Redfin Corporation	FP 540 GAITHER, LLC	540 Gaither Road Suite 500 Rockville, MD 20850	Leased
Redfin Corporation	The RMR Group	540 Gaither Road Suite 500 Rockville, MD 20850	Leased
Redfin Corporation	333 OSTEND, LLC	333 West Ostend Street Suite 110 Baltimore City, MD 21230	Leased
Redfin Corporation	The Office Station Group, LLC	22685 Three Notch Road Suite F, Room F-3 California, MD 20619	Leased
Redfin Corporation	Provider at Executive Office Centers, Inc.	254 Commercial Street Office 229 Portland, ME 04101	Leased
Redfin Corporation	US Administrative Services dba	12800 Whitewater Drive Office 144 Minnetonka, MN 55343	Leased
Redfin Corporation	Office Evolution Clayton	231 S. Bemiston Avenue Suite 800, Office 822 Clayton, MO 63105	Leased
Redfin Corporation	ThriveCo LLC	222 S. Meramec Avenue Suites 202, 205A & 300 Office #3 Clayton, MO 63105	Leased
Redfin Corporation	Industrious	420 Nichols Road, 2nd Floor Kansas City, MO 64112	Leased

13

14 Redfin Corporation AP Grinnell Water Works, LP 1435 West Morehead Street Suite 135 & 235 Charlotte, NC 28208 Leased Redfin Corporation Regus Management Group, LLC 717 Green Valley Road Suite 200, 203 & 204 Greensboro, NC 27408 Leased Redfin Corporation 630 Davis Drive LLC 630 Davis Drive Suite 125 Durham, NC 27709 Leased Redfin Corporation Rockbrook Village Inc. 11060 Oak Street Suite 8 Omaha, NE 68144 Leased Redfin Corporation Gold Group 619 Lake Avenue Private Office #10 Asbury Park, NJ 07712 Leased Redfin Corporation Regus - Paramus Vendor 140 East Ridgewood Avenue Office 485 Paramus, NJ 07652 Leased Redfin Corporation PPI - Simms, LLC 400 Gold Avenue SW Suite 716 Albuquerque, NM 87102 Leased Redfin Corporation J&D Realty Holdings, New Mexico, LLC 1630 Alameda, N.W. Albuquerque, NM 87114 Leased Redfin Corporation CounterTrade Products Inc. 1630 Alameda, N.W. Albuquerque, NM 87114 Leased Redfin Corporation CENTRA POINT OWNER LLC 8329 West Sunset Road Suite 280 Las Vegas, NV 89113 Leased Redfin Corporation Centra Point Owner, LLC 8329 West Sunset Road Suite 280 Las Vegas, NV 89113 Leased Redfin Corporation North Shore Plaza, LLC 366 North Broadway Suite 202 Jericho, NY 11753 Leased Redfin Corporation WeWork 222 Broadway Suite 2156 New York, NY 10038 Leased

15 Redfin Corporation Serendipity Labs 44 South Broadway Suite 100, Office 225 White Plains, NY 10601 Leased Redfin Corporation Regus - Buffalo Vendor 50 Fountain Plaza Suite 1400, Office 1430 Buffalo, NY 14202 Leased Redfin Corporation Regus Cincinnati Vendor 8044 Montgomery Road Office #732 Cincinnati, OH 45236 Leased Redfin Corporation Kooperman Mentel Ferguson Yaross, Ltd. 400 West Rich Street Suite 253 Columbus, OH 43215 Leased Redfin Corporation Limelight, LLC 425 Literary Road Office #3 Cleveland, OH 44113 Leased Redfin Corporation Cohatch 752 High St Office #2 Columbus, OH 43085 Leased Redfin Corporation Multa Negotium, LLC 14 NE 13th Street Suite 113 & 114 Oklahoma City, OK 73104 Leased Redfin Corporation AAT LLOYD DISTRICT, LLC 700 NE Multnomah Suite 1550 Portland, OR 97232 Leased Redfin Corporation HP BC Eagle One LLC 993 Old Eagle School Road Suite 417 Wayne, PA 19087 Leased Forward Settlement Solutions Inc. 8 Penn Center Owner, L.P. 8 Penn Center, 1628 JFK Boulevard Suite 700 Philadelphia, PA 19103 Leased Redfin Corporation Hejmoe, LLC 35-37 Touro Street Unit A Newport, RI 02840 Leased Redfin Corporation Industrious 677 King Street Floor 3 Charleston, SC 29403 Leased Redfin Corporation Boyle Investment Company 302 Innovation Drive Suite 320 Franklin, TN 37067 Leased

Redfin Corporation	Brookwood Properties Subsidiary, LLC	300 East Sonterra Boulevard Suite 1180 San Antonio, TX 78258	Leased
Redfin Corporation	Hall G2, LLC	2611 Internet Boulevard Suite 200-201 Frisco, TX 75034	Leased
Redfin Corporation	Starwood Capital Group	10415 Morado Circle Suite 350 Austin, TX 78759	Leased
Redfin Corporation	c/o Lovett Companies	401 Franklin St. Suite 2550 Houston, TX 77201	Leased
Redfin Corporation	Common Desk - POST HTX	401 N Franklin Street Houston, TX 77201	Leased
Redfin Corporation	Common Desk	2833 Crockett Street Office O-20 Fort Worth, TX 76107	Leased
Redfin Corporation	Griffin SL South Union Park 7090 Property, LLC	7090 South Union Park Avenue Suite 210 Midvale, UT 84047	Leased
Redfin Corporation	RMR OPFCP LP	14155 Newbrook Drive Suite 300 Chantilly, VA 20151	Leased
Redfin Corporation	FSIC 3110 Fairview Park, LLC	3110 Fairview Park Drive, 2nd Floor 200 Falls Church, VA 22042	Leased
Redfin Corporation	Gather	14321 Winter Breeze Drive Suite 77, Office 320 Midlothian, VA 23113	Leased
Redfin Corporation	Gather Workspaces LLC	14321 Winter Breeze Drive Midlothian, VA 23113	Leased
Redfin Corporation	Hill7 Developers, LLC	1099 Stewart Street Suite 600 Seattle, WA 98101	Leased
Redfin Corporation	Nicola Northgate LP	115 NE 100th Street Suites 308 & 325 Seattle, WA 98125	Leased

16

17 Redfin Corporation TMG Lynnwood, LLC 808 134th Street SW Building B Suites 203, 204 & 206 Everett, WA 98204 Leased Redfin Corporation SDC Creative LLC 5601 Sixth Avenue South Suite 167 Seattle, WA 98108 Leased Redfin Corporation DMV FW Center, LLC 2505 S. 320th Street Suite 630 Federal Way, WA 98003 Leased Redfin Corporation Regency Bellefield Holdings, LLC 1715 114th Avenue Southeast Suite 220 Bellevue, WA 98004 Leased Redfin Corporation Regus - Seattle (Stewart St.) Vendor 600 Stewart Street Office 420 Seattle, WA 98101 Leased Redfin Corporation 790 Milwaukee Novel Coworking LLC 790 N. Milwaukee Street Office 322 Milwaukee, WI 53202 Leased Redfin Corporation Regus - Madison Vendor 811 E. Washington Ave 502 Madison, WI 53703 Leased Redfin Corporation Paramount Holdings LLC 1603 Capitol Ave Suite #507E Cheyenne, WY 82001 Leased Rent Group Inc. BLOCK, INC. 271 17th Street Suite 1800 Atlanta, GA, 30363 Leased (b)(v) Prior Names See Schedule 5.6 herein. (b)(vi) Merger or Corporate Reorganization The Company acquired RentPath Holdings, Inc. on April 2, 2021. See the Company’s Form 8-K filed April 8, 2021. The Company acquired Bay Equity LLC on April 1, 2022. See the Company’s Form 8-K filed April 7, 2022.

18 Schedule 4.8(f) Deposit and Investment Accounts See attached Schedule 4.8(f) – Bank Accounts.

19 Schedule 5.1 Consents None.

20 Schedule 5.2(a) States of Qualification and Good Standing See attached Schedule 5.2(a) – States of Qualification and Good Standing.

Schedule 5.2(b)
Subsidiaries

Current Legal Entity Owned	Jurisdiction	Record Owner	Loan Party / Excluded Subsidiary
Walk Score Management, LLC	WA	Redfin Corporation	Excluded (Immaterial Subsidiary)
Forward Settlement Solutions, Inc.	DE	Redfin Corporation	Loan Party (Guarantor)
BE Holdco LLC	DE	Redfin Corporation	Excluded (Immaterial Subsidiary)
RDFN Ventures, Inc.	DE	Redfin Corporation	Excluded (Immaterial Subsidiary)
Redfin Home Services LLC	DE	Redfin Corporation	Loan Party (Guarantor)
Redfin Subsidiary Holding Corporation	DE	Redfin Corporation	Excluded (Immaterial Subsidiary)
Rent Group Inc.	DE	Redfin Corporation	Loan Party (Guarantor)
Forward Settlement Solutions of Texas, LLC	TX	Forward Settlement Solutions, Inc.	Loan Party (Guarantor)
Title Forward of California Inc.	CA	Forward Settlement Solutions, Inc.	Loan Party (Guarantor)
Title Forward Agency of Arizona, LLC	DE	Forward Settlement Solutions, Inc.	Loan Party (Guarantor)
Bay Equity LLC	CA	BE Holdco LLC	Excluded Mortgage Subsidiary
RedfinNow Pledgor LLC	DE	RDFN Ventures, Inc.	Excluded (Immaterial Subsidiary)
RedfinNow Borrower LLC	DE	RedfinNow Pledgor LLC	Excluded (Immaterial Subsidiary)
Redfin Unlimited Liability Company	BC (Canada)	Redfin Subsidiary Holding Corporation	Excluded (Immaterial Subsidiary)

21

22 Schedule 5.4 Federal Tax Identification Number Name of Loan Party/Subsidiary Federal Taxpayer Identification Number (1) Redfin Corporation [74-3064240] (2) Rent Group Inc. [45-2461735] (3) Walk Score Management, LLC [20-8404016] (4) Forward Settlement Solutions, Inc. [20-5900211] (5) BE Holdco LLC [87-3343656] (6) RDFN Ventures, Inc. [81-4875089] (7) Redfin Home Services LLC [82-5206767] (8) Redfin Subsidiary Holding Corporation [83-2165583] (9) Forward Settlement Solutions of Texas, LLC [30-1128267] (10) Title Forward of California Inc. [85-3987040] (11) Title Forward Agency of Arizona, LLC [92-3878637] (12) Bay Equity LLC [26-0360466] (13) RedfinNow Pledgor LLC [84-2101065] (14) RedfinNow Borrower LLC [84-2111215] (15) Redfin Unlimited Liability Company [CAD736748112]

23 Schedule 5.6 Prior Names The Company was incorporated as Appliance Computing Inc. in Washington in October 2002 and was reincorporated in February 2005 in Delaware and changed its name to Redfin Corporation in May 2006. RentPath Holdings, Inc. changed its name to Rent Group Inc. on June 17, 2022. B.C Unlimited Company changed its name to Redfin Unlimited Company on November 1, 2018. Front Seat Management, LLC changed its name to Walk Score Management, LLC on May 2, 2012. Redfin Financial, Inc. changed its name to Redfin Mortgage, Inc. on June 26, 2008 and changed it again to Forward Settlement Solutions, Inc. on May 8, 2012.

24 Schedule 5.8(b)(i) Litigation See “Note 7: Commitments and Contingencies” in the Company’s Form 10-Q filed August 3, 2023.

25 Schedule 5.8(c) Plans ● Redfin 401(k) plan ● RentPath Holdings, Inc. Thrift & Retirement Plan ● Bay Equity 401k Plan

26 Schedule 5.9 Intellectual Property Software Licenses: None. Trademark Licenses: None. Copyrights None. Patents See attached (i) Schedule 5.9 Redfin - Patents and (ii) Schedule 5.9 Rent - Patents. Trademarks See attached (i) Schedule 5.9 Redfin - Trademarks and (ii) Schedule 5.9 Rent - Trademarks.

27 Schedule 5.10 Licenses and Permits None.

28 Schedule 5.14 Labor Disputes See “Note 7: Commitments and Contingencies” in the Company’s Form 10-Q filed August 3, 2023.

29 Schedule 5.23 Equity Interests Name of Subsidiary Loan Party/Type of Excluded Subsidiary Type of Equity Interests Owner and Percentage of Equity Interest Subscription/ Options/Warrants/Calls/ Commitments/ Rights or Agreements/Restrictions on Transfer Convertible/ Exchangeable Securities (1) Rent Group Inc. Loan Party (Guarantor) Common Stock Redfin Corporation 100% n/a n/a (2) Bay Equity LLC Excluded Mortgage Subsidiary Membership Interest BE Holdco LLC 100% n/a n/a (3) Walk Score Management, LLC Excluded (Immaterial Subsidiary) Membership Interest Redfin Corporation 100% n/a n/a (4) Forward Settlement Solutions, Inc. Loan Party (Guarantor) Common Stock Redfin Corporation 100% n/a n/a (5) BE Holdco LLC Excluded (Immaterial Subsidiary) Membership Interest Redfin Corporation 100% n/a n/a (6) RDFN Ventures, Inc. Excluded (Immaterial Subsidiary) Common Stock Redfin Corporation 100% n/a n/a (7) Redfin Home Services LLC Loan Party (Guarantor) Membership Interest Redfin Corporation 100% n/a n/a

	Name of Subsidiary	Loan Party/Type of Excluded Subsidiary	Type of Equity Interests	Owner and Percentage of Equity Interest	Subscription/ Options/Warrants/Calls/ Commitments/ Rights or Agreements/Restrictions on Transfer	Convertible/ Exchangeable Securities
(8)	Redfin Subsidiary Holding Corporation	Excluded (Immaterial Subsidiary)	Common Stock	Redfin Corporation 100%	n/a	n/a
(9)	Forward Settlement Solutions of Texas, LLC	Loan Party (Guarantor)	Membership Interest	Forward Settlement Solutions, Inc. 100%	n/a	n/a
(10)	Title Forward of California Inc.	Loan Party (Guarantor)	Common Stock	Forward Settlement Solutions, Inc. 100%	n/a	n/a
(11)	Title Forward Agency of Arizona, LLC	Loan Party (Guarantor)	Membership Interest	RDFN Ventures, Inc. 100%	n/a	n/a
(12)	RedfinNow Pledgor LLC	Excluded (Immaterial Subsidiary)	Membership Interest	RedfinNow Pledgor LLC 100%	n/a	n/a
(13)	RedfinNow Borrower LLC	Excluded (Immaterial Subsidiary)	Membership Interest	Redfin Subsidiary Holding Corporation 100%	n/a	n/a
(14)	Redfin Unlimited Liability Company	Excluded (Immaterial Subsidiary)	Membership Interest	Forward Settlement Solutions, Inc. 100%	n/a	n/a
(15)	Inspectify*	Redfin	Series A Preferred	Redfin; *de minimis*	Customary Series A Terms	

* Relates to a $150k investment by Redfin in Inspectify, Inc.

30

31 Schedule 5.26 Material Contracts See attached Schedule 5.26 Rent - Material Contracts. See attached Schedule 5.26 Redfin - Material Contracts.

32 Schedule 7.10 Transactions with Affiliates None.

Schedule 4.8(f)
Redfin Deposit Accounts

Name of Company	Account Number	Type of Account	Name and Address of Financial Institution
Redfin Corporation	3139240240	Checking/Wells	Wells Fargo Bank, N.A. (120) PO Box 6995
Redfin Corporation	3265390306	Checking/Wells	Wells Fargo Bank, N.A. (120) PO Box 6995
Redfin Corporation	4940710452	Checking/Wells	Wells Fargo Bank, N.A. (120) PO Box 6995
Redfin Corporation	4077371573	Checking/Wells	Wells Fargo Bank, N.A. (120) PO Box 6995
Redfin Corporation	8759532313	Checking/Wells	Wells Fargo Bank, N.A. (120) PO Box 6995
Redfin Corporation	4428952519	Trust Account	Wells Fargo Bank, N.A. (120) PO Box 6995
Redfin Corporation	5001135168	Trust Account	Wells Fargo Bank, N.A. (120) PO Box 6995
Redfin Corporation	2621627013	Checking/Wells	Wells Fargo Bank, N.A. (120) PO Box 6995
Redfin Corporation	3561477096	Trust Account	Wells Fargo Bank, N.A. (120) PO Box 6995
Redfin Corporation	4643747751	Checking/Wells	Wells Fargo Bank, N.A. (120) PO Box 6995
Redfin Corporation	6136918908	Checking/Wells	Wells Fargo Bank, N.A. (120) PO Box 6995
Redfin Corporation	4975739715	Trust Account	Wells Fargo Bank, N.A. (120) PO Box 6995
Redfin Corporation	3064799962	Checking/Wells	Wells Fargo Bank, N.A. (120) PO Box 6995
Redfin Borrower LLC	4888239878	Checking/Wells	Wells Fargo Bank, N.A. (182) PO Box 63020
Forward Settlement Solutions Inc	3265390314	Checking/Wells	Wells Fargo Bank, N.A. (120) PO Box 6995
Forward Settlement Solutions Inc	1382173480	Checking/Wells	Wells Fargo Bank, N.A. (120) PO Box 6995
Forward Settlement Solutions Inc	6259963731	Checking/Wells	Wells Fargo Bank, N.A. (120) PO Box 6995
Forward Settlement Solutions Inc	9178014065	Checking/Wells	Wells Fargo Bank, N.A. (120) PO Box 6995
Forward Settlement Solutions Inc	4604648261	Checking/Wells	Wells Fargo Bank, N.A. (120) PO Box 6995
Forward Settlement Solutions of	4675916514	Checking/Wells	Wells Fargo Bank, N.A. (182) PO Box 63020
Forward Settlement Solutions of	4619000730	Checking/Wells	Wells Fargo Bank, N.A. (182) PO Box 63020
Forward Settlement Solutions of	4421034497	Checking/Wells	Wells Fargo Bank, N.A. (182) PO Box 63020
Forward Settlement Solutions of	4290377399	Checking/Wells	Wells Fargo Bank, N.A. (182) PO Box 63020
Forward Settlement Solutions of	4944129659	Checking/Wells	Wells Fargo Bank, N.A. (182) PO Box 63020
Redfin Home Services, LLC	4942784331	Checking/Wells	Wells Fargo Bank, N.A. (182) PO Box 63020
Redfin Home Services, LLC	4943556670	Checking/Wells	Wells Fargo Bank, N.A. (182) PO Box 63020
Redfin Home Services, LLC	4290377423	Checking/Wells	Wells Fargo Bank, N.A. (182) PO Box 63020
Redfin Home Services, LLC	4509128971	Checking/Wells	Wells Fargo Bank, N.A. (182) PO Box 63020
Redfin Ventures, Inc	4955941102	Checking/Wells	Wells Fargo Bank, N.A. (182) PO Box 63020
Redfin Ventures, Inc	4604153841	Checking/Wells	Wells Fargo Bank, N.A. (182) PO Box 63020
Redfin Ventures, Inc	4534864467	Checking/Wells	Wells Fargo Bank, N.A. (182) PO Box 63020

Redfin Ventures, Inc	4943796656	Checking/Wells	Wells Fargo Bank, N.A. (182) PO Box 63020
Redfin Ventures, Inc	4388369522	Checking/Wells	Wells Fargo Bank, N.A. (182) PO Box 63020
Redfin Unlimited Liability Co	00313-101-054-5	Business	Royal Bank of Canada PO Box 4047
Redfin Unlimited Liability Co	00313-101-251-7	Business	Royal Bank of Canada PO Box 4047
Redfin Unlimited Liability Co	00313-101-053-7	Business	Royal Bank of Canada PO Box 4047
Redfin Unlimited Liability Co	00313-101-084-2	Business	Royal Bank of Canada PO Box 4047
Redfin Unlimited Liability Co	00313-100-074-4	Business	Royal Bank of Canada PO Box 4047
Redfin Unlimited Liability Co	00313-101-083-4	Business	Royal Bank of Canada PO Box 4047
Title Forward Agency of Arizona,	4942041831	Checking/Wells	Wells Fargo Bank, N.A. (182) PO Box 63020
Title Forward of California, INC	4943833947	Checking/Wells	Wells Fargo Bank, N.A. (182) PO Box 63020
Title Forward of California, INC	4125667378	Checking/Wells	Wells Fargo Bank, N.A. (182) PO Box 63020
Title Forward of California, INC	4087269882	Checking/Wells	Wells Fargo Bank, N.A. (182) PO Box 63020
Redfin Unlimited Liability Co	4943556662	Checking/Wells	Wells Fargo Bank, N.A. (182) PO Box 63020
Walkscore Management LLC	5621562601	Checking/Wells	Wells Fargo Bank, N.A. (120) PO Box 6995
Redfin Corporation	033-	Money Market	Vanguard PO Box 3009 Monroe WI 535666-
Redfin Corporation	1AB26970	Money Market	Wells Fargo Bank, N.A. 233 S Grand Ave
Redfin Now Borrower, LLC	1BC14079	Money Market	Wells Fargo Bank, N.A. 233 S Grand Ave
Forward Settlement Solutions INC	1BB59336	Money Market	Wells Fargo Bank, N.A. 233 S Grand Ave
Forward Settlement Solutions of	1BC19344	Money Market	Wells Fargo Bank, N.A. 233 S Grand Ave
Redfin Home Services, LLC	1BB85041	Money Market	Wells Fargo Bank, N.A. 233 S Grand Ave
Redfin Ventures, Inc	1BB59340	Money Market	Wells Fargo Bank, N.A. 233 S Grand Ave
Title Forward of California, INC	1BC95405	Money Market	Wells Fargo Bank, N.A. 233 S Grand Ave
Walkscore Management LLC	1BB59633	Money Market	Wells Fargo Bank, N.A. 233 S Grand Ave
Redfin Corporation	1051004790	Investment	US Bank Two Liberty Place 50 South 16th St
Rent Group Inc	1077719333	Deposit Acct	PNC Bank, N.A.
Rent Group Inc	1077719309	Daily Interest	PNC Bank, N.A.

Schedule 5.2(a)

Formation Date	Company Name	Entity Number	Service State	Domestic State
13-Feb-18	Forward Settlement Solutions of Texas, LLC	32066223903	TX	TX
22-Aug-12	Forward Settlement Solutions, Inc.	20121453435	CO	DE
16-Nov-06	Forward Settlement Solutions, Inc.	4253354	DE	DE
5-May-14	Forward Settlement Solutions, Inc.	F14000002000	FL	DE
28-Sep-12	Forward Settlement Solutions, Inc.	12079026	GA	DE
29-Aug-12	Forward Settlement Solutions, Inc.	68578302	IL	DE
28-Sep-12	Forward Settlement Solutions, Inc.	F14882112	MD	DE
28-Sep-12	Forward Settlement Solutions, Inc.	205900211	MA	DE
6-Oct-17	Forward Settlement Solutions, Inc.	9.8214E+11	MN	DE
16-Nov-06	Forward Settlement Solutions, Inc.	450088960	NJ	DE
28-Sep-12	Forward Settlement Solutions, Inc.	4301877	NY	DE
16-May-12	Forward Settlement Solutions, Inc.	11705101-1	PA	DE
7-Sep-17	Forward Settlement Solutions, Inc.	921915	TN	DE
21-Aug-12	Forward Settlement Solutions, Inc.	F1906025	VA	DE
29-Nov-06	Forward Settlement Solutions, Inc.	602672129	WA	DE
28-Dec-17	Forward Settlement Solutions, Inc.	F058341	WI	DE
3-Oct-12	Forward Settlement Solutions, Inc.	C00004631674	DC	DE
10-Oct-17	Forward Settlement Solutions, Inc.	4081354	OH	DE
25-Nov-20	RDFN Ventures, Inc.	23154449	AZ	DE
4-Jan-17	RDFN Ventures, Inc.	6271907	DE	DE
13-Jul-21	RDFN Ventures, Inc.	73049172	IL	DE
23-Feb-21	RDFN Ventures, Inc.	F21432950	MD	DE
12-Apr-21	RDFN Ventures, Inc.	1.22992E+12	MN	DE
12-Apr-21	RDFN Ventures, Inc.	1188711	TN	DE
18-Feb-21	RDFN Ventures, Inc.	C00006868774	DC	DE
25-Jul-19	RDFN Ventures, Inc.	803200404	TX	DE
5-Aug-21	RDFN Ventures, Inc.	2312994102	OK	DE
1-Oct-21	RDFN Ventures, Inc.	7375220	PA	DE
21-Aug-14	Redfin Corporation	316-233	AL	DE
25-Nov-19	Redfin Corporation	10118318	AK	DE
5-Feb-09	Redfin Corporation	F15042751	AZ	DE
12-Aug-14	Redfin Corporation	811058926	AR	DE

23-Nov-05	Redfin Corporation	C2810976	CA	DE
1-Dec-08	Redfin Corporation	20081624185	CO	DE
15-Jul-08	Redfin Corporation	944099	CT	DE
22-Feb-05	Redfin Corporation	3929727	DE	DE
7-May-09	Redfin Corporation	F09000001867	FL	DE
3-Feb-09	Redfin Corporation	9007994	GA	DE
11-Mar-10	Redfin Corporation	41790 F1	HI	DE
18-May-15	Redfin Corporation	620450	ID	DE
23-Feb-07	Redfin Corporation	65353415	IL	DE
28-Apr-14	Redfin Corporation	2.01404E+12	IN	DE
20-Aug-14	Redfin Corporation	484360	IA	DE
20-Apr-15	Redfin Corporation	4910287	KS	DE
11-Jul-14	Redfin Corporation	41578128F	LA	DE
11-Jul-14	Redfin Corporation	20150050F	ME	DE
25-Oct-06	Redfin Corporation	F11572427	MD	DE
25-Oct-06	Redfin Corporation	743064240	MA	DE
28-Apr-14	Redfin Corporation	801066481	MI	DE
20-Jan-10	Redfin Corporation	3670998-2	MN	DE
27-Aug-14	Redfin Corporation	1050342	MS	DE
20-May-14	Redfin Corporation	F01404130	MO	DE
29-Apr-21	Redfin Corporation	F121479	MT	DE
21-Aug-14	Redfin Corporation	10196646	NE	DE
28-Jan-10	Redfin Corporation	NV20101122135	NV	DE
11-Jul-14	Redfin Corporation	711593	NH	DE
3-Jul-08	Redfin Corporation	100993791	NJ	DE
3-Sep-14	Redfin Corporation	4952324	NM	DE
28-Jan-91	Redfin Corporation	1504662	NY	DE
14-Oct-09	Redfin Corporation	200143511	NC	DE
18-Aug-14	Redfin Corporation	2320281	OH	DE
9-Jul-14	Redfin Corporation	2312461322	OK	DE
25-Oct-06	Redfin Corporation	391470-95	OR	DE
19-Jan-10	Redfin Corporation	12271435-1	PA	DE
20-May-13	Redfin Corporation	799169	RI	DE

6-Jun-13	Redfin Corporation	20518436-1	SC	DE
2-Mar-21	Redfin Corporation	FB197783	SD	DE
11-Jul-14	Redfin Corporation	763598	TN	DE
25-Apr-14	Redfin Corporation	9022702-0143	UT	DE
11-Jul-14	Redfin Corporation	293336	VT	DE
28-Nov-06	Redfin Corporation	F1689993	VA	DE
4-Mar-05	Redfin Corporation	602479643	WA	DE
17-Apr-15	Redfin Corporation	9A9SD	WV	DE
21-May-13	Redfin Corporation	R058862	WI	DE
28-Nov-06	Redfin Corporation	263525	DC	DE
8-May-09	Redfin Corporation	801120467	TX	DE
14-Dec-21	Redfin Corporation	2021-001060470	WY	DE
16-Nov-21	Redfin Corporation	5692229	ND	DE
13-Aug-14	Redfin Corporation	894528	KY	DE
16-Apr-18	Redfin Home Services LLC	2.01812E+11	CA	DE
17-Dec-18	Redfin Home Services LLC	20188001892	CO	DE
11-Apr-18	Redfin Home Services LLC	6840559	DE	DE
20-May-21	Redfin Home Services LLC	M21000007207	FL	DE
22-Mar-21	Redfin Home Services LLC	21084931	GA	DE
15-Apr-21	Redfin Home Services LLC	254368 C6	HI	DE
17-Mar-23	Redfin Home Services LLC	8747636	IL	DE
23-Feb-21	Redfin Home Services LLC	Z21432968	MD	DE
2-Nov-20	Redfin Home Services LLC	1468397	MA	DE
26-Mar-21	Redfin Home Services LLC	1.22693E+12	MN	DE
30-Oct-19	Redfin Home Services LLC	NV20191621679	NV	DE
23-Apr-21	Redfin Home Services LLC	2177199	NC	DE
3-Mar-21	Redfin Home Services LLC	1790504-98	OR	DE
25-Mar-21	Redfin Home Services LLC	1183259	TN	DE
26-Oct-20	Redfin Home Services LLC	11126783	VA	DE
10-Aug-18	Redfin Home Services LLC	604 322 496	WA	DE
16-Apr-18	Redfin Home Services LLC	L00005967885	DC	DE
29-Sep-20	Redfin Home Services LLC	23134332	AZ	DE
1-Dec-18	Redfin Home Services LLC	803161323	TX	DE

15-Sep-21	Redfin Home Services LLC	7363955	PA	DE
15-Sep-21	Redfin Home Services LLC	450702575	NJ	DE
23-Aug-18	Redfin Subsidiary Holding Corporation	7028016	DE	DE
14-Jun-19	RedfinNow Borrower LLC	7467365	DE	DE
28-Jul-21	RedfinNow Borrower LLC	10618401	IL	DE
30-Mar-21	RedfinNow Borrower LLC	1.22773E+12	MN	DE
31-Mar-21	RedfinNow Borrower LLC	1184954	TN	DE
7-Oct-20	RedfinNow Borrower LLC	604 553 493	WA	DE
25-Jul-19	RedfinNow Borrower LLC	803377753	TX	DE
29-Sep-21	RedfinNow Borrower LLC	7365866	PA	DE
14-Jun-19	RedfinNow Pledgor LLC	7467369	DE	DE
14-Apr-23	Title Forward Agency of Arizona, LLC	7408866	DE	DE
18-May-23	Title Forward Agency of Arizona, LLC	13443469	PA	DE
11-Jul-23	Title Forward Agency of Arizona, LLC	23553651	AZ	DE
22-Sep-20	Title Forward of California Inc.	4644823	CA	CA
5-Feb-07	Walk Score Management LLC	602 693 112	WA	WA
	Redfin Unlimited Liability Company		BC (Canada)	BC (Canada)
	Rent Group Inc.		All 50 States plus DC	DE
23-Sep-21	BE Holdco LLC			DE

Schedule 5.9 Redfin - Patents KMOB Reference Country Title Assignee Status Application No. Filing Date Status - Next Action REDFN.023CA CA ONLINE SCHEDULING OF REAL ESTATE TOURS Redfin Corporation Published 2907316 06-Oct-2015 Response filed 7/7/2023 Awaiting further action

Schedule 5.9 Redfin - Trademarks

Schedule 5.9 Rent - Patents

MORRIS, MANNING & MARTIN, LLP

Rent. – Issued Patent Summary Chart

Client No. 32806

PRIVILEGED AND CONFIDENTIAL
ATTORNEY-CLIENT WORK PRODUCT

Updated: November 30, 2022

MATTER NO.	TITLE	U.S. PATENT NO.	PRIORITY DATE / FILING DATE / ISSUE DATE	ASSIGNEE(S)	REPRESENTATIVE ISSUED CLAIM	CLAIM SUMMARY
32806-115339	CONSOLIDATING LEADS RECEIVED FROM POTENTIAL RENTERS FOR BILLING A LISTER	8,112,329	December 30, 2008 December 30, 2008 February 7, 2012	Rent Group Inc.	Claim 1	This patent relates to billing a lister associated with a property listing. In particular, the lister is billed based on a number of distinct leads received for the property listing, and a distinct lead includes two or more leads from the same potential renter (e.g., the same renter expressed interest in the property listing at least twice).
32806-115338	CONSOLIDATING LEADS INTO A LEAD GROUP	8,626,612	December 30, 2008 January 19, 2012 January 7, 2014	Rent Group Inc.	Claim 1	This patent relates to representing multiple leads received from user devices as lead groups. The multiple leads are added to a lead group and forwarded to the lister as one consolidated lead if the leads originated from a single user.
32806-115337	METHOD AND APPARATUS FOR APARTMENT LISTINGS	10,643,263	February 13, 2013 February 12, 2014 May 5, 2020	Rent Group Inc.	Claim 1	This patent relates to a property listing search GUI and furthermore generating alerts corresponding to listings within a map region displayed on the GUI. The map region displayed on the GUI shows icons with number indicators representative of a total number of physical buildings corresponding to each respective icon. A listings pane is displayed adjacent to the map region and includes associated listing information. Zooming in or out on the map region adjusts the icons and corresponding number indicators based on the new total number of listings in the zoomed in or out map region.
32806-115334	SYSTEM TO CAPTURE COMMUNICATION INFORMATION	8,908,846	June 22, 2005 June 22, 2005 December 9, 2014	Rent Group Inc.	Claim 1	This patent relates to processing information from telephone conversations held between property listers and users (potential purchasers), where an online listing system coordinates the telephone conversations with proxy telephone numbers. Upon completion of the telephone conversations, the online listing system scans the call information to determine whether a contract associated with a property listing was formed between the listers and users.

Rent. / Issued Patent Summary Chart

MATTER NO.	TITLE	U.S. PATENT NO.	PRIORITY DATE / FILING DATE / ISSUE DATE	ASSIGNEE(S)	REPRESENTATIVE ISSUED CLAIM	CLAIM SUMMARY
32806-131605	SYSTEMS AND METHODS FOR DISPLAYING FILTERS AND INTERCEPTS LEVERAGING A PREDICTIVE ANALYTICS ARCHITECTURE	11,250,486	August 3, 2018 August 5, 2019 February 15, 2022	Rent Group Inc.	Claim 1	This patent relates to presenting suggestions (via filters and inline intercepts) to a user currently engaged in a property listing search session on the user's device. Information regarding the user's search session is processed within a web-based platform to identify search patterns or indicators, and those patterns or indictors are matched with property listing search suggestions that are then displayed on the user's device (for example, a suggestion to narrow a listing price range).
32806-131606	SYSTEMS AND METHODS FOR SEMANTIC SEARCH ENGINE ANALYSIS	11,314,811	August 13, 2018 August 13, 2019 April 26, 2022	Rent Group Inc.	Claim 1	This patent relates to optimizing a user's property listing search results by performing semantic text processing (via NPL) on the user's real-time search input. A query of search terms is matched with relevant property listing data stored in a search database, and the relevant property listing data is furthermore transmitted to the user for presentment on the user's device.
32806-135671	METHOD AND APPARATUS FOR APARTMENT LISTINGS	11,301,914	February 13, 2013 March 27, 2020 April 12, 2022	Rent Group Inc.	Claim 1	Note, this is a continuation patent application claiming a broadened version of the embodiment discussed above in connection with US Pat. No. 10,643,263. The narrow limitations relating to a listing pane, listing information, and generating an alert, have been removed. Accordingly, this patent relates to a property listing search GUI. A map region displayed on the GUI shows icons with number indicators representative of a total number of physical buildings corresponding to each respective icon. Zooming in or out on the map region adjusts the icons and corresponding number indicators based on the new total number of listings in the zoomed in or out map region.
32806-147427	SYSTEMS AND METHODS FOR DISPLAYING FILTERS AND INTERCEPTS LEVERAGING A PREDICTIVE ANALYTICS ARCHITECTURE	11,507,992	August 3, 2018 January 4, 2022 November 22, 2022	Rent Group Inc.	Claim 1	Note, this is a continuation patent application claiming a broadened version of the embodiment discussed above in connection with US Pat. No. 11,250,486. The limitation from the '486 patent requiring a "web-based platform" has been broadened to instead recite "a server." Unnecessary elements have been removed from the steps relating to processing search session data and matching the search session data with a user action suggestion. Narrow limitations including processing search session data via "static logic," "dynamic logic," "machine learning generated logic" have been removed entirely. The claimed embodiment still relates to presenting suggestions to a user currently engaged in a property listing search session on the user's device.

Page 2 of 10

Rent. / Issued Patent Summary Chart Page 3 of 10 U.S. Patent No. 8,112,329 / Claim 1 (Return to Chart) 1. A computer-implemented method, comprising: receiving at least one lead from a user device corresponding to at least one potential renter via a network, the at least one lead directed to a property listing associated with a lister; consolidating two or more leads received from a same potential renter into a lead group; and billing the lister according to a number of distinct leads received from potential renters, the billing including counting each lead group as a distinct lead.

Rent. / Issued Patent Summary Chart Page 4 of 10 U.S. Patent No. 8,626,612 / Claim 1 (Return to Chart) 1. A method comprising: identifying a first plurality of leads received from one or more user devices as being submitted by a same user via the one or more user devices, the first plurality of leads being directed to a listing provided by a lister; adding, using one or more processors, the first plurality of leads to a lead group; and forwarding a second plurality of leads received from one or more users including the same user to the lister, the forwarding including notifying the lister of a first count of the second plurality of leads, the first count including the lead group counted as one lead.

Rent. / Issued Patent Summary Chart Page 5 of 10 U.S. Patent No. 10,643,263 / Claim 1 (Return to Chart) 1. A method for defining an alert on a mobile device, the method comprising: receiving an alert creation signal on the mobile device corresponding to a display of a map region, the map region displaying a first icon representative of a plurality of physical buildings geographically located proximate to the first icon, wherein the plurality of physical buildings are represented on the map region only by the first icon and no other media corresponding to the plurality of physical buildings, the first icon having displayed thereon a first number indicator representative of a total number of physical buildings included in the plurality of physical buildings, and wherein a particular color of the first icon indicates a user's prior viewing history with respect to at least one of the plurality of physical buildings; receiving a listing selection signal on the mobile device corresponding to selection of the first icon; in response to receiving the listing selection signal, retrieving listing information from a remote database at a listing system, the listing information comprising pertinent rent, lease, or purchase data corresponding to listings associated with each of the plurality of physical buildings represented by the first icon; displaying a first set of listings in a listing pane, wherein the listing pane is displayed adjacent to the display of the map region, and wherein the first set of listings comprises listing information corresponding to the plurality of physical buildings represented by the first icon; receiving a map adjustment signal on the mobile device, the map adjustment signal corresponding to an input to perform a zoom-in function with respect to display of the map region; adjusting the display of the map region responsive to the map adjustment signal using the mobile device to define an adjusted map region, the adjusted map region comprising a display of a zoomed-in version of the map region; responsive to the map adjustment signal, displaying a second icon on the adjusted map region, the second icon representative of a subset of physical buildings contained within the plurality of physical buildings represented by the first icon, wherein the subset of physical buildings are represented on the adjusted map region only by the second icon and no other media corresponding to the subset of physical buildings, the second icon having displayed thereon a second number indicator representative of a total number of physical buildings included in the subset of physical buildings, and wherein a particular color of the second icon indicates the user's prior viewing history with respect to at least one of the subset of physical buildings; modifying the listing pane to display a second set of listings comprising listing information corresponding to the subset of physical buildings represented by the second icon; and defining an alert and associating the alert with the adjusted map region, wherein the alert relates to at least one physical building in the subset of physical buildings displayed within the listing pane.

Rent. / Issued Patent Summary Chart Page 6 of 10 U.S. Patent No. 8,908,846 / Claim 1 (Return to Chart) 1. A computer-implemented method of operating an online listing system, the computer- implemented method including: determining, by a processor, an identity of a user based on an identifier entered by the user that uniquely identifies the user; capturing, by the processor, call history information when routing a call to a proxy telephone number by the user to a lister, a first part of the proxy telephone number being the same for the user and one or more additional users of the online listing system; upon completion of the routed call, transmitting, to the user, additional information about a listing based on a duration of the routed call, the additional information describing an item or service offered by the lister; scanning the call history information to determine whether a contract associated with the listing is formed between the user and the lister; and validating a transaction associated with the listing based on the determination that the contract is formed between the user and the lister.

Rent. / Issued Patent Summary Chart Page 7 of 10 U.S. Patent No. 11,250,486 / Claim 1 (Return to Chart) 1. A system comprising: a web-based platform comprising one or more processing modules, wherein the web- based platform is operatively connected to an electronic computing device executing an application, and wherein the web-based platform receives search session data in an uninterrupted data flow from the electronic computing device, the search session data corresponding to a user continuously viewing and interacting with one or more property listings included in a property listing search session presented on a display at the electronic computing device, wherein the property listing search session comprises a presentment of a plurality of property listings displayed as visually-presentable data objects in a linear scrollable arrangement, and wherein the web-based platform is operable to: in response to receiving the search session data, process the search session data at the one or more processing modules to identify search session patterns or indicators representative of user search behavior via static logic or dynamic logic, wherein the static logic comprises predetermined logic for identifying predetermined search patterns or indicators within the search session data, and wherein the dynamic logic comprises machine learning-generated logic for identifying search patterns or indicators within the search session data not identifiable by the static logic, and wherein the machine learning- generated logic is automatically reconfigured in response to identifying search patterns or indicators in the search session data; in response to identifying user search patterns or indicators within the search session data, match a particular user action suggestion with the identified user search patterns and/or indicators, wherein the particular user action suggestion comprises instructions for modifying the display at the electronic computing device for presenting suggested property listing search refinement parameters; and transmit the particular user action suggestion to the electronic computing device, wherein the particular user action suggestion is transmitted as a particular visually- presentable data object and comprises instructions for establishing a connection back to the web-based platform for returning selected property listing search refinement parameters received in response to the user engaging with the particular user action suggestion, wherein the particular user action suggestion is presented on the display at the electronic computing device as the particular visually-presentable data object positioned between two other visually-presentable data objects in the linear scrollable arrangement representing two property listings of the plurality of property listings in response to the user scrolling through the linear scrollable arrangement.

Rent. / Issued Patent Summary Chart Page 8 of 10 U.S. Patent No. 11,314,811 / Claim 1 (Return to Chart) 1. A system comprising: a web-based platform operatively connected to an electronic computing device running an application, wherein the web-based platform is configured to receive real-time user input from the electronic computing device in response to a user providing a plurality of search terms via the application, and wherein the plurality of search terms comprise location, price, and/or size information relating to available dwellings for rent or purchase; and a semantic search engine operatively connected to the web-based platform, wherein the semantic search engine is configured to receive the real-time user input from the web-based platform, and wherein in response to receiving the real-time user input, the sematic search engine is operable to: perform text processing on the real-time user input for determining a semantic context of the real-time user input via natural language processing algorithms, wherein performing text processing comprises parsing the real-time user input to detect phonemes representative of spoken words in the real-time user input and analyzing the detected phonemes to identify the plurality of search terms, and wherein the text processing generates a search query comprising a plurality of search terms based on the detected phonemes; transmit the search query to a search database for matching the plurality of search terms with relevant data, wherein relevant data comprises dwelling listings and corresponding dwelling listing information; receive search results from the search database, wherein the search results comprise matched relevant data; and transmit the search results to the user for presenting the search results on a display at the electronic computing device, wherein the search results comprise one or more listings for available dwellings for rent or purchase, wherein each dwelling comprises characteristics matching a semantic meaning of the location, price, and/or size information provided in the real-time user input.

Rent. / Issued Patent Summary Chart Page 9 of 10 U.S. Patent No. 11,301,914 / Claim 1 (Return to Chart) 1. A method, comprising: receiving a signal on a mobile device corresponding to a display of a map region, the map region displaying a first icon representative of a plurality of physical buildings geographically located proximate to the first icon, wherein the plurality of physical buildings are represented on the map region only by the first icon and no other media corresponding to the plurality of physical buildings, the first icon having displayed thereon a first number indicator representative of a total number of physical buildings included in the plurality of physical buildings, and wherein a particular color of the first icon indicates a user's prior viewing history with respect to at least one of the plurality of physical buildings; receiving a map adjustment signal on the mobile device, the map adjustment signal corresponding to an input to perform a zoom-in function with respect to display of the map region; adjusting the display of the map region responsive to the map adjustment signal using the mobile device to define an adjusted map region, the adjusted map region comprising a display of a zoomed-in version of the map region; and responsive to the map adjustment signal, displaying a second icon on the adjusted map region, the second icon representative of a subset of physical buildings contained within the plurality of physical buildings represented by the first icon, wherein the subset of physical buildings are represented on the adjusted map region only by the second icon and no other media corresponding to the subset of physical buildings, the second icon having displayed thereon a second number indicator representative of a total number of physical buildings included in the subset of physical buildings, and wherein a particular color of the second icon indicates the user's prior viewing history with respect to at least one of the subset of physical buildings.

Rent. / Issued Patent Summary Chart Page 10 of 10 U.S. Patent No. 11,507,992 / Claim 1 (Return to Chart) 1. A system comprising: a server comprising a processor, wherein the server is operatively connected to an electronic computing device and is configured to receive search session data in an uninterrupted data flow from the electronic computing device, the search session data corresponding to a user continuously viewing and interacting with one or more property listings included in a property listing search session presented on a display at the electronic computing device, wherein the property listing search session comprises a presentment of a plurality of property listings displayed as visually-presentable data objects in a linear scrollable arrangement, and wherein the processor is configured to: process the search session data to identify search session patterns or indicators representative of user search behavior; match a particular user action suggestion to identified user search patterns or indicators within the search session data; and transmit the particular user action suggestion to the electronic computing device as a particular visually-presentable data object, wherein the particular user action suggestion is presented on the display at the electronic computing device as the particular visually-presentable data object positioned between two other visually-presentable data objects in the linear scrollable arrangement representing two property listings of the plurality of property listings in response to the user scrolling through the linear scrollable arrangement.

Schedule 5.9 Rent - Trademarks

Confidential; Attorney-Client Privileged Attorney Work Product Last Updated: January 12, 2023 1 Trademark Applications and Registrations Rent Group Inc. (32806) MMM Ref. Mark Serial No. / Registration No. Filing Date / Registration Date Goods / Services ACTION 151038 97/464,697 06/17/2022 Class 09: Downloadable computer software for suggesting rental properties based on certain parameters; downloadable mobile application for promoting housing and apartment properties through offering prospective tenants video walkthroughs, property descriptions, text, price, location, maps and other information that would be influential to a prospective tenant in making a rental decision; downloadable computer software for directory publications in the field of housing and rentals, real estate marketing, and consumer resources; downloadable software application for connecting consumers with apartment management companies and owners; downloadable mobile application for prospective renters to search for residential real property to rent Class 35: Online advertising and promotional services; providing an interactive real estate website which promotes housing and apartment properties through offering prospective tenants video walkthroughs, property descriptions, text, price, location, maps and other information that would be influential to a prospective tenant in making a rental decision; real estate advertising services; real estate marketing services, namely, on-line services featuring tours of residential real estate; real estate marketing services in the field of connecting consumers with apartment management companies and owners Class 36: Providing real estate rental information online, namely, providing text and photographic information over the Internet concerning the availability, price, location and description of residential real property of others to prospective renters; providing an on-line searchable interactive website featuring information in the field of real estate, namely, providing a website where prospective renters search for residential real property to rent; providing a website with real estate rental listings where users may post or respond to advertisements seeking roommates attached to those listings Class 41: Providing on-line non-downloadable directory publications in the field of housing and rentals, real estate marketing, and consumer resources Class 42: Software as a service (SAAS) services featuring software for management of rental listings, viewing rental performance, and aggregation of property reviews; software as a service (SAAS) services featuring software for management, tracking and reporting of leads and tracking of leads to signed leases, for others in the field of apartment rentals; software as a service (SAAS) services featuring software for management, tracking and reporting of online marketing activities for third parties; software as a service (SAAS) services featuring software for suggesting rental properties based on certain parameters AWAITING EXAMINATION

Confidential; Attorney-Client Privileged Attorney Work Product Last Updated: January 12, 2023 2 MMM Ref. Mark Serial No. / Registration No. Filing Date / Registration Date Goods / Services ACTION 151039 97/464,694 06/17/2022 Class 09: Downloadable computer software for suggesting rental properties based on certain parameters; downloadable mobile application for promoting housing and apartment properties through offering prospective tenants video walkthroughs, property descriptions, text, price, location, maps and other information that would be influential to a prospective tenant in making a rental decision; downloadable computer software for directory publications in the field of housing and rentals, real estate marketing, and consumer resources; downloadable software application for connecting consumers with apartment management companies and owners; downloadable mobile application for prospective renters to search for residential real property to rent Class 35: Online advertising and promotional services; providing an interactive real estate website which promotes housing and apartment properties through offering prospective tenants video walkthroughs, property descriptions, text, price, location, maps and other information that would be influential to a prospective tenant in making a rental decision; real estate advertising services; real estate marketing services, namely, on-line services featuring tours of residential real estate; real estate marketing services in the field of connecting consumers with apartment management companies and owners Class 36: Providing real estate rental information online, namely, providing text and photographic information over the Internet concerning the availability, price, location and description of residential real property of others to prospective renters; providing an on-line searchable interactive website featuring information in the field of real estate, namely, providing a website where prospective renters search for residential real property to rent; providing a website with real estate rental listings where users may post or respond to advertisements seeking roommates attached to those listings Class 41: Providing on-line non-downloadable directory publications in the field of housing and rentals, real estate marketing, and consumer resources Class 42: Software as a service (SAAS) services featuring software for management of rental listings, viewing rental performance, and aggregation of property reviews; software as a service (SAAS) services featuring software for management, tracking and reporting of leads and tracking of leads to signed leases, for others in the field of apartment rentals; software as a service (SAAS) services featuring software for management, tracking and reporting of online marketing activities for third parties; software as a service (SAAS) services featuring software for suggesting rental properties based on certain parameters AWAITING EXAMINATION

Confidential; Attorney-Client Privileged Attorney Work Product Last Updated: January 12, 2023 3 MMM Ref. Mark Serial No. / Registration No. Filing Date / Registration Date Goods / Services ACTION 151040 97/464,692 06/17/2022 Class 09: Downloadable computer software for suggesting rental properties based on certain parameters; downloadable mobile application for promoting housing and apartment properties through offering prospective tenants video walkthroughs, property descriptions, text, price, location, maps and other information that would be influential to a prospective tenant in making a rental decision; downloadable computer software for directory publications in the field of housing and rentals, real estate marketing, and consumer resources; downloadable software application for connecting consumers with apartment management companies and owners; downloadable mobile application for prospective renters to search for residential real property to rent Class 35: Online advertising and promotional services; providing an interactive real estate website which promotes housing and apartment properties through offering prospective tenants video walkthroughs, property descriptions, text, price, location, maps and other information that would be influential to a prospective tenant in making a rental decision; real estate advertising services; real estate marketing services, namely, on-line services featuring tours of residential real estate; real estate marketing services in the field of connecting consumers with apartment management companies and owners Class 36: Providing real estate rental information online, namely, providing text and photographic information over the Internet concerning the availability, price, location and description of residential real property of others to prospective renters; providing an on-line searchable interactive website featuring information in the field of real estate, namely, providing a website where prospective renters search for residential real property to rent; providing a website with real estate rental listings where users may post or respond to advertisements seeking roommates attached to those listings Class 41: Providing on-line non-downloadable directory publications in the field of housing and rentals, real estate marketing, and consumer resources Class 42: Software as a service (SAAS) services featuring software for management of rental listings, viewing rental performance, and aggregation of property reviews; software as a service (SAAS) services featuring software for management, tracking and reporting of leads and tracking of leads to signed leases, for others in the field of apartment rentals; software as a service (SAAS) services featuring software for management, tracking and reporting of online marketing activities for third parties; software as a service (SAAS) services featuring software for suggesting rental properties based on certain parameters AWAITING EXAMINATION

Confidential; Attorney-Client Privileged Attorney Work Product Last Updated: January 12, 2023 4 MMM Ref. Mark Serial No. / Registration No. Filing Date / Registration Date Goods / Services ACTION 151041 97/464,591 06/17/2022 Class 09: Downloadable computer software for suggesting rental properties based on certain parameters; downloadable mobile application for promoting housing and apartment properties through offering prospective tenants video walkthroughs, property descriptions, text, price, location, maps and other information that would be influential to a prospective tenant in making a rental decision; downloadable computer software for directory publications in the field of housing and rentals, real estate marketing, and consumer resources; downloadable software application for connecting consumers with apartment management companies and owners; downloadable mobile application for prospective renters to search for residential real property to rent Class 35: Online advertising and promotional services; providing an interactive real estate website which promotes housing and apartment properties through offering prospective tenants video walkthroughs, property descriptions, text, price, location, maps and other information that would be influential to a prospective tenant in making a rental decision; real estate advertising services; real estate marketing services, namely, on-line services featuring tours of residential real estate; real estate marketing services in the field of connecting consumers with apartment management companies and owners Class 36: Providing real estate rental information online, namely, providing text and photographic information over the Internet concerning the availability, price, location and description of residential real property of others to prospective renters; providing an on-line searchable interactive website featuring information in the field of real estate, namely, providing a website where prospective renters search for residential real property to rent; providing a website with real estate rental listings where users may post or respond to advertisements seeking roommates attached to those listings Class 41: Providing on-line non-downloadable directory publications in the field of housing and rentals, real estate marketing, and consumer resources Class 42: Software as a service (SAAS) services featuring software for management of rental listings, viewing rental performance, and aggregation of property reviews; software as a service (SAAS) services featuring software for management, tracking and reporting of leads and tracking of leads to signed leases, for others in the field of apartment rentals; software as a service (SAAS) services featuring software for management, tracking and reporting of online marketing activities for third parties; software as a service (SAAS) services featuring software for suggesting rental properties based on certain parameters AWAITING EXAMINATION

MORRIS, MANNING & MARTIN, LLP

Confidential; Attorney-Client Privileged
Attorney Work Product
Last Updated: January 12, 2023

MMM Ref.	Mark	Serial No. / Registration No.	Filing Date / Registration Date	Goods / Services	ACTION
151042	**RENTMARKETPLACE**	97/464,712	06/17/2022	Class 35: Online advertising and promotional services; providing an interactive real estate website which promotes housing and apartment properties through offering prospective tenants video walkthroughs, property descriptions, text, price, location, maps and other information that would be influential to a prospective tenant in making a rental decision; real estate advertising services; real estate marketing services in the field of connecting consumers with apartment management companies and owners; real estate marketing services, namely, on-line services featuring tours of residential and commercial real estate Class 36: Providing real estate rental information online, namely, providing text and photographic information over the Internet concerning the availability, price, location and description of residential real property of others to prospective renters; providing an on-line searchable interactive website featuring information in the field of real estate, namely, providing a website where prospective renters search for residential real property to rent Class 41: Providing on-line non-downloadable directory publications in the field of housing and rentals, real estate marketing, business, and consumer resources	**AWAITING EXAMINATION**
151043	**RENTBRANDADS**	97/464,606	06/17/2022	Class 35: Promoting, advertising and marketing the goods and services of others; online advertising and promotional services; online advertising and promotional services, namely, promoting the goods, services, brand identity and commercial information and news of third parties through audio, video, digital and online mediums; online advertising and promotional services in the fields of real estate and services used by homeowners and renters; advertising and information distribution services, namely, providing advertising space via the global computer network	**AWAITING EXAMINATION**
151044	**RENTSEARCH**	97/464,682	06/17/2022	Class 35: Search engine optimization for others; marketing and advertising services, namely, developing promotional campaigns for businesses; advertising and promotional services in the areas of search engine optimization for sales promotion and search engine marketing for others; online marketing services, namely, search engine optimization for others, keyword research and analysis, analyzing and providing reports on positions and strategies regarding the internet search engine use, development and execution of internet search engine marketing campaigns, developing, managing and monitoring online pay-per-click search and online marketing campaigns, consulting to others in respect of the aforementioned services	**AWAITING EXAMINATION**
151045	**RENTSOCIAL**	97/464,698	06/17/2022	Class 35: Advertising and marketing services; advertising and marketing services provided by means of indirect methods of marketing communications, namely, social media, search engine marketing, internet marketing, mobile marketing, blogging and other forms of passive, sharable or viral communications channels; marketing services in the nature of social media strategy and management, social media advertising, content creation, influencer marketing, and marketing and advertising concept development; providing marketing consulting in the field of social media; social media strategy and marketing consultancy; brand identity and awareness consulting services in social media content management and content distribution	**AWAITING EXAMINATION**

5

MORRIS, MANNING & MARTIN, LLP

Confidential; Attorney-Client Privileged
Attorney Work Product
Last Updated: January 12, 2023

MMM Ref.	Mark	Serial No. / Registration No.	Filing Date / Registration Date	Goods / Services	ACTION
151046	**RENTCRM**	97/464,609	06/17/2022	Class 42: Providing temporary use of online, non-downloadable software for business management and customer relationship management in the field of real estate; software as a service (SAAS) services featuring software for management, tracking and reporting of leads and tracking of leads to signed leases, for others in the field of apartment rentals; software as a service (SAAS) services featuring software for management, tracking and reporting of online marketing activities for third parties	**AWAITING EXAMINATION**
151047	**RENTREPUTATION**	97/464,707	06/17/2022	Class 35: Business marketing and consulting services, namely, public opinion management including public opinion improvement and monitoring; business public opinion marketing; providing business information in the field of social media; providing marketing services using social media; business consultation services in the nature of managing online and social media accounts for others, namely, posting and managing content and reviews	**AWAITING EXAMINATION**
151048	**RENTDISPLAY**	97/464,723	06/17/2022	Class 35: Promoting, advertising and marketing the goods and services of others; online advertising and promotional services; online advertising and promotional services, namely, promoting the goods, services, brand identity and commercial information and news of third parties through audio, video, digital and online mediums; online advertising and promotional services in the fields of real estate and services used by homeowners and renters; advertising and information distribution services, namely, providing advertising space via the global computer network	**AWAITING EXAMINATION**
151049	**RENTTARGET**	97/464,645	06/17/2022	Class 35: Targeted marketing services; marketing services in the nature of marketing via geofencing technology; providing multi-channel marketing services using email, digital ads, and social media	**AWAITING EXAMINATION**
151050	**RENTENGAGE**	97/464,718	06/17/2022	Class 35: Management of call centers for others; organization for a third party of telephone receptionist services; telephone answering service; providing telephone answering featuring the providing of answers to customers for frequently asked questions about a client's business, and returning calls for purposes of providing answers to customers for frequently asked questions about a client's business Class 38: Telecommunications services, namely, providing online chat for purposes of providing answers to customers for frequently asked questions about a client's business Class 42: Online, non-downloadable software for providing virtual receptionist services, call management and telephony services; providing temporary use of online non-downloadable computer software featuring an interpretive interface for facilitating interaction between humans and machines via voice and text message-enabled conversational agents and chat bots	**AWAITING EXAMINATION**
151051	**RENTHQ**	97/464,715	06/17/2022	Class 42: Providing temporary use of non-downloadable software in the form of user interfaces and dashboards that enables property managers to manage data; software as a service (SAAS) services featuring software for management of rental listings, viewing rental performance, and aggregation of property reviews; software as a service (SAAS) services featuring software for viewing data analytics and measuring performance in the field of real estate	**AWAITING EXAMINATION**
151652	**PROPERTY SITES**	97/499,156	07/12/2022	Class 42: Developing property management community websites for others; providing turnkey website design and development services for property managers for others	**AWAITING EXAMINATION**

6

Confidential; Attorney-Client Privileged Attorney Work Product Last Updated: January 12, 2023 7 MMM Ref. Mark Serial No. / Registration No. Filing Date / Registration Date Goods / Services ACTION 153029 FIND IT. LOVE IT. RENT IT. 97/670,143 06/17/2022 Class 09: Downloadable computer software for suggesting rental properties based on certain parameters; downloadable mobile application for promoting housing and apartment properties through offering prospective tenants video walkthroughs, property descriptions, text, price, location, maps and other information that would be influential to a prospective tenant in making a rental decision; downloadable computer software for directory publications in the field of housing and rentals, real estate marketing, and consumer resources; downloadable software application for connecting consumers with apartment management companies and owners; downloadable mobile application for prospective renters to search for residential real property to rent Class 35: Online advertising and promotional services; providing an interactive real estate website which promotes housing and apartment properties through offering prospective tenants video walkthroughs, property descriptions, text, price, location, maps and other information that would be influential to a prospective tenant in making a rental decision; real estate advertising services; real estate marketing services, namely, on-line services featuring tours of residential real estate; real estate marketing services in the field of connecting consumers with apartment management companies and owners Class 36: Providing real estate rental information online, namely, providing text and photographic information over the Internet concerning the availability, price, location and description of residential real property of others to prospective renters; providing an on-line searchable interactive website featuring information in the field of real estate, namely, providing a website where prospective renters search for residential real property to rent; providing a website with real estate rental listings where users may post or respond to advertisements seeking roommates attached to those listings Class 41: Providing on-line non-downloadable directory publications in the field of housing and rentals, real estate marketing, and consumer resources Class 42: Software as a service (SAAS) services featuring software for management of rental listings, viewing rental performance, and aggregation of property reviews; software as a service (SAAS) services featuring software for management, tracking and reporting of leads and tracking of leads to signed leases, for others in the field of apartment rentals; software as a service (SAAS) services featuring software for management, tracking and reporting of online marketing activities for third parties; software as a service (SAAS) services featuring software for suggesting rental properties based on certain parameters AWAITING EXAMINATION

Confidential; Attorney-Client Privileged Attorney Work Product Last Updated: January 12, 2023 8 MMM Ref. Mark Serial No. / Registration No. Filing Date / Registration Date Goods / Services ACTION 153028 RENT. THE PERFECT PLACE 97/670,141 11/09/2022 Class 09: Downloadable computer software for suggesting rental properties based on certain parameters; downloadable mobile application for promoting housing and apartment properties through offering prospective tenants video walkthroughs, property descriptions, text, price, location, maps and other information that would be influential to a prospective tenant in making a rental decision; downloadable computer software for directory publications in the field of housing and rentals, real estate marketing, and consumer resources; downloadable software application for connecting consumers with apartment management companies and owners; downloadable mobile application for prospective renters to search for residential real property to rent; providing downloadable mobile application software for providing and displaying online, interactive multimedia content to others, namely, data, documents, files, text, images, graphics, audio, videos, animated banners, and dynamic graphic assets Class 35: Online advertising and promotional services; providing an interactive real estate website which promotes housing and apartment properties through offering prospective tenants video walkthroughs, property descriptions, text, price, location, maps and other information that would be influential to a prospective tenant in making a rental decision; real estate advertising services; real estate marketing services, namely, on-line services featuring tours of residential real estate; real estate marketing services in the field of connecting consumers with apartment management companies and owners Class 36: Providing real estate rental information online, namely, providing text and photographic information over the Internet concerning the availability, price, location and description of residential real property of others to prospective renters; providing an on-line searchable interactive website featuring information in the field of real estate, namely, providing a website where prospective renters search for residential real property to rent; providing a website with real estate rental listings where users may post or respond to advertisements seeking roommates attached to those listings Class 42: Software as a service (SAAS) services featuring software for management of rental listings, viewing rental performance, and aggregation of property reviews; software as a service (SAAS) services featuring software for management, tracking and reporting of leads and tracking of leads to signed leases, for others in the field of apartment rentals; software as a service (SAAS) services featuring software for management, tracking and reporting of online marketing activities for third parties; software as a service (SAAS) services featuring software for suggesting rental properties based on certain parameters; providing an interactive website that allows users to search for, browse, review, and rent apartments and other rental properties; developing property management community websites for others; providing a website that enables consumers to advertise and market their services by means of indirect methods of marketing communications AWAITING EXAMINATION

MORRIS, MANNING & MARTIN, LLP

Confidential; Attorney-Client Privileged
Attorney Work Product
Last Updated: January 12, 2023

MMM Ref.	Mark	Serial No. / Registration No.	Filing Date / Registration Date	Goods / Services	ACTION
153131	**RENTDISCOVER**	97/616,457	10/02/2022	Class 42: Developing property management community websites for others; providing turnkey website design and development services for property managers for others	**AWAITING EXAMINATION**
153433	**RENTPREP.**	97/670,158	11/09/2022	Class 35: Business marketing and consulting services, namely, public opinion management including public opinion improvement and monitoring; business public opinion marketing; providing business information in the field of social media; providing marketing services using social media; business consultation services in the nature of managing online and social media accounts for others, namely, posting and managing content and reviews	**AWAITING EXAMINATION**
153031	**SOLUTIONS THAT WORK AS HARD AS YOU DO**	97/670,153	11/09/2022	Class 35: Online advertising and promotional services; providing an interactive real estate website which promotes housing and apartment properties through offering prospective tenants video walkthroughs, property descriptions, text, price, location, maps and other information that would be influential to a prospective tenant in making a rental decision; real estate advertising services; real estate marketing services, namely, on-line services featuring tours of residential real estate; real estate marketing services in the field of connecting consumers with apartment management companies and owners Class 36: Providing real estate rental information online, namely, providing text and photographic information over the Internet concerning the availability, price, location and description of residential real property of others to prospective renters; providing an on-line searchable interactive website featuring information in the field of real estate, namely, providing a website where prospective renters search for residential real property to rent; providing a website with real estate rental listings where users may post or respond to advertisements seeking roommates attached to those listings	**AWAITING EXAMINATION**

9

Confidential; Attorney-Client Privileged Attorney Work Product Last Updated: January 12, 2023 10 MMM Ref. Mark Serial No. / Registration No. Filing Date / Registration Date Goods / Services ACTION 153030 THE ONLY PLACE TO RENT. IT. 97/670,146 11/09/2022 Class 09: Downloadable computer software for suggesting rental properties based on certain parameters; downloadable mobile application for promoting housing and apartment properties through offering prospective tenants video walkthroughs, property descriptions, text, price, location, maps and other information that would be influential to a prospective tenant in making a rental decision; downloadable computer software for directory publications in the field of housing and rentals, real estate marketing, and consumer resources; downloadable software application for connecting consumers with apartment management companies and owners; downloadable mobile application for prospective renters to search for residential real property to rent; providing downloadable mobile application software for providing and displaying online, interactive multimedia content to others, namely, data, documents, files, text, images, graphics, audio, videos, animated banners, and dynamic graphic assets Class 35: Online advertising and promotional services; providing an interactive real estate website which promotes housing and apartment properties through offering prospective tenants video walkthroughs, property descriptions, text, price, location, maps and other information that would be influential to a prospective tenant in making a rental decision; real estate advertising services; real estate marketing services, namely, on-line services featuring tours of residential real estate; real estate marketing services in the field of connecting consumers with apartment management companies and owners Class 36: Providing real estate rental information online, namely, providing text and photographic information over the Internet concerning the availability, price, location and description of residential real property of others to prospective renters; providing an on-line searchable interactive website featuring information in the field of real estate, namely, providing a website where prospective renters search for residential real property to rent; providing a website with real estate rental listings where users may post or respond to advertisements seeking roommates attached to those listings Class 42: Software as a service (SAAS) services featuring software for management of rental listings, viewing rental performance, and aggregation of property reviews; software as a service (SAAS) services featuring software for management, tracking and reporting of leads and tracking of leads to signed leases, for others in the field of apartment rentals; software as a service (SAAS) services featuring software for management, tracking and reporting of online marketing activities for third parties; software as a service (SAAS) services featuring software for suggesting rental properties based on certain parameters; providing an interactive website that allows users to search for, browse, review, and rent apartments and other rental properties; developing property management community websites for others; providing a website that enables consumers to advertise and market their services by means of indirect methods of marketing communications AWAITING EXAMINATION

MORRIS, MANNING & MARTIN, LLP

Confidential; Attorney-Client Privileged
Attorney Work Product
Last Updated: January 12, 2023

MMM Ref.	Mark	Serial No. / Registration No.	Filing Date / Registration Date	Goods / Services	ACTION
126783	RENT.COM	2,857,033	06/22/2004	Class 35: Providing a web site guide at which owners and managers of residential real property promote their properties to prospective renters Class 36: Providing text and photographic information over the Internet concerning the availability, price, location and description of residential real property of others to prospective renters	**REGISTERED** Section 8 & 9 Renewal Due: 06/24/2024
126751	RENTALS.COM	4,586,295	08/12/2014	Class 041: Providing on-line non-downloadable directory publications in the field of housing and rentals, real estate marketing, business, professional training and consumer resources	**REGISTERED** Section 8 & 9 Renewal Due: 08/12/2024
126750	RENTALS.COM	4,599,140	09/02/2014	Class 035: Online advertising and promotional services; Providing an interactive real estate website which promotes housing and apartment properties through offering prospective tenants video walk throughs, property descriptions, text, price, location, maps and other information that would be influential to a prospective tenant in making a rental decision; Real estate advertising services; Real estate marketing services, namely, on-line services featuring tours of residential and commercial real estate	**REGISTERED** Section 8 & 9 Renewal Due: 09/03/2024
126736	RENT.COM	5,837,520	08/20/2019	Class 041: Providing on-line non-downloadable directory publications in the field of housing and rentals, real estate marketing, business, and consumer resources	**REGISTERED** Section 8&15 Renewal Due 08/20/2025
127624	RENTALS.COM	5,860,767	09/17/2019	Class 35: Real estate marketing services in the field of connecting consumers with apartment management companies and owners	**REGISTERED** Section 8/15 Due: 09/17/2025
126743	CERTIFIED RESIDENT RATINGS & REVIEWS	4,853,002	11/10/2015	Class 035: advertising rental property listings by others via the internet; providing consumer information and consumer business advice in the field of rental property via the internet; real estate marketing services in the field of connecting consumers with apartment management companies and owners; services rendered to the multi-family housing industry, namely, preparing advertisements for others; advertising consulting services; promotion consulting services; marketing consulting services; promoting the services of the multi-family housing industry through the distribution of printed and audio promotional materials and by rendering sales promotional advice	**REGISTERED** Section 8 & 9 Renewal Due: 11/10/2025
126955	CERTIFIED RESIDENT RATINGS & REVIEWS	4,853,002	11/10/2015	Class 35: advertising rental property listings by others via the internet; providing consumer information and consumer business advice in the field of rental property via the internet; real estate marketing services in the field of connecting consumers with apartment management companies and owners; services rendered to the multi-family housing industry, namely, preparing advertisements for others; advertising consulting services; promotion consulting services; marketing consulting services; promoting the services of the multi-family housing industry through the distribution of printed and audio promotional materials and by rendering sales promotional advice	**REGISTERED** Section 8 & 9 Renewal Due: 11/10/2025

11

MORRIS, MANNING & MARTIN, LLP

Confidential; Attorney-Client Privileged
Attorney Work Product
Last Updated: January 12, 2023

MMM Ref.	Mark	Serial No. / Registration No.	Filing Date / Registration Date	Goods / Services	ACTION
126759	MAXLEASES	5,064,332	10/18/2016	Class 42: Software as a service (SAAS) services featuring software for management, tracking and reporting of leads and tracking of leads to signed leases, for others in the field of apartment rentals; Software as a service (SAAS) services featuring software for management, tracking and reporting of online marketing activities for third parties	**REGISTERED** Section 8 & 9 Renewal Due: 10/18/2026
126784	**APARTMENT GUIDE**	2,236,353	04/06/1999	Class 35: services rendered to the multi-family housing industry, namely preparing advertisements for others; advertising consulting services; promotion consulting services; marketing consulting services; promoting the services of the multi-family housing industry through the distribution of printed and audio promotional materials and by rendering sales promotional advice Class 42: services rendered to the multi-family housing industry, namely photography services; namely, taking photographs of apartment rental and lease properties for others	**REGISTERED** Section 8 & 9 Renewal Due: 04/06/2029
126758	rent.com	5,283,418	09/12/2017	Class 35: Online advertising and promotional services; Providing an interactive real estate website which promotes housing and apartment properties through offering prospective tenants video walk throughs, property descriptions, text, price, location, maps and other information that would be influential to a prospective tenant in making a rental decision; Real estate advertising services; Real estate marketing services in the field of connecting consumers with apartment management companies and owners; Real estate marketing services, namely, on-line services featuring tours of residential and commercial real estate Class 36: Providing real estate rental information online, namely, providing text and photographic information over the Internet concerning the availability, price, location and description of residential real property of others to prospective renters; Providing an on-line searchable interactive website featuring information in the field of real estate, namely, providing a website where prospective renters search for residential real property to rent; Providing a website with real estate rental listings where users may post or respond to advertisements seeking roommates attached to those listings Class 41: Providing on-line non-downloadable directory publications in the field of housing and rentals, real estate marketing, business, and consumer resources	**REGISTERED** Allow to expire due to nonuse
126737	PORTFOLIO PROMOTER	5,326,000	10/31/2017	Class 035: Advertising services, namely, dissemination of advertising for others via an on-line electronic communications network; Real estate marketing services in the field of connecting consumers with apartment management companies and owners Class 042: Software as a service (SAAS) services featuring software for suggesting rental properties based on certain parameters	**REGISTERED** Allow to expire due to nonuse

12

MORRIS, MANNING & MARTIN, LLP

Confidential; Attorney-Client Privileged
Attorney Work Product
Last Updated: January 12, 2023

MMM Ref.	Mark	Serial No. / Registration No.	Filing Date / Registration Date	Goods / Services	ACTION
126772	RENTPATH	4,447,394	12/10/2013	Class 35: Advertising, marketing and promoting the goods and services of others using kiosks; Real estate marketing services in the field of connecting consumers with apartment management companies and owners; Real estate marketing services, namely, on-line services featuring tours of residential and commercial real estate	**REGISTERED** Allow to expire due to nonuse
126774	RentPath	4,447,393	12/10/2013	Class 35: Advertising, marketing and promoting the goods and services of others using kiosks; Real estate marketing services in the field of connecting consumers with apartment management companies and owners; Real estate marketing services, namely, on-line services featuring tours of residential and commercial real estate	**REGISTERED** Allow to expire due to nonuse
126771	RENTPATH	4,450,748	12/17/2013	Class 41: Computer services, namely, providing via a global computer communications network, non-downloadable magazines, newspapers, newsletters, guides and directories providing listings and information on topics of general interest, on housing and rentals, on various trades, business, and professional training and consumer resources	**REGISTERED** Allow to expire due to nonuse
126773	RentPath	4,450,746	12/17/2013	Class 41: Computer services, namely, providing via a global computer communications network, non-downloadable magazines, newspapers, newsletters, guides and directories providing listings and information on topics of general interest, on housing and rentals, on various trades, business, and professional training and consumer resources	**REGISTERED** Allow to expire due to nonuse
126757	LIVE RESPONSE SOLUTIONS	4,489,823	02/25/2014	Class 35: Management of call centers for others	**REGISTERED** Allow to expire due to nonuse
126756	Lovely	4,505,057	04/01/2014	Class 035: Advertising of commercial or residential real estate; Advertising services, namely, providing information as to the availability of residential properties for rent or purchase; Arranging for others the repair and replacement of residential appliances, home security systems and consumer goods; Matching consumers with professionals in the field of residential and commercial services via computer network; Matching consumers with professionals in the field of residential rental properties; Operating on-line marketplaces featuring searchable real estate, apartments, and residential rentals; Providing an interactive real estate website which promotes housing and apartment properties through offering prospective tenants video walk throughs, property descriptions, text, price, location, maps and other information that would be influential to a prospective tenant in making a rental decision; Real estate advertising services; Real estate marketing services; Real estate marketing services in the field of online marketplace for residential rentals.; Real estate marketing services, namely, on-line services featuring tours of residential and commercial real estate	**REGISTERED** Allow to expire due to nonuse

13

MORRIS, MANNING & MARTIN, LLP

Confidential; Attorney-Client Privileged
Attorney Work Product
Last Updated: January 12, 2023

MMM Ref.	Mark	Serial No. / Registration No.	Filing Date / Registration Date	Goods / Services	ACTION
126755	lovely	4,528,555	05/13/2014	Class 036: Classified real estate listings of apartment rentals and housing rentals; Providing a database of information about residential real estate listings in different neighborhoods and communities; Providing a database of residential real estate listings within neighborhoods and communities specifically identified by users; Providing information in the field of real estate via the Internet; Providing real estate listings and real estate information via the Internet; Providing real estate listings via the Internet; Real estate listing services for housing rentals and apartment rentals; Real estate rental services, namely, rental of residential housing; Rental of apartments; Rental of apartments and offices; Rental of homes; Renting of apartments	**REGISTERED** Allow to expire due to nonuse
126752	CERTIFIED RESIDENT	4,592,254	08/26/2014	Class 035: advertising rental property listings by others via the internet; providing consumer information and consumer business advice in the field of rental property via the internet; real estate marketing services in the field of connecting consumers with apartment management companies and owners; services rendered to the multi-family housing industry, namely, preparing advertisements for others; advertising consulting services; promotion consulting services; marketing consulting services; promoting the services of the multi-family housing industry through the distribution of printed and audio promotional materials and by rendering sales promotional advice	**REGISTERED** Allow to expire due to nonuse
126754	love	4,690,675	02/24/2015	Class 009: Computer application software for mobile phones, namely, software for an online marketplace featuring information in the field of real estate, apartment and residential rentals, and consumer services; Computer application software for mobile phones, handheld devices, tablets, namely, software for advertising, accessing and presenting information in the area of real estate, apartment and residential rentals, and consumer services; Downloadable mobile applications for advertising, accessing and presenting information in the area of real estate, apartment and residential rentals, and consumer services; Downloadable software in the nature of a mobile application for software for searching, retrieving, viewing and providing information related to real estate markets, trends, properties, listings, pricing, open houses, agents and brokers	**REGISTERED** Allow to expire due to nonuse
126768	My RentPath	4,972,863	06/07/2016	Class 42: Software as a service (SAAS) services featuring software for management of rental listings, viewing rental performance, and aggregation of property reviews	**REGISTERED** Allow to expire due to nonuse
126782	RENTMATIC	3,717,869	12/01/2009	Class 36: Online property management services for tenants and landlords, namely, automatic electronic transfer of rent payments from tenants to landlord, providing on-line databases featuring rent rolls of apartments and rental housing, on-line leasing of apartments and homes, [posting of listings of apartment and housing vacancies,] and electronic rent collection	**REGISTERED** Allow to expire due to nonuse
126738	EASY MEDIA	5,091,654	11/29/2016	Class 035: Business marketing and consulting services, namely, business reputation management including business reputation improvement and reputation monitoring, reputation marketing, providing business information in the field of social media, and providing marketing services using social media	**REGISTERED** Allow to expire due to nonuse

14

Morris, Manning & Martin, LLP

Confidential; Attorney-Client Privileged
Attorney Work Product
Last Updated: January 12, 2023

MMM Ref.	Mark	Serial No. / Registration No.	Filing Date / Registration Date	Goods / Services	ACTION
126739		4,881,608	01/05/2016	Class 035: Online advertising and promotional services; Providing an interactive real estate website which promotes housing and apartment properties through offering prospective tenants video walk throughs, property descriptions, text, price, location, maps and other information that would be influential to a prospective tenant in making a rental decision; Real estate advertising services; Real estate marketing services in the field of connecting consumers with apartment management companies and owners; Real estate marketing services, namely, on-line services featuring tours of residential and commercial real estate Class 036: Providing real estate rental information online, namely, providing text and photographic information over the Internet concerning the availability, price, location and description of residential real property of others to prospective renters; Providing an on-line searchable interactive website featuring information in the field of real estate, namely, providing a website where prospective renters search for residential real property to rent; Providing a website with real estate rental listings where users may post or respond to advertisements seeking roommates attached to those listings Class 041: Providing on-line non-downloadable directory publications in the field of housing and rentals, real estate marketing, business, and consumer resources	**REGISTERED** Allow to expire due to nonuse
126740	**TOTALLY LEGIT**	4,881,311	01/05/2016	Class 035: Online advertising and promotional services; Providing an interactive real estate website which promotes housing and apartment properties through offering prospective tenants video walk throughs, property descriptions, text, price, location, maps and other information that would be influential to a prospective tenant in making a rental decision; Real estate advertising services; Real estate marketing services in the field of connecting consumers with apartment management companies and owners; Real estate marketing services, namely, on-line services featuring tours of residential and commercial real estate Class 036: Providing real estate rental information online, namely, providing text and photographic information over the Internet concerning the availability, price, location and description of residential real property of others to prospective renters; Providing an on-line searchable interactive website featuring information in the field of real estate, namely, providing a website where prospective renters search for residential real property to rent; Providing a website with real estate rental listings where users may post or respond to advertisements seeking roommates attached to those listings Class 041: Providing on-line non-downloadable directory publications in the field of housing and rentals, real estate marketing, business, and consumer resources	**REGISTERED** Allow to expire due to nonuse

15

MORRIS, MANNING & MARTIN, LLP

Confidential; Attorney-Client Privileged
Attorney Work Product
Last Updated: January 12, 2023

MMM Ref.	Mark	Serial No. / Registration No.	Filing Date / Registration Date	Goods / Services	ACTION
126741	LEGIT-A-MASTER	4,900,967	02/16/2016	Class 035: Online advertising and promotional services; Providing an interactive real estate website which promotes housing and apartment properties through offering prospective tenants video walk throughs, property descriptions, text, price, location, maps and other information that would be influential to a prospective tenant in making a rental decision; Real estate advertising services; Real estate marketing services in the field of connecting consumers with apartment management companies and owners; Real estate marketing services, namely, on-line services featuring tours of residential and commercial real estate Class 036: Providing real estate rental information online, namely, providing text and photographic information over the Internet concerning the availability, price, location and description of residential real property of others to prospective renters; Providing an on-line searchable interactive website featuring information in the field of real estate, namely, providing a website where prospective renters search for residential real property to rent; Providing a website with real estate rental listings where users may post or respond to advertisements seeking roommates attached to those listings Class 041: Providing on-line non-downloadable directory publications in the field of housing and rentals, real estate marketing, business, and consumer resources	**REGISTERED** Allow to expire due to nonuse
126742		4,885,326	01/12/2016	Class 035: Online advertising and promotional services; Providing an interactive real estate website which promotes housing and apartment properties through offering prospective tenants video walk throughs, property descriptions, text, price, location, maps and other information that would be influential to a prospective tenant in making a rental decision; Real estate advertising services; Real estate marketing services in the field of connecting consumers with apartment management companies and owners; Real estate marketing services, namely, on-line services featuring tours of residential and commercial real estate Class 036: Providing real estate rental information online, namely, providing text and photographic information over the Internet concerning the availability, price, location and description of residential real property of others to prospective renters; Providing an on-line searchable interactive website featuring information in the field of real estate, namely, providing a website where prospective renters search for residential real property to rent; Providing a website with real estate rental listings where users may post or respond to advertisements seeking roommates attached to those listings Class 041: Providing on-line non-downloadable directory publications in the field of housing and rentals, real estate marketing, business, and consumer resources	**REGISTERED** Allow to expire due to nonuse

16

Morris, Manning & Martin, LLP

Confidential; Attorney-Client Privileged
Attorney Work Product
Last Updated: January 12, 2023

MMM Ref.	Mark	Serial No. / Registration No.	Filing Date / Registration Date	Goods / Services	ACTION
126744	RentalHouses.com	4,857,824	11/24/2015	Class 035: Providing an interactive real estate web site through which owners and managers of residential real property promote properties available for rent to prospective renters Class 036: Providing real estate rental information online, namely, providing text and photographic information over the internet concerning the availability, price, location and description of residential real property of others to prospective renters; providing an on-line searchable interactive website featuring information in the field of real estate, namely, providing a website where prospective renters search for residential real property to rent; providing an interactive real estate web site which allows prospective renters to search for residential real property to rent	**REGISTERED** Allow to expire due to nonuse
126745	RENTALHOUSES.COM	4,810,385	09/08/2015	Class 035: Providing an interactive real estate web site through which owners and managers of residential real property promote properties available for rent to prospective renters Class 036: Providing real estate rental information online, namely, providing text and photographic information over the internet concerning the availability, price, location and description of residential real property of others to prospective renters; providing an on-line searchable interactive website featuring information in the field of real estate, namely, providing a website where prospective renters search for residential real property to rent; providing an interactive real estate web site which allows prospective renters to search for residential real property to rent	**REGISTERED** Allow to expire due to nonuse
126746	CR3	4,787,220	08/04/2015	Class 035: Advertising rental property listings by others via the Internet; providing consumer information and consumer business advice in the field of rental property via the Internet; real estate marketing services in the field of connecting consumers with apartment management companies and owners; services rendered to the multi-family housing industry, namely, preparing advertisements for others; advertising consulting services; promotion consulting services; marketing consulting services; promoting the services of the multi-family housing industry through the distribution of printed and audio promotional materials and by rendering sales promotional advice	**REGISTERED** Allow to expire due to nonuse

17

Confidential; Attorney-Client Privileged
Attorney Work Product
Last Updated: January 12, 2023

MMM Ref.	Mark	Serial No. / Registration No.	Filing Date / Registration Date	Goods / Services	ACTION
126747	Ag	4,701,361	03/10/2015	Class 035: Advertising real property for rent/sale by others via the Internet; providing consumer information and consumer business advice in the field of home buying via the Internet; providing real estate rental and leasing information guides and directories via a global computer network; providing an advertising medium for apartment owners and managers; advertising real estate properties for rental over the Internet, mobile devices and wireless communications devices; promotional services, namely, promoting the goods of others by providing prospective apartment shoppers and renters with a website containing a directory of apartments, condos and homes for rent or lease featuring text and photographic information over the Internet concerning the availability, price, location and description of residential real property of others to prospective renters; providing advertising space online or in a directory that allows owners and managers of residential real property to promote their housing and apartment properties through offering prospective tenants video walk-throughs, property descriptions, price, availability, location, maps and other information that would be influential to a prospective tenant in making a rental decision; developing property management community websites for others	**REGISTERED** allow to expire due to nonuse
126748	Ag	4,701,360	03/10/2015	Class 009: Computer application software for mobile communications devices, namely, software for providing website containing a directory or listing of apartments, condos and homes for rent or lease, featuring text and photographic information concerning the availability, price, location and description of residential real property of others to prospective apartment renters and shoppers; downloadable computer software for mobile communications devices for providing a directory for apartment shoppers and providing an advertising medium for apartment owners and managers	**REGISTERED** allow to expire due to nonuse
126760		5,060,480	10/11/2016	Class 009: Computer application software for mobile phones, namely, software for providing a directory or listing of apartments, condos and homes for rent or lease, featuring text and photographic information concerning the availability, price, location and description of residential real property of others to prospective apartment renters and shoppers; Downloadable computer software for mobile communications devices for providing a directory for apartment shoppers and providing an advertising medium for apartment owners and managers	**REGISTERED** allow to expire due to non-use
126761	THE POWER OF WE	5,049,132	09/27/2016	Class 35: Advertising, marketing and promoting the goods and services of others; real estate marketing services connecting consumers with apartment management companies and owners; real estate marketing services, namely, online advertising services featuring textual and photographic representations of residential real estate Class 36: Providing residential rental housing listings as well as other information on topics of general interest in the field of real estate to consumers in the housing and rental markets via the Internet	**REGISTERED** Allow to expire due to nonuse

18

Morris, Manning & Martin, LLP

Confidential; Attorney-Client Privileged
Attorney Work Product
Last Updated: January 12, 2023

MMM Ref.	Mark	Serial No. / Registration No.	Filing Date / Registration Date	Goods / Services	ACTION
126762	TAKE THE MOST POWERFUL PATH	5,018,898	08/09/2016	Class 35: Online advertising and promotional services; Providing an interactive real estate website which promotes housing and apartment properties through offering prospective tenants video walk throughs, property descriptions, text, price, location, maps and other information that would be influential to a prospective tenant in making a rental decision; Real estate advertising services; Real estate marketing services in the field of connecting consumers with apartment management companies and owners; Real estate marketing services, namely, on-line services featuring tours of residential and commercial real estate Class 36: Providing real estate rental information online, namely, providing text and photographic information over the Internet concerning the availability, price, location and description of residential real property of others to prospective renters; Providing an on-line searchable interactive website featuring information in the field of real estate, namely, providing a website where prospective renters search for residential real property to rent; Providing a website with real estate rental listings where users may post or respond to advertisements seeking roommates attached to those listings Class 41: Providing on-line non-downloadable directory publications in the field of housing and rentals, real estate marketing, business, and consumer resources	**REGISTERED** Allow to expire due to nonuse
126763	RentPath Concierge	5,011,541	08/02/2016	Class 35: Personalized customer service management provided to property owners and managers, namely, updating and maintenance of the content of property rental listing data in computer databases Class 36: Personalized customer service provided to property owners and managers, namely, real estate listing consultation with respect to both the content and design of online property rental listings	**REGISTERED** Allow to expire due to nonuse
126764	RentPath Connect	4,992,567	07/05/2016	Class 42: Application service provider featuring application programming interface (API) software for the posting of listings to an interactive website; Application service provider featuring application programming interface (API) software for managing rental listings	**REGISTERED** Allow to expire due to non-use

19

Morris, Manning & Martin, LLP

Confidential; Attorney-Client Privileged
Attorney Work Product
Last Updated: January 12, 2023

MMM Ref.	Mark	Serial No. / Registration No.	Filing Date / Registration Date	Goods / Services	ACTION
126765	Rentals.com	4,991,938	07/05/2016	Class 35: Online advertising and promotional services; Providing an interactive real estate website which promotes housing and apartment properties through offering prospective tenants video walk throughs, property descriptions, text, price, location, maps and other information that would be influential to a prospective tenant in making a rental decision; Real estate advertising services; Real estate marketing services in the field of connecting consumers with apartment management companies and owners; Real estate marketing services, namely, on-line services featuring tours of residential and commercial real estate Class 36: Providing real estate rental information online, namely, providing text and photographic information over the Internet concerning the availability, price, location and description of residential real property of others to prospective renters; Providing an on-line searchable interactive website featuring information in the field of real estate, namely, providing a website where prospective renters search for residential real property to rent; Providing a website with real estate rental listings where users may post or respond to advertisements seeking roommates attached to those listings Class 41: Providing on-line non-downloadable directory publications in the field of housing and rentals, real estate marketing, business, and consumer resources	**REGISTERED** Allow to expire due to non-use
126766		4,987,862	06/28//2016	Class 009: Computer application software for mobile phones, namely, software for accessing real estate rental information online, namely, for accessing text and photographic information over the Internet concerning the availability, price, location and description of residential real property of others to prospective renters; software for displaying and interacting with an on-line searchable interactive website featuring information in the field of real estate, namely, for accessing and interacting with a website where prospective renters search for residential real property to rent; and software for accessing and displaying on-line non-downloadable directory publications in the field of housing and rentals, real estate marketing	**REGISTERED** Allow to expire due to non-use

20

MORRIS, MANNING & MARTIN, LLP

Confidential; Attorney-Client Privileged
Attorney Work Product
Last Updated: January 12, 2023

MMM Ref.	Mark	Serial No. / Registration No.	Filing Date / Registration Date	Goods / Services	ACTION
126767		4,972,867	06/07/2016	Class 35: Online advertising and promotional services; Providing an interactive real estate website which promotes housing and apartment properties through offering prospective tenants video walk throughs, property descriptions, text, price, location, maps and other information that would be influential to a prospective tenant in making a rental decision; Real estate advertising services; Real estate marketing services in the field of connecting consumers with apartment management companies and owners; Real estate marketing services, namely, on-line services featuring tours of residential and commercial real estate Class 36: Providing real estate rental information online, namely, providing text and photographic information over the Internet concerning the availability, price, location and description of residential real property of others to prospective renters; Providing an on-line searchable interactive website featuring information in the field of real estate, namely, providing a website where prospective renters search for residential real property to rent; Providing a website with real estate rental listings where users may post or respond to advertisements seeking roommates attached to those listings Class 41: Providing on-line non-downloadable directory publications in the field of housing and rentals, real estate marketing, business, and consumer resources	**REGISTERED** Allow to expire due to nonuse
126769	SOCIAL MEDIA MADE EASY	4,185,684	08/07/2012	Class 35: Advertising, marketing and consulting services, namely, developing social marketing strategies for, and promoting the goods and services of, others in the field of residential real estate property management	**REGISTERED** Allow to expire due to nonuse
126957	PRIMEDIA	2,591,823	07/09/2002	Class 42: house mark for computer services, namely, providing via a global computer communications network magazines, newspapers, newsletters, guides and directories providing information on topics of general interest, on various trades, business, [education, vocational] and professional training and consumer resources	**REGISTERED** Allow to expire due to non-use
126958	RentPath Connect	4,992,567	07/05/2016	Class 42: Application service provider featuring application programming interface (API) software for the posting of listings to an interactive website; Application service provider featuring application programming interface (API) software for managing rental listings	**REGISTERED** Allow to expire due to nonuse
126770	REPUTATION MADE EASY	4,598,458	09/02/2014	Class 35: Advertising, marketing and consulting services namely, developing social marketing strategies for, and promoting the goods and services of, others in the field of residential real estate property management	**CANCELLED** allowed to expire due to nonuse
126753	AG SITES	4,565,566	07/08/2014	Class 042: developing property management community websites for others; providing turnkey website design and development services for property managers for others	**CANCELLED** allow to expire due to nonuse

21

Confidential; Attorney-Client Privileged Attorney Work Product Last Updated: January 12, 2023 22 MMM Ref. Mark Serial No. / Registration No. Filing Date / Registration Date Goods / Services ACTION 126781 4,274,600 01/15/2013 Class 35 CANCELLED Allow to expire due to nonuse 126785 APARTMENT GUIDE A DIRECTORY FOR THE APARTMENT SHOPPER FREE 1,410,440 09/23/1986 Class 16 CANCELLED Allow to expire due to nonuse 126780 APARTMENT GUIDE SOCIALMEDIA MANAGER 4,271,234 01/08/2013 Class 42 CANCELLED Allow to expire due to nonuse

Schedule 5.26 Redfin Material Contracts

Multiple Listing Service (“MLS”) Agreements License agreement with each MLS where Redfin operates Google/Adswerve Customer Agreement between Redfin and Analytics Pros, Inc., dated September 16, 2020 and Statement of Work D between Redfin and Adswerve, Inc., dated November 22, 2022 and The Amended and Restated Service Schedule #2 between Redfin and Adswerve, Inc. dated January 1, 2021 Workday Master Subscription Agreement between Workday, Inc. and Redfin dated August 1, 2014 AWS AWS Customer Agreement between AWS Contracting Party and Redfin dated [unknown] and AWS Beta Test Participation Agreement between Amazon Web Services, Inc. and Redfin dated November 5, 2013 and AWS Private Pricing Addendum between Amazon Web Services, Inc. and Redfin dated May 12, 2023 Zendesk Master Subscription Agreement between Zendesk and Redfin dated July 1, 2022 Salesforce Main Services Agreement between SFDCs and Redfin dated April 4, 2022 Slack Authorization Agreement for Account Access between Slack and Redfin dated July 2021 and Beta Services Addendum between Slack and Redfin dated October 11, 2021 Matterport Matterport Master Enterprise Agreement between Matterport and Redfin dated September 29, 2023 Playwire Advertising Sales Representation Agreement with Direct Sales between Redfin and Playwire dated December 12, 2022 and Amendment No. 1 to the Advertising Sales Representation Agreement with Direct Sales between Playwire, LLC and Redfin dated December 13, 2022 and Amendment No. 2 to the Advertising Sales Representation Agreement with Direct Sales between Playwire, LLC and Redfin dated December 13, 2022 Coupa Master Subscription Agreement between Coupa and Redfin dated June 27, 2019 Netsuite Netsuite Subscription Services Agreement between Netsuite Inc. and Redfin dated November 22, 2013 Docusign DocuSign Master Services Agreement between DocuSign and Redfin dated January 28, 2021 Virtru (Title Forward) Virtu Pro Subscription Agreement between Virtu Pro and Title Forward dated February 10, 2020

Qualia (Title Forward) Qualia Master Agreement between Qualia Labs, Inc. and Title Forward dated March 12, 2020

Schedule 5.26 Rent Material Contracts Multiple Listing Service (“MLS”) Agreements License agreement with each multiple listing service (“MLS”) where Rent. operates Salesforce Master Subscription Agreement between RentPath, LLC and salesforce.com, inc. dated June 28, 2016 inContract Master Terms of Use between inContact, Inc. and RentPath, LLC (this is actually the full name of the agreement) dated August 30, 2016 Microsoft Microsoft Business Agreement between Primedia and MSLL GP dated 11/20/2000 and Business and Services Agreement between Consumer Source Holdings Inc. and Microsoft Licensing, GP dated 12/11/2012 Oracle no negotiated agreement; only the standard online terms Zoura Master Subscription Agreement between Consumer Source Holdings Inc. and Zuora, Inc., dated 6/30/2010 Snowflake Master SAAS Agreement between RentPath Holdings, Inc. and Snowflake Inc. dated June 8, 2022 Optimizely Master Subscription Agreement between RentPath, LLC and Optimizely, Inc., dated 12/1/2017 Cloudflare Enterprise Subscription Terms of Service between RentPath, LLC and Cloudflare, Inc., dated 2/26/2019 Cloudinary Software as a Service Agreement between RentPath, LLC and Cloudinary, Inc., dated 12/14/2017